UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04986
                                   ---------

                              FRANKLIN INVESTORS SECURITIES TRUST
                              -----------------------------------
                     (Exact name of registrant as specified in charter)

                       ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                       ----------------------------------------------
                     (Address of principal executive offices) (Zip code)

                CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -------------------------------------------------------------
                           (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/06
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                         OCTOBER 31, 2006
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                                                  Franklin Convertible
                                                  Securities Fund

                                                  Franklin Equity Income Fund

                                                  Franklin Limited Maturity U.S.
                                                  Government Securities Fund

                                                  Franklin Real Return Fund

--------------------------------------------------------------------------------
       ANNUAL REPORT AND SHAREHOLDER LETTER
--------------------------------------------------------------------------------
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                                                  See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................    1

ANNUAL REPORT

Franklin Convertible Securities Fund .....................................    3

Franklin Equity Income Fund ..............................................   13

Franklin Limited Maturity U.S. Government Securities Fund ................   26

Franklin Real Return Fund ................................................   36

Financial Highlights and Statements of Investments .......................   45

Financial Statements .....................................................   70

Notes to Financial Statements ............................................   75

Report of Independent Registered Public Accounting Firm ..................   90

Tax Designation ..........................................................   91

Board Members and Officers ...............................................   93

Shareholder Information ..................................................   98

--------------------------------------------------------------------------------
Annual Report

Franklin Convertible Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by investing at least 80% of its net assets in convertible securities.

We are pleased to bring you Franklin Convertible Securities Fund's annual report for the fiscal year ended October 31, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
Based on Total Net Assets as of 10/31/06

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Convertible Bonds                              59.3%
Convertible Preferred Stocks                   33.2%
Common Stocks                                   0.4%
Short-Term Investments & Other Net Assets       7.1%

PERFORMANCE SUMMARY

For the 12 months under review, Franklin Convertible Securities Fund - Class A posted a cumulative total return of +12.45%. The Fund performed comparably to its benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index, which posted a +12.07% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although hurricane activity in the gulf coast region weakened growth in fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006. It then declined to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.9% to a five-year low of 4.4%. 2

1. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 47.


                                                               Annual Report | 3

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally to 5.25%. However, since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +18.47%, and the broader Standard & Poor's 500 Index (S&P 500) returned +16.33%, while the technology-heavy NASDAQ Composite Index had a total return of +13.36%. 4 Telecommunications, materials and financials stocks performed particularly well.

INVESTMENT STRATEGY

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks' potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like -- reducing their ability to appreciate with increases in the underlying common stock -- we attempt to

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


4 | Annual Report
redeploy those assets into more balanced convertible securities and maintain the potential for the Fund's upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund's finance sector investments contributed most to its overall performance. The Fund benefited from a new position in discount broker E*TRADE Financial, and from positions in holding company Leucadia National, specialty lender CapitalSource and shopping mall real estate investment trust Simon Property Group.

Most of the Fund's consumer discretionary sector investments aided Fund returns. 5 For example, our holdings in Hilton Hotels and shoe retailer DSW performed strongly. In addition, a rebound in share prices of domestic auto producers Ford Motor and General Motors helped Fund performance. However, share price weakness of amusement park operator Six Flags detracted from Fund returns.

Energy sector holdings also benefited Fund returns, primarily due to our position in oil field services company Schlumberger. 6 During the period, the company expanded its operations while producing double-digit returns as earnings jumped on increased activity and strong pricing momentum.

The utilities sector rebounded in the second half of the reporting period and contributed to Fund returns. Entergy and El Paso generated double-digit returns during the period and contributed to Fund performance. However, independent power producer Calpine, which filed for bankruptcy in December 2005 after accumulating a large debt load, detracted from Fund performance. The Calpine bonds have rebounded significantly since the filing, but not enough to erase the losses. We sold a portion of the Fund's Calpine position at the end of the fiscal year to reduce the Fund's taxable capital gains.

The industrials sector contributed to returns as pricing improvements in the solid waste industry led to earnings improvement at Allied Waste Industries. 7 Within the telecommunications services sector, the Fund's position in Latin American wireless provider NII Holdings proved to be one of the strongest contributors to Fund performance.

TOP 5 PREFERRED STOCKS
Franklin Convertible Securities Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                    1.9%
  ENERGY MINERALS
--------------------------------------------------------------------------------
E*TRADE Financial Corp.                                                    1.8%
  FINANCE
--------------------------------------------------------------------------------
Entergy Corp.                                                              1.7%
  UTILITIES
--------------------------------------------------------------------------------
Allied Waste Industries Inc.                                               1.6%
  INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Retail Ventures into DSW Inc.                                              1.6%
  RETAIL TRADE
--------------------------------------------------------------------------------

TOP 5 BONDS
Franklin Convertible Securities Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Carnival Corp.                                                             2.3%
  CONSUMER SERVICES, U.S.
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                          2.3%
  INDUSTRIAL SERVICES, NETHERLANDS
  ANTILLES
--------------------------------------------------------------------------------
NII Holdings Inc.                                                          2.2%
  COMMUNICATIONS, U.S.
--------------------------------------------------------------------------------
Intel Corp.                                                                1.9%
  ELECTRONIC TECHNOLOGY, U.S.
--------------------------------------------------------------------------------
Amgen Inc.                                                                 1.9%
  HEALTH TECHNOLOGY, U.S.
--------------------------------------------------------------------------------

5. The Fund's consumer discretionary holdings are in the commercial services, consumer durables, consumer services, electronic technology and retail trade sectors in the SOI.

6. The Fund's energy holdings are in the energy minerals and industrial services sectors in the SOI.

7. The Fund's industrials holdings are in the electronic technology, finance, industrial services, producer manufacturing and transportation sectors in the SOI.


                                                               Annual Report | 5

In the health technology sector, our investments in biotechnology companies Celgene, InterMune and Medarex helped to boost performance. We took advantage of Medarex's strength and profitably sold that position during the period and added a new position in biotech giant Amgen. However, our position in PDL Biopharma (Protein Design Labs in the SOI) detracted from Fund performance.

Among information technology (IT) holdings, the Fund benefited from its position in IT services company BearingPoint. 8 In addition, we sought to take advantage of share price weakness in semiconductor company Intel to add to our position.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]  /s/ Alan E. Muschott

                     Alan E. Muschott, CFA


[PHOTO OMITTED]  /s/ Edward D. Perks

                     Edward D. Perks, CFA

                     Portfolio Management Team
                     Franklin Convertible Securities Fund

8. The Fund's IT holdings are in the electronic technology and technology services sectors in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN CONVERTIBLE SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------
CLASS A (SYMBOL: FISCX)                           CHANGE     10/31/06     10/31/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$ 0.73     $ 17.19      $ 16.46
-----------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------------
Dividend Income                      $ 0.6035
-----------------------------------------------------------------------------------
Short-Term Capital Gain              $ 0.1977
-----------------------------------------------------------------------------------
Long-Term Capital Gain               $ 0.4233
-----------------------------------------------------------------------------------
       TOTAL                         $ 1.2245
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
CLASS C (SYMBOL: FROTX)                           CHANGE     10/31/06     10/31/05
-----------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$ 0.72     $ 17.04      $ 16.32
-----------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------------
Dividend Income                      $ 0.4827
-----------------------------------------------------------------------------------
Short-Term Capital Gain              $ 0.1977
-----------------------------------------------------------------------------------
Long-Term Capital Gain               $ 0.4233
-----------------------------------------------------------------------------------
       TOTAL                         $ 1.1037
-----------------------------------------------------------------------------------


                                                               Annual Report | 7

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------
CLASS A                                            1-YEAR      5-YEAR      10-YEAR
-----------------------------------------------------------------------------------
Cumulative Total Return 1                         +12.45%     +69.88%     +153.83%
-----------------------------------------------------------------------------------
Average Annual Total Return 2                      +6.01%      +9.87%       +9.11%
-----------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $10,601     $16,008      $23,924
-----------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                 +0.47%     +10.05%       +8.84%
-----------------------------------------------------------------------------------
   Distribution Rate 5                 3.31%
-----------------------------------------------------------------------------------
   30-Day Standardized Yield 6         2.24%
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
CLASS C                                            1-YEAR      5-YEAR      10-YEAR
-----------------------------------------------------------------------------------
Cumulative Total Return 1                         +11.53%     +63.60%     +135.63%
-----------------------------------------------------------------------------------
Average Annual Total Return 2                     +10.53%     +10.35%       +8.95%
-----------------------------------------------------------------------------------
Value of $10,000 Investment 3                    $11,053     $16,360      $23,563
-----------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                 +4.81%     +10.52%       +8.67%
-----------------------------------------------------------------------------------
   Distribution Rate 5                 2.83%
-----------------------------------------------------------------------------------
   30-Day Standardized Yield 6         1.64%
-----------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Convertible      Goldman Sachs/Bloomberg
           Date         Securities Fund       U.S.Convertible 100 Index 7
        ----------    --------------------    ---------------------------
         11/1/1996          $  9,425                   $ 10,000
        11/30/1996          $  9,769                   $ 10,337
        12/31/1996          $  9,813                   $ 10,258
         1/31/1997          $ 10,252                   $ 10,442
         2/28/1997          $ 10,145                   $ 10,477
         3/31/1997          $  9,924                   $ 10,396
         4/30/1997          $  9,947                   $ 10,542
         5/31/1997          $ 10,446                   $ 11,036
         6/30/1997          $ 10,786                   $ 11,363
         7/31/1997          $ 11,351                   $ 12,038
         8/31/1997          $ 11,436                   $ 11,947
         9/30/1997          $ 11,920                   $ 12,547
        10/31/1997          $ 11,543                   $ 12,245
        11/30/1997          $ 11,638                   $ 12,203
        12/31/1997          $ 11,802                   $ 12,258
         1/31/1998          $ 11,633                   $ 12,207
         2/28/1998          $ 11,915                   $ 12,845
         3/31/1998          $ 12,018                   $ 13,318
         4/30/1998          $ 12,164                   $ 13,464
         5/31/1998          $ 11,818                   $ 13,100
         6/30/1998          $ 11,576                   $ 13,177
         7/31/1998          $ 11,287                   $ 12,884
         8/31/1998          $ 10,052                   $ 11,392
         9/30/1998          $ 10,254                   $ 11,613
        10/31/1998          $ 10,397                   $ 12,070
        11/30/1998          $ 10,760                   $ 12,609
        12/31/1998          $ 10,978                   $ 13,205
         1/31/1999          $ 11,229                   $ 13,624
         2/28/1999          $ 10,707                   $ 13,201
         3/31/1999          $ 10,689                   $ 13,435
         4/30/1999          $ 11,153                   $ 14,189
         5/31/1999          $ 11,389                   $ 14,331
         6/30/1999          $ 11,793                   $ 14,550
         7/31/1999          $ 11,645                   $ 14,504
         8/31/1999          $ 11,747                   $ 14,422
         9/30/1999          $ 11,709                   $ 14,093
        10/31/1999          $ 11,878                   $ 14,473
        11/30/1999          $ 12,372                   $ 14,934
        12/31/1999          $ 13,301                   $ 15,921
         1/31/2000          $ 13,601                   $ 16,046
         2/29/2000          $ 14,451                   $ 16,462
         3/31/2000          $ 14,944                   $ 16,900
         4/30/2000          $ 14,709                   $ 16,496
         5/31/2000          $ 14,461                   $ 16,203
         6/30/2000          $ 15,044                   $ 17,158
         7/31/2000          $ 14,802                   $ 16,950
         8/31/2000          $ 16,018                   $ 18,445
         9/30/2000          $ 15,886                   $ 17,932
        10/31/2000          $ 15,502                   $ 17,258
        11/30/2000          $ 14,118                   $ 15,467
        12/31/2000          $ 15,343                   $ 16,299
         1/31/2001          $ 16,443                   $ 17,545
         2/28/2001          $ 15,468                   $ 16,261
         3/31/2001          $ 14,950                   $ 15,477
         4/30/2001          $ 15,991                   $ 16,083
         5/31/2001          $ 15,878                   $ 15,923
         6/30/2001          $ 15,575                   $ 15,395
         7/31/2001          $ 15,377                   $ 15,248
         8/31/2001          $ 14,900                   $ 14,952
         9/30/2001          $ 13,587                   $ 13,987
        10/31/2001          $ 14,083                   $ 14,183
        11/30/2001          $ 14,960                   $ 14,746
        12/31/2001          $ 15,468                   $ 14,975
         1/31/2002          $ 15,187                   $ 14,668
         2/28/2002          $ 14,807                   $ 14,156
         3/31/2002          $ 15,524                   $ 14,683
         4/30/2002          $ 15,406                   $ 14,409
         5/31/2002          $ 15,097                   $ 14,302
         6/30/2002          $ 13,972                   $ 13,558
         7/31/2002          $ 12,786                   $ 12,727
         8/31/2002          $ 12,936                   $ 12,989
         9/30/2002          $ 12,222                   $ 12,328
        10/31/2002          $ 12,429                   $ 12,759
        11/30/2002          $ 13,401                   $ 13,772
        12/31/2002          $ 13,063                   $ 13,586
         1/31/2003          $ 13,178                   $ 13,785
         2/28/2003          $ 13,132                   $ 13,711
         3/31/2003          $ 13,325                   $ 13,829
         4/30/2003          $ 14,221                   $ 14,495
         5/31/2003          $ 15,153                   $ 15,167
         6/30/2003          $ 15,403                   $ 15,105
         7/31/2003          $ 15,639                   $ 15,214
         8/31/2003          $ 15,791                   $ 15,433
         9/30/2003          $ 15,912                   $ 15,596
        10/31/2003          $ 16,543                   $ 16,066
        11/30/2003          $ 17,055                   $ 16,289
        12/31/2003          $ 17,693                   $ 16,749
         1/31/2004          $ 18,247                   $ 17,132
         2/29/2004          $ 18,428                   $ 17,237
         3/31/2004          $ 18,622                   $ 17,301
         4/30/2004          $ 18,549                   $ 16,916
         5/31/2004          $ 18,622                   $ 17,031
         6/30/2004          $ 18,917                   $ 17,324
         7/31/2004          $ 18,437                   $ 16,940
         8/31/2004          $ 18,450                   $ 16,893
         9/30/2004          $ 18,956                   $ 17,140
        10/31/2004          $ 18,869                   $ 17,184
        11/30/2004          $ 19,790                   $ 17,706
        12/31/2004          $ 20,527                   $ 18,080
         1/31/2005          $ 20,111                   $ 17,639
         2/28/2005          $ 20,161                   $ 17,759
         3/31/2005          $ 19,953                   $ 17,440
         4/30/2005          $ 19,433                   $ 17,085
         5/31/2005          $ 20,194                   $ 17,489
         6/30/2005          $ 20,784                   $ 17,755
         7/31/2005          $ 21,656                   $ 18,341
         8/31/2005          $ 21,630                   $ 18,314
         9/30/2005          $ 21,832                   $ 18,624
        10/31/2005          $ 21,276                   $ 18,309
        11/30/2005          $ 21,560                   $ 18,515
        12/31/2005          $ 21,951                   $ 18,726
         1/31/2006          $ 22,698                   $ 19,305
         2/28/2006          $ 22,766                   $ 19,371
         3/31/2006          $ 22,987                   $ 19,474
         4/30/2006          $ 23,056                   $ 19,624
         5/31/2006          $ 22,700                   $ 19,343
         6/30/2006          $ 22,660                   $ 19,316
         7/31/2006          $ 22,563                   $ 19,404
         8/31/2006          $ 22,908                   $ 19,714
         9/30/2006          $ 23,270                   $ 20,099
        10/31/2006          $ 23,924                   $ 20,519

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                    10/31/06
------------------------------------
1-Year                       +6.01%
------------------------------------
5-Year                       +9.87%
------------------------------------
10-Year                      +9.11%
------------------------------------

CLASS C (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      Franklin Convertible      Goldman Sachs/Bloomberg
           Date         Securities Fund       U.S.Convertible 100 Index 7
        ----------    --------------------    ---------------------------
         11/1/1996          $ 10,000                    $ 10,000
        11/30/1996          $ 10,368                    $ 10,337
        12/31/1996          $ 10,402                    $ 10,258
         1/31/1997          $ 10,862                    $ 10,442
         2/28/1997          $ 10,742                    $ 10,477
         3/31/1997          $ 10,499                    $ 10,396
         4/30/1997          $ 10,518                    $ 10,542
         5/31/1997          $ 11,041                    $ 11,036
         6/30/1997          $ 11,386                    $ 11,363
         7/31/1997          $ 11,978                    $ 12,038
         8/31/1997          $ 12,062                    $ 11,947
         9/30/1997          $ 12,559                    $ 12,547
        10/31/1997          $ 12,154                    $ 12,245
        11/30/1997          $ 12,254                    $ 12,203
        12/31/1997          $ 12,411                    $ 12,258
         1/31/1998          $ 12,233                    $ 12,207
         2/28/1998          $ 12,513                    $ 12,845
         3/31/1998          $ 12,613                    $ 13,318
         4/30/1998          $ 12,759                    $ 13,464
         5/31/1998          $ 12,395                    $ 13,100
         6/30/1998          $ 12,132                    $ 13,177
         7/31/1998          $ 11,822                    $ 12,884
         8/31/1998          $ 10,516                    $ 11,392
         9/30/1998          $ 10,721                    $ 11,613
        10/31/1998          $ 10,864                    $ 12,070
        11/30/1998          $ 11,239                    $ 12,609
        12/31/1998          $ 11,461                    $ 13,205
         1/31/1999          $ 11,717                    $ 13,624
         2/28/1999          $ 11,164                    $ 13,201
         3/31/1999          $ 11,147                    $ 13,435
         4/30/1999          $ 11,615                    $ 14,189
         5/31/1999          $ 11,855                    $ 14,331
         6/30/1999          $ 12,270                    $ 14,550
         7/31/1999          $ 12,109                    $ 14,504
         8/31/1999          $ 12,198                    $ 14,422
         9/30/1999          $ 12,161                    $ 14,093
        10/31/1999          $ 12,329                    $ 14,473
        11/30/1999          $ 12,836                    $ 14,934
        12/31/1999          $ 13,784                    $ 15,921
         1/31/2000          $ 14,088                    $ 16,046
         2/29/2000          $ 14,973                    $ 16,462
         3/31/2000          $ 15,466                    $ 16,900
         4/30/2000          $ 15,212                    $ 16,496
         5/31/2000          $ 14,954                    $ 16,203
         6/30/2000          $ 15,541                    $ 17,158
         7/31/2000          $ 15,281                    $ 16,950
         8/31/2000          $ 16,523                    $ 18,445
         9/30/2000          $ 16,377                    $ 17,932
        10/31/2000          $ 15,971                    $ 17,258
        11/30/2000          $ 14,530                    $ 15,467
        12/31/2000          $ 15,797                    $ 16,299
         1/31/2001          $ 16,890                    $ 17,545
         2/28/2001          $ 15,905                    $ 16,261
         3/31/2001          $ 15,360                    $ 15,477
         4/30/2001          $ 16,423                    $ 16,083
         5/31/2001          $ 16,285                    $ 15,923
         6/30/2001          $ 15,975                    $ 15,395
         7/31/2001          $ 15,751                    $ 15,248
         8/31/2001          $ 15,262                    $ 14,952
         9/30/2001          $ 13,913                    $ 13,987
        10/31/2001          $ 14,403                    $ 14,183
        11/30/2001          $ 15,283                    $ 14,746
        12/31/2001          $ 15,797                    $ 14,975
         1/31/2002          $ 15,500                    $ 14,668
         2/28/2002          $ 15,112                    $ 14,156
         3/31/2002          $ 15,826                    $ 14,683
         4/30/2002          $ 15,695                    $ 14,409
         5/31/2002          $ 15,381                    $ 14,302
         6/30/2002          $ 14,220                    $ 13,558
         7/31/2002          $ 12,999                    $ 12,727
         8/31/2002          $ 13,154                    $ 12,989
         9/30/2002          $ 12,415                    $ 12,328
        10/31/2002          $ 12,623                    $ 12,759
        11/30/2002          $ 13,603                    $ 13,772
        12/31/2002          $ 13,242                    $ 13,586
         1/31/2003          $ 13,360                    $ 13,785
         2/28/2003          $ 13,301                    $ 13,711
         3/31/2003          $ 13,489                    $ 13,829
         4/30/2003          $ 14,378                    $ 14,495
         5/31/2003          $ 15,314                    $ 15,167
         6/30/2003          $ 15,567                    $ 15,105
         7/31/2003          $ 15,782                    $ 15,214
         8/31/2003          $ 15,926                    $ 15,433
         9/30/2003          $ 16,046                    $ 15,596
        10/31/2003          $ 16,673                    $ 16,066
        11/30/2003          $ 17,168                    $ 16,289
        12/31/2003          $ 17,812                    $ 16,749
         1/31/2004          $ 18,361                    $ 17,132
         2/29/2004          $ 18,531                    $ 17,237
         3/31/2004          $ 18,705                    $ 17,301
         4/30/2004          $ 18,631                    $ 16,916
         5/31/2004          $ 18,693                    $ 17,031
         6/30/2004          $ 18,970                    $ 17,324
         7/31/2004          $ 18,473                    $ 16,940
         8/31/2004          $ 18,473                    $ 16,893
         9/30/2004          $ 18,977                    $ 17,140
        10/31/2004          $ 18,876                    $ 17,184
        11/30/2004          $ 19,792                    $ 17,706
        12/31/2004          $ 20,500                    $ 18,080
         1/31/2005          $ 20,081                    $ 17,639
         2/28/2005          $ 20,107                    $ 17,759
         3/31/2005          $ 19,900                    $ 17,440
         4/30/2005          $ 19,365                    $ 17,085
         5/31/2005          $ 20,117                    $ 17,489
         6/30/2005          $ 20,684                    $ 17,755
         7/31/2005          $ 21,532                    $ 18,341
         8/31/2005          $ 21,506                    $ 18,314
         9/30/2005          $ 21,682                    $ 18,624
        10/31/2005          $ 21,126                    $ 18,309
        11/30/2005          $ 21,398                    $ 18,515
        12/31/2005          $ 21,762                    $ 18,726
         1/31/2006          $ 22,495                    $ 19,305
         2/28/2006          $ 22,536                    $ 19,371
         3/31/2006          $ 22,743                    $ 19,474
         4/30/2006          $ 22,798                    $ 19,624
         5/31/2006          $ 22,443                    $ 19,343
         6/30/2006          $ 22,388                    $ 19,316
         7/31/2006          $ 22,278                    $ 19,404
         8/31/2006          $ 22,594                    $ 19,714
         9/30/2006          $ 22,941                    $ 20,099
        10/31/2006          $ 23,563                    $ 20,519

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                           10/31/06
-------------------------------------------
1-Year                             +10.53%
-------------------------------------------
5-Year                             +10.35%
-------------------------------------------
10-Year                             +8.95%
-------------------------------------------


                                                               Annual Report | 9

ENDNOTES

THE FUND MAY INVEST IN HIGH-YIELDING, FIXED INCOME SECURITIES. HIGH YIELDS REFLECT THE HIGHER CREDIT RISK ASSOCIATED WITH THESE LOWER-RATED SECURITIES AND, IN SOME CASES, THE LOWER MARKET PRICES FOR THESE INSTRUMENTS. INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING POLITICAL UNCERTAINTY AND CURRENCY VOLATILITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Class C) per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Source: Standard & Poor's Micropal. The Goldman Sachs/Bloomberg U.S. Convertible 100 Index comprises 100 convertible securities designed to provide investors with an accurate, objective and reliable benchmark for the U.S. convertible market.


10 | Annual Report

Your Fund's Expenses

FRANKLIN CONVERTIBLE SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,037.70             $ 4.47
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.82             $ 4.43
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $ 1,000          $ 1,033.60             $ 8.30
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.04             $ 8.24
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.87% and C: 1.62%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Annual Report

Franklin Equity Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks and 65% of net assets in common stocks offering current dividend yields that are higher than the average yield of the stocks in the Standard & Poor's 500 Index (S&P 500). 1

This annual report for Franklin Equity Income Fund covers the fiscal year ended October 31, 2006.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Equity Income Fund - Class A posted a +16.04% cumulative total return. The Fund underperformed its narrow benchmark, the Russell 1000(R) Value Index, which returned +21.46%. 2 The Fund performed comparably to the +16.33% total return of its broad benchmark, the S&P 500. 1 The Fund underperformed its peers in the Lipper Equity Income Funds Classification Average, which returned +17.76% for the same period. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 19.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although hurricane activity in the gulf coast

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

3. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/06, there were 233 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. Past performance does not guarantee future results.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.


                                                              Annual Report | 13

PORTFOLIO BREAKDOWN
Franklin Equity Income Fund
Based on Total Net Assets as of 10/31/06

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Finance*                                      28.8%
Energy Minerals                               10.6%
Electronic Technology                          8.0%
Producer Manufacturing                         7.8%
Health Technology                              6.1%
Communications                                 6.0%
Consumer Non-Durables                          5.3%
Utilities                                      4.4%
Consumer Services                              3.4%
Technology Services                            2.6%
Transportation                                 2.2%
Other                                          9.9%
Short-Term Investments & Other Net Assets      4.9%

* Significant exposure to a single sector may result in the Fund's experiencing greater volatility than a fund with a more broadly diversified portfolio. There are specific risks to investing in the finance sector, which is sensitive to changes in interest rates, subject to extensive government regulation, and recently has undergone rapid change related to consolidations and changes to its regulatory framework.

region weakened growth in fourth quarter 2005, gross domestic product grew an annualized 5.6% in first quarter 2006. It then declined to annualized rates of 2.6% in the second quarter and an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed to 1% annually, hiring generally increased and the unemployment rate fell from 4.9% to a five-year low of 4.4%. 4

Elevated energy and other commodity prices were a primary economic concern for much of the period. Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 5

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally to 5.25%. However, since June, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

4.    Source: Bureau of Labor Statistics.

5. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


14 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Equity Income Fund
11/1/05-10/31/06

-------------------------------------------------------------------------------
                                       DIVIDEND PER SHARE
                  -------------------------------------------------------------
MONTH                CLASS A         CLASS B         CLASS C         CLASS R
-------------------------------------------------------------------------------
November           3.24 cents      1.94 cents      1.94 cents      2.80 cents
-------------------------------------------------------------------------------
December          15.65 cents**   14.35 cents**   14.35 cents**   15.22 cents**
-------------------------------------------------------------------------------
January            3.24 cents      1.94 cents      1.94 cents      2.81 cents
-------------------------------------------------------------------------------
February           3.24 cents      1.94 cents      1.94 cents      2.81 cents
-------------------------------------------------------------------------------
March              3.24 cents      1.94 cents      1.95 cents      2.80 cents
-------------------------------------------------------------------------------
April              3.24 cents      1.94 cents      1.95 cents      2.80 cents
-------------------------------------------------------------------------------
May                3.24 cents      1.94 cents      1.95 cents      2.80 cents
-------------------------------------------------------------------------------
June               3.24 cents      1.90 cents      1.92 cents      2.80 cents
-------------------------------------------------------------------------------
July               3.24 cents      1.90 cents      1.92 cents      2.80 cents
-------------------------------------------------------------------------------
August             3.24 cents      1.90 cents      1.92 cents      2.80 cents
-------------------------------------------------------------------------------
September          3.24 cents      1.92 cents      1.92 cents      2.79 cents
-------------------------------------------------------------------------------
October            3.24 cents      1.92 cents      1.92 cents      2.79 cents
-------------------------------------------------------------------------------
TOTAL             51.29 CENTS     35.53 CENTS     35.62 CENTS     46.02 CENTS
-------------------------------------------------------------------------------

 * All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 12.41 cent per share distribution to meet excise tax requirements.

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies late in the period. Overall, the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +18.47%, and the broader S&P 500 returned +16.33%, while the technology-heavy NASDAQ Composite Index had a total return of +13.36%. 6 Telecommunications, materials and financials stocks performed particularly well.

INVESTMENT STRATEGY

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies that have long track records of paying dividends that are generally higher than the average yield of the S&P 500, or of increasing dividends in

6. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                              Annual Report | 15
recent years. Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company's long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

MANAGER'S DISCUSSION

Sector allocation decisions and individual stock selection helped the Fund's overall returns relative to our benchmark indexes during the reporting period. The finance sector was the largest contributor to the Fund's overall return, as holdings in certain financial conglomerates, investment banks/brokers and major banks were top contributors to performance. The Fund's overweighted positions relative to the S&P 500 in JPMorgan Chase, Morgan Stanley and Bank of America boosted returns. An overweighted position in Fannie Mae also aided Fund performance.

An overweighted position and stock selection in the communications sector also helped returns, due largely to ownership of BellSouth, a stock that performed particularly well on news that it was being acquired by rival AT&T (formerly
SBC). Latin American wireless carrier America Movil also performed well and boosted Fund returns. An underweighted position in the health services sector relative to the S&P 500 also aided the Fund.

Certain electronic technology sector stocks offered solid performance for the reporting period, and despite the fact that the Fund was underweighted versus the S&P 500, our stock selection in the sector helped relative performance. For example, defense company Raytheon, mobile phone manufacturer Nokia and chipmaker Intel each produced double-digit returns. Elsewhere in electronic technology, we attempted to take advantage of recent share price weakness in semiconductor maker Microchip Technology and increased our position in that stock. Nevertheless, the holding detracted from relative performance during the period.

In the health technology sector, positions in major pharmaceutical companies Pfizer and Bristol-Myers Squibb contributed to Fund performance. Other contributors to performance included solid waste hauler Waste Management, in the industrial services sector, and aluminum producer Alcoa, in the non-energy minerals sector.


16 | Annual Report

In the utilities sector, shares of electric generators FirstEnergy and Entergy performed well and contributed to overall performance. We sold our position in FirstEnergy after the shares' recent price strength and swapped into a position in electric utility Public Service Enterprise Group, which we believed had growth potential.

Producer manufacturing contributed positively to absolute performance. In particular, positions in automobile air-bag maker Autoliv and industrial conglomerate Honeywell International drove Fund returns. Continued high oil prices drove absolute performance in many of our energy minerals stocks, specifically integrated oil companies Exxon Mobil and Chevron.

On the other hand, stock selection in the transportation and consumer services sectors hurt the Fund's relative performance. In transportation, positions in shipping company UPS and trucking company J.B. Hunt underperformed the benchmark. In consumer services, a position in cruise line operator Carnival detracted from performance. We took advantage of weakness to add to that position and a rebound in the stock helped performance in the second half of the year. In addition, the process industries sector detracted from Fund performance, as our position in diversified global chemical company Dow Chemical fell during the period.

We also took advantage of share price strength in several positions to sell them from the Fund's portfolio. Sales of holdings that contributed to performance during the period included British American Tobacco, Dow Jones & Co. and Rockwell Automation.

TOP 10 HOLDINGS
Franklin Equity Income Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
Bank of America Corp.                                                      3.0%
 FINANCE
--------------------------------------------------------------------------------
Chevron Corp.                                                              2.9%
 ENERGY MINERALS
--------------------------------------------------------------------------------
Citigroup Inc.                                                             2.7%
 FINANCE
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                          2.6%
 ENERGY MINERALS
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                       2.5%
 FINANCE
--------------------------------------------------------------------------------
Carnival Corp.                                                             2.3%
 CONSUMER SERVICES
--------------------------------------------------------------------------------
AT&T Inc.                                                                  2.3%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Intel Corp.                                                                2.3%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
General Electric Co.                                                       2.1%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Morgan Stanley                                                             2.1%
 FINANCE
--------------------------------------------------------------------------------


                                                              Annual Report | 17

Thank you for your continued participation in Franklin Equity Income Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]     /s/ Alan E. Muschott

                    Alan E. Muschott, CFA


[PHOTO OMITTED]     /s/ Edward D. Perks

                    Edward D. Perks, CFA


[PHOTO OMITTED]     /s/ Frank M. Felicelli

                    Frank M. Felicelli, CFA

                    Portfolio Management Team
                    Franklin Equity Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN EQUITY INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISEX)                           CHANGE    10/31/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 2.20     $ 22.67     $ 20.47
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.5129
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 0.4703
--------------------------------------------------------------------------------
       TOTAL                         $ 0.9832
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBEIX)                           CHANGE    10/31/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 2.19     $ 22.57     $ 20.38
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.3553
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 0.4703
--------------------------------------------------------------------------------
       TOTAL                         $ 0.8256
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FRETX)                           CHANGE    10/31/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 2.19     $ 22.58     $ 20.39
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.3562
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 0.4703
--------------------------------------------------------------------------------
       TOTAL                         $ 0.8265
--------------------------------------------------------------------------------
CLASS R (SYMBOL: FREIX)                           CHANGE    10/31/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$ 2.20     $ 22.68     $ 20.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.4602
--------------------------------------------------------------------------------
Long-Term Capital Gain               $ 0.4703
--------------------------------------------------------------------------------
       TOTAL                         $ 0.9305
--------------------------------------------------------------------------------


                                                              Annual Report | 19

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------
CLASS A                                             1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +16.04%    +47.83%        +128.94%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                       +9.36%     +6.86%          +7.99%
-------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $10,936    $13,935         $21,579
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                  +4.32%     +6.09%          +7.90%
-------------------------------------------------------------------------------------------
   Distribution Rate 5                    1.62%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6            1.84%
-------------------------------------------------------------------------------------------
CLASS B                                             1-YEAR     5-YEAR    INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +15.20%    +42.53%         +51.34%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +11.20%     +7.04%          +5.43%
-------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $11,120    $14,053         $15,134
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                  +5.83%     +6.24%          +5.10%
-------------------------------------------------------------------------------------------
   Distribution Rate 5                    1.02%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6            1.21%
-------------------------------------------------------------------------------------------
CLASS C                                             1-YEAR     5-YEAR         10-YEAR
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +15.19%    +42.48%        +112.39%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +14.19%     +7.34%          +7.82%
-------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $11,419    $14,248         $21,239
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                  +8.83%     +6.55%          +7.72%
-------------------------------------------------------------------------------------------
   Distribution Rate 5                    1.02%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6            1.21%
-------------------------------------------------------------------------------------------
CLASS R                                             1-YEAR     3-YEAR    INCEPTION (8/1/02)
-------------------------------------------------------------------------------------------
Cumulative Total Return 1                          +15.69%    +37.95%         +56.61%
-------------------------------------------------------------------------------------------
Average Annual Total Return 2                      +15.69%    +11.32%         +11.13%
-------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                      $11,569    $13,795         $15,661
-------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                 +10.33%    +12.34%         +10.60%
-------------------------------------------------------------------------------------------
   Distribution Rate 5                    1.48%
-------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6            1.71%
-------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                          Lipper Equity
                                                           Income Funds
             Franklin Equity   Russell 1000      S&P      Classification
   Date        Income Fund     Value Index 7    500 7       Average 7       CPI 7
----------   ---------------   -------------   --------   --------------   --------
 11/1/1996      $  9,426         $ 10,000      $ 10,000      $ 10,000      $ 10,000
11/30/1996      $  9,858         $ 10,725      $ 10,755      $ 10,528      $ 10,019
12/31/1996      $  9,897         $ 10,588      $ 10,542      $ 10,483      $ 10,019
 1/31/1997      $ 10,158         $ 11,102      $ 11,200      $ 10,832      $ 10,051
 2/28/1997      $ 10,360         $ 11,265      $ 11,288      $ 10,967      $ 10,082
 3/31/1997      $ 10,182         $ 10,860      $ 10,825      $ 10,655      $ 10,107
 4/30/1997      $ 10,250         $ 11,316      $ 11,471      $ 10,928      $ 10,120
 5/31/1997      $ 10,789         $ 11,948      $ 12,169      $ 11,519      $ 10,114
 6/30/1997      $ 11,108         $ 12,461      $ 12,714      $ 11,953      $ 10,126
 7/31/1997      $ 11,638         $ 13,398      $ 13,725      $ 12,623      $ 10,139
 8/31/1997      $ 11,459         $ 12,921      $ 12,957      $ 12,242      $ 10,158
 9/30/1997      $ 12,047         $ 13,702      $ 13,666      $ 12,846      $ 10,183
10/31/1997      $ 11,726         $ 13,319      $ 13,210      $ 12,509      $ 10,208
11/30/1997      $ 12,244         $ 13,908      $ 13,821      $ 12,987      $ 10,202
12/31/1997      $ 12,590         $ 14,314      $ 14,058      $ 13,322      $ 10,190
 1/31/1998      $ 12,503         $ 14,111      $ 14,213      $ 13,274      $ 10,208
 2/28/1998      $ 12,983         $ 15,061      $ 15,238      $ 13,913      $ 10,227
 3/31/1998      $ 13,669         $ 15,982      $ 16,018      $ 14,590      $ 10,246
 4/30/1998      $ 13,490         $ 16,089      $ 16,179      $ 14,557      $ 10,265
 5/31/1998      $ 13,285         $ 15,851      $ 15,901      $ 14,328      $ 10,284
 6/30/1998      $ 13,262         $ 16,054      $ 16,546      $ 14,423      $ 10,297
 7/31/1998      $ 12,887         $ 15,770      $ 16,371      $ 14,066      $ 10,310
 8/31/1998      $ 11,863         $ 13,424      $ 14,006      $ 12,490      $ 10,322
 9/30/1998      $ 12,488         $ 14,194      $ 14,904      $ 13,225      $ 10,335
10/31/1998      $ 13,010         $ 15,293      $ 16,115      $ 14,011      $ 10,360
11/30/1998      $ 13,430         $ 16,006      $ 17,091      $ 14,552      $ 10,360
12/31/1998      $ 13,432         $ 16,551      $ 18,075      $ 14,952      $ 10,354
 1/31/1999      $ 13,177         $ 16,683      $ 18,831      $ 14,813      $ 10,379
 2/28/1999      $ 12,949         $ 16,447      $ 18,246      $ 14,528      $ 10,392
 3/31/1999      $ 13,117         $ 16,788      $ 18,975      $ 14,849      $ 10,423
 4/30/1999      $ 14,154         $ 18,356      $ 19,710      $ 15,929      $ 10,499
 5/31/1999      $ 14,310         $ 18,154      $ 19,245      $ 15,843      $ 10,499
 6/30/1999      $ 14,480         $ 18,681      $ 20,313      $ 16,290      $ 10,499
 7/31/1999      $ 14,086         $ 18,134      $ 19,679      $ 15,858      $ 10,531
 8/31/1999      $ 13,749         $ 17,461      $ 19,582      $ 15,444      $ 10,556
 9/30/1999      $ 13,368         $ 16,851      $ 19,046      $ 14,908      $ 10,606
10/31/1999      $ 13,648         $ 17,821      $ 20,251      $ 15,445      $ 10,625
11/30/1999      $ 13,500         $ 17,682      $ 20,662      $ 15,318      $ 10,632
12/31/1999      $ 13,539         $ 17,767      $ 21,878      $ 15,447      $ 10,632
 1/31/2000      $ 13,119         $ 17,187      $ 20,779      $ 14,957      $ 10,663
 2/29/2000      $ 12,421         $ 15,910      $ 20,386      $ 14,073      $ 10,726
 3/31/2000      $ 13,604         $ 17,852      $ 22,379      $ 15,431      $ 10,815
 4/30/2000      $ 13,747         $ 17,644      $ 21,706      $ 15,391      $ 10,821
 5/31/2000      $ 14,028         $ 17,830      $ 21,262      $ 15,688      $ 10,834
 6/30/2000      $ 13,718         $ 17,015      $ 21,786      $ 15,271      $ 10,891
 7/31/2000      $ 13,845         $ 17,228      $ 21,446      $ 15,329      $ 10,916
 8/31/2000      $ 14,822         $ 18,187      $ 22,777      $ 16,207      $ 10,916
 9/30/2000      $ 15,044         $ 18,353      $ 21,575      $ 16,353      $ 10,973
10/31/2000      $ 15,565         $ 18,804      $ 21,484      $ 16,670      $ 10,992
11/30/2000      $ 15,230         $ 18,106      $ 19,791      $ 16,165      $ 10,998
12/31/2000      $ 16,058         $ 19,013      $ 19,888      $ 17,024      $ 10,992
 1/31/2001      $ 16,222         $ 19,086      $ 20,593      $ 17,090      $ 11,061
 2/28/2001      $ 15,892         $ 18,556      $ 18,717      $ 16,697      $ 11,105
 3/31/2001      $ 15,400         $ 17,900      $ 17,532      $ 16,199      $ 11,131
 4/30/2001      $ 16,142         $ 18,778      $ 18,893      $ 17,061      $ 11,175
 5/31/2001      $ 16,389         $ 19,200      $ 19,020      $ 17,333      $ 11,226
 6/30/2001      $ 16,122         $ 18,774      $ 18,557      $ 16,880      $ 11,244
 7/31/2001      $ 16,337         $ 18,734      $ 18,374      $ 16,857      $ 11,213
 8/31/2001      $ 15,913         $ 17,983      $ 17,225      $ 16,361      $ 11,213
 9/30/2001      $ 14,703         $ 16,718      $ 15,834      $ 15,329      $ 11,263
10/31/2001      $ 14,597         $ 16,574      $ 16,137      $ 15,318      $ 11,226
11/30/2001      $ 15,479         $ 17,537      $ 17,374      $ 16,059      $ 11,207
12/31/2001      $ 15,843         $ 17,950      $ 17,526      $ 16,390      $ 11,162
 1/31/2002      $ 15,812         $ 17,812      $ 17,271      $ 16,229      $ 11,188
 2/28/2002      $ 16,015         $ 17,841      $ 16,938      $ 16,359      $ 11,232
 3/31/2002      $ 16,501         $ 18,685      $ 17,575      $ 16,994      $ 11,295
 4/30/2002      $ 16,001         $ 18,044      $ 16,510      $ 16,506      $ 11,358
 5/31/2002      $ 16,195         $ 18,134      $ 16,388      $ 16,490      $ 11,358
 6/30/2002      $ 15,215         $ 17,093      $ 15,221      $ 15,530      $ 11,364
 7/31/2002      $ 13,964         $ 15,504      $ 14,035      $ 14,250      $ 11,377
 8/31/2002      $ 14,050         $ 15,621      $ 14,127      $ 14,373      $ 11,415
 9/30/2002      $ 12,371         $ 13,884      $ 12,593      $ 12,898      $ 11,434
10/31/2002      $ 13,075         $ 14,913      $ 13,701      $ 13,578      $ 11,453
11/30/2002      $ 13,977         $ 15,852      $ 14,506      $ 14,364      $ 11,453
12/31/2002      $ 13,450         $ 15,164      $ 13,654      $ 13,871      $ 11,428
 1/31/2003      $ 12,913         $ 14,797      $ 13,297      $ 13,465      $ 11,478
 2/28/2003      $ 12,419         $ 14,402      $ 13,098      $ 13,100      $ 11,567
 3/31/2003      $ 12,412         $ 14,426      $ 13,223      $ 13,124      $ 11,636
 4/30/2003      $ 13,351         $ 15,696      $ 14,313      $ 14,120      $ 11,611
 5/31/2003      $ 14,257         $ 16,709      $ 15,066      $ 15,002      $ 11,592
 6/30/2003      $ 14,491         $ 16,918      $ 15,259      $ 15,188      $ 11,605
 7/31/2003      $ 14,536         $ 17,170      $ 15,528      $ 15,343      $ 11,617
 8/31/2003      $ 14,728         $ 17,438      $ 15,830      $ 15,581      $ 11,661
 9/30/2003      $ 14,670         $ 17,268      $ 15,663      $ 15,464      $ 11,699
10/31/2003      $ 15,523         $ 18,324      $ 16,548      $ 16,230      $ 11,687
11/30/2003      $ 15,717         $ 18,573      $ 16,694      $ 16,455      $ 11,655
12/31/2003      $ 16,797         $ 19,718      $ 17,569      $ 17,439      $ 11,642
 1/31/2004      $ 17,044         $ 20,064      $ 17,891      $ 17,659      $ 11,699
 2/29/2004      $ 17,308         $ 20,495      $ 18,140      $ 18,000      $ 11,762
 3/31/2004      $ 17,057         $ 20,315      $ 17,866      $ 17,838      $ 11,838
 4/30/2004      $ 16,830         $ 19,819      $ 17,586      $ 17,499      $ 11,876
 5/31/2004      $ 16,939         $ 20,021      $ 17,827      $ 17,595      $ 11,946
 6/30/2004      $ 17,337         $ 20,494      $ 18,173      $ 18,000      $ 11,984
 7/31/2004      $ 17,022         $ 20,205      $ 17,572      $ 17,658      $ 11,965
 8/31/2004      $ 17,255         $ 20,492      $ 17,643      $ 17,872      $ 11,971
 9/30/2004      $ 17,354         $ 20,810      $ 17,833      $ 18,136      $ 11,996
10/31/2004      $ 17,392         $ 21,156      $ 18,106      $ 18,334      $ 12,059
11/30/2004      $ 18,069         $ 22,226      $ 18,838      $ 19,168      $ 12,066
12/31/2004      $ 18,556         $ 22,970      $ 19,479      $ 19,739      $ 12,021
 1/31/2005      $ 18,200         $ 22,562      $ 19,004      $ 19,386      $ 12,047
 2/28/2005      $ 18,847         $ 23,310      $ 19,404      $ 20,004      $ 12,116
 3/31/2005      $ 18,383         $ 22,990      $ 19,061      $ 19,670      $ 12,211
 4/30/2005      $ 18,160         $ 22,578      $ 18,699      $ 19,353      $ 12,293
 5/31/2005      $ 18,406         $ 23,122      $ 19,294      $ 19,758      $ 12,280
 6/30/2005      $ 18,516         $ 23,375      $ 19,322      $ 19,973      $ 12,287
 7/31/2005      $ 18,798         $ 24,051      $ 20,040      $ 20,592      $ 12,344
 8/31/2005      $ 18,737         $ 23,947      $ 19,857      $ 20,465      $ 12,407
 9/30/2005      $ 18,938         $ 24,283      $ 20,018      $ 20,637      $ 12,558
10/31/2005      $ 18,596         $ 23,666      $ 19,684      $ 20,193      $ 12,584
11/30/2005      $ 19,044         $ 24,440      $ 20,428      $ 20,750      $ 12,483
12/31/2005      $ 19,151         $ 24,590      $ 20,435      $ 20,860      $ 12,432
 1/31/2006      $ 19,622         $ 25,545      $ 20,976      $ 21,549      $ 12,527
 2/28/2006      $ 19,653         $ 25,701      $ 21,033      $ 21,622      $ 12,552
 3/31/2006      $ 19,796         $ 26,049      $ 21,294      $ 21,912      $ 12,622
 4/30/2006      $ 20,298         $ 26,711      $ 21,580      $ 22,416      $ 12,729
 5/31/2006      $ 19,819         $ 26,037      $ 20,960      $ 21,887      $ 12,792
 6/30/2006      $ 19,935         $ 26,203      $ 20,988      $ 21,972      $ 12,817
 7/31/2006      $ 20,090         $ 26,840      $ 21,117      $ 22,313      $ 12,855
 8/31/2006      $ 20,500         $ 27,289      $ 21,619      $ 22,716      $ 12,881
 9/30/2006      $ 20,958         $ 27,833      $ 22,175      $ 23,084      $ 12,817
10/31/2006      $ 21,579         $ 28,744      $ 22,898      $ 23,793      $ 12,748

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                           10/31/06
-------------------------------------------
1-Year                              +9.36%
-------------------------------------------
5-Year                              +6.86%
-------------------------------------------
10-Year                             +7.99%
-------------------------------------------

CLASS B (1/1/99-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                          Lipper Equity
                                                           Income Funds
             Franklin Equity   Russell 1000      S&P      Classification
   Date        Income Fund     Value Index 7    500 7       Average 7       CPI 7
----------   ---------------   -------------   --------   --------------   --------
  1/1/1999      $ 10,000         $ 10,000      $ 10,000      $ 10,000      $ 10,000
 1/31/1999      $  9,805         $ 10,080      $ 10,418      $  9,907      $ 10,024
 2/28/1999      $  9,629         $  9,938      $ 10,094      $  9,717      $ 10,037
 3/31/1999      $  9,748         $ 10,143      $ 10,498      $  9,932      $ 10,067
 4/30/1999      $ 10,513         $ 11,091      $ 10,905      $ 10,654      $ 10,140
 5/31/1999      $ 10,617         $ 10,969      $ 10,647      $ 10,596      $ 10,140
 6/30/1999      $ 10,732         $ 11,287      $ 11,238      $ 10,895      $ 10,140
 7/31/1999      $ 10,435         $ 10,957      $ 10,887      $ 10,606      $ 10,171
 8/31/1999      $ 10,179         $ 10,550      $ 10,834      $ 10,329      $ 10,195
 9/30/1999      $  9,885         $ 10,181      $ 10,537      $  9,971      $ 10,244
10/31/1999      $ 10,087         $ 10,767      $ 11,203      $ 10,330      $ 10,262
11/30/1999      $  9,966         $ 10,683      $ 11,431      $ 10,245      $ 10,268
12/31/1999      $ 10,000         $ 10,735      $ 12,104      $ 10,331      $ 10,268
 1/31/2000      $  9,677         $ 10,385      $ 11,496      $ 10,004      $ 10,299
 2/29/2000      $  9,160         $  9,613      $ 11,279      $  9,412      $ 10,360
 3/31/2000      $ 10,023         $ 10,786      $ 12,381      $ 10,321      $ 10,445
 4/30/2000      $ 10,116         $ 10,660      $ 12,009      $ 10,294      $ 10,451
 5/31/2000      $ 10,317         $ 10,773      $ 11,763      $ 10,493      $ 10,464
 6/30/2000      $ 10,084         $ 10,280      $ 12,053      $ 10,213      $ 10,519
 7/31/2000      $ 10,171         $ 10,409      $ 11,865      $ 10,252      $ 10,543
 8/31/2000      $ 10,880         $ 10,988      $ 12,601      $ 10,840      $ 10,543
 9/30/2000      $ 11,043         $ 11,089      $ 11,936      $ 10,937      $ 10,598
10/31/2000      $ 11,415         $ 11,361      $ 11,886      $ 11,150      $ 10,616
11/30/2000      $ 11,162         $ 10,940      $ 10,949      $ 10,812      $ 10,622
12/31/2000      $ 11,757         $ 11,488      $ 11,003      $ 11,386      $ 10,616
 1/31/2001      $ 11,876         $ 11,532      $ 11,393      $ 11,430      $ 10,683
 2/28/2001      $ 11,627         $ 11,211      $ 10,355      $ 11,167      $ 10,726
 3/31/2001      $ 11,258         $ 10,815      $  9,699      $ 10,835      $ 10,750
 4/30/2001      $ 11,795         $ 11,346      $ 10,453      $ 11,411      $ 10,793
 5/31/2001      $ 11,969         $ 11,600      $ 10,523      $ 11,592      $ 10,842
 6/30/2001      $ 11,761         $ 11,343      $ 10,267      $ 11,290      $ 10,860
 7/31/2001      $ 11,911         $ 11,319      $ 10,166      $ 11,274      $ 10,830
 8/31/2001      $ 11,595         $ 10,866      $  9,530      $ 10,943      $ 10,830
 9/30/2001      $ 10,709         $ 10,101      $  8,760      $ 10,252      $ 10,879
10/31/2001      $ 10,619         $ 10,014      $  8,927      $ 10,245      $ 10,842
11/30/2001      $ 11,255         $ 10,596      $  9,612      $ 10,741      $ 10,824
12/31/2001      $ 11,515         $ 10,846      $  9,696      $ 10,962      $ 10,781
 1/31/2002      $ 11,486         $ 10,762      $  9,555      $ 10,855      $ 10,805
 2/28/2002      $ 11,621         $ 10,779      $  9,371      $ 10,941      $ 10,848
 3/31/2002      $ 11,975         $ 11,289      $  9,723      $ 11,366      $ 10,909
 4/30/2002      $ 11,604         $ 10,902      $  9,134      $ 11,040      $ 10,970
 5/31/2002      $ 11,738         $ 10,957      $  9,067      $ 11,029      $ 10,970
 6/30/2002      $ 11,018         $ 10,328      $  8,421      $ 10,387      $ 10,976
 7/31/2002      $ 10,108         $  9,368      $  7,765      $  9,531      $ 10,988
 8/31/2002      $ 10,164         $  9,438      $  7,816      $  9,613      $ 11,025
 9/30/2002      $  8,945         $  8,389      $  6,967      $  8,627      $ 11,043
10/31/2002      $  9,443         $  9,010      $  7,580      $  9,081      $ 11,062
11/30/2002      $ 10,096         $  9,578      $  8,025      $  9,607      $ 11,062
12/31/2002      $  9,709         $  9,162      $  7,554      $  9,278      $ 11,037
 1/31/2003      $  9,309         $  8,940      $  7,357      $  9,006      $ 11,086
 2/28/2003      $  8,953         $  8,702      $  7,246      $  8,762      $ 11,171
 3/31/2003      $  8,936         $  8,716      $  7,316      $  8,777      $ 11,239
 4/30/2003      $  9,609         $  9,484      $  7,919      $  9,444      $ 11,214
 5/31/2003      $ 10,252         $ 10,096      $  8,335      $ 10,034      $ 11,196
 6/30/2003      $ 10,415         $ 10,222      $  8,442      $ 10,158      $ 11,208
 7/31/2003      $ 10,442         $ 10,374      $  8,591      $ 10,262      $ 11,220
 8/31/2003      $ 10,576         $ 10,536      $  8,758      $ 10,421      $ 11,263
 9/30/2003      $ 10,527         $ 10,433      $  8,665      $ 10,343      $ 11,300
10/31/2003      $ 11,129         $ 11,072      $  9,155      $ 10,855      $ 11,287
11/30/2003      $ 11,261         $ 11,222      $  9,236      $ 11,006      $ 11,257
12/31/2003      $ 12,031         $ 11,913      $  9,720      $ 11,664      $ 11,245
 1/31/2004      $ 12,202         $ 12,123      $  9,898      $ 11,811      $ 11,300
 2/29/2004      $ 12,385         $ 12,383      $ 10,036      $ 12,039      $ 11,361
 3/31/2004      $ 12,196         $ 12,274      $  9,884      $ 11,930      $ 11,434
 4/30/2004      $ 12,025         $ 11,974      $  9,729      $ 11,704      $ 11,470
 5/31/2004      $ 12,095         $ 12,097      $  9,863      $ 11,768      $ 11,538
 6/30/2004      $ 12,373         $ 12,382      $ 10,054      $ 12,039      $ 11,574
 7/31/2004      $ 12,139         $ 12,208      $  9,722      $ 11,810      $ 11,556
 8/31/2004      $ 12,298         $ 12,382      $  9,761      $ 11,953      $ 11,562
 9/30/2004      $ 12,362         $ 12,573      $  9,866      $ 12,130      $ 11,586
10/31/2004      $ 12,375         $ 12,783      $ 10,017      $ 12,262      $ 11,647
11/30/2004      $ 12,852         $ 13,429      $ 10,422      $ 12,820      $ 11,653
12/31/2004      $ 13,192         $ 13,878      $ 10,777      $ 13,202      $ 11,611
 1/31/2005      $ 12,930         $ 13,632      $ 10,514      $ 12,966      $ 11,635
 2/28/2005      $ 13,378         $ 14,084      $ 10,735      $ 13,379      $ 11,702
 3/31/2005      $ 13,044         $ 13,891      $ 10,545      $ 13,156      $ 11,794
 4/30/2005      $ 12,878         $ 13,642      $ 10,345      $ 12,944      $ 11,873
 5/31/2005      $ 13,051         $ 13,970      $ 10,674      $ 13,214      $ 11,861
 6/30/2005      $ 13,115         $ 14,123      $ 10,690      $ 13,359      $ 11,867
 7/31/2005      $ 13,307         $ 14,532      $ 11,087      $ 13,773      $ 11,922
 8/31/2005      $ 13,255         $ 14,469      $ 10,986      $ 13,687      $ 11,983
 9/30/2005      $ 13,390         $ 14,672      $ 11,075      $ 13,802      $ 12,129
10/31/2005      $ 13,139         $ 14,299      $ 10,890      $ 13,505      $ 12,154
11/30/2005      $ 13,448         $ 14,767      $ 11,301      $ 13,878      $ 12,056
12/31/2005      $ 13,516         $ 14,857      $ 11,306      $ 13,952      $ 12,007
 1/31/2006      $ 13,841         $ 15,434      $ 11,605      $ 14,412      $ 12,099
 2/28/2006      $ 13,854         $ 15,529      $ 11,636      $ 14,461      $ 12,123
 3/31/2006      $ 13,947         $ 15,739      $ 11,781      $ 14,655      $ 12,190
 4/30/2006      $ 14,293         $ 16,139      $ 11,939      $ 14,992      $ 12,294
 5/31/2006      $ 13,939         $ 15,731      $ 11,596      $ 14,638      $ 12,355
 6/30/2006      $ 14,012         $ 15,832      $ 11,611      $ 14,695      $ 12,379
 7/31/2006      $ 14,119         $ 16,217      $ 11,683      $ 14,923      $ 12,416
 8/31/2006      $ 14,392         $ 16,488      $ 11,960      $ 15,193      $ 12,441
 9/30/2006      $ 14,707         $ 16,817      $ 12,268      $ 15,439      $ 12,379
10/31/2006      $ 15,134         $ 17,367      $ 12,668      $ 15,913      $ 12,312

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS B                           10/31/06
-------------------------------------------
1-Year                             +11.20%
-------------------------------------------
5-Year                              +7.04%
-------------------------------------------
Since Inception (1/1/99)            +5.43%
-------------------------------------------


                                                              Annual Report | 21

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS C                           10/31/06
-------------------------------------------
1-Year                             +14.19%
-------------------------------------------
5-Year                              +7.34%
-------------------------------------------
10-Year                             +7.82%
-------------------------------------------

CLASS C (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                          Lipper Equity
                                                           Income Funds
             Franklin Equity   Russell 1000      S&P      Classification
   Date        Income Fund     Value Index 7    500 7       Average 7       CPI 7
----------   ---------------   -------------   --------   --------------   --------
 11/1/1996       $ 10,000        $ 10,000      $ 10,000      $ 10,000      $ 10,000
11/30/1996       $ 10,448        $ 10,725      $ 10,755      $ 10,528      $ 10,019
12/31/1996       $ 10,487        $ 10,588      $ 10,542      $ 10,483      $ 10,019
 1/31/1997       $ 10,757        $ 11,102      $ 11,200      $ 10,832      $ 10,051
 2/28/1997       $ 10,964        $ 11,265      $ 11,288      $ 10,967      $ 10,082
 3/31/1997       $ 10,775        $ 10,860      $ 10,825      $ 10,655      $ 10,107
 4/30/1997       $ 10,836        $ 11,316      $ 11,471      $ 10,928      $ 10,120
 5/31/1997       $ 11,396        $ 11,948      $ 12,169      $ 11,519      $ 10,114
 6/30/1997       $ 11,722        $ 12,461      $ 12,714      $ 11,953      $ 10,126
 7/31/1997       $ 12,276        $ 13,398      $ 13,725      $ 12,623      $ 10,139
 8/31/1997       $ 12,073        $ 12,921      $ 12,957      $ 12,242      $ 10,158
 9/30/1997       $ 12,693        $ 13,702      $ 13,666      $ 12,846      $ 10,183
10/31/1997       $ 12,340        $ 13,319      $ 13,210      $ 12,509      $ 10,208
11/30/1997       $ 12,880        $ 13,908      $ 13,821      $ 12,987      $ 10,202
12/31/1997       $ 13,236        $ 14,314      $ 14,058      $ 13,322      $ 10,190
 1/31/1998       $ 13,136        $ 14,111      $ 14,213      $ 13,274      $ 10,208
 2/28/1998       $ 13,633        $ 15,061      $ 15,238      $ 13,913      $ 10,227
 3/31/1998       $ 14,346        $ 15,982      $ 16,018      $ 14,590      $ 10,246
 4/30/1998       $ 14,143        $ 16,089      $ 16,179      $ 14,557      $ 10,265
 5/31/1998       $ 13,919        $ 15,851      $ 15,901      $ 14,328      $ 10,284
 6/30/1998       $ 13,892        $ 16,054      $ 16,546      $ 14,423      $ 10,297
 7/31/1998       $ 13,490        $ 15,770      $ 16,371      $ 14,066      $ 10,310
 8/31/1998       $ 12,408        $ 13,424      $ 14,006      $ 12,490      $ 10,322
 9/30/1998       $ 13,055        $ 14,194      $ 14,904      $ 13,225      $ 10,335
10/31/1998       $ 13,594        $ 15,293      $ 16,115      $ 14,011      $ 10,360
11/30/1998       $ 14,026        $ 16,006      $ 17,091      $ 14,552      $ 10,360
12/31/1998       $ 14,013        $ 16,551      $ 18,075      $ 14,952      $ 10,354
 1/31/1999       $ 13,745        $ 16,683      $ 18,831      $ 14,813      $ 10,379
 2/28/1999       $ 13,498        $ 16,447      $ 18,246      $ 14,528      $ 10,392
 3/31/1999       $ 13,665        $ 16,788      $ 18,975      $ 14,849      $ 10,423
 4/30/1999       $ 14,740        $ 18,356      $ 19,710      $ 15,929      $ 10,499
 5/31/1999       $ 14,885        $ 18,154      $ 19,245      $ 15,843      $ 10,499
 6/30/1999       $ 15,054        $ 18,681      $ 20,313      $ 16,290      $ 10,499
 7/31/1999       $ 14,635        $ 18,134      $ 19,679      $ 15,858      $ 10,531
 8/31/1999       $ 14,275        $ 17,461      $ 19,582      $ 15,444      $ 10,556
 9/30/1999       $ 13,870        $ 16,851      $ 19,046      $ 14,908      $ 10,606
10/31/1999       $ 14,153        $ 17,821      $ 20,251      $ 15,445      $ 10,625
11/30/1999       $ 13,990        $ 17,682      $ 20,662      $ 15,318      $ 10,632
12/31/1999       $ 14,020        $ 17,767      $ 21,878      $ 15,447      $ 10,632
 1/31/2000       $ 13,573        $ 17,187      $ 20,779      $ 14,957      $ 10,663
 2/29/2000       $ 12,846        $ 15,910      $ 20,386      $ 14,073      $ 10,726
 3/31/2000       $ 14,064        $ 17,852      $ 22,379      $ 15,431      $ 10,815
 4/30/2000       $ 14,202        $ 17,644      $ 21,706      $ 15,391      $ 10,821
 5/31/2000       $ 14,483        $ 17,830      $ 21,262      $ 15,688      $ 10,834
 6/30/2000       $ 14,155        $ 17,015      $ 21,786      $ 15,271      $ 10,891
 7/31/2000       $ 14,278        $ 17,228      $ 21,446      $ 15,329      $ 10,916
 8/31/2000       $ 15,272        $ 18,187      $ 22,777      $ 16,207      $ 10,916
 9/30/2000       $ 15,500        $ 18,353      $ 21,575      $ 16,353      $ 10,973
10/31/2000       $ 16,029        $ 18,804      $ 21,484      $ 16,670      $ 10,992
11/30/2000       $ 15,674        $ 18,106      $ 19,791      $ 16,165      $ 10,998
12/31/2000       $ 16,509        $ 19,013      $ 19,888      $ 17,024      $ 10,992
 1/31/2001       $ 16,667        $ 19,086      $ 20,593      $ 17,090      $ 11,061
 2/28/2001       $ 16,317        $ 18,556      $ 18,717      $ 16,697      $ 11,105
 3/31/2001       $ 15,808        $ 17,900      $ 17,532      $ 16,199      $ 11,131
 4/30/2001       $ 16,561        $ 18,778      $ 18,893      $ 17,061      $ 11,175
 5/31/2001       $ 16,795        $ 19,200      $ 19,020      $ 17,333      $ 11,226
 6/30/2001       $ 16,511        $ 18,774      $ 18,557      $ 16,880      $ 11,244
 7/31/2001       $ 16,722        $ 18,734      $ 18,374      $ 16,857      $ 11,213
 8/31/2001       $ 16,277        $ 17,983      $ 17,225      $ 16,361      $ 11,213
 9/30/2001       $ 15,025        $ 16,718      $ 15,834      $ 15,329      $ 11,263
10/31/2001       $ 14,907        $ 16,574      $ 16,137      $ 15,318      $ 11,226
11/30/2001       $ 15,800        $ 17,537      $ 17,374      $ 16,059      $ 11,207
12/31/2001       $ 16,164        $ 17,950      $ 17,526      $ 16,390      $ 11,162
 1/31/2002       $ 16,124        $ 17,812      $ 17,271      $ 16,229      $ 11,188
 2/28/2002       $ 16,313        $ 17,841      $ 16,938      $ 16,359      $ 11,232
 3/31/2002       $ 16,801        $ 18,685      $ 17,575      $ 16,994      $ 11,295
 4/30/2002       $ 16,289        $ 18,044      $ 16,510      $ 16,506      $ 11,358
 5/31/2002       $ 16,470        $ 18,134      $ 16,388      $ 16,490      $ 11,358
 6/30/2002       $ 15,468        $ 17,093      $ 15,221      $ 15,530      $ 11,364
 7/31/2002       $ 14,190        $ 15,504      $ 14,035      $ 14,250      $ 11,377
 8/31/2002       $ 14,268        $ 15,621      $ 14,127      $ 14,373      $ 11,415
 9/30/2002       $ 12,558        $ 13,884      $ 12,593      $ 12,898      $ 11,434
10/31/2002       $ 13,257        $ 14,913      $ 13,701      $ 13,578      $ 11,453
11/30/2002       $ 14,174        $ 15,852      $ 14,506      $ 14,364      $ 11,453
12/31/2002       $ 13,623        $ 15,164      $ 13,654      $ 13,871      $ 11,428
 1/31/2003       $ 13,071        $ 14,797      $ 13,297      $ 13,465      $ 11,478
 2/28/2003       $ 12,562        $ 14,402      $ 13,098      $ 13,100      $ 11,567
 3/31/2003       $ 12,548        $ 14,426      $ 13,223      $ 13,124      $ 11,636
 4/30/2003       $ 13,492        $ 15,696      $ 14,313      $ 14,120      $ 11,611
 5/31/2003       $ 14,393        $ 16,709      $ 15,066      $ 15,002      $ 11,592
 6/30/2003       $ 14,622        $ 16,918      $ 15,259      $ 15,188      $ 11,605
 7/31/2003       $ 14,650        $ 17,170      $ 15,528      $ 15,343      $ 11,617
 8/31/2003       $ 14,845        $ 17,438      $ 15,830      $ 15,581      $ 11,661
 9/30/2003       $ 14,776        $ 17,268      $ 15,663      $ 15,464      $ 11,699
10/31/2003       $ 15,620        $ 18,324      $ 16,548      $ 16,230      $ 11,687
11/30/2003       $ 15,806        $ 18,573      $ 16,694      $ 16,455      $ 11,655
12/31/2003       $ 16,886        $ 19,718      $ 17,569      $ 17,439      $ 11,642
 1/31/2004       $ 17,116        $ 20,064      $ 17,891      $ 17,659      $ 11,699
 2/29/2004       $ 17,382        $ 20,495      $ 18,140      $ 18,000      $ 11,762
 3/31/2004       $ 17,117        $ 20,315      $ 17,866      $ 17,838      $ 11,838
 4/30/2004       $ 16,878        $ 19,819      $ 17,586      $ 17,499      $ 11,876
 5/31/2004       $ 16,975        $ 20,021      $ 17,827      $ 17,595      $ 11,946
 6/30/2004       $ 17,357        $ 20,494      $ 18,173      $ 18,000      $ 11,984
 7/31/2004       $ 17,038        $ 20,205      $ 17,572      $ 17,658      $ 11,965
 8/31/2004       $ 17,260        $ 20,492      $ 17,643      $ 17,872      $ 11,971
 9/30/2004       $ 17,349        $ 20,810      $ 17,833      $ 18,136      $ 11,996
10/31/2004       $ 17,368        $ 21,156      $ 18,106      $ 18,334      $ 12,059
11/30/2004       $ 18,036        $ 22,226      $ 18,838      $ 19,168      $ 12,066
12/31/2004       $ 18,513        $ 22,970      $ 19,479      $ 19,739      $ 12,021
 1/31/2005       $ 18,146        $ 22,562      $ 19,004      $ 19,386      $ 12,047
 2/28/2005       $ 18,774        $ 23,310      $ 19,404      $ 20,004      $ 12,116
 3/31/2005       $ 18,306        $ 22,990      $ 19,061      $ 19,670      $ 12,211
 4/30/2005       $ 18,072        $ 22,578      $ 18,699      $ 19,353      $ 12,293
 5/31/2005       $ 18,315        $ 23,122      $ 19,294      $ 19,758      $ 12,280
 6/30/2005       $ 18,404        $ 23,375      $ 19,322      $ 19,973      $ 12,287
 7/31/2005       $ 18,674        $ 24,051      $ 20,040      $ 20,592      $ 12,344
 8/31/2005       $ 18,601        $ 23,947      $ 19,857      $ 20,465      $ 12,407
 9/30/2005       $ 18,790        $ 24,283      $ 20,018      $ 20,637      $ 12,558
10/31/2005       $ 18,438        $ 23,666      $ 19,684      $ 20,193      $ 12,584
11/30/2005       $ 18,871        $ 24,440      $ 20,428      $ 20,750      $ 12,483
12/31/2005       $ 18,967        $ 24,590      $ 20,435      $ 20,860      $ 12,432
 1/31/2006       $ 19,423        $ 25,545      $ 20,976      $ 21,549      $ 12,527
 2/28/2006       $ 19,441        $ 25,701      $ 21,033      $ 21,622      $ 12,552
 3/31/2006       $ 19,571        $ 26,049      $ 21,294      $ 21,912      $ 12,622
 4/30/2006       $ 20,057        $ 26,711      $ 21,580      $ 22,416      $ 12,729
 5/31/2006       $ 19,561        $ 26,037      $ 20,960      $ 21,887      $ 12,792
 6/30/2006       $ 19,663        $ 26,203      $ 20,988      $ 21,972      $ 12,817
 7/31/2006       $ 19,813        $ 26,840      $ 21,117      $ 22,313      $ 12,855
 8/31/2006       $ 20,197        $ 27,289      $ 21,619      $ 22,716      $ 12,881
 9/30/2006       $ 20,638        $ 27,833      $ 22,175      $ 23,084      $ 12,817
10/31/2006       $ 21,239        $ 28,744      $ 22,898      $ 23,793      $ 12,748

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS R                           10/31/06
-------------------------------------------
1-Year                             +15.69%
-------------------------------------------
3-Year                             +11.32%
-------------------------------------------
Since Inception (8/1/02)           +11.13%
-------------------------------------------

CLASS R (8/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                          Lipper Equity
                                                           Income Funds
             Franklin Equity   Russell 1000      S&P      Classification
   Date        Income Fund     Value Index 7    500 7       Average 7       CPI 7
----------   ---------------   -------------   --------   --------------   --------
  8/1/2002       $ 10,000        $ 10,000      $ 10,000      $ 10,000      $ 10,000
 8/31/2002       $ 10,303        $ 10,076      $ 10,065      $ 10,086      $ 10,033
 9/30/2002       $  9,070        $  8,955      $  8,973      $  9,051      $ 10,050
10/31/2002       $  9,584        $  9,619      $  9,762      $  9,528      $ 10,067
11/30/2002       $ 10,248        $ 10,225      $ 10,336      $ 10,080      $ 10,067
12/31/2002       $  9,854        $  9,781      $  9,729      $  9,734      $ 10,044
 1/31/2003       $  9,460        $  9,544      $  9,474      $  9,449      $ 10,089
 2/28/2003       $  9,096        $  9,289      $  9,332      $  9,193      $ 10,167
 3/31/2003       $  9,090        $  9,305      $  9,422      $  9,209      $ 10,228
 4/30/2003       $  9,781        $ 10,124      $ 10,198      $  9,908      $ 10,205
 5/31/2003       $ 10,436        $ 10,777      $ 10,735      $ 10,528      $ 10,189
 6/30/2003       $ 10,606        $ 10,912      $ 10,872      $ 10,658      $ 10,200
 7/31/2003       $ 10,637        $ 11,075      $ 11,064      $ 10,767      $ 10,211
 8/31/2003       $ 10,776        $ 11,247      $ 11,279      $ 10,934      $ 10,250
 9/30/2003       $ 10,731        $ 11,137      $ 11,160      $ 10,852      $ 10,283
10/31/2003       $ 11,352        $ 11,819      $ 11,791      $ 11,389      $ 10,272
11/30/2003       $ 11,492        $ 11,979      $ 11,894      $ 11,547      $ 10,244
12/31/2003       $ 12,279        $ 12,718      $ 12,518      $ 12,238      $ 10,233
 1/31/2004       $ 12,456        $ 12,941      $ 12,747      $ 12,392      $ 10,283
 2/29/2004       $ 12,648        $ 13,219      $ 12,924      $ 12,631      $ 10,339
 3/31/2004       $ 12,468        $ 13,103      $ 12,729      $ 12,517      $ 10,405
 4/30/2004       $ 12,293        $ 12,783      $ 12,530      $ 12,280      $ 10,439
 5/31/2004       $ 12,369        $ 12,913      $ 12,702      $ 12,347      $ 10,500
 6/30/2004       $ 12,658        $ 13,218      $ 12,948      $ 12,631      $ 10,533
 7/31/2004       $ 12,425        $ 13,032      $ 12,520      $ 12,391      $ 10,516
 8/31/2004       $ 12,599        $ 13,217      $ 12,570      $ 12,541      $ 10,522
 9/30/2004       $ 12,662        $ 13,422      $ 12,706      $ 12,727      $ 10,544
10/31/2004       $ 12,687        $ 13,645      $ 12,900      $ 12,865      $ 10,600
11/30/2004       $ 13,178        $ 14,335      $ 13,422      $ 13,451      $ 10,605
12/31/2004       $ 13,530        $ 14,815      $ 13,879      $ 13,852      $ 10,566
 1/31/2005       $ 13,268        $ 14,552      $ 13,540      $ 13,604      $ 10,589
 2/28/2005       $ 13,737        $ 15,035      $ 13,825      $ 14,038      $ 10,650
 3/31/2005       $ 13,396        $ 14,828      $ 13,581      $ 13,803      $ 10,733
 4/30/2005       $ 13,231        $ 14,563      $ 13,323      $ 13,581      $ 10,805
 5/31/2005       $ 13,413        $ 14,913      $ 13,747      $ 13,865      $ 10,794
 6/30/2005       $ 13,484        $ 15,077      $ 13,766      $ 14,016      $ 10,800
 7/31/2005       $ 13,687        $ 15,513      $ 14,278      $ 14,450      $ 10,850
 8/31/2005       $ 13,646        $ 15,445      $ 14,148      $ 14,361      $ 10,905
 9/30/2005       $ 13,789        $ 15,662      $ 14,263      $ 14,482      $ 11,038
10/31/2005       $ 13,537        $ 15,264      $ 14,025      $ 14,170      $ 11,061
11/30/2005       $ 13,853        $ 15,764      $ 14,555      $ 14,561      $ 10,972
12/31/2005       $ 13,929        $ 15,860      $ 14,560      $ 14,638      $ 10,927
 1/31/2006       $ 14,275        $ 16,476      $ 14,945      $ 15,121      $ 11,011
 2/28/2006       $ 14,294        $ 16,577      $ 14,986      $ 15,173      $ 11,033
 3/31/2006       $ 14,396        $ 16,801      $ 15,172      $ 15,376      $ 11,094
 4/30/2006       $ 14,757        $ 17,228      $ 15,376      $ 15,730      $ 11,188
 5/31/2006       $ 14,399        $ 16,793      $ 14,934      $ 15,359      $ 11,244
 6/30/2006       $ 14,481        $ 16,901      $ 14,954      $ 15,419      $ 11,266
 7/31/2006       $ 14,596        $ 17,311      $ 15,046      $ 15,658      $ 11,299
 8/31/2006       $ 14,885        $ 17,601      $ 15,403      $ 15,941      $ 11,321
 9/30/2006       $ 15,213        $ 17,952      $ 15,800      $ 16,199      $ 11,266
10/31/2006       $ 15,661        $ 18,540      $ 16,314      $ 16,696      $ 11,205


22 | Annual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Classes B, C and R) per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Sources: Standard & Poor's Micropal; Lipper Inc. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Lipper Equity Income Funds Classification Average is calculated by averaging the total return of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 10/31/06, there were 233 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 23

Your Fund's Expenses

FRANKLIN EQUITY INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,063.10               $4.68
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,020.67               $4.58
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,058.90               $8.56
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.89               $8.39
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,058.90               $8.46
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.99               $8.29
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,061.20               $5.97
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.41               $5.85
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.90%; B: 1.65%; C: 1.63%; and R: 1.15%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 25

Franklin Limited Maturity U.S. Government
Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders' capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities. 1 Some of the Fund's investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Limited Maturity U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government & Agency Bonds ...................................   48.0%
Mortgage-Backed Securities .......................................   47.8%
Short-Term Investments & Other Net Assets ........................    4.2%

--------------------------------------------------------------------------------

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE SUMMARY

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund - Class A posted a +3.63% cumulative total return. The Fund

1. In determining a security's maturity for the purposes of calculating the Fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support. The Fund's yield and share price are not guaranteed and will vary with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 60.


26 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/05-10/31/06

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                          --------------------------------------
MONTH                                       CLASS A                ADVISOR CLASS
--------------------------------------------------------------------------------
November                                   3.00 cents                3.08 cents
--------------------------------------------------------------------------------
December                                   3.10 cents                3.19 cents
--------------------------------------------------------------------------------
January                                    3.00 cents                3.09 cents
--------------------------------------------------------------------------------
February                                   3.00 cents                3.09 cents
--------------------------------------------------------------------------------
March                                      3.00 cents                3.08 cents
--------------------------------------------------------------------------------
April                                      3.00 cents                3.08 cents
--------------------------------------------------------------------------------
May                                        3.00 cents                3.08 cents
--------------------------------------------------------------------------------
June                                       3.00 cents                3.08 cents
--------------------------------------------------------------------------------
July                                       3.00 cents                3.08 cents
--------------------------------------------------------------------------------
August                                     3.00 cents                3.08 cents
--------------------------------------------------------------------------------
September                                  3.03 cents                3.11 cents
--------------------------------------------------------------------------------
October                                    3.10 cents                3.18 cents
--------------------------------------------------------------------------------
TOTAL                                     36.23 CENTS               37.22 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

underperformed its primary benchmark, the Lehman Brothers U.S. Treasury: 1-5 Year Index, which posted a +4.16% total return for the same period. 3 The Fund also underperformed its secondary benchmark, the Lehman Brothers Government
Bond: 1-3 Year Index, which posted a 12-month total return of +4.28%. 4 You can find the Fund's long-term performance data in the Performance Summary beginning on page 31.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the year under review, although the pace in the second and third quarters of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by

3. Source: Lehman Brothers Inc. The Lehman Brothers U.S. Treasury: 1-5 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 5 years.

4. Source: Lehman Brothers Inc. The Lehman Brothers Government Bond: 1-3 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 3 years.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                              Annual Report | 27
nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. However, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth slowed and the housing market cooled.

Oil prices reached a historical high during the year under review, but moved lower by period-end. Core inflation, which excludes food and energy costs, remained contained but nonetheless began to experience some upward pressure. For example, while October's headline Consumer Price Index (CPI) reported a 12-month rise of 1.3%, core CPI increased 2.7%. 5 Oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices also declined. Lower prices, in conjunction with relatively stable inflation, contributed to declining interest rates.

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then has kept the rate steady since June. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.57% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.61% on October 31, 2006. The decline reflected some concerns about the slowing housing market and its potential effect on the economy.

INVESTMENT STRATEGY

We currently maintain the portfolio's average dollar-weighted maturity between two and five years. The Fund's average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities. Some of the Fund's investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae and Freddie Mac. 2 Our portfolio emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

5.    Source: Bureau of Labor Statistics.


28 | Annual Report

MANAGER'S DISCUSSION

During the second half of the 12-month reporting period, we slightly decreased the Fund's weighting in agency debentures. Agency spreads increased to a high of 35 basis points (100 basis points equal one percentage point) earlier in the period, before narrowing in the summer. When yield spreads widen over Treasuries, some sectors can become more attractive. However, on a year-over-year basis, spreads have traded in a range of less than 10 basis points.

In the mortgage-backed securities sector, we used our research to uncover areas of the markets across the coupon spectrum where we thought mortgage risk may have offered value. We continue to seek value in the hybrid adjustable-rate mortgage (ARM) market, focusing on those bonds with risk characteristics close to those of the Fund's benchmarks. Normally the Fund invests in ARMs that have or will have higher coupons, as these bonds are closer to the interest rate exposure of our benchmarks. Using a value-oriented approach, we assess each bond's risk and return fundamentals relative to comparable securities.


                                                              Annual Report | 29

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]     /s/ Kent Burns

                    Kent Burns, CFA


[PHOTO OMITTED]     /s/ Paul Varunok

                    Paul Varunok

                    Portfolio Management Team
                    Franklin Limited Maturity U.S. Government
                    Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FRGVX)                           CHANGE    10/31/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$ 0.01      $ 9.90      $ 9.91
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.3623
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FSUAX)                     CHANGE    10/31/06    10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            -$ 0.01      $ 9.89      $ 9.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                      $ 0.3722
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                           1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                         +3.63%     +13.06%     +53.06%
--------------------------------------------------------------------------------
Average Annual Total Return 2                     +1.28%      +2.03%      +4.11%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                +0.48%      +2.18%      +4.17%
--------------------------------------------------------------------------------
   Distribution Rate 4                  3.67%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5          3.71%
--------------------------------------------------------------------------------
ADVISOR CLASS 6                                   1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                         +3.74%     +13.63%     +54.51%
--------------------------------------------------------------------------------
Average Annual Total Return 2                     +3.74%      +2.59%      +4.45%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3                +3.00%      +2.75%      +4.51%
--------------------------------------------------------------------------------
   Distribution Rate 4                  3.86%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5          3.91%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 31

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                           10/31/06
-------------------------------------------
1-Year                              +1.28%
-------------------------------------------
5-Year                              +2.03%
-------------------------------------------
10-Year                             +4.11%
-------------------------------------------

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Limited
              Maturity U.S.     Lehman Brothers    Lehman Brothers
               Government        U.S. Treasury:    Government Bond:
   Date      Securities Fund    1-5 Year Index 7   1-3 Year Index 7     CPI 7
----------   ----------------   ----------------   ----------------   ----------
 11/1/1996       $  9,772           $ 10,000           $ 10,000        $ 10,000
11/30/1996       $  9,856           $ 10,093           $ 10,074        $ 10,019
12/31/1996       $  9,835           $ 10,068           $ 10,076        $ 10,019
 1/31/1997       $  9,871           $ 10,113           $ 10,124        $ 10,051
 2/28/1997       $  9,888           $ 10,131           $ 10,148        $ 10,082
 3/31/1997       $  9,867           $ 10,099           $ 10,140        $ 10,107
 4/30/1997       $  9,943           $ 10,196           $ 10,223        $ 10,120
 5/31/1997       $ 10,009           $ 10,270           $ 10,294        $ 10,114
 6/30/1997       $ 10,076           $ 10,349           $ 10,365        $ 10,126
 7/31/1997       $ 10,193           $ 10,501           $ 10,479        $ 10,139
 8/31/1997       $ 10,191           $ 10,487           $ 10,489        $ 10,158
 9/30/1997       $ 10,268           $ 10,583           $ 10,569        $ 10,183
10/31/1997       $ 10,346           $ 10,683           $ 10,648        $ 10,208
11/30/1997       $ 10,354           $ 10,704           $ 10,674        $ 10,202
12/31/1997       $ 10,433           $ 10,784           $ 10,746        $ 10,190
 1/31/1998       $ 10,543           $ 10,911           $ 10,849        $ 10,208
 2/28/1998       $ 10,541           $ 10,907           $ 10,858        $ 10,227
 3/31/1998       $ 10,570           $ 10,944           $ 10,900        $ 10,246
 4/30/1998       $ 10,619           $ 10,996           $ 10,953        $ 10,265
 5/31/1998       $ 10,669           $ 11,063           $ 11,011        $ 10,284
 6/30/1998       $ 10,718           $ 11,125           $ 11,068        $ 10,297
 7/31/1998       $ 10,768           $ 11,174           $ 11,120        $ 10,310
 8/31/1998       $ 10,910           $ 11,351           $ 11,255        $ 10,322
 9/30/1998       $ 11,063           $ 11,565           $ 11,407        $ 10,335
10/31/1998       $ 11,110           $ 11,613           $ 11,462        $ 10,360
11/30/1998       $ 11,084           $ 11,582           $ 11,451        $ 10,360
12/31/1998       $ 11,117           $ 11,621           $ 11,494        $ 10,354
 1/31/1999       $ 11,161           $ 11,670           $ 11,538        $ 10,379
 2/28/1999       $ 11,065           $ 11,564           $ 11,486        $ 10,392
 3/31/1999       $ 11,131           $ 11,645           $ 11,564        $ 10,423
 4/30/1999       $ 11,154           $ 11,679           $ 11,600        $ 10,499
 5/31/1999       $ 11,100           $ 11,639           $ 11,593        $ 10,499
 6/30/1999       $ 11,123           $ 11,673           $ 11,626        $ 10,499
 7/31/1999       $ 11,113           $ 11,699           $ 11,663        $ 10,531
 8/31/1999       $ 11,139           $ 11,733           $ 11,695        $ 10,556
 9/30/1999       $ 11,242           $ 11,816           $ 11,771        $ 10,606
10/31/1999       $ 11,278           $ 11,836           $ 11,803        $ 10,625
11/30/1999       $ 11,293           $ 11,849           $ 11,826        $ 10,632
12/31/1999       $ 11,285           $ 11,841           $ 11,836        $ 10,632
 1/31/2000       $ 11,237           $ 11,820           $ 11,833        $ 10,663
 2/29/2000       $ 11,324           $ 11,904           $ 11,914        $ 10,726
 3/31/2000       $ 11,400           $ 12,007           $ 11,986        $ 10,815
 4/30/2000       $ 11,420           $ 12,018           $ 12,016        $ 10,821
 5/31/2000       $ 11,416           $ 12,069           $ 12,060        $ 10,834
 6/30/2000       $ 11,586           $ 12,219           $ 12,191        $ 10,891
 7/31/2000       $ 11,652           $ 12,298           $ 12,269        $ 10,916
 8/31/2000       $ 11,767           $ 12,404           $ 12,362        $ 10,916
 9/30/2000       $ 11,882           $ 12,504           $ 12,459        $ 10,973
10/31/2000       $ 11,939           $ 12,576           $ 12,527        $ 10,992
11/30/2000       $ 12,067           $ 12,719           $ 12,648        $ 10,998
12/31/2000       $ 12,232           $ 12,902           $ 12,803        $ 10,992
 1/31/2001       $ 12,374           $ 13,066           $ 12,973        $ 11,061
 2/28/2001       $ 12,456           $ 13,168           $ 13,056        $ 11,105
 3/31/2001       $ 12,538           $ 13,277           $ 13,162        $ 11,131
 4/30/2001       $ 12,549           $ 13,276           $ 13,200        $ 11,175
 5/31/2001       $ 12,596           $ 13,342           $ 13,272        $ 11,226
 6/30/2001       $ 12,606           $ 13,386           $ 13,320        $ 11,244
 7/31/2001       $ 12,785           $ 13,581           $ 13,476        $ 11,213
 8/31/2001       $ 12,879           $ 13,683           $ 13,562        $ 11,213
 9/30/2001       $ 13,073           $ 13,945           $ 13,788        $ 11,263
10/31/2001       $ 13,229           $ 14,113           $ 13,926        $ 11,226
11/30/2001       $ 13,099           $ 14,019           $ 13,888        $ 11,207
12/31/2001       $ 13,044           $ 13,992           $ 13,896        $ 11,162
 1/31/2002       $ 13,127           $ 14,029           $ 13,929        $ 11,188
 2/28/2002       $ 13,232           $ 14,119           $ 13,999        $ 11,232
 3/31/2002       $ 13,108           $ 13,962           $ 13,899        $ 11,295
 4/30/2002       $ 13,277           $ 14,167           $ 14,067        $ 11,358
 5/31/2002       $ 13,345           $ 14,248           $ 14,122        $ 11,358
 6/30/2002       $ 13,438           $ 14,396           $ 14,249        $ 11,364
 7/31/2002       $ 13,592           $ 14,636           $ 14,420        $ 11,377
 8/31/2002       $ 13,707           $ 14,734           $ 14,479        $ 11,415
 9/30/2002       $ 13,823           $ 14,936           $ 14,596        $ 11,434
10/31/2002       $ 13,874           $ 14,950           $ 14,632        $ 11,453
11/30/2002       $ 13,807           $ 14,851           $ 14,590        $ 11,453
12/31/2002       $ 14,004           $ 15,059           $ 14,731        $ 11,428
 1/31/2003       $ 13,996           $ 15,036           $ 14,733        $ 11,478
 2/28/2003       $ 14,120           $ 15,147           $ 14,801        $ 11,567
 3/31/2003       $ 14,112           $ 15,166           $ 14,830        $ 11,636
 4/30/2003       $ 14,158           $ 15,197           $ 14,860        $ 11,611
 5/31/2003       $ 14,257           $ 15,334           $ 14,921        $ 11,592
 6/30/2003       $ 14,249           $ 15,338           $ 14,944        $ 11,605
 7/31/2003       $ 13,994           $ 15,144           $ 14,847        $ 11,617
 8/31/2003       $ 14,036           $ 15,151           $ 14,854        $ 11,661
 9/30/2003       $ 14,224           $ 15,376           $ 15,004        $ 11,699
10/31/2003       $ 14,140           $ 15,273           $ 14,943        $ 11,687
11/30/2003       $ 14,152           $ 15,261           $ 14,940        $ 11,655
12/31/2003       $ 14,246           $ 15,369           $ 15,028        $ 11,642
 1/31/2004       $ 14,298           $ 15,419           $ 15,064        $ 11,699
 2/29/2004       $ 14,397           $ 15,532           $ 15,143        $ 11,762
 3/31/2004       $ 14,455           $ 15,613           $ 15,192        $ 11,838
 4/30/2004       $ 14,223           $ 15,356           $ 15,038        $ 11,876
 5/31/2004       $ 14,170           $ 15,325           $ 15,020        $ 11,946
 6/30/2004       $ 14,201           $ 15,339           $ 15,021        $ 11,984
 7/31/2004       $ 14,261           $ 15,416           $ 15,081        $ 11,965
 8/31/2004       $ 14,405           $ 15,584           $ 15,192        $ 11,971
 9/30/2004       $ 14,395           $ 15,577           $ 15,180        $ 11,996
10/31/2004       $ 14,456           $ 15,644           $ 15,231        $ 12,059
11/30/2004       $ 14,379           $ 15,521           $ 15,156        $ 12,066
12/31/2004       $ 14,418           $ 15,575           $ 15,188        $ 12,021
 1/31/2005       $ 14,426           $ 15,566           $ 15,186        $ 12,047
 2/28/2005       $ 14,378           $ 15,493           $ 15,154        $ 12,116
 3/31/2005       $ 14,329           $ 15,476           $ 15,150        $ 12,211
 4/30/2005       $ 14,426           $ 15,608           $ 15,239        $ 12,293
 5/31/2005       $ 14,509           $ 15,689           $ 15,302        $ 12,280
 6/30/2005       $ 14,535           $ 15,726           $ 15,331        $ 12,287
 7/31/2005       $ 14,448           $ 15,630           $ 15,288        $ 12,344
 8/31/2005       $ 14,563           $ 15,768           $ 15,385        $ 12,407
 9/30/2005       $ 14,491           $ 15,685           $ 15,346        $ 12,558
10/31/2005       $ 14,433           $ 15,652           $ 15,341        $ 12,584
11/30/2005       $ 14,476           $ 15,713           $ 15,390        $ 12,483
12/31/2005       $ 14,521           $ 15,784           $ 15,451        $ 12,432
 1/31/2006       $ 14,551           $ 15,793           $ 15,480        $ 12,527
 2/28/2006       $ 14,565           $ 15,791           $ 15,497        $ 12,552
 3/31/2006       $ 14,536           $ 15,787           $ 15,515        $ 12,622
 4/30/2006       $ 14,566           $ 15,826           $ 15,566        $ 12,729
 5/31/2006       $ 14,566           $ 15,840           $ 15,588        $ 12,792
 6/30/2006       $ 14,580           $ 15,865           $ 15,618        $ 12,817
 7/31/2006       $ 14,700           $ 16,004           $ 15,735        $ 12,855
 8/31/2006       $ 14,820           $ 16,143           $ 15,850        $ 12,881
 9/30/2006       $ 14,895           $ 16,239           $ 15,932        $ 12,817
10/31/2006       $ 14,957           $ 16,304           $ 15,998        $ 12,748

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
ADVISOR CLASS 6                   10/31/06
-------------------------------------------
1-Year                              +3.74%
-------------------------------------------
5-Year                              +2.59%
-------------------------------------------
10-Year                             +4.45%
-------------------------------------------

ADVISOR CLASS (11/1/96-10/31/06) 6

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Franklin Limited
              Maturity U.S.     Lehman Brothers    Lehman Brothers
               Government        U.S. Treasury:    Government Bond:
   Date      Securities Fund    1-5 Year Index 7   1-3 Year Index 7     CPI 7
----------   ----------------   ----------------   ----------------   ----------
 11/1/1996       $ 10,000           $ 10,000           $ 10,000        $ 10,000
11/30/1996       $ 10,086           $ 10,093           $ 10,074        $ 10,019
12/31/1996       $ 10,064           $ 10,068           $ 10,076        $ 10,019
 1/31/1997       $ 10,108           $ 10,113           $ 10,124        $ 10,051
 2/28/1997       $ 10,126           $ 10,131           $ 10,148        $ 10,082
 3/31/1997       $ 10,105           $ 10,099           $ 10,140        $ 10,107
 4/30/1997       $ 10,183           $ 10,196           $ 10,223        $ 10,120
 5/31/1997       $ 10,252           $ 10,270           $ 10,294        $ 10,114
 6/30/1997       $ 10,320           $ 10,349           $ 10,365        $ 10,126
 7/31/1997       $ 10,441           $ 10,501           $ 10,479        $ 10,139
 8/31/1997       $ 10,440           $ 10,487           $ 10,489        $ 10,158
 9/30/1997       $ 10,520           $ 10,583           $ 10,569        $ 10,183
10/31/1997       $ 10,601           $ 10,683           $ 10,648        $ 10,208
11/30/1997       $ 10,620           $ 10,704           $ 10,674        $ 10,202
12/31/1997       $ 10,702           $ 10,784           $ 10,746        $ 10,190
 1/31/1998       $ 10,815           $ 10,911           $ 10,849        $ 10,208
 2/28/1998       $ 10,814           $ 10,907           $ 10,858        $ 10,227
 3/31/1998       $ 10,834           $ 10,944           $ 10,900        $ 10,246
 4/30/1998       $ 10,875           $ 10,996           $ 10,953        $ 10,265
 5/31/1998       $ 10,936           $ 11,063           $ 11,011        $ 10,284
 6/30/1998       $ 10,988           $ 11,125           $ 11,068        $ 10,297
 7/31/1998       $ 11,040           $ 11,174           $ 11,120        $ 10,310
 8/31/1998       $ 11,176           $ 11,351           $ 11,255        $ 10,322
 9/30/1998       $ 11,344           $ 11,565           $ 11,407        $ 10,335
10/31/1998       $ 11,383           $ 11,613           $ 11,462        $ 10,360
11/30/1998       $ 11,356           $ 11,582           $ 11,451        $ 10,360
12/31/1998       $ 11,391           $ 11,621           $ 11,494        $ 10,354
 1/31/1999       $ 11,438           $ 11,670           $ 11,538        $ 10,379
 2/28/1999       $ 11,340           $ 11,564           $ 11,486        $ 10,392
 3/31/1999       $ 11,409           $ 11,645           $ 11,564        $ 10,423
 4/30/1999       $ 11,433           $ 11,679           $ 11,600        $ 10,499
 5/31/1999       $ 11,380           $ 11,639           $ 11,593        $ 10,499
 6/30/1999       $ 11,404           $ 11,673           $ 11,626        $ 10,499
 7/31/1999       $ 11,394           $ 11,699           $ 11,663        $ 10,531
 8/31/1999       $ 11,421           $ 11,733           $ 11,695        $ 10,556
 9/30/1999       $ 11,529           $ 11,816           $ 11,771        $ 10,606
10/31/1999       $ 11,568           $ 11,836           $ 11,803        $ 10,625
11/30/1999       $ 11,584           $ 11,849           $ 11,826        $ 10,632
12/31/1999       $ 11,577           $ 11,841           $ 11,836        $ 10,632
 1/31/2000       $ 11,528           $ 11,820           $ 11,833        $ 10,663
 2/29/2000       $ 11,618           $ 11,904           $ 11,914        $ 10,726
 3/31/2000       $ 11,686           $ 12,007           $ 11,986        $ 10,815
 4/30/2000       $ 11,719           $ 12,018           $ 12,016        $ 10,821
 5/31/2000       $ 11,716           $ 12,069           $ 12,060        $ 10,834
 6/30/2000       $ 11,891           $ 12,219           $ 12,191        $ 10,891
 7/31/2000       $ 11,960           $ 12,298           $ 12,269        $ 10,916
 8/31/2000       $ 12,078           $ 12,404           $ 12,362        $ 10,916
 9/30/2000       $ 12,186           $ 12,504           $ 12,459        $ 10,973
10/31/2000       $ 12,258           $ 12,576           $ 12,527        $ 10,992
11/30/2000       $ 12,378           $ 12,719           $ 12,648        $ 10,998
12/31/2000       $ 12,549           $ 12,902           $ 12,803        $ 10,992
 1/31/2001       $ 12,708           $ 13,066           $ 12,973        $ 11,061
 2/28/2001       $ 12,794           $ 13,168           $ 13,056        $ 11,105
 3/31/2001       $ 12,879           $ 13,277           $ 13,162        $ 11,131
 4/30/2001       $ 12,890           $ 13,276           $ 13,200        $ 11,175
 5/31/2001       $ 12,939           $ 13,342           $ 13,272        $ 11,226
 6/30/2001       $ 12,951           $ 13,386           $ 13,320        $ 11,244
 7/31/2001       $ 13,136           $ 13,581           $ 13,476        $ 11,213
 8/31/2001       $ 13,233           $ 13,683           $ 13,562        $ 11,213
 9/30/2001       $ 13,433           $ 13,945           $ 13,788        $ 11,263
10/31/2001       $ 13,596           $ 14,113           $ 13,926        $ 11,226
11/30/2001       $ 13,463           $ 14,019           $ 13,888        $ 11,207
12/31/2001       $ 13,407           $ 13,992           $ 13,896        $ 11,162
 1/31/2002       $ 13,494           $ 14,029           $ 13,929        $ 11,188
 2/28/2002       $ 13,603           $ 14,119           $ 13,999        $ 11,232
 3/31/2002       $ 13,476           $ 13,962           $ 13,899        $ 11,295
 4/30/2002       $ 13,652           $ 14,167           $ 14,067        $ 11,358
 5/31/2002       $ 13,735           $ 14,248           $ 14,122        $ 11,358
 6/30/2002       $ 13,819           $ 14,396           $ 14,249        $ 11,364
 7/31/2002       $ 13,978           $ 14,636           $ 14,420        $ 11,377
 8/31/2002       $ 14,098           $ 14,734           $ 14,479        $ 11,415
 9/30/2002       $ 14,232           $ 14,936           $ 14,596        $ 11,434
10/31/2002       $ 14,272           $ 14,950           $ 14,632        $ 11,453
11/30/2002       $ 14,205           $ 14,851           $ 14,590        $ 11,453
12/31/2002       $ 14,408           $ 15,059           $ 14,731        $ 11,428
 1/31/2003       $ 14,401           $ 15,036           $ 14,733        $ 11,478
 2/28/2003       $ 14,531           $ 15,147           $ 14,801        $ 11,567
 3/31/2003       $ 14,524           $ 15,166           $ 14,830        $ 11,636
 4/30/2003       $ 14,572           $ 15,197           $ 14,860        $ 11,611
 5/31/2003       $ 14,675           $ 15,334           $ 14,921        $ 11,592
 6/30/2003       $ 14,667           $ 15,338           $ 14,944        $ 11,605
 7/31/2003       $ 14,420           $ 15,144           $ 14,847        $ 11,617
 8/31/2003       $ 14,451           $ 15,151           $ 14,854        $ 11,661
 9/30/2003       $ 14,645           $ 15,376           $ 15,004        $ 11,699
10/31/2003       $ 14,560           $ 15,273           $ 14,943        $ 11,687
11/30/2003       $ 14,573           $ 15,261           $ 14,940        $ 11,655
12/31/2003       $ 14,671           $ 15,369           $ 15,028        $ 11,642
 1/31/2004       $ 14,728           $ 15,419           $ 15,064        $ 11,699
 2/29/2004       $ 14,831           $ 15,532           $ 15,143        $ 11,762
 3/31/2004       $ 14,892           $ 15,613           $ 15,192        $ 11,838
 4/30/2004       $ 14,652           $ 15,356           $ 15,038        $ 11,876
 5/31/2004       $ 14,599           $ 15,325           $ 15,020        $ 11,946
 6/30/2004       $ 14,620           $ 15,339           $ 15,021        $ 11,984
 7/31/2004       $ 14,683           $ 15,416           $ 15,081        $ 11,965
 8/31/2004       $ 14,834           $ 15,584           $ 15,192        $ 11,971
 9/30/2004       $ 14,825           $ 15,577           $ 15,180        $ 11,996
10/31/2004       $ 14,874           $ 15,644           $ 15,231        $ 12,059
11/30/2004       $ 14,811           $ 15,521           $ 15,156        $ 12,066
12/31/2004       $ 14,851           $ 15,575           $ 15,188        $ 12,021
 1/31/2005       $ 14,861           $ 15,566           $ 15,186        $ 12,047
 2/28/2005       $ 14,813           $ 15,493           $ 15,154        $ 12,116
 3/31/2005       $ 14,764           $ 15,476           $ 15,150        $ 12,211
 4/30/2005       $ 14,866           $ 15,608           $ 15,239        $ 12,293
 5/31/2005       $ 14,938           $ 15,689           $ 15,302        $ 12,280
 6/30/2005       $ 14,980           $ 15,726           $ 15,331        $ 12,287
 7/31/2005       $ 14,891           $ 15,630           $ 15,288        $ 12,344
 8/31/2005       $ 15,011           $ 15,768           $ 15,385        $ 12,407
 9/30/2005       $ 14,923           $ 15,685           $ 15,346        $ 12,558
10/31/2005       $ 14,879           $ 15,652           $ 15,341        $ 12,584
11/30/2005       $ 14,925           $ 15,713           $ 15,390        $ 12,483
12/31/2005       $ 14,973           $ 15,784           $ 15,451        $ 12,432
 1/31/2006       $ 15,005           $ 15,793           $ 15,480        $ 12,527
 2/28/2006       $ 15,022           $ 15,791           $ 15,497        $ 12,552
 3/31/2006       $ 14,992           $ 15,787           $ 15,515        $ 12,622
 4/30/2006       $ 15,024           $ 15,826           $ 15,566        $ 12,729
 5/31/2006       $ 15,025           $ 15,840           $ 15,588        $ 12,792
 6/30/2006       $ 15,042           $ 15,865           $ 15,618        $ 12,817
 7/31/2006       $ 15,166           $ 16,004           $ 15,735        $ 12,855
 8/31/2006       $ 15,291           $ 16,143           $ 15,850        $ 12,881
 9/30/2006       $ 15,370           $ 16,239           $ 15,932        $ 12,817
10/31/2006       $ 15,451           $ 16,304           $ 15,998        $ 12,748


32 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL ADVERSELY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS A FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THEREFORE, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +53.53% and +4.46%.

7. Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers U.S. Treasury: 1-5 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 5 years. The Lehman Brothers Government Bond:
      1-3 Year Index includes securities in the Treasury index (i.e., public obligations of the U.S. Treasury) with a maturity from 1 up to (but not including) 3 years. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 33

Your Fund's Expenses

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


34 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,026.90               $4.24
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.02               $4.23
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,027.40               $3.73
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.53               $3.72
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.83% and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 35

Franklin Real Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle by allocating assets among inflation-indexed securities, investment grade and high yield fixed income securities, mortgage- and other asset-backed securities, and equity securities with high correlation to broad measures of inflation.

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Real Return Fund
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Treasury Inflation Protected Securities ....................... 69.8%
Foreign Government Debt Securities ................................. 11.6%
Real Estate Investment Trusts - Common Stocks ......................  5.1%
Natural Resources - Common Stocks* .................................  5.0%
Corporate Bonds ....................................................  2.1%
Short-Term Investments & Other Net Assets ..........................  6.4%

* In the SOI, the natural resources sector comprise energy minerals, industrial services, non-energy minerals and process industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin Real Return Fund's annual report for the fiscal year ended October 31, 2006.

PERFORMANCE SUMMARY

For the 12 months under review, Franklin Real Return Fund - Class A posted a +6.16% cumulative total return. The Fund outperformed its benchmark, the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 1.31% for the same period. 1 You can find

1. Source: Standard & Poor's Micropal. The CPI, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The all urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA). The index is unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.


36 | Annual Report
more of the Fund's performance data in the Performance Summary beginning on page 40.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the year under review, although the pace in the second and third quarters of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. However, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth slowed and the housing market cooled.

Oil prices reached a historical high during the year under review, but moved lower by period-end. Core inflation, which excludes food and energy costs, remained contained but nonetheless began to experience some upward pressure. For example, while October's headline Consumer Price Index (CPI) reported a 12-month rise of 1.3%, core CPI increased 2.7%. 2 Oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices also declined. Lower prices, in conjunction with relatively stable inflation, contributed to declining interest rates.

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate incrementally to 5.25%, and then has kept the rate steady since June. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.57% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.61% on October 31, 2006. The decline reflected some concerns about the slowing housing market and its potential effect on the economy.

2.    Source: Bureau of Labor Statistics.


                                                              Annual Report | 37

--------------------------------------------------------------------------------
WHAT ARE INFLATION-PROTECTED SECURITIES?
--------------------------------------------------------------------------------
Inflation-protected securities are debt securities that are structured to provide protection against inflation. Depending on the type of inflation-protected security, the principal or the coupon rate is periodically adjusted according to the rate of inflation, as measured by a designated inflation index such as the Consumer Price Index (CPI).

PLEASE NOTE: Investors in Franklin Real Return Fund who do not reinvest income that comes from inflation adjustments may not maintain the purchasing power of the investment over the long term. Income earned depends on the amount of principal invested, and that principal may not keep up with inflation if the investor does not reinvest the principal adjustment paid out as part of the Fund's income.

The Fund's yield and distributions should be expected to vary significantly from month to month. Because the Fund has a significant investment in Treasury Inflation Protected Securities (TIPS), it is highly influenced by the TIPS market and the monthly inflation adjustments on these securities.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS*
Franklin Real Return Fund
11/1/05-10/31/06

------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                     -----------------------------------------
MONTH                                  CLASS A                  ADVISOR CLASS
------------------------------------------------------------------------------
November                              7.65 cents                  7.84 cents
------------------------------------------------------------------------------
December                              3.33 cents                  3.52 cents
------------------------------------------------------------------------------
January**                                     --                          --
------------------------------------------------------------------------------
February**                                    --                          --
------------------------------------------------------------------------------
March                                 2.97 cents                  3.61 cents
------------------------------------------------------------------------------
April                                 2.93 cents                  3.12 cents
------------------------------------------------------------------------------
May                                   5.44 cents                  5.67 cents
------------------------------------------------------------------------------
June                                  6.56 cents                  6.75 cents
------------------------------------------------------------------------------
July                                  5.15 cents                  5.34 cents
------------------------------------------------------------------------------
August                                3.32 cents                  3.55 cents
------------------------------------------------------------------------------
September                             3.37 cents                  3.55 cents
------------------------------------------------------------------------------
October                               3.40 cents                  3.62 cents
------------------------------------------------------------------------------
TOTAL                                44.12 CENTS                 46.57 CENTS
------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** The Fund paid no dividends due to negative inflation adjustments for TIPS, which are the Fund's primary investments.

INVESTMENT STRATEGY

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund's assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

MANAGER'S DISCUSSION

We invested the Fund's assets in the allowable sectors during the year under review. At period-end, about two-thirds of the Fund's total net assets were invested in Treasury Inflation Protected Securities (TIPS). We also allocated some of the Fund's assets to natural resources, real estate investment trusts (REITs), short-term non-dollar securities and high yield sectors. We employed a non-dollar strategy to help hedge against dollar weakness versus certain currencies. All of these strategies helped Fund performance during the reported period.


38 | Annual Report

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]    /s/ T. Anthony Coffey

                       T. Anthony Coffey, CFA

[PHOTO OMITTED]    /s/ Kent Burns

                       Kent Burns, CFA

                       Portfolio Management Team
                       Franklin Real Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 39

Performance Summary as of 10/31/06

FRANKLIN REAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRRAX)                               CHANGE         10/31/06          10/31/05
--------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.16           $10.10             $9.94
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------------------------
Dividend Income                       $0.4412
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FARRX)                         CHANGE         10/31/06          10/31/05
--------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 +$0.16           $10.11             $9.95
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------------------------
Dividend Income                       $0.4657
--------------------------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS A                                                                 1-YEAR     INCEPTION (11/17/04)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                               +6.16%            +9.91%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                           +1.66%            +2.67%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                      -0.41%            +2.44%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 5                   3.87%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6           3.38%
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                                           1-YEAR     INCEPTION (11/17/04)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                               +6.41%           +10.46%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                           +6.41%            +5.23%
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                                      +4.36%            +5.10%
--------------------------------------------------------------------------------------------------------
   Distribution Rate 5                   4.30%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6           3.77%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


40 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/17/04-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Franklin Real                   CPI for Urban
   Date                      Return Fund                   Consumers NSA 7
----------                  -------------                  ---------------
11/17/2004                    $  9,579                        $ 10,000
11/30/2004                    $  9,598                        $ 10,002
12/31/2004                    $  9,678                        $  9,966
 1/31/2005                    $  9,605                        $  9,987
 2/28/2005                    $  9,706                        $ 10,044
 3/31/2005                    $  9,614                        $ 10,123
 4/30/2005                    $  9,699                        $ 10,191
 5/31/2005                    $  9,739                        $ 10,180
 6/30/2005                    $  9,799                        $ 10,186
 7/31/2005                    $  9,850                        $ 10,233
 8/31/2005                    $ 10,000                        $ 10,285
 9/30/2005                    $ 10,058                        $ 10,411
10/31/2005                    $  9,917                        $ 10,432
11/30/2005                    $  9,973                        $ 10,348
12/31/2005                    $ 10,047                        $ 10,306
 1/31/2006                    $ 10,218                        $ 10,385
 2/28/2006                    $ 10,138                        $ 10,406
 3/31/2006                    $ 10,168                        $ 10,463
 4/30/2006                    $ 10,299                        $ 10,552
 5/31/2006                    $ 10,283                        $ 10,605
 6/30/2006                    $ 10,319                        $ 10,625
 7/31/2006                    $ 10,413                        $ 10,657
 8/31/2006                    $ 10,478                        $ 10,678
 9/30/2006                    $ 10,461                        $ 10,625
10/31/2006                    $ 10,528                        $ 10,568

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
CLASS A                           10/31/06
-------------------------------------------
1-Year                              +1.66%
-------------------------------------------
Since Inception (11/17/04)          +2.67%
-------------------------------------------

ADVISOR CLASS (11/17/04-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Franklin Real                   CPI for Urban
   Date                      Return Fund                   Consumers NSA 7
----------                  -------------                  ---------------
11/17/2004                    $ 10,000                        $ 10,000
11/30/2004                    $ 10,050                        $ 10,002
12/31/2004                    $ 10,104                        $  9,966
 1/31/2005                    $ 10,038                        $  9,987
 2/28/2005                    $ 10,134                        $ 10,044
 3/31/2005                    $ 10,039                        $ 10,123
 4/30/2005                    $ 10,140                        $ 10,191
 5/31/2005                    $ 10,185                        $ 10,180
 6/30/2005                    $ 10,249                        $ 10,186
 7/31/2005                    $ 10,294                        $ 10,233
 8/31/2005                    $ 10,463                        $ 10,285
 9/30/2005                    $ 10,516                        $ 10,411
10/31/2005                    $ 10,381                        $ 10,432
11/30/2005                    $ 10,431                        $ 10,348
12/31/2005                    $ 10,521                        $ 10,306
 1/31/2006                    $ 10,700                        $ 10,385
 2/28/2006                    $ 10,616                        $ 10,406
 3/31/2006                    $ 10,654                        $ 10,463
 4/30/2006                    $ 10,793                        $ 10,552
 5/31/2006                    $ 10,779                        $ 10,605
 6/30/2006                    $ 10,819                        $ 10,625
 7/31/2006                    $ 10,919                        $ 10,657
 8/31/2006                    $ 10,990                        $ 10,678
 9/30/2006                    $ 10,974                        $ 10,625
10/31/2006                    $ 11,046                        $ 10,568

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
ADVISOR CLASS                     10/31/06
-------------------------------------------
1-Year                              +6.41%
-------------------------------------------
Since Inception (11/17/04)          +5.23%
-------------------------------------------


                                                              Annual Report | 41

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE RISK OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total returns would have been lower, and yield for the period would have been 3.21% for Class A and 3.59% for Advisor Class. The manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Source: Standard & Poor's Micropal. The Consumer Price Index (CPI) for Urban Consumers (All Items) NSA, calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate. The urban consumers group represents about 87% of the total U.S. population. It is based on the expenditures of almost all residents of urban or metropolitan areas, including professionals, the self-employed, the poor, the unemployed and retired persons as well as urban wage earners and clerical workers. The figure quoted is non-seasonally adjusted (NSA).


42 | Annual Report

Your Fund's Expenses

FRANKLIN REAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 43

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,061.60               $4.19
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,020.67               $4.58
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,014.00               $2.96
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,021.93               $3.31
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.90% and Advisor: 0.65%), multiplied by the average account value over the period, multiplied 184/365 to reflect the one-half year period.


44 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   ------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
CLASS A                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   16.46      $   15.16       $   13.90       $   10.87       $   13.07
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b ......................        0.43           0.42            0.50            0.56            0.69

  Net realized and unrealized gains (losses) ...        1.52           1.49            1.43            2.97           (2.14)
                                                   ------------------------------------------------------------------------
Total from investment operations ...............        1.95           1.91            1.93            3.53           (1.45)
                                                   ------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................       (0.60)         (0.61)          (0.67)          (0.50)          (0.75)

  Net realized gains ...........................       (0.62)            --              --              --              --
                                                   ------------------------------------------------------------------------
Total distributions ............................       (1.22)         (0.61)          (0.67)          (0.50)          (0.75)
                                                   ------------------------------------------------------------------------
Redemption fees ................................          -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ...................   $   17.19      $   16.46       $   15.16       $   13.90       $   10.87
                                                   ========================================================================

Total return c .................................       12.45%         12.76%          14.06%          33.10%         (11.74)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 718,018      $ 551,120       $ 380,960       $ 294,987       $ 168,040

Ratios to average net assets:

  Expenses .....................................        0.86%          0.88%           0.92%           0.98%           1.00%

  Expenses net of payments by affiliate ........        0.86% e        0.88% e         0.89% e         0.98%           1.00%

  Net investment income ........................        2.59%          2.63%           3.36%           4.49%           5.45%

Portfolio turnover rate ........................       31.37%         35.30%          28.37%          49.90%          91.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 45

Franklin Investors Securities Trust

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS C                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   16.32      $   15.05       $   13.81       $   10.82       $   13.01
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b ......................        0.30           0.30            0.39            0.46            0.60

  Net realized and unrealized gains (losses) ...        1.52           1.46            1.42            2.96           (2.13)
                                                   ------------------------------------------------------------------------
Total from investment operations ...............        1.82           1.76            1.81            3.42           (1.53)
                                                   ------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................       (0.48)         (0.49)          (0.57)          (0.43)          (0.66)

  Net realized gains ...........................       (0.62)            --              --              --              --
                                                   ------------------------------------------------------------------------
Total distributions ............................       (1.10)         (0.49)          (0.57)          (0.43)          (0.66)
                                                   ------------------------------------------------------------------------
Redemption fees ................................          -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ...................   $   17.04      $   16.32       $   15.05       $   13.81       $   10.82
                                                   ========================================================================

Total return c .................................       11.53%         11.92%          13.21%          32.08%         (12.35)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 271,216      $ 219,970       $ 167,813       $ 106,719       $  55,759

Ratios to average net assets:

  Expenses .....................................        1.61%          1.63%           1.67%           1.75%           1.72%

  Expenses net of payments by affiliate ........        1.61% e        1.63% e         1.64% e         1.75%           1.72%

  Net investment income ........................        1.84%          1.88%           2.61%           3.72%           4.73%

Portfolio turnover rate ........................       31.37%         35.30%          28.37%          49.90%          91.25%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


46 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONVERTIBLE SECURITIES FUND                                                        SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 92.9%
    COMMON STOCK (COST $2,027,425) 0.4%
    INDUSTRIAL SERVICES 0.4%
    The Williams Cos. Inc. ..............................................................           186,146       $   4,547,547
                                                                                                                  -------------
    CONVERTIBLE PREFERRED STOCKS 33.2%
    COMMERCIAL SERVICES 0.3%
    Interpublic Group of Cos. Inc., 5.375%, cvt. pfd. ...................................            65,000           2,655,250
                                                                                                                  -------------
    CONSUMER DURABLES 2.1%
    Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ...................................           450,000          15,502,500
    General Motors Corp., 6.25%, cvt. pfd. ..............................................           235,000           5,578,900
                                                                                                                  -------------
                                                                                                                     21,081,400
                                                                                                                  -------------
    CONSUMER NON-DURABLES 1.4%
    Lehman Brothers Holdings Inc. into General Mills, 6.25%, cvt. pfd. ..................           500,000          13,875,000
                                                                                                                  -------------
    ELECTRONIC TECHNOLOGY 1.7%
  a Morgan Stanley into Cisco Systems Inc., 2.75%, cvt. pfd., 144A ......................           500,000          11,457,500
    Northrop Grumman Corp., 7.00%, cvt. pfd., B .........................................            40,000           5,226,000
                                                                                                                  -------------
                                                                                                                     16,683,500
                                                                                                                  -------------
    ENERGY MINERALS 1.9%
  a Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A .....................................           170,000          18,548,870
                                                                                                                  -------------
    FINANCE 10.7%
    Conseco Inc., 5.50%, cvt. pfd. ......................................................           450,000          11,306,250
    E*TRADE Financial Corp., 6.125%, cvt. pfd. ..........................................           600,000          18,012,000
    Fannie Mae, 5.375%, cvt. pfd. .......................................................               140          13,562,483
    Hartford Financial Service Group Inc., 6.00%, cvt. pfd. .............................            75,000           5,651,250
    MetLife Inc., 6.375%, cvt. pfd. .....................................................           400,000          11,950,000
    PMI Group Inc., 5.875%, cvt. pfd. ...................................................           270,000           6,687,900
    Travelers Property Casualty Corp., 4.50%, cvt. pfd., junior sub. note ...............           300,000           7,800,000
    UnumProvident Corp., 8.25%, cvt. pfd. ...............................................           400,000          12,250,000
    Washington Mutual Captial Trust I, 5.375%, cvt. pfd. ................................            20,000           1,096,400
  a Washington Mutual Capital Trust I, 5.375%, cvt. pfd., 144A ..........................            60,000           3,289,200
    XL Capital Ltd., 6.50%, cvt. pfd. ...................................................           620,000          14,167,000
                                                                                                                  -------------
                                                                                                                    105,772,483
                                                                                                                  -------------
    HEALTH TECHNOLOGY 1.4%
    Schering-Plough Corp., 6.00%, cvt. pfd. .............................................           250,000          13,765,000
                                                                                                                  -------------
    INDUSTRIAL SERVICES 3.1%
    Allied Waste Industries Inc., 6.25%, cvt. pfd., D ...................................            48,000          15,895,872
    El Paso Corp., 4.99%, cvt. pfd. .....................................................            12,000          14,720,845
                                                                                                                  -------------
                                                                                                                     30,616,717
                                                                                                                  -------------
    PROCESS INDUSTRIES 2.4%
    Celanese Corp., 4.25%, cvt. pfd. ....................................................           375,000          11,156,250
    Huntsman Corp., 5.00%, cvt. pfd. ....................................................           332,800          12,812,800
                                                                                                                  -------------
                                                                                                                     23,969,050
                                                                                                                  -------------
    REAL ESTATE INVESTMENT TRUSTS 1.7%
    Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ..................................            52,595           1,333,283
    Simon Property Group Inc., 6.00%, cvt. pfd. .........................................           200,000          15,802,000
                                                                                                                  -------------
                                                                                                                     17,135,283
                                                                                                                  -------------


                                                              Annual Report | 47

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONVERTIBLE SECURITIES FUND                                                        SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE PREFERRED STOCKS (CONTINUED)
    RETAIL TRADE 1.6%
  b Retail Ventures into DSW Inc., 6.625%, cvt. pfd. ....................................           250,000       $  15,821,000
                                                                                                                  -------------
    UTILITIES 4.9%
    CMS Energy Corp., 4.50%, cvt. pfd., B ...............................................           100,000           7,975,000
    Entergy Corp., 7.625%, cvt. pfd. ....................................................           300,000          16,913,760
    NRG Energy Inc., 4.00%, cvt. pfd. ...................................................             9,500          12,491,312
    PNM Resources Inc., 6.75%, cvt. pfd. ................................................           225,000          11,221,875
                                                                                                                  -------------
                                                                                                                     48,601,947
                                                                                                                  -------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $300,597,980) ..............................                           328,525,500
                                                                                                                  -------------

                                                                                           ----------------
                                                                                           PRINCIPAL AMOUNT
                                                                                           ----------------
    CONVERTIBLE BONDS 59.3%
    COMMERCIAL SERVICES 1.1%
  a The Interpublic Group of Cos. Inc., cvt., senior note, 144A, 4.50%, 3/15/23 .........   $     3,000,000           3,296,250
  a WPP Group PLC, cvt., sub. bond, 144A, 5.00%, 10/15/33 ...............................         6,000,000           7,772,400
                                                                                                                  -------------
                                                                                                                     11,068,650
                                                                                                                  -------------
    COMMUNICATIONS 2.2%
  a NII Holdings Inc., cvt., 144A, 2.75%, 8/15/25 .......................................        15,000,000          22,012,500
                                                                                                                  -------------
    CONSUMER DURABLES 0.5%
  a K2 Inc., cvt., 144A, 5.00%, 6/15/10 .................................................         4,000,000           4,585,000
                                                                                                                  -------------
    CONSUMER SERVICES 9.9%
    Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ...................................        18,000,000          23,007,960
    Hilton Hotels Corp., cvt., senior note, 3.375%, 4/15/23 .............................        10,500,000          14,135,625
    Liberty Media Corp. into Motorola, cvt., senior deb., 3.50%, 1/15/31 ................         8,000,000           8,416,080
    Liberty Media Corp. into Viacom, cvt., senior deb., B, 3.25%, 3/15/31 ...............        10,000,000           8,201,000
    Six Flags Inc., cvt., 4.50%, 5/15/15 ................................................        10,000,000          10,926,200
    Tyco International Group SA, cvt., senior bond, 3.125%, 1/15/23 (Luxembourg) ........        11,000,000          15,070,220
    The Walt Disney Co., cvt., senior note, 2.125%, 4/15/23 .............................        16,000,000          18,260,000
                                                                                                                  -------------
                                                                                                                     98,017,085
                                                                                                                  -------------
    DISTRIBUTION SERVICES 1.6%
  c WESCO International Inc., cvt., senior deb., 1.75%, 11/15/26 ........................        15,000,000          15,281,250
                                                                                                                  -------------
    ELECTRONIC TECHNOLOGY 6.7%
    Intel Corp., cvt.,
     a junior sub. bond, 144A, 2.95%, 12/15/35 ..........................................        19,000,000          17,295,339
       sub. deb., 2.95%, 12/15/35 .......................................................         2,000,000           1,820,562
    Juniper Networks Inc., cvt., senior note, zero cpn., 6/15/08 ........................        17,000,000          17,637,500
  a L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 ................................        15,000,000          15,618,750
    PMC-Sierra Inc.,
     a cvt., 144A, 2.25%, 10/15/25 ......................................................         3,500,000           3,780,000
       sub. note, cvt., 2.25%, 10/15/25 .................................................         9,500,000          10,260,000
                                                                                                                  -------------
                                                                                                                     66,412,151
                                                                                                                  -------------
    FINANCE 5.2%
    CapitalSource Inc., cvt., senior note,
       3.50%, 7/15/34 ...................................................................         8,000,000           9,168,744
     a 144A, 3.50%, 7/15/34 .............................................................         8,000,000           9,168,744
  a GATX Corp., cvt., senior note, 144A, 5.00%, 8/15/23 .................................         3,000,000           5,385,000


48 | Annual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONVERTIBLE SECURITIES FUND                                                   PRINCIPAL AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE BONDS (CONTINUED)
    FINANCE (CONTINUED)
    Leucadia National Corp., cvt., senior sub. note,
       3.75%, 4/15/14 ...................................................................   $     3,600,000       $   4,734,000
     a 144A, 3.75%, 4/15/14 .............................................................         7,500,000           9,862,500
    Providian Financial Corp., cvt., senior note, 4.00%, 5/15/08 ........................         9,000,000          12,971,250
                                                                                                                  -------------
                                                                                                                     51,290,238
                                                                                                                  -------------
    HEALTH SERVICES 4.2%
    Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 ......................................        15,000,000          13,323,780
    Omnicare Inc., cvt., 3.25%, 12/15/35 ................................................        16,000,000          13,640,000
    PacifiCare Health Systems Inc., cvt., sub. deb., 3.00%, 10/15/32 ....................         2,000,000           7,156,700
    Sierra Health Services Inc., cvt., senior deb., 2.25%, 3/15/23 ......................         2,000,000           7,507,500
                                                                                                                  -------------
                                                                                                                     41,627,980
                                                                                                                  -------------
    HEALTH TECHNOLOGY 12.1%
    Affymetrix Inc., cvt., senior note, 0.75%, 12/15/33 .................................        10,000,000          10,537,500
    American Medical Systems Holdings Ltd., cvt., senior sub. note, 3.25%, 7/1/36 .......        15,000,000          17,118,750
  a Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 ................................        18,000,000          18,744,570
    Biogen Idec Inc., cvt., sub. note, zero cpn., 2/16/19 ...............................         3,500,000           6,750,625
    Celgene Corp., cvt., senior note, 1.75%, 6/01/08 ....................................         3,000,000          13,248,750
    InterMune Inc., cvt., senior note, 0.25%, 3/01/11 ...................................         4,000,000           4,590,000
    IVAX Corp., cvt., senior sub. note, 4.50%, 5/15/08 ..................................         5,000,000           5,025,000
  a Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11 .............................        17,000,000          17,127,500
  a MGI Pharma Inc., cvt., senior sub. note, 144A, 1.682% to 3/02/11, zero cpn.
      thereafter, 3/02/24 ...............................................................        10,000,000           6,750,000
  a NPS Pharmaceuticals Inc., cvt., senior note, 144A, 3.00%, 6/15/08 ...................         6,000,000           5,152,500
    Protein Design Labs Inc., cvt., sub. note, 2.75%, 8/16/23 ...........................        12,550,000          14,697,681
                                                                                                                  -------------
                                                                                                                    119,742,876
                                                                                                                  -------------
    INDUSTRIAL SERVICES 3.6%
    Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25 ....................        10,000,000          13,037,500
    Schlumberger Ltd., cvt., senior deb., 1.50%, 6/01/23 (Netherland Antilles) ..........        13,000,000          22,993,750
                                                                                                                  -------------
                                                                                                                     36,031,250
                                                                                                                  -------------
    PROCESS INDUSTRIES 1.1%
    Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ............................        10,000,000          10,494,700
                                                                                                                  -------------
    PRODUCER MANUFACTURING 1.4%
    Alza Corp. into Johnson & Johnson, cvt., sub. deb., zero cpn., 7/28/20 ..............        15,000,000          13,968,750
                                                                                                                  -------------
    RETAIL TRADE 2.8%
    Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22 ..................................        12,000,000          14,940,000
    Lowe's Cos. Inc., cvt., senior note, zero cpn., 2/16/21 .............................        13,000,000          12,905,503
                                                                                                                  -------------
                                                                                                                     27,845,503
                                                                                                                  -------------
    TECHNOLOGY SERVICES 3.0%
  a BearingPoint Inc., cvt., sub. note, 144A, 2.50%, 12/15/24 ...........................        14,000,000          14,682,500
    Yahoo! Inc., cvt., senior note, zero cpn., 4/01/08 ..................................        11,000,000          14,753,750
                                                                                                                  -------------
                                                                                                                     29,436,250
                                                                                                                  -------------
    TRANSPORTATION 1.5%
    JetBlue Airways Corp., cvt., senior note, 3.75%, 3/15/35 ............................        15,000,000          15,187,500
                                                                                                                  -------------


                                                              Annual Report | 49

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN CONVERTIBLE SECURITIES FUND                                                   PRINCIPAL AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE BONDS (CONTINUED)
    UTILITIES 2.4%
d,e Calpine Corp., cvt., sub. note, 7.75%, 6/01/15 ......................................   $     7,000,000       $   2,429,000
    Centerpoint Energy Inc., cvt., senior note, 3.75%, 5/15/23 ..........................        10,000,000          13,725,000
    CMS Energy Corp., cvt., senior note, 2.875%, 12/01/24 ...............................         6,000,000           7,093,140
                                                                                                                  -------------
                                                                                                                     23,247,140
                                                                                                                  -------------
    TOTAL CONVERTIBLE BONDS (COST $536,205,427) .........................................                           586,248,823
                                                                                                                  -------------
    TOTAL LONG TERM INVESTMENTS (COST $838,830,832) .....................................                           919,321,870
                                                                                                                  -------------

                                                                                           ----------------
                                                                                                 SHARES
                                                                                           ----------------
    SHORT TERM INVESTMENTS 7.0%
    MONEY MARKET FUND (COST $49,698,986) 5.0%
  f Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ................        49,698,986          49,698,986
                                                                                                                  -------------

                                                                                           ----------------
                                                                                           PRINCIPAL AMOUNT
                                                                                           ----------------
    REPURCHASE AGREEMENT (COST $19,172,517) 2.0%
  g Joint Repurchase Agreement, 5.264%, 11/01/06 (Maturity Value $19,175,320) ...........   $    19,172,517          19,172,517
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,805,165)
      Banc of America Securities LLC (Maturity Value $1,805,165)
      Barclays Capital Inc. (Maturity Value $1,805,165)
      Bear, Stearns & Co. Inc. (Maturity Value $1,444,090)
      BNP Paribas Securities Corp. (Maturity Value $1,805,165)
      Deutsche Bank Securities Inc. (Maturity Value $1,805,165)
      Greenwich Capital Markets Inc. (Maturity Value $1,805,165)
      Lehman Brothers Inc. (Maturity Value $1,484,745)
      Merrill Lynch Government Securities Inc. (Maturity Value $1,805,165)
      Morgan Stanley & Co. Inc. (Maturity Value $1,805,165)
      UBS Securities LLC (Maturity Value $1,805,165)
       Collateralized by U.S. Government Agency Securities, 2.625% - 7.25%, 11/03/06 - 7/18/11;
        h U.S. Treasury Bills, 3/15/07; and U.S. Treasury Notes, 3.375% - 6.125%,
          3/15/07 - 2/15/29
                                                                                                                  -------------

    TOTAL INVESTMENTS (COST $907,702,335) 99.9% .........................................                           988,193,373
    OTHER ASSETS, LESS LIABILITIES 0.1% .................................................                             1,040,078
                                                                                                                  -------------
    NET ASSETS 100.0% ...................................................................                         $ 989,233,451
                                                                                                                  =============

See Selected Portfolio Abbreviations On Page 69.

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of these securities was $194,529,123, representing 19.66% of net assets.

b     Non-income producing for the twelve months ended October 31, 2006.

c See Note 1(d) regarding security purchased on a when-issued or delayed delivery basis.

d     See Note 8 regarding defaulted securities.

e     See Note 9 regarding other considerations.

f See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

g     See Note 1(c) regarding joint repurchase agreement.

h     The security is traded on a discount basis with no stated coupon rate.


50 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN EQUITY INCOME FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS A                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   20.47      $   19.58       $   17.84       $   15.42       $   17.76
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b ......................        0.48           0.50            0.41            0.40            0.42

  Net realized and unrealized gains (losses) ...        2.70           0.85            1.72            2.45           (2.21)
                                                   ------------------------------------------------------------------------
Total from investment operations ...............        3.18           1.35            2.13            2.85           (1.79)
                                                   ------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................       (0.51)         (0.46)          (0.39)          (0.43)          (0.40)

  Net realized gains ...........................       (0.47)            --              --              --           (0.15)
                                                   ------------------------------------------------------------------------
Total distributions ............................       (0.98)         (0.46)          (0.39)          (0.43)          (0.55)
                                                   ------------------------------------------------------------------------
Redemption fees ................................          -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ...................   $   22.67      $   20.47       $   19.58       $   17.84       $   15.42
                                                   ========================================================================

Total return c .................................       16.04%          6.92%          12.04%          18.72%         (10.43)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $ 735,432      $ 651,766       $ 615,941       $ 501,658       $ 404,219

Ratios to average net assets:

  Expenses .....................................        0.91% e        0.93% e         0.93% f         1.00%           1.00%

  Net investment income ........................        2.26%          2.43%           2.15%           2.46%           2.34%

Portfolio turnover rate ........................       29.34%         38.05%          36.42%          54.07%          77.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payment by affiliate and expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 51

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS B                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $   20.38      $   19.49       $   17.76       $   15.37       $   17.70
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b ......................        0.32           0.35            0.27            0.27            0.28

  Net realized and unrealized gains (losses) ...        2.70           0.85            1.71            2.44           (2.19)
                                                   ------------------------------------------------------------------------
Total from investment operations ...............        3.02           1.20            1.98            2.71           (1.91)
                                                   ------------------------------------------------------------------------
Less distributions from:

  Net investment income ........................       (0.36)         (0.31)          (0.25)          (0.32)          (0.27)

  Net realized gains ...........................       (0.47)            --              --              --           (0.15)
                                                   ------------------------------------------------------------------------
Total distributions ............................       (0.83)         (0.31)          (0.25)          (0.32)          (0.42)
                                                   ------------------------------------------------------------------------
Redemption fees ................................          -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ...................   $   22.57      $   20.38       $   19.49       $   17.76       $   15.37
                                                   ========================================================================

Total return c .................................       15.20%          6.17%          11.20%          17.85%         (11.07)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $  51,979      $  54,880       $  55,442       $  42,764       $  21,341

Ratios to average net assets:

  Expenses .....................................        1.65% e        1.68% e         1.68% f         1.75%           1.75%

  Net investment income ........................        1.52%          1.68%           1.40%           1.71%           1.59%

Portfolio turnover rate ........................       29.34%         38.05%          36.42%          54.07%          77.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payment by affiliate and expense reduction rounds to less than 0.01%.


52 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS C                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $   20.39      $   19.50       $   17.77       $   15.38       $   17.70
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................       0.32           0.34            0.27            0.27            0.28

  Net realized and unrealized gains (losses) ....       2.70           0.86            1.71            2.43           (2.18)
                                                   ------------------------------------------------------------------------
Total from investment operations ................       3.02           1.20            1.98            2.70           (1.90)
                                                   ------------------------------------------------------------------------
Less distributions from:

  Net investment income .........................      (0.36)         (0.31)          (0.25)          (0.31)          (0.27)

  Net realized gains ............................      (0.47)            --              --              --           (0.15)
                                                   ------------------------------------------------------------------------
Total distributions .............................      (0.83)         (0.31)          (0.25)          (0.31)          (0.42)
                                                   ------------------------------------------------------------------------
Redemption fees .................................         -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ....................  $   22.58      $   20.39       $   19.50       $   17.77       $   15.38
                                                   ========================================================================

Total return c ..................................      15.19%          6.16%          11.19%          17.82%         (11.07)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $ 172,366      $ 174,674       $ 172,773       $ 147,739       $  96,701

Ratios to average net assets:

  Expenses ......................................       1.65% e        1.68% e         1.68% f         1.76%           1.73%

  Net investment income .........................       1.52%          1.68%           1.40%           1.70%           1.61%

Portfolio turnover rate .........................      29.34%         38.05%          36.42%          54.07%          77.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payment by affiliate and expense reduction rounds to less than 0.01%.


                                                              Annual Report |
The accompanying notes are an integral part of these financial  statements. | 53

Franklin Investors Securities Trust

FRANKLIN EQUITY INCOME FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS R                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $   20.48      $   19.59       $   17.85       $   15.44       $   16.20
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................       0.43           0.45            0.37            0.34            0.06

  Net realized and unrealized gains (losses) ....       2.70           0.85            1.72            2.46           (0.73)
                                                   ------------------------------------------------------------------------
Total from investment operations ................       3.13           1.30            2.09            2.80           (0.67)
                                                   ------------------------------------------------------------------------
Less distributions from:

  Net investment income .........................      (0.46)         (0.41)          (0.35)          (0.39)          (0.09)

  Net realized gains ............................      (0.47)            --              --              --              --
                                                   ------------------------------------------------------------------------
Total distributions .............................      (0.93)         (0.41)          (0.35)          (0.39)          (0.09)
                                                   ------------------------------------------------------------------------
Redemption fees .................................         -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ....................  $   22.68      $   20.48       $   19.59       $   17.85       $   15.44
                                                   ========================================================================

Total return c ..................................      15.69%          6.71%          11.75%          18.46%          (4.17)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $  18,908      $  20,612       $  18,858       $  14,685       $   2,842

Ratios to average net assets:

  Expenses ......................................       1.16% e        1.18% e         1.18% f         1.25%           1.25% h

  Net investment income .........................       2.01%          2.18%           1.90%           2.21%           2.09% h

Portfolio turnover rate .........................      29.34%         38.05%          36.42%          54.07%          77.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f Benefit of payment by affiliate and expense reduction rounds to less than 0.01%.

g     For the period August 1, 2002 (effective date) to October 31, 2002.

h     Annualized.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN EQUITY INCOME FUND                                               COUNTRY           SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.1%
    COMMON STOCKS 91.7%
    COMMERCIAL SERVICES 1.5%
    R. R. Donnelley & Sons Co. ..........................................   United States           423,900       $  14,353,254
                                                                                                                  -------------
    COMMUNICATIONS 6.0%
    Alltel Corp. ........................................................   United States           165,400           8,817,474
    America Movil SA de CV, L, ADR ......................................      Mexico               345,200          14,798,724
    AT&T Inc. ...........................................................   United States           656,400          22,481,700
    BellSouth Corp. .....................................................   United States           230,800          10,409,080
    Windstream Corp. ....................................................   United States           171,011           2,346,271
                                                                                                                  -------------
                                                                                                                     58,853,249
                                                                                                                  -------------
    CONSUMER NON-DURABLES 5.3%
    Anheuser-Busch Cos. Inc. ............................................   United States           323,600          15,345,112
    The Coca-Cola Co. ...................................................   United States           329,800          15,408,256
    Diageo PLC, ADR .....................................................  United Kingdom           119,000           8,861,930
    Unilever NV, N.Y. shs. ..............................................    Netherlands            488,700          11,826,540
                                                                                                                  -------------
                                                                                                                     51,441,838
                                                                                                                  -------------
    CONSUMER SERVICES 3.4%
    Carnival Corp. ......................................................   United States           462,500          22,579,250
    Clear Channel Communications Inc. ...................................   United States           316,800          11,040,480
                                                                                                                  -------------
                                                                                                                     33,619,730
                                                                                                                  -------------
    ELECTRONIC TECHNOLOGY 8.0%
    Embraer-Empresa Brasileira de Aeronautica SA, ADR ...................      Brazil               300,400          12,505,652
    Intel Corp. .........................................................   United States         1,037,800          22,146,652
    Microchip Technology Inc. ...........................................   United States           505,900          16,659,287
    Nokia Corp., ADR ....................................................      Finland              623,500          12,395,180
    Raytheon Co. ........................................................   United States           299,100          14,940,045
                                                                                                                  -------------
                                                                                                                     78,646,816
                                                                                                                  -------------
    ENERGY MINERALS 9.1%
    BP PLC, ADR .........................................................  United Kingdom           156,200          10,481,020
    Chevron Corp. .......................................................   United States           419,820          28,211,904
    ConocoPhillips ......................................................   United States           279,300          16,825,032
    Exxon Mobil Corp. ...................................................   United States           358,134          25,577,930
    Sunoco Inc. .........................................................   United States           123,500           8,167,055
                                                                                                                  -------------
                                                                                                                     89,262,941
                                                                                                                  -------------
    FINANCE 27.7%
    AFLAC Inc. ..........................................................   United States           210,500           9,455,660
    American International Group Inc. ...................................   United States           114,200           7,670,814
    Bank of America Corp. ...............................................   United States           553,706          29,828,142
    CapitalSource Inc. ..................................................   United States           550,200          15,262,548
    Citigroup Inc. ......................................................   United States           533,400          26,755,344
    Fannie Mae ..........................................................   United States           293,300          17,380,958
    Freddie Mac .........................................................   United States           219,400          15,136,406
    JPMorgan Chase & Co. ................................................   United States           525,750          24,941,580
    Marsh & McLennan Cos. Inc. ..........................................   United States           460,000          13,542,400
    Morgan Stanley ......................................................   United States           272,100          20,796,603
    North Fork Bancorp Inc. .............................................   United States           463,500          13,246,830


                                                              Annual Report | 55

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN EQUITY INCOME FUND                                               COUNTRY           SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    FINANCE (CONTINUED)
    Old Republic International Corp. ....................................   United States           431,375       $   9,718,879
    The St. Paul Travelers Cos. Inc. ....................................   United States           304,700          15,579,311
    U.S. Bancorp ........................................................   United States           520,000          17,596,800
    Wachovia Corp. ......................................................   United States           358,900          19,918,950
    Washington Mutual Inc. ..............................................   United States           334,700          14,157,810
                                                                                                                  -------------
                                                                                                                    270,989,035
                                                                                                                  -------------
    HEALTH SERVICES 1.1%
    Caremark Rx Inc. ....................................................   United States           211,700          10,421,991
                                                                                                                  -------------
    HEALTH TECHNOLOGY 5.3%
    Bristol-Myers Squibb Co. ............................................   United States           366,600           9,073,350
    Eli Lilly and Co. ...................................................   United States           124,900           6,995,649
    GlaxoSmithKline PLC, ADR ............................................  United Kingdom           250,300          13,328,475
    Pfizer Inc. .........................................................   United States           668,400          17,812,860
    Wyeth ...............................................................   United States            80,100           4,087,503
                                                                                                                  -------------
                                                                                                                     51,297,837
                                                                                                                  -------------
    INDUSTRIAL SERVICES 1.2%
    Waste Management Inc. ...............................................   United States           319,600          11,978,608
                                                                                                                  -------------
    NON-ENERGY MINERALS 1.4%
    Alcoa Inc. ..........................................................   United States           479,000          13,847,890
                                                                                                                  -------------
    PROCESS INDUSTRIES 1.6%
    The Dow Chemical Co. ................................................   United States           379,300          15,471,647
                                                                                                                  -------------
    PRODUCER MANUFACTURING 7.8%
    3M Co. ..............................................................   United States           213,100          16,800,804
    Autoliv Inc. ........................................................      Sweden               155,100           8,820,537
    General Electric Co. ................................................   United States           596,600          20,946,626
    Honeywell International Inc. ........................................   United States           345,300          14,544,036
    Pitney Bowes Inc. ...................................................   United States           334,500          15,624,495
                                                                                                                  -------------
                                                                                                                     76,736,498
                                                                                                                  -------------
    REAL ESTATE INVESTMENT TRUST 1.0%
    iStar Financial Inc. ................................................   United States           204,000           9,451,320
                                                                                                                  -------------
    RETAIL TRADE 2.1%
    The Gap Inc. ........................................................   United States           534,300          11,230,986
    Wal-Mart Stores Inc. ................................................   United States           192,600           9,491,328
                                                                                                                  -------------
                                                                                                                     20,722,314
                                                                                                                  -------------
    TECHNOLOGY SERVICES 2.6%
    Microsoft Corp. .....................................................   United States           541,900          15,557,949
    Paychex Inc. ........................................................   United States           250,100           9,873,948
                                                                                                                  -------------
                                                                                                                     25,431,897
                                                                                                                  -------------
    TRANSPORTATION 2.2%
    J.B. Hunt Transport Services Inc. ...................................   United States           579,500          12,540,380
    United Parcel Service Inc., B .......................................   United States           119,600           9,011,860
                                                                                                                  -------------
                                                                                                                     21,552,240
                                                                                                                  -------------


56 | Annual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN EQUITY INCOME FUND                                               COUNTRY           SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    UTILITIES 4.4%
    Dominion Resources Inc. .............................................   United States           171,500       $  13,889,785
    Entergy Corp. .......................................................   United States           172,500          14,805,675
    Public Service Enterprise Group Inc. ................................   United States           239,200          14,603,160
                                                                                                                  -------------
                                                                                                                     43,298,620
                                                                                                                  -------------
    TOTAL COMMON STOCKS (COST $719,091,817) .............................                                           897,377,725
                                                                                                                  -------------
    CONVERTIBLE PREFERRED STOCKS 3.4%
    ENERGY MINERALS 1.5%
    Chesapeake Energy Corp., 5.00%, cvt. pfd. ...........................   United States           105,600          14,968,800
                                                                                                                  -------------
    FINANCE 1.1%
    E*TRADE Financial Corp., 6.125%, cvt. pfd. ..........................   United States           360,000          10,807,200
                                                                                                                  -------------
    HEALTH TECHNOLOGY 0.8%
    Schering-Plough Corp., 6.00%, cvt. pfd. .............................   United States           134,100           7,383,546
                                                                                                                  -------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $31,021,311)                                                            33,159,546
                                                                                                                  -------------
    TOTAL LONG TERM INVESTMENTS (COST $750,113,128) .....................                                           930,537,271
                                                                                                                  -------------
    SHORT TERM INVESTMENT (COST $48,383,853) 4.9%
    MONEY MARKET FUND 4.9%
  a Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96%    United States        48,383,853          48,383,853
                                                                                                                  -------------
    TOTAL INVESTMENTS (COST $798,496,981) 100.0% ........................                                           978,921,124
    OTHER ASSETS, LESS LIABILITIES (0.0)% b .............................                                              (236,194)
                                                                                                                  -------------
    NET ASSETS 100.0% ...................................................                                         $ 978,684,930
                                                                                                                  =============

See Selected Portfolio Abbreviations on page 69.

a See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

b     Rounds to less than 0.1% of net assets.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
CLASS A                                                 2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $    9.91      $   10.26       $   10.37       $   10.57       $   10.58
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................       0.34           0.30            0.27            0.29            0.44

  Net realized and unrealized gains (losses) ....       0.01          (0.32)          (0.04)          (0.09)           0.06
                                                   ------------------------------------------------------------------------
Total from investment operations ................       0.35          (0.02)           0.23            0.20            0.50
                                                   ------------------------------------------------------------------------
Less distributions from net investment income ...      (0.36)         (0.33)          (0.34)          (0.40)          (0.51)
                                                   ------------------------------------------------------------------------
Redemption fees .................................         -- d           -- d            -- d            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ....................  $    9.90      $    9.91       $   10.26       $   10.37       $   10.57
                                                   ========================================================================

Total return c ..................................       3.63%         (0.16)%          2.23%           1.92%           4.87%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $ 211,245      $ 268,197       $ 309,544       $ 338,839       $ 295,623

Ratios to average net assets:

  Expenses ......................................       0.83%          0.81% e         0.79%           0.77%           0.80%

  Net investment income .........................       3.43%          2.96%           2.67%           2.80%           4.22%

Portfolio turnover rate .........................      45.79%         62.33%          86.82%          92.69%         112.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


58 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND

                                                   ------------------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                           2006           2005            2004            2003            2002
                                                   ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE

(for a share outstanding throughout the year)

Net asset value, beginning of year ..............  $    9.90      $   10.24       $   10.36       $   10.56       $   10.57
                                                   ------------------------------------------------------------------------
Income from investment operations a:

  Net investment income b .......................       0.35           0.31            0.28            0.29            0.44

  Net realized and unrealized gains (losses) ....       0.01          (0.31)          (0.05)          (0.08)           0.07
                                                   ------------------------------------------------------------------------
Total from investment operations ................       0.36             --            0.23            0.21            0.51
                                                   ------------------------------------------------------------------------
Less distributions from net investment income ...      (0.37)         (0.34)          (0.35)          (0.41)          (0.52)
                                                   ------------------------------------------------------------------------
Redemption fees .................................         -- c           -- c            -- c            --              --
                                                   ------------------------------------------------------------------------
Net asset value, end of year ....................  $    9.89      $    9.90       $   10.24       $   10.36       $   10.56
                                                   ========================================================================

Total return ....................................       3.74%          0.04%           2.24%           2.02%           4.97%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................  $  22,293      $  26,725       $  24,141       $  16,753       $   7,348

Ratios to average net assets:

  Expenses ......................................       0.73%          0.71% d         0.69%           0.67%           0.70%

  Net investment income .........................       3.53%          3.06%           2.77%           2.90%           4.32%

Portfolio turnover rate .........................      45.79%         62.33%          86.82%          92.69%         112.71%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 59

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                              PRINCIPAL AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 95.8%
    MORTGAGE-BACKED SECURITIES 47.8%
  a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 4.9%
    FHLMC, 3.51%, 12/01/33 ..............................................................   $     3,026,199       $   3,046,403
    FHLMC, 4.286%, 12/01/34 .............................................................         1,379,383           1,352,356
    FHLMC, 4.438%, 9/01/33 ..............................................................           285,040             279,271
    FHLMC, 4.467%, 8/01/34 ..............................................................         6,917,758           6,909,920
                                                                                                                  -------------
                                                                                                                     11,587,950
                                                                                                                  -------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.6%
    FHLMC Gold 15 Year, 5.00%, 10/01/17 .................................................           423,416             417,932
    FHLMC Gold 15 Year, 7.00%, 3/01/07 - 9/01/13 ........................................           425,241             436,265
    FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31 .......................................         2,509,956           2,680,381
    FHLMC Gold 30 Year, 9.50%, 3/01/21 ..................................................           134,916             140,062
                                                                                                                  -------------
                                                                                                                      3,674,640
                                                                                                                  -------------
  a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 27.4%
    FNMA, 3.253%, 5/01/34 ...............................................................         4,271,193           4,284,981
    FNMA, 3.451%, 3/01/34 ...............................................................           501,973             502,582
    FNMA, 3.501%, 4/01/34 ...............................................................         1,184,724           1,144,361
    FNMA, 3.842%, 1/01/35 ...............................................................           465,822             463,315
    FNMA, 3.93%, 3/01/33 ................................................................           282,881             269,971
    FNMA, 4.009%, 8/01/34 ...............................................................         4,452,776           4,418,265
    FNMA, 4.034%, 12/01/34 ..............................................................         3,795,824           3,790,081
    FNMA, 4.087%, 4/01/35 ...............................................................           505,704             499,426
    FNMA, 4.149%, 6/01/33 ...............................................................           705,988             698,804
    FNMA, 4.21%, 11/01/34 ...............................................................         1,431,248           1,427,795
    FNMA, 4.224%, 6/01/34 ...............................................................         2,494,552           2,421,305
    FNMA, 4.252%, 4/01/33 ...............................................................         1,027,857           1,020,414
    FNMA, 4.255%, 4/01/33 ...............................................................         3,461,753           3,438,752
    FNMA, 4.288%, 12/01/33 ..............................................................           584,821             578,461
    FNMA, 4.322%, 9/01/33 ...............................................................         5,190,242           4,987,688
    FNMA, 4.339%, 1/01/33 ...............................................................           730,184             726,936
    FNMA, 4.357%, 2/01/35 ...............................................................         5,365,319           5,321,059
    FNMA, 4.363%, 2/01/34 ...............................................................         3,550,695           3,510,985
    FNMA, 4.489%, 8/01/34 ...............................................................         4,985,404           4,862,581
    FNMA, 4.50%, 12/01/32 ...............................................................           190,272             191,615
    FNMA, 4.637%, 7/01/34 ...............................................................         3,308,908           3,264,306
    FNMA, 4.653%, 1/01/33 ...............................................................            68,037              68,178
    FNMA, 4.776%, 3/01/33 ...............................................................         3,692,661           3,693,470
    FNMA, 4.81%, 3/01/35 ................................................................         4,719,660           4,717,423
    FNMA, 4.84%, 9/01/32 ................................................................           103,853             103,862
    FNMA, 4.854%, 10/01/33 ..............................................................           663,256             661,908
    FNMA, 4.901%, 11/01/32 ..............................................................         5,096,240           4,999,763
    FNMA, 5.427%, 8/01/33 - 9/01/34 .....................................................         1,835,530           1,855,844
                                                                                                                  -------------
                                                                                                                     63,924,131
                                                                                                                  -------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 10.4%
    FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19 .............................................           834,333             808,999
    FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18 ..............................................         4,387,846           4,332,795
    FNMA 15 Year, 5.50%, 3/01/16 - 11/01/17 .............................................         4,793,293           4,811,915


60 | Annual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                              PRINCIPAL AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
    FNMA 15 Year, 5.50%, 2/01/21 ........................................................   $     6,734,828       $   6,744,369
    FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17 ..............................................         4,291,828           4,364,082
    FNMA 15 Year, 6.50%, 12/01/08 - 10/01/16 ............................................         1,318,608           1,339,865
    FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14 ..............................................           634,165             652,384
    FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15 .............................................           273,087             283,467
    FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20 .............................................           384,416             404,445
    FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22 ..............................................           497,223             538,732
                                                                                                                  -------------
                                                                                                                     24,281,053
                                                                                                                  -------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 3.5%
    GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14 ........................................           971,550             993,724
    GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14 .......................................           264,920             276,620
    GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33 .........................................         1,169,450           1,166,355
    GNMA I SF 30 Year, 6.00%, 3/15/33 ...................................................           307,815             312,524
    GNMA I SF 30 Year, 7.50%, 1/15/07 - 11/15/16 ........................................           281,872             284,557
    GNMA I SF 30 Year, 8.00%, 11/15/16 - 1/15/17 ........................................           160,656             169,123
    GNMA I SF 30 Year, 8.50%, 7/15/08 - 1/15/17 .........................................           146,876             152,985
    GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17 .........................................           712,363             762,935
    GNMA II SF 30 Year, 5.00%, 9/20/33 ..................................................         3,132,174           3,042,611
    GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31 ......................................           870,697             904,542
    GNMA II SF 30 Year, 9.00%, 6/20/16 - 11/20/16 .......................................           130,725             139,476
    GNMA II SF 30 Year, 9.50%, 6/20/16 ..................................................            77,909              83,827
                                                                                                                  -------------
                                                                                                                      8,289,279
                                                                                                                  -------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $112,752,731) ................................                           111,757,053
                                                                                                                  -------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 48.0%
    FHLB, 4.625%, 11/21/08 ..............................................................        12,000,000          11,945,340
    FHLMC,
       4.125%, 7/12/10 ..................................................................         4,500,000           4,392,158
       5.25%, 7/18/11 ...................................................................        12,000,000          12,198,120
    FNMA,
       4.125%, 5/15/10 ..................................................................        17,000,000          16,605,583
       4.25%, 5/15/09 ...................................................................         7,000,000           6,906,284
       5.125%, 4/15/11 ..................................................................         9,000,000           9,096,093
       5.375%, 11/15/11 .................................................................         1,300,000           1,330,962
       7.25%, 1/15/10 ...................................................................         3,000,000           3,211,539
    U.S. Treasury Note,
       3.125%, 4/15/09 ..................................................................         9,000,000           8,691,687
       3.375%, 11/15/08 .................................................................        20,500,000          19,987,520
       4.00%, 11/15/12 ..................................................................         4,000,000           3,882,344
     b Index Linked, 0.875%, 4/15/10 ....................................................        12,161,399          11,464,028
     b Index Linked, 2.375%, 4/15/11 ....................................................         2,362,583           2,350,678
                                                                                                                  -------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $112,565,114) .....................                           112,062,336
                                                                                                                  -------------
    TOTAL LONG TERM INVESTMENTS (COST $225,317,845) .....................................                           223,819,389
                                                                                                                  -------------


                                                              Annual Report | 61

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LIMITED MATURITY U.S. GOVERNMENT SECURITIES FUND                                   SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENT (COST $7,714,239) 3.3%
    MONEY MARKET FUND 3.3%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ................         7,714,239       $   7,714,239
                                                                                                                  -------------
    TOTAL INVESTMENTS (COST $233,032,084) 99.1% .........................................                           231,533,628
    OTHER ASSETS, LESS LIABILITIES 0.9% .................................................                             2,004,070
                                                                                                                  -------------
    NET ASSETS 100.0% ...................................................................                         $ 233,537,698
                                                                                                                  =============

See Selected Portfolio Abbreviations on page 69.

a     The coupon rate shown represents the rate at period end.

b     Principal amount of security is adjusted for inflation. See Note 1(h).

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


62 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN REAL RETURN FUND

                                                                                               --------------------------------
                                                                                                    YEAR ENDED OCTOBER 31,
CLASS A                                                                                                2006                2005 f
                                                                                               --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................................................      $       9.94       $       10.00
                                                                                               --------------------------------
Income from investment operations a:

  Net investment income b ...............................................................              0.38                0.31

  Net realized and unrealized gains (losses) ............................................              0.22                0.04
                                                                                               --------------------------------
Total from investment operations ........................................................              0.60                0.35
                                                                                               --------------------------------
Less distributions from:

  Net investment income .................................................................             (0.44)              (0.40)

  Tax return of capital .................................................................                --               (0.01)
                                                                                               --------------------------------
Total distributions .....................................................................             (0.44)              (0.41)
                                                                                               --------------------------------
Redemption fees .........................................................................                -- d                -- d
                                                                                               --------------------------------
Net asset value, end of year ............................................................      $      10.10       $        9.94
                                                                                               ================================

Total return c ..........................................................................              6.16%               3.53%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................................................      $     31,452       $      23,753

Ratios to average net assets:

  Expenses before waiver and payments by affiliates .....................................              1.12%               1.63% g

  Expenses net of waiver and payments by affiliates .....................................              0.90% e             0.90% e,g

  Net investment income .................................................................              3.75%               3.29% g

Portfolio turnover rate .................................................................              3.53%               8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f For the period November 17, 2004 (commencement of operations) to October 31, 2005.

g     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Investors Securities Trust

FRANKLIN REAL RETURN FUND

                                                                                                -------------------------------
                                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                                                          2006                2005 f
                                                                                                -------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................................................      $       9.95       $       10.00
                                                                                               --------------------------------
Income from investment operations a:

  Net investment income b ...............................................................              0.40                0.36

  Net realized and unrealized gains (losses) ............................................              0.23                0.02
                                                                                               --------------------------------
Total from investment operations ........................................................              0.63                0.38
                                                                                               --------------------------------
Less distributions from:

  Net investment income .................................................................             (0.47)              (0.42)

  Tax return of capital .................................................................                --               (0.01)
                                                                                               --------------------------------
Total distributions .....................................................................             (0.47)              (0.43)
                                                                                               --------------------------------
Redemption fees .........................................................................                -- d                -- d
                                                                                               --------------------------------
Net asset value, end of year ............................................................      $      10.11       $        9.95
                                                                                               ================================

Total return c ..........................................................................              6.41%               3.81%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................................................      $     17,892       $         496

Ratios to average net assets:

  Expenses before waiver and payments by affiliates .....................................              0.87%               1.38% g

  Expenses net of waiver and payments by affiliates .....................................              0.65% e             0.65% e,g

  Net investment income .................................................................              4.00%               3.54% g

Portfolio turnover rate .................................................................              3.53%               8.86%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f For the period November 17, 2004 (commencement of operations) to October 31, 2005.

g     Annualized.


64 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN REAL RETURN FUND                                                 COUNTRY           SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 93.6%
    COMMON STOCKS 10.1%
    ENERGY MINERALS 2.0%
    Chesapeake Energy Corp. .............................................   United States             4,200       $     136,248
    ConocoPhillips ......................................................   United States             1,700             102,408
    Devon Energy Corp. ..................................................   United States             2,500             167,100
    Exxon Mobil Corp. ...................................................   United States             1,500             107,130
  a Newfield Exploration Co. ............................................   United States             4,600             187,634
    Occidental Petroleum Corp. ..........................................   United States             3,400             159,596
    Peabody Energy Corp. ................................................   United States             2,800             117,516
                                                                                                                  -------------
                                                                                                                        977,632
                                                                                                                  -------------
    INDUSTRIAL SERVICES 1.4%
    ENSCO International Inc. ............................................   United States             2,000              97,940
  a Nabors Industries Ltd. ..............................................      Bermuda                3,100              95,728
    Noble Corp. .........................................................   United States             1,600             112,160
    Schlumberger Ltd. ...................................................   United States             3,300             208,164
  a Weatherford International Ltd. ......................................      Bermuda                4,450             182,806
                                                                                                                  -------------
                                                                                                                        696,798
                                                                                                                  -------------
    NON-ENERGY MINERALS 1.3%
    Alcoa Inc. ..........................................................   United States             3,800             109,858
    Barrick Gold Corp. ..................................................      Canada                 3,600             111,600
    Freeport-McMoRan Copper & Gold Inc., B ..............................   United States             2,300             139,104
    Phelps Dodge Corp. ..................................................   United States             1,900             190,722
    United States Steel Corp. ...........................................   United States             1,500             101,400
                                                                                                                  -------------
                                                                                                                        652,684
                                                                                                                  -------------
    PROCESS INDUSTRIES 0.3%
    The Dow Chemical Co. ................................................   United States             3,400             138,686
                                                                                                                  -------------
    REAL ESTATE INVESTMENT TRUSTS 5.1%
    AvalonBay Communities Inc. ..........................................   United States             2,300             301,438
    Boston Properties Inc. ..............................................   United States             2,700             288,441
    Kimco Realty Corp. ..................................................   United States             6,400             284,352
    LaSalle Hotel Properties ............................................   United States             5,400             228,150
    ProLogis ............................................................   United States             5,989             378,924
    Public Storage Inc. .................................................   United States             3,000             269,130
    Regency Centers Corp. ...............................................   United States             3,300             238,128
    Simon Property Group Inc. ...........................................   United States             2,600             252,460
    Vornado Realty Trust ................................................   United States             2,400             286,200
                                                                                                                  -------------
                                                                                                                      2,527,223
                                                                                                                  -------------
    TOTAL COMMON STOCKS (COST $3,477,750) ...............................                                             4,993,023
                                                                                                                  -------------

                                                                                           ------------------
                                                                                           PRINCIPAL AMOUNT b
                                                                                           ------------------
    CORPORATE BONDS 2.1%
    COMMERCIAL SERVICES 0.1%
    Dex Media West LLC, senior sub. note,
      9.875%, 8/15/13 ...................................................   United States            50,000              54,562
                                                                                                                  -------------
    COMMUNICATIONS 0.3%
  c Intelsat Bermuda Ltd., senior note, FRN,
      9.614%, 1/15/12 ...................................................      Bermuda               50,000              50,938
    Qwest Communications International Inc., senior
      note, 7.50%, 2/15/14 ..............................................   United States            50,000              51,250


                                                              Annual Report | 65

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN REAL RETURN FUND                                                 COUNTRY      PRINCIPAL AMOUNT b         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    COMMUNICATIONS (CONTINUED)
  c Rogers Wireless Communications Inc., senior secured note,
     FRN, 5.525%, 12/15/10 ..............................................       Canada               50,000       $      51,187
                                                                                                                  -------------
                                                                                                                        153,375
                                                                                                                  -------------
    CONSUMER DURABLES 0.1%
    General Motors Acceptance Corp., 6.875%, 9/15/11 ....................    United States           50,000              50,395
                                                                                                                  -------------
    CONSUMER NON-DURABLES 0.2%
    Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .................    United States           50,000              52,563
    Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 .............    United States           50,000              40,750
                                                                                                                  -------------
                                                                                                                         93,313
                                                                                                                  -------------
    CONSUMER SERVICES 0.4%
    CSC Holdings Inc., senior note, B, 7.625%, 4/01/11 ..................    United States           50,000              50,687
    Liberty Media Corp., senior note, 5.70%, 5/15/13 ....................    United States           50,000              47,348
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..............    United States           50,000              47,687
    MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 .......................    United States           50,000              47,563
                                                                                                                  -------------
                                                                                                                        193,285
                                                                                                                  -------------
    ELECTRONIC TECHNOLOGY 0.1%
    Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16 .....    United States           50,000              50,563
                                                                                                                  -------------
    ENERGY MINERALS 0.1%
    Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ................    United States           50,000              47,625
                                                                                                                  -------------
    HEALTH SERVICES 0.1%
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ............       Germany              50,000              51,000
                                                                                                                  -------------
    INDUSTRIAL SERVICES 0.1%
    Allied Waste North America Inc., senior secured note, B,
     5.75%, 2/15/11 .....................................................    United States           50,000              48,375
                                                                                                                  -------------
    NON-ENERGY MINERALS 0.1%
c,d Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .....................       Canada               50,000              48,000
                                                                                                                  -------------
    PROCESS INDUSTRIES 0.2%
    Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ....       Canada               50,000              43,812
    BCP Crystal Holdings Corp., senior sub. note,
     9.625%, 6/15/14 ....................................................    United States           40,000              44,100
                                                                                                                  -------------
                                                                                                                         87,912
                                                                                                                  -------------
    PRODUCER MANUFACTURING 0.1%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 ..................    United States           50,000              53,312
                                                                                                                  -------------
    REAL ESTATE INVESTMENT TRUST 0.1%
    Host Marriott LP, senior note, 9.25%, 10/01/07 ......................    United States           50,000              51,750
                                                                                                                  -------------
    UTILITIES 0.1%
    TXU Corp., senior note, P, 5.55%, 11/15/14 ..........................    United States           50,000              47,889
                                                                                                                  -------------
    TOTAL CORPORATE BONDS (COST $1,055,734) .............................                                             1,031,356
                                                                                                                  -------------


66 | Annual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
                                                                              COUNTRY/
    FRANKLIN REAL RETURN FUND                                               ORGANIZATION   PRINCIPAL AMOUNT b         VALUE
-------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    U.S. GOVERNMENT SECURITIES 69.8%
  e U.S. Treasury Bond, Index Linked,
      3.50%, 1/15/11 ....................................................   United States           585,730       $     609,457
      2.00%, 7/15/14 ....................................................   United States         1,081,650           1,053,934
      3.875%, 4/15/29 ...................................................   United States           372,072             479,188
  e U.S. Treasury Note, Index Linked,
      3.375%, 1/15/07 ...................................................   United States         3,345,888           3,307,594
      3.625%, 1/15/08 ...................................................   United States         2,145,451           2,149,306
      3.875%, 1/15/09 ...................................................   United States         2,735,062           2,794,145
      4.25%, 1/15/10 ....................................................   United States           727,110             763,580
      0.875%, 4/15/10 ...................................................   United States         7,103,118           6,695,804
      2.375%, 4/15/11 ...................................................   United States         4,622,445           4,599,153
      3.00%, 7/15/12 ....................................................   United States         2,267,940           2,338,548
      1.875%, 7/15/13 ...................................................   United States         4,884,484           4,731,463
      2.00%, 1/15/14 ....................................................   United States         3,972,384           3,872,919
      1.625%, 1/15/15 ...................................................   United States         1,067,780           1,010,012
                                                                                                                  -------------
    TOTAL U.S. GOVERNMENT SECURITIES
      (COST $35,218,524) ................................................                                            34,405,103
                                                                                                                  -------------

    FOREIGN GOVERNMENT AND AGENCY SECURITIES 11.6%
  c European Investment Bank, senior note, FRN, 0.205%, 9/21/11 .........  Supranational f      175,000,000 JPY       1,497,263
    Government of Norway, 6.75%, 1/15/07 ................................      Norway             1,965,000 NOK         302,518
    Government of Singapore,
      1.75%, 2/01/07 ....................................................     Singapore           2,900,000 SGD       1,856,827
      4.00%, 3/01/07 ....................................................     Singapore             275,000 SGD         177,053
    Government of Sweden, 8.00%, 8/15/07 ................................      Sweden             8,145,000 SEK       1,169,226
    Government of Thailand, 8.00%, 12/08/06 .............................     Thailand            2,050,000 THB          56,032
    Korea Treasury Note, 3.75%, 9/10/07 .................................    South Korea        625,000,000 KRW         658,309
                                                                                                                  -------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $5,514,059) ..................................................                                             5,717,228
                                                                                                                  -------------
    TOTAL LONG TERM INVESTMENTS (COST $45,266,067) ......................                                            46,146,710
                                                                                                                  -------------
    SHORT TERM INVESTMENTS 5.3%
    FOREIGN GOVERNMENT SECURITIES 3.1%
  g Canada Treasury Bill, 12/28/06 - 4/19/07 ............................      Canada               975,000 CAD         860,289
  g Norwegian Treasury Bill, 3/21/07 ....................................      Norway               510,000 NOK          76,860
  g Thailand Treasury Bill, 1/18/07 .....................................     Thailand           22,000,000 THB         592,805
                                                                                                                  -------------
    TOTAL FOREIGN GOVERNMENT SECURITIES
     (COST $1,473,846) ..................................................                                             1,529,954
                                                                                                                  -------------
    TOTAL INVESTMENT BEFORE REPURCHASE AGREEMENT
     (COST $46,739,913) .................................................                                            47,676,664
                                                                                                                  -------------


                                                              Annual Report | 67

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN REAL RETURN FUND                                                 COUNTRY       PRINCIPAL AMOUNT b        VALUE
-------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    REPURCHASE AGREEMENT (COST $1,101,964) 2.2%
  h Joint Repurchase Agreement, 5.264%, 11/01/06
    (Maturity Value $1,102,125) .........................................   United States         1,101,964       $   1,101,964
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $103,754)
      Banc of America Securities LLC (Maturity Value $103,754)
      Barclays Capital Inc. (Maturity Value $103,754)
      Bear, Stearns & Co. Inc. (Maturity Value $83,001)
      BNP Paribas Securities Corp. (Maturity Value $103,754)
      Deutsche Bank Securities Inc. (Maturity Value $103,754)
      Greenwich Capital Markets Inc. (Maturity Value $103,754)
      Lehman Brothers Inc. (Maturity Value $85,338)
      Merrill Lynch Government Securities Inc. (Maturity Value $103,754)
      Morgan Stanley & Co. Inc. (Maturity Value $103,754)
      UBS Securities LLC (Maturity Value $103,754)
       Collateralized by U.S. Government Agency Securities, 2.625% - 7.25%,
        11/03/06 - 7/18/11  g U.S. Treasury Bills, 3/15/07; and
        U.S. Treasury Notes, 3.375% - 6.125%, 3/15/07 - 2/15/29
                                                                                                                  -------------
    TOTAL INVESTMENTS (COST $47,841,877) 98.9% ..........................                                            48,778,628
    OTHER ASSETS, LESS LIABILITIES 1.1% .................................                                               565,332
                                                                                                                  -------------
    NET ASSETS 100.0% ...................................................                                         $  49,343,960
                                                                                                                  =============

See Currency and Selected Portfolio Abbreviations on page 69.

a     Non-income producing for the twelve months ended October 31, 2006.

b     The principal amount is stated in U.S. dollars unless otherwise indicated.

c     The coupon rate shown represents the rate at period end.

d Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006 the value of this security was $48,000, representing 0.10% of net assets.

e     Principal amount of security is adjusted for inflation. See Note 1(h).

f A supranational organization is an entity formed by two or more central governments through international treaties.

g     The security is traded on a discount basis with no stated coupon rate.

h     See Note 1(c) regarding joint repurchase agreement.


68 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

CURRENCY ABBREVIATIONS:

CAD   - Canadian Dollar
JPY   - Japanese Yen
KRW   - South Korean Won
NOK   - Norwegian Krone
SEK   - Swedish Krona
SGD   - Singapore Dollar
THB   - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS:

ADR   - American Depository Receipt
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association
SF    - Single Family


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 69

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006

                                                         ---------------------------------------------------------------------
                                                                                                FRANKLIN
                                                                                                 LIMITED
                                                            FRANKLIN                            MATURITY          FRANKLIN
                                                           CONVERTIBLE     FRANKLIN EQUITY   U.S. GOVERNMENT     REAL RETURN
                                                         SECURITIES FUND     INCOME FUND     SECURITIES FUND        FUND
                                                         ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................  $   838,830,832   $   750,113,128   $   225,317,845   $    46,739,913
  Cost - Sweep Money Fund (Note 7) ....................       49,698,986        48,383,853         7,714,239                --
  Cost - Repurchase agreements ........................       19,172,517                --                --         1,101,964
                                                         ---------------------------------------------------------------------
  Total cost of investments ...........................  $   907,702,335   $   798,496,981   $   233,032,084   $    47,841,877
                                                         =====================================================================
  Value - Unaffiliated issuers ........................  $   919,321,870   $   930,537,271   $   223,819,389   $    47,676,664
  Value - Sweep Money Fund (Note 7) ...................       49,698,986        48,383,853         7,714,239                --
  Value - Repurchase agreements .......................       19,172,517                --                --         1,101,964
                                                         ---------------------------------------------------------------------
  Total value of investments ..........................      988,193,373       978,921,124       231,533,628        48,778,628

 Cash .................................................               --                --                --             4,323
 Foreign currency, at value (cost $425,252) ...........               --                --                --           429,810
 Receivables:
  Investment securities sold ..........................       11,328,561                --           542,783                --
  Capital shares sold .................................        2,527,407         1,632,530           574,054            68,920
  Dividends and interest ..............................        4,687,094         1,198,222         1,946,385           261,744
                                                         ---------------------------------------------------------------------
      Total assets ....................................    1,006,736,435       981,751,876       234,596,850        49,543,425
                                                         ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................       15,100,000                --                --                --
  Capital shares redeemed .............................        1,481,272         2,011,703           717,172            91,182
  Affiliates ..........................................          789,372           802,351           148,513            16,969
  Distributions to shareholders .......................               --                --           161,956            82,519
 Funds advanced by custodian ..........................               --           100,575                --                --
 Accrued expenses and other liabilities ...............          132,340           152,317            31,511             8,795
                                                         ---------------------------------------------------------------------
      Total liabilities ...............................       17,502,984         3,066,946         1,059,152           199,465
                                                         ---------------------------------------------------------------------
       Net assets, at value ...........................  $   989,233,451   $   978,684,930   $   233,537,698   $    49,343,960
                                                         =====================================================================
Net assets consist of:
 Paid-in capital ......................................  $   852,893,046   $   733,650,994   $   250,655,835   $    48,903,523
 Undistributed net investment income (distributions in
  excess of net investment income) ....................      (13,330,487)        2,582,879           125,552          (495,959)
 Net unrealized appreciation (depreciation) ...........       80,491,038       180,424,143        (1,498,456)          941,309
 Accumulated net realized gain (loss) .................       69,179,854        62,026,914       (15,745,233)           (4,913)
                                                         ---------------------------------------------------------------------
       Net assets, at value ...........................  $   989,233,451   $   978,684,930   $   233,537,698   $    49,343,960
                                                         =====================================================================


70 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006

                                                         ---------------------------------------------------------------------
                                                                                                FRANKLIN
                                                                                                 LIMITED
                                                            FRANKLIN                            MATURITY          FRANKLIN
                                                           CONVERTIBLE     FRANKLIN EQUITY   U.S. GOVERNMENT     REAL RETURN
                                                         SECURITIES FUND     INCOME FUND     SECURITIES FUND        FUND
                                                         ---------------------------------------------------------------------
CLASS A:
 Net assets, at value .................................  $   718,017,907   $   735,432,028   $   211,244,924   $    31,451,815
                                                         =====================================================================
 Shares outstanding ...................................       41,758,166        32,440,226        21,338,030         3,113,640
                                                         =====================================================================
 Net asset value per share a ..........................  $         17.19   $         22.67   $          9.90   $         10.10
                                                         =====================================================================
 Maximum offering price per share (net asset value
  per share / 94.25%, 94.25%, 97.75% and 95.75%,
  respectively) .......................................  $         18.24   $         24.05   $         10.13   $         10.55
                                                         =====================================================================
CLASS B:
 Net assets, at value .................................               --   $    51,979,362                --                --
                                                         =====================================================================
 Shares outstanding ...................................               --         2,303,378                --                --
                                                         =====================================================================
 Net asset value and maximum offering price per share a               --   $         22.57                --                --
                                                         =====================================================================
CLASS C:
 Net assets, at value .................................  $   271,215,544   $   172,365,523                --                --
                                                         =====================================================================
 Shares outstanding ...................................       15,914,009         7,634,271                --                --
                                                         =====================================================================
 Net asset value and maximum offering price per share a  $         17.04   $         22.58                --                --
                                                         =====================================================================
CLASS R:
 Net assets, at value .................................               --   $    18,908,017                --                --
                                                         =====================================================================
 Shares outstanding ...................................               --           833,553                --                --
                                                         =====================================================================
 Net asset value and maximum offering price per share a               --   $         22.68                --                --
                                                         =====================================================================
ADVISOR CLASS:
 Net assets, at value .................................               --                --   $    22,292,774   $    17,892,145
                                                         =====================================================================
 Shares outstanding ...................................               --                --         2,254,086         1,769,465
                                                         =====================================================================
 Net asset value and maximum offering price per share a               --                --   $          9.89   $         10.11
                                                         =====================================================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 71

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2006

                                                         ---------------------------------------------------------------------
                                                                                                FRANKLIN
                                                                                                 LIMITED
                                                            FRANKLIN                            MATURITY          FRANKLIN
                                                           CONVERTIBLE     FRANKLIN EQUITY   U.S. GOVERNMENT     REAL RETURN
                                                         SECURITIES FUND     INCOME FUND     SECURITIES FUND        FUND
                                                         ---------------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers ................................  $    17,441,934   $    27,926,292   $            --   $        81,211
  Sweep Money Fund (Note 7) ...........................        1,505,047           933,561           196,407                --
 Interest .............................................       12,021,507             3,715        10,804,092         1,789,236
 Other income (Note 10) ...............................            4,811           271,896                --                --
                                                         ---------------------------------------------------------------------
      Total investment income .........................       30,973,299        29,135,464        11,000,499         1,870,447
                                                         ---------------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ............................        4,233,146         4,327,177         1,380,363           170,642
 Administrative fees (Note 3b) ........................               --                --                --            80,302
 Distribution fees: (Note 3c)
  Class A .............................................        1,615,989         1,678,719           235,841            70,341
  Class B .............................................               --           523,029                --                --
  Class C .............................................        2,489,744         1,693,070                --                --
  Class R .............................................               --           101,670                --                --
 Transfer agent fees (Note 3e) ........................          964,493         1,439,291           413,579            25,769
 Custodian fees (Note 4) ..............................           17,901            18,875             7,610             9,873
 Reports to shareholders ..............................          116,342           155,500             8,682               853
 Registration and filing fees .........................           73,353            76,571            36,933            32,512
 Professional fees ....................................           37,189            35,682            28,748            22,626
 Trustees' fees and expenses ..........................           15,797            16,943             5,147               602
 Amortization of offering costs .......................               --                --                --             2,563
 Other ................................................           38,451            20,916            11,887             2,653
                                                         ---------------------------------------------------------------------
      Total expenses ..................................        9,602,405        10,087,443         2,128,790           418,736
      Expense reductions (Note 4) .....................           (3,809)           (1,409)               --               (14)
      Expenses waived/paid by affiliates (Note 3f) ....               --                --                --           (87,518)
                                                         ---------------------------------------------------------------------
        Net expenses ..................................        9,598,596        10,086,034         2,128,790           331,204
                                                         ---------------------------------------------------------------------
          Net investment income .......................       21,374,703        19,049,430         8,871,709         1,539,243
                                                         ---------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................       69,913,327        63,339,888        (3,687,282)            7,323
  Foreign currency transactions .......................               --            50,535                --            (6,815)
                                                         ---------------------------------------------------------------------
        Net realized gain (loss) ......................       69,913,327        63,390,423        (3,687,282)              508
                                                         ---------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)
  on:
  Investments .........................................       11,060,363        54,011,482         3,776,779           825,903
  Translation of assets and liabilities denominated in
   foreign currencies .................................               --                --                --             4,905
                                                         ---------------------------------------------------------------------
        Net change in unrealized appreciation
        (depreciation) ................................       11,060,363        54,011,482         3,776,779           830,808
                                                         ---------------------------------------------------------------------
Net realized and unrealized gain (loss) ...............       80,973,690       117,401,905            89,497           831,316
                                                         ---------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ......................................  $   102,348,393   $   136,451,335   $     8,961,206   $     2,370,559
                                                         =====================================================================


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                         ---------------------------------------------------------------------
                                                          FRANKLIN CONVERTIBLE SECURITIES
                                                                       FUND                     FRANKLIN EQUITY INCOME FUND
                                                         ---------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,              YEAR ENDED OCTOBER 31,
                                                              2006              2005              2006              2005
                                                         ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $    21,374,703   $    16,348,572   $    19,049,430   $    20,252,344
  Net realized gain (loss) from investments
   and foreign currency transactions ..................       69,913,327        44,278,451        63,390,423        25,891,518
  Net change in unrealized appreciation
   (depreciation) on investments ......................       11,060,363        11,888,056        54,011,482        12,500,251
                                                         ---------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ......................      102,348,393        72,515,079       136,451,335        58,644,113
                                                         ---------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................      (23,140,732)      (17,577,884)      (16,278,868)      (14,653,929)
   Class B ............................................               --                --          (904,700)         (886,843)
   Class C ............................................       (7,186,294)       (6,045,138)       (2,940,496)       (2,736,099)
   Class R ............................................               --                --          (447,857)         (407,897)
  Net realized gains:
   Class A ............................................      (21,590,256)               --       (14,982,720)               --
   Class B ............................................               --                --        (1,242,475)               --
   Class C ............................................       (8,557,998)               --        (3,988,398)               --
   Class R ............................................               --                --          (471,352)               --
                                                         ---------------------------------------------------------------------
 Total distributions to shareholders ..................      (60,475,280)      (23,623,022)      (41,256,866)      (18,684,768)
                                                         ---------------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ............................................      136,363,886       135,894,054        13,164,326         7,197,135
   Class B ............................................               --                --        (8,195,831)       (3,124,140)
   Class C ............................................       39,905,865        37,525,371       (19,720,106)       (6,012,425)
   Class R ............................................               --                --        (3,698,975)          885,727
                                                         ---------------------------------------------------------------------
 Total capital share transactions .....................      176,269,751       173,419,425       (18,450,586)       (1,053,703)
                                                         ---------------------------------------------------------------------
 Redemption fees ......................................              (88)            6,147             9,042            11,995
                                                         ---------------------------------------------------------------------
      Net increase (decrease) in
       net assets .....................................      218,142,776       222,317,629        76,752,925        38,917,637
Net assets:
 Beginning of year ....................................      771,090,675       548,773,046       901,932,005       863,014,368
                                                         ---------------------------------------------------------------------
 End of year ..........................................  $   989,233,451   $   771,090,675   $   978,684,930   $   901,932,005
                                                         =====================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of year .........................................  $   (13,330,487)  $    (6,771,936)  $     2,582,879   $     4,054,835
                                                         =====================================================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 73

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         ---------------------------------------------------------------------
                                                             FRANKLIN LIMITED MATURITY
                                                          U.S. GOVERNMENT SECURITIES FUND        FRANKLIN REAL RETURN FUND
                                                         ---------------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,              YEAR ENDED OCTOBER 31,
                                                              2006              2005              2006              2005
                                                         ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $     8,871,709   $     9,470,976   $     1,539,243   $       525,834
  Net realized gain (loss) from investments
   and foreign currency transactions ..................       (3,687,282)       (1,788,325)              508           (57,779)
  Net change in unrealized appreciation
   (depreciation) on investments and
   translation of assets and liabilities
   denominated in foreign currencies ..................        3,776,779        (7,966,855)          830,808           110,501
                                                         ---------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ......................        8,961,206          (284,204)        2,370,559           578,556
                                                         ---------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ...........................................       (8,691,821)       (9,715,163)       (1,259,154)         (725,537)
    Advisor Class .....................................         (833,685)         (868,625)         (572,904)           (8,188)
  Tax return of capital:
    Class A ...........................................               --                --                --           (27,290)
    Advisor Class .....................................               --                --                --              (326)
                                                         ---------------------------------------------------------------------
 Total distributions to shareholders ..................       (9,525,506)      (10,583,788)       (1,832,058)         (761,341)
                                                         ---------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ...........................................      (56,401,378)      (31,348,858)        7,257,215        23,933,118
    Advisor Class .....................................       (4,425,688)        3,450,242        17,299,813           497,264
                                                         ---------------------------------------------------------------------
 Total capital share transactions .....................      (60,827,066)      (27,898,616)       24,557,028        24,430,382
                                                         ---------------------------------------------------------------------
 Redemption fees ......................................            6,716             4,086                32               802
                                                         ---------------------------------------------------------------------
      Net increase (decrease) in
       net assets .....................................      (61,384,650)      (38,762,522)       25,095,561        24,248,399
Net assets:
 Beginning of year ....................................      294,922,348       333,684,870        24,248,399                --
                                                         ---------------------------------------------------------------------
 End of year ..........................................  $   233,537,698   $   294,922,348   $    49,343,960   $    24,248,399
                                                         =====================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of year .........................................  $       125,552   $       162,652   $      (495,959)  $      (211,128)
                                                         =====================================================================


74 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of nine separate funds. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------
                       CLASS A, CLASS B,
CLASS A & CLASS C      CLASS C & CLASS R             CLASS A & ADVISOR CLASS
-------------------------------------------------------------------------------------
Franklin Convertible   Franklin Equity Income Fund   Franklin Limited Maturity
 Securities Fund                                      U.S. Government Securities Fund
                                                     Franklin Real Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 75

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Funds. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


76 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2006, all repurchase agreements held by the funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.


                                                              Annual Report | 77

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Franklin Equity Income Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

G. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


78 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

I. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 79

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                         ---------------------------------------------------------------------
                                                                     FRANKLIN                            FRANKLIN
                                                            CONVERTIBLE SECURITIES FUND             EQUITY INCOME FUND
                                                         ---------------------------------------------------------------------
                                                             SHARES            AMOUNT            SHARES            AMOUNT
                                                         ---------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold ..........................................       14,665,760   $   243,063,927         9,072,798   $   191,974,488
 Shares issued in reinvestment of
  distributions .......................................        2,042,486        33,203,459         1,317,616        27,473,973
 Shares redeemed ......................................       (8,440,441)     (139,903,500)       (9,787,453)     (206,284,135)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................        8,267,805   $   136,363,886           602,961   $    13,164,326
                                                         =====================================================================
Year ended October 31, 2005
 Shares sold ..........................................       15,887,622   $   256,742,679         7,519,029   $   154,286,295
 Shares issued in reinvestment of
  distributions .......................................          766,984        12,455,110           591,062        12,150,863
 Shares redeemed ......................................       (8,286,090)     (133,303,735)       (7,734,837)     (159,240,023)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................        8,368,516   $   135,894,054           375,254   $     7,197,135
                                                         ---------------------------------------------------------------------
CLASS B SHARES:
Year ended October 31, 2006
 Shares sold ..........................................                                              114,749   $     2,409,028
 Shares issued in reinvestment of
  distributions .......................................                                               90,620         1,877,082
 Shares redeemed ......................................                                             (594,565)      (12,481,941)
                                                                                             ---------------------------------
 Net increase (decrease) ..............................                                             (389,196)  $    (8,195,831)
                                                                                             =================================
Year ended October 31, 2005
 Shares sold ..........................................                                              328,812   $     6,695,408
 Shares issued in reinvestment of
  distributions .......................................                                               37,047           758,596
 Shares redeemed ......................................                                             (517,294)      (10,578,144)
                                                                                             ---------------------------------
 Net increase (decrease) ..............................                                             (151,435)  $    (3,124,140)
                                                                                             =================================


80 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         ---------------------------------------------------------------------
                                                                     FRANKLIN                            FRANKLIN
                                                            CONVERTIBLE SECURITIES FUND             EQUITY INCOME FUND
                                                         ---------------------------------------------------------------------
                                                             SHARES            AMOUNT            SHARES            AMOUNT
                                                         ---------------------------------------------------------------------
CLASS C SHARES:
Year ended October 31, 2006
 Shares sold ..........................................        4,412,676   $    72,580,647           943,781   $    19,838,896
 Shares issued in reinvestment of
  distributions .......................................          676,434        10,904,810           296,892         6,153,300
 Shares redeemed ......................................       (2,650,782)      (43,579,592)       (2,172,609)      (45,712,302)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................        2,438,328   $    39,905,865          (931,936)  $   (19,720,106)
                                                         =====================================================================
Year ended October 31, 2005
 Shares sold ..........................................        4,690,766   $    75,251,318         1,510,557   $    30,877,240
 Shares issued in reinvestment of
  distributions .......................................          248,698         4,005,664           113,924         2,333,851
 Shares redeemed ......................................       (2,612,018)      (41,731,611)       (1,916,944)      (39,223,516)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................        2,327,446   $    37,525,371          (292,463)  $    (6,012,425)
                                                         =====================================================================
CLASS R SHARES:
Year ended October 31, 2006
 Shares sold ..........................................                                              192,890   $     4,074,996
 Shares issued in reinvestment of
  distributions .......................................                                               43,689           910,648
 Shares redeemed ......................................                                             (409,295)       (8,684,619)
                                                                                             ---------------------------------
 Net increase (decrease) ..............................                                             (172,716)  $    (3,698,975)
                                                                                             =================================
Year ended October 31, 2005
 Shares sold ..........................................                                              245,537   $     5,039,319
 Shares issued in reinvestment of
  distributions .......................................                                               19,533           401,899
 Shares redeemed ......................................                                             (221,513)       (4,555,491)
                                                                                             ---------------------------------
 Net increase (decrease) ..............................                                               43,557   $       885,727
                                                                                             =================================

                                                         ---------------------------------------------------------------------
                                                             FRANKLIN LIMITED MATURITY
                                                                  U.S. GOVERNMENT                        FRANKLIN
                                                                  SECURITIES FUND                    REAL RETURN FUND
                                                         ---------------------------------------------------------------------
                                                             SHARES            AMOUNT            SHARES            AMOUNT
                                                         ---------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold ..........................................        3,081,060   $    30,372,148         2,292,276   $    23,059,764
 Shares issued in reinvestment of
  distributions .......................................          702,081         6,921,730            88,061           885,141
 Shares redeemed ......................................       (9,507,198)      (93,695,256)       (1,655,854)      (16,687,690)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................       (5,724,057)  $   (56,401,378)          724,483   $     7,257,215
                                                         =====================================================================
Period ended October 31, 2005 a
 Shares sold ..........................................        5,782,804   $    58,521,356         2,740,840   $    27,452,879
 Shares issued in reinvestment of
  distributions .......................................          775,972         7,817,387            47,774           477,629
 Shares redeemed ......................................       (9,679,277)      (97,687,601)         (399,457)       (3,997,390)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................       (3,120,501)  $   (31,348,858)        2,389,157   $    23,933,118
                                                         =====================================================================


                                                              Annual Report | 81

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         ---------------------------------------------------------------------
                                                             FRANKLIN LIMITED MATURITY
                                                                  U.S. GOVERNMENT                        FRANKLIN
                                                                  SECURITIES FUND                    REAL RETURN FUND
                                                         ---------------------------------------------------------------------
                                                             SHARES            AMOUNT            SHARES            AMOUNT
                                                         ---------------------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2006
 Shares sold ..........................................          281,810   $     2,777,912         1,831,088   $    18,422,808
 Shares issued in reinvestment of
  distributions .......................................           53,884           530,718             2,306            23,278
 Shares redeemed ......................................         (781,285)       (7,734,318)         (113,741)       (1,146,273)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................         (445,591)  $    (4,425,688)        1,719,653   $    17,299,813
                                                         =====================================================================
Period ended October 31, 2005 a
 Shares sold ..........................................          536,581   $     5,409,575            49,935   $       498,487
 Shares issued in reinvestment of
  distributions .......................................           66,859           672,558                34               343
 Shares redeemed ......................................         (260,387)       (2,631,891)             (157)           (1,566)
                                                         ---------------------------------------------------------------------
 Net increase (decrease) ..............................          343,053   $     3,450,242            49,812   $       497,264
                                                         ---------------------------------------------------------------------

a For the period November 17, 2004 (commencement of operations) to October 31, 2005 for the Frankllin Real Return Fund.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

Effective April 1, 2006, the Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:


82 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            Over $250 million, up to and including $10 billion
      0.440%            Over $10 billion, up to and including $12.5 billion
      0.420%            Over $12.5 billion, up to and including $15 billion
      0.400%            Over $15 billion, up to and including $17.5 billion
      0.380%            Over $17.5 billion, up to and including $20 billion
      0.360%            Over $20 billion, up to and including $35 billion
      0.355%            Over $35 billion, up to and including $50 billion
      0.350%            In excess of $50 billion

Prior to April 1, 2006, the funds above paid an annualized fee rate of 0.450% on the month-end net assets in excess of $250 million.

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.625%            Up to and including $100 million
      0.500%            Over $100 million, up to and including $250 million
      0.450%            In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.425%            Up to and including $500 million
      0.325%            Over $500 million, up to and including $1 billion
      0.280%            Over $1 billion, up to and including $1.5 billion
      0.235%            Over $1.5 billion, up to and including $6.5 billion
      0.215%            Over $6.5 billion, up to and including $11.5 billion
      0.200%            Over $11.5 billion, up to and including $16.5 billion
      0.190%            Over $16.5 billion, up to and including $19 billion
      0.180%            Over $19 billion, up to and including $21.5 billion
      0.170%            In excess of $21.5 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers, except for the Franklin Real Return Fund, based on average daily net assets, and is not an additional expense of the funds.

The Franklin Real Return Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.


                                                              Annual Report | 83

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the sale and distribution of the funds' shares up to a certain percentage per year of their average daily net assets as follows:

                             --------------------------------------------------
                                                                   FRANKLIN
                                 FRANKLIN        FRANKLIN      LIMITED MATURITY
                               CONVERTIBLE        EQUITY       U.S. GOVERNMENT
                             SECURITIES FUND    INCOME FUND    SECURITIES FUND
                             --------------------------------------------------
Class A ..................        0.25%            0.25%            0.10%

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the sale and distribution of each fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                             --------------------------------------------------
                                FRANKLIN          FRANKLIN         FRANKLIN
                               CONVERTIBLE         EQUITY        REAL RETURN
                             SECURITIES FUND    INCOME FUND          FUND
                             --------------------------------------------------
Class A ..................          --               --              0.25%
Class B ..................          --             1.00%               --
Class C ..................        1.00%            1.00%               --
CLASS R ..................          --             0.50%               --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                             ------------------------------------------------------------------
                                                                   FRANKLIN
                                FRANKLIN         FRANKLIN      LIMITED MATURITY      FRANKLIN
                               CONVERTIBLE        EQUITY       U.S. GOVERNMENT      REAL RETURN
                             SECURITIES FUND    INCOME FUND    SECURITIES FUND         FUND
                             ------------------------------------------------------------------
Sales charges retained net
 of commissions paid to
 unaffiliated
 broker/dealers ..........      $ 282,830        $ 830,953         $ 26,193          $ 46,704
Contingent deferred sales
 charges retained ........      $  29,190        $ 121,915         $  6,823          $  5,296


84 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                             ------------------------------------------------------------------
                                                                   FRANKLIN
                                FRANKLIN         FRANKLIN      LIMITED MATURITY      FRANKLIN
                               CONVERTIBLE        EQUITY       U.S. GOVERNMENT      REAL RETURN
                             SECURITIES FUND    INCOME FUND    SECURITIES FUND         FUND
                             ------------------------------------------------------------------
Transfer agent fees ......      $ 541,531       $ 1,000,157        $ 299,699         $ 17,267

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Real Return Fund, as noted in the Statements of Operations. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2006, the capital loss carryforwards were as follows:

                                                               --------------------------------
                                                                   FRANKLIN
                                                               LIMITED MATURITY      FRANKLIN
                                                               U.S. GOVERNMENT      REAL RETURN
                                                               SECURITIES FUND         FUND
                                                               --------------------------------
Capital loss carryforwards expiring in:
 2007 ....................................................        $      21,004        $     --
 2008 ....................................................            2,364,551              --
 2011 ....................................................            1,752,525              --
 2012 ....................................................            3,322,647              --
 2013 ....................................................            3,980,527              --
 2014 ....................................................            4,303,979           4,913
                                                               --------------------------------
                                                                  $  15,745,233        $  4,913
                                                               ================================


                                                              Annual Report | 85

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended October 31, 2006 and 2005, was as follows:

                               ------------------------------------------------------------------
                                         FRANKLIN                             FRANKLIN
                               CONVERTIBLE SECURITIES FUND               EQUITY INCOME FUND
                               ------------------------------------------------------------------
                                   2006            2005                 2006            2005
                               ------------------------------------------------------------------
Distributions paid from:
 Ordinary income ..........    $ 39,924,949    $ 23,623,022         $ 20,571,921    $  18,684,768
 Long term capital gain ...      20,550,331              --           20,684,945               --
                               ------------------------------------------------------------------
                               $ 60,475,280    $ 23,623,022         $ 41,256,866    $  18,684,768
                               ==================================================================

                               ------------------------------------------------------------------
                                         FRANKLIN
                                     LIMITED MATURITY
                                     U.S. GOVERNMENT                          FRANKLIN
                                     SECURITIES FUND                      REAL RETURN FUND
                               ------------------------------------------------------------------
                                   2006             2005                2006            2005
                               ------------------------------------------------------------------
Distributions paid from:
 Ordinary income ..........    $  9,525,506    $ 10,583,788         $  1,832,058    $     733,725
 Return of capital ........              --              --                   --           27,616
                               ------------------------------------------------------------------
                               $  9,525,506    $ 10,583,788         $  1,832,058    $     761,341
                               ==================================================================

At October 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                               ------------------------------------------------------------------
                                                                     FRANKLIN
                                  FRANKLIN         FRANKLIN      LIMITED MATURITY     FRANKLIN
                                 CONVERTIBLE        EQUITY       U.S. GOVERNMENT     REAL RETURN
                               SECURITIES FUND    INCOME FUND    SECURITIES FUND        FUND
                               ------------------------------------------------------------------
Cost of investments .......     $  926,207,218   $ 798,541,329     $  233,157,254   $  48,328,445
                               ==================================================================

Unrealized appreciation ...     $  117,778,511   $ 185,387,138     $      838,588   $   1,783,701
Unrealized depreciation ...        (55,792,356)     (5,007,343)        (2,462,214)     (1,333,518)
                               ------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...........     $   61,986,155   $ 180,379,795     $   (1,623,626)  $     450,183
                               ==================================================================

Undistributed ordinary
  income ..................     $   19,977,279   $   9,862,287     $      412,681   $      73,128
Undistributed long term
  capital gains ...........         54,669,065      54,761,230                 --              --
                               ------------------------------------------------------------------
Distributable earnings ....     $   74,646,344   $  64,623,517     $      412,681   $      73,128
                               ==================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, and bond discounts and premiums.


86 | Annual Report

Franklin Investors Securities Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2006, were as follows:

                               ------------------------------------------------------------------
                                                                      FRANKLIN
                                  FRANKLIN         FRANKLIN       LIMITED MATURITY     FRANKLIN
                                 CONVERTIBLE        EQUITY        U.S. GOVERNMENT    REAL RETURN
                               SECURITIES FUND    INCOME FUND     SECURITIES FUND        FUND
                               ------------------------------------------------------------------
Purchases .................     $  357,490,947   $ 263,158,888     $ 115,922,549    $  24,006,349
Sales .....................     $  269,381,315   $ 326,191,727     $ 176,666,365    $   1,263,960

Transactions in options written during the year ended October 31, 2006, were as follows:

-------------------------------------------------------------------------------------------------
                                                                       NUMBER OF        PREMIUMS
FRANKLIN EQUITY INCOME FUND                                            CONTRACTS        RECEIVED
-------------------------------------------------------------------------------------------------
Options outstanding at October 31, 2005 ..........................         3,079      $   227,846
Options written ..................................................            --               --
Options expired ..................................................            --               --
Options exercised ................................................            --               --
Options closed ...................................................        (3,079)        (227,846)
                                                                       --------------------------
Options outstanding at October 31, 2006 ..........................            --      $        --
                                                                       ==========================

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Convertible Securities Fund has 53.90% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Convertible Securities Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2006, the aggregate value of these securities was $2,429,000, representing 0.25% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                                                              Annual Report | 87

Franklin Investors Securities Trust

9. OTHER CONSIDERATIONS

Directors or employees of Franklin Advisers, Inc. as the Franklin Convertible Securities Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the fund in certain corporate restructuring negotiations. At October 31, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.


88 | Annual Report

Franklin Investors Securities Trust

10. REGULATORY MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Trust is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 89

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Securities Fund and Franklin Real Return Fund (each separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2006


90 | Annual Report

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the funds designate the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2006:

                      -------------------------------
                         FRANKLIN          FRANKLIN
                        CONVERTIBLE         EQUITY
                      SECURITIES FUND     INCOME FUND
                      -------------------------------
                        $54,673,664       $54,761,357

Under Section 871(k)(2)(C) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006:

                      -------------------------------
                         FRANKLIN          FRANKLIN
                        CONVERTIBLE         EQUITY
                      SECURITIES FUND     INCOME FUND
                      -------------------------------
                        $15,155,037       $ 7,310,033

Under Section 854(b)(2) of the Code, the funds designate the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2006:

                      ----------------------------------------------
                         FRANKLIN          FRANKLIN       FRANKLIN
                        CONVERTIBLE         EQUITY       REAL RETURN
                      SECURITIES FUND     INCOME FUND       FUND
                      ----------------------------------------------
                        $ 7,240,205       $27,202,550      $40,085

In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006:

                      ------------------------------------------------------------------
                                                             FRANKLIN
                         FRANKLIN          FRANKLIN      LIMITED MATURITY     FRANKLIN
                        CONVERTIBLE         EQUITY        U.S. GOVERNMENT    REAL RETURN
                      SECURITIES FUND     INCOME FUND     SECURITES FUND        FUND
                      ------------------------------------------------------------------
                        $12,171,013       $ 1,046,754       $9,457,180       $1,572,780


                                                              Annual Report | 91

Franklin Investors Securities Trust

Under Section 854(b)(2) of the Code, the funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2006:

                      ----------------------------------------------
                         FRANKLIN          FRANKLIN       FRANKLIN
                        CONVERTIBLE         EQUITY       REAL RETURN
                      SECURITIES FUND     INCOME FUND       FUND
                      ----------------------------------------------
                          17.40%            100.00%         2.19%


92 | Annual Report

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee       Since 1986        142                           Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee       Since 1998        143                           Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                     and refining of oil and gas), H.J.
                                                                                             Heinz Company (processed foods and
                                                                                             allied products), RTI International
                                                                                             Metals, Inc. (manufacture and
                                                                                             distribution of titanium), Canadian
                                                                                             National Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee       Since 1986        116                           Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 93

INDEPENDENT BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee       Since 2005        103                           Director, Hess Corporation (formerly,
One Franklin Parkway San                                                                     Amerada Hess Corporation) (exploration
Mateo, CA 94403-1906                                                                         and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service);
                                                                                             and FORMERLY, Director, Becton
                                                                                             Dickinson and Company (medical
                                                                                             technology), Cooper Industries, Inc.
                                                                                             (electrical products and tools and
                                                                                             hardware), Health Net, Inc. (formerly,
                                                                                             Foundation Health) (integrated managed
                                                                                             care), The Hertz Corporation, Pacific
                                                                                             Southwest Airlines, The RCA
                                                                                             Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison), UAL Corporation
                                                                                             (airlines) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)    Trustee and   Trustee since     142                           None
One Franklin Parkway           Chairman of   1986 and
San Mateo, CA 94403-1906       the Board     Chairman of the
                                             Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.       Trustee and   Trustee since     126                           None
(1940)                         Vice          1987 and Vice
One Franklin Parkway           President     President since
San Mateo, CA 94403-1906                     1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


94 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)          Vice          Since 2003        Not Applicable                Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)         Vice          Since 1986        Not Applicable                Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)          Chief         Chief Compliance  Not Applicable                Not Applicable
One Franklin Parkway           Compliance    Officer since
San Mateo, CA 94403-1906       Officer and   2004 and Vice
                               Vice          President - AML
                               President     Compliance since
                               - AML         February 2006
                               Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)         Treasurer     Since 2004        Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)        Senior Vice   Since 2002        Not Applicable                Not Applicable
500 East Broward Blvd.         President
Suite 2100                     and Chief
Fort Lauderdale,               Executive
FL 33394-3091                  Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)           Vice          Since 2000        Not Applicable                Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 95

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION      TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)        Vice          Since 2000        Not Applicable                Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)      President     President since   Not Applicable                Not Applicable
One Franklin Parkway           and Chief     1993 and Chief
San Mateo, CA 94403-1906       Executive     Executive
                               Officer -     Officer -
                               Investment    Investment
                               Management    Management
                                             since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)       Vice          Vice President    Not Applicable                Not Applicable
One Franklin Parkway           President     since March 2006
San Mateo, CA 94403-1906       and           and Secretary
                               Secretary     since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 30 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)           Vice          Since 2005        Not Applicable                Not Applicable
One Franklin Parkway           President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) 1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)         Chief         Since 2004        Not Applicable                Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale,               Chief
FL 33394-3091                  Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------


96 | Annual Report

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to October 31, 2006, S. Joseph Fortunato and Gordon S. Macklin each ceased to be a trustee of the Trust.

Note 3: Prior to October 31, 2006, Michael O. Magdol and Steven J. Gray ceased to be officers of the Trust.

Note 4: Subsequent to October 31, 2006, Harmon E. Burns ceased to be an officer of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 97

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


98 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                   Michigan 7
Arizona                   Minnesota 7
California 8              Missouri
Colorado                  New Jersey
Connecticut               New York 8
Florida 8                 North Carolina
Georgia                   Ohio 7
Kentucky                  Oregon
Louisiana                 Pennsylvania
Maryland                  Tennessee
Massachusetts 7           Virginia


INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/06                                              Not part of the annual report

      [LOGO](R)
FRANKLIN TEMPLETION                     One Franklin Parkway
    INVESTMENTS                         San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


FIST1 A2006 12/06




                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                                OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                 Franklin Adjustable
                                                 U.S. Government Securities Fund

                                                 Franklin Floating Rate
                                                 Daily Access Fund

                                                 Franklin Low Duration
                                                 Total Return Fund

                                                 Franklin Total Return Fund




--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER                         INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?

                      FRANKLIN                       Eligible shareholders can
             INVESTORS SECURITIES TRUST              sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Economic and Market
Overview .................................................................     3

Franklin Adjustable U.S.
Government Securities Fund ...............................................     4

Franklin Floating Rate
Daily Access Fund ........................................................    13

Franklin Low Duration
Total Return Fund ........................................................    25

Franklin Total Return Fund ...............................................    34

Financial Highlights and
Statements of Investments ................................................    46

Financial Statements .....................................................   100

Notes to Financial Statements ............................................   105

Report of Independent
Registered Public
Accounting Firm ..........................................................   125

Tax Designation ..........................................................   126

Board Members and Officers ...............................................   127

Shareholder Information ..................................................   132

--------------------------------------------------------------------------------
Annual Report

Economic and Market Overview

The U.S. economy continued to grow during the year under review, although the pace in the second and third quarters of 2006 slowed from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. However, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth slowed and the housing market cooled.

Oil prices reached a historical high during the year under review, but moved lower by period-end. Core inflation, which excludes food and energy costs, remained contained but nonetheless began to experience some upward pressure. For example, while October's headline Consumer Price Index (CPI) reported a 12-month rise of 1.3%, core CPI increased 2.7%. 1 Oil prices fell in the latter part of the reporting period, partly due to ample supply and easing demand. Many retail goods prices also declined. Lower prices, in conjunction with relatively stable inflation, contributed to declining interest rates.

Several times during the period the Federal Reserve Board (Fed) acknowledged the economy's strength as well as the potential inflationary pressure from high energy prices. The Fed raised the federal funds target rate to 5.25% and then has kept the rate steady since June. The Fed indicated its future decisions would be highly dependent on forthcoming economic data. The 10-year Treasury note yield rose from 4.57% at the beginning of the period to a high of 5.25% on June 28 and then fell to 4.61% on October 31, 2006. The decline reflected some concerns about the slowing housing market and its potential effect on the economy.

1.    Source: Bureau of Labor Statistics.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                               Annual Report | 3

Franklin Adjustable
U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities. 1

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN

Franklin Adjustable U.S. Government Securities Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FNMA ................................................................      58.0%

FHLMC ...............................................................      20.1%

GNMA ................................................................      15.4%

Short-Term Investments &
Other Net Assets ....................................................       6.5%

--------------------------------------------------------------------------------

This annual report for Franklin Adjustable U.S. Government Securities Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Adjustable U.S. Government Securities Fund - Class A posted a +3.75% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Lehman Brothers U.S. Government Index: 1-2 Year Component, which posted a +4.25% total return for the

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


4 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Adjustable U.S. Government Securities Fund
11/1/05-10/31/06

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                    ----------------------------
 MONTH                                                CLASS A         CLASS C
--------------------------------------------------------------------------------
 November                                           2.8221 cents    2.5443 cents
--------------------------------------------------------------------------------
 December                                           2.8084 cents    2.5241 cents
--------------------------------------------------------------------------------
 January                                            3.0338 cents    2.7409 cents
--------------------------------------------------------------------------------
 February                                           3.0505 cents    2.7932 cents
--------------------------------------------------------------------------------
 March                                              3.0873 cents    2.7689 cents
--------------------------------------------------------------------------------
 April                                              2.8888 cents    2.6353 cents
--------------------------------------------------------------------------------
 May                                                3.3861 cents    3.0846 cents
--------------------------------------------------------------------------------
 June                                               3.2605 cents    2.9685 cents
--------------------------------------------------------------------------------
 July                                               3.2551 cents    2.9658 cents
--------------------------------------------------------------------------------
 August                                             3.3456 cents    3.0566 cents
--------------------------------------------------------------------------------
 September                                          3.2738 cents    3.0016 cents
--------------------------------------------------------------------------------
 October                                            3.6129 cents    3.3058 cents
--------------------------------------------------------------------------------
 TOTAL                                             37.8249 CENTS   34.3896 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

same period. 2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We employ a conservative strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which tend to prepay at slower rates than newer-production ARMs that have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing the bonds' economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

2.    Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
      Index: 1-2 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                               Annual Report | 5

MANAGER'S DISCUSSION

During the year under review, we continued to invest primarily in agency ARM securities. We decreased our positions in Freddie Mac and Ginnie Mae mortgage-backed securities (MBS), and increased our positions in Fannie Mae MBS. However, this did not reflect any significant shift in our outlook for the three major MBS issuers. Despite a deteriorating housing market, we believe these issuers should be able to uphold their guarantees with regard to payment of principal and interest.

We thought hybrid ARMs continued to be attractive in the investment-grade bond universe. Consistent with our strategy, we focused on bonds that appeared undervalued and closely matched the Fund benchmark's characteristics. Normally, the Fund invests in ARMs that currently or soon will have higher coupons. These bonds more closely mimic our benchmark's interest rate exposure. Using a value-oriented approach, we assessed each bond's risk and return fundamentals relative to comparable securities.


6 | Annual Report

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ T. Anthony Coffey, CFA

T. Anthony Coffey, CFA


[PHOTO OMITTED]

/s/ Paul Varunok

Paul Varunok


[PHOTO OMITTED]

/s/ Newlin E. Rankin

Newlin E. Rankin

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 10/31/06

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FISAX)                            CHANGE    10/31/06   10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.05     $  8.88    $  8.93
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $ 0.378249
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCSCX)                            CHANGE    10/31/06   10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$0.04     $  8.88    $  8.92
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                    $ 0.343896
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                      1-YEAR   5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                    +3.75%   +12.51%      +49.16%
--------------------------------------------------------------------------------
Average Annual Total Return 2                +1.37%   +1.92%        +3.84%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3           +1.05%   +2.05%        +3.92%
--------------------------------------------------------------------------------
   Distribution Rate 4               4.53%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5       3.89%
--------------------------------------------------------------------------------
CLASS C                                      1-YEAR   3-YEAR  INCEPTION (7/1/03)
--------------------------------------------------------------------------------
Cumulative Total Return 1                    +3.47%   +6.43%        +5.99%
--------------------------------------------------------------------------------
Average Annual Total Return 2                +2.48%   +2.10%        +1.76%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3           +2.04%   +1.89%        +1.69%
--------------------------------------------------------------------------------
   Distribution Rate 4               4.25%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5       3.61%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  FRANKLIN ADJUSTABLE U.S. GOVERNMENT      LEHMAN BROTHERS U.S.
      DATE             SECURITIES FUND - CLASS A        GOVERNMENT 1-2 YEAR INDEX
   ------------------------------------------------------------------------------
    11/1/1996                   $9,771                           $10,000
   11/30/1996                   $9,817                           $10,064
   12/31/1996                   $9,863                           $10,080
    1/31/1997                   $9,930                           $10,128
    2/28/1997                   $9,988                           $10,157
    3/31/1997                  $10,014                           $10,161
    4/30/1997                  $10,096                           $10,238
    5/31/1997                  $10,156                           $10,306
    6/30/1997                  $10,227                           $10,372
    7/31/1997                  $10,331                           $10,466
    8/31/1997                  $10,338                           $10,487
    9/30/1997                  $10,410                           $10,558
   10/31/1997                  $10,472                           $10,629
   11/30/1997                  $10,478                           $10,657
   12/31/1997                  $10,550                           $10,725
    1/31/1998                  $10,634                           $10,816
    2/28/1998                  $10,639                           $10,833
    3/31/1998                  $10,667                           $10,877
    4/30/1998                  $10,719                           $10,929
    5/31/1998                  $10,747                           $10,984
    6/30/1998                  $10,799                           $11,039
    7/31/1998                  $10,826                           $11,091
    8/31/1998                  $10,893                           $11,205
    9/30/1998                  $10,958                           $11,333
   10/31/1998                  $10,919                           $11,392
   11/30/1998                  $10,902                           $11,388
   12/31/1998                  $10,959                           $11,431
    1/31/1999                  $11,015                           $11,474
    2/28/1999                  $11,084                           $11,445
    3/31/1999                  $11,117                           $11,520
    4/30/1999                  $11,163                           $11,558
    5/31/1999                  $11,196                           $11,564
    6/30/1999                  $11,206                           $11,598
    7/31/1999                  $11,238                           $11,640
    8/31/1999                  $11,282                           $11,671
    9/30/1999                  $11,326                           $11,740
   10/31/1999                  $11,382                           $11,777
   11/30/1999                  $11,414                           $11,803
   12/31/1999                  $11,440                           $11,822
    1/31/2000                  $11,496                           $11,832
    2/29/2000                  $11,533                           $11,908
    3/31/2000                  $11,594                           $11,973
    4/30/2000                  $11,646                           $12,010
    5/31/2000                  $11,674                           $12,056
    6/30/2000                  $11,752                           $12,172
    7/31/2000                  $11,818                           $12,247
    8/31/2000                  $11,873                           $12,331
    9/30/2000                  $11,953                           $12,419
   10/31/2000                  $12,001                           $12,481
   11/30/2000                  $12,089                           $12,589
   12/31/2000                  $12,206                           $12,727
    1/31/2001                  $12,281                           $12,888
    2/28/2001                  $12,356                           $12,965
    3/31/2001                  $12,459                           $13,067
    4/30/2001                  $12,509                           $13,113
    5/31/2001                  $12,585                           $13,190
    6/30/2001                  $12,662                           $13,234
    7/31/2001                  $12,727                           $13,370
    8/31/2001                  $12,750                           $13,445
    9/30/2001                  $12,837                           $13,641
   10/31/2001                  $12,962                           $13,762
   11/30/2001                  $12,984                           $13,749
   12/31/2001                  $12,992                           $13,775
    1/31/2002                  $13,029                           $13,796
    2/28/2002                  $13,051                           $13,853
    3/31/2002                  $13,090                           $13,776
    4/30/2002                  $13,185                           $13,922
    5/31/2002                  $13,175                           $13,970
    6/30/2002                  $13,236                           $14,083
    7/31/2002                  $13,292                           $14,226
    8/31/2002                  $13,274                           $14,265
    9/30/2002                  $13,356                           $14,359
   10/31/2002                  $13,410                           $14,396
   11/30/2002                  $13,408                           $14,368
   12/31/2002                  $13,437                           $14,482
    1/31/2003                  $13,446                           $14,488
    2/28/2003                  $13,486                           $14,538
    3/31/2003                  $13,527                           $14,567
    4/30/2003                  $13,550                           $14,592
    5/31/2003                  $13,587                           $14,631
    6/30/2003                  $13,580                           $14,658
    7/31/2003                  $13,513                           $14,605
    8/31/2003                  $13,503                           $14,617
    9/30/2003                  $13,572                           $14,724
   10/31/2003                  $13,544                           $14,683
   11/30/2003                  $13,563                           $14,682
   12/31/2003                  $13,602                           $14,756
    1/31/2004                  $13,637                           $14,783
    2/29/2004                  $13,673                           $14,844
    3/31/2004                  $13,726                           $14,877
    4/30/2004                  $13,671                           $14,773
    5/31/2004                  $13,669                           $14,762
    6/30/2004                  $13,676                           $14,758
    7/31/2004                  $13,739                           $14,807
    8/31/2004                  $13,773                           $14,894
    9/30/2004                  $13,791                           $14,883
   10/31/2004                  $13,807                           $14,923
   11/30/2004                  $13,812                           $14,865
   12/31/2004                  $13,846                           $14,891
    1/31/2005                  $13,865                           $14,894
    2/28/2005                  $13,916                           $14,875
    3/31/2005                  $13,921                           $14,877
    4/30/2005                  $13,956                           $14,953
    5/31/2005                  $13,995                           $15,006
    6/30/2005                  $14,018                           $15,033
    7/31/2005                  $13,993                           $15,010
    8/31/2005                  $14,067                           $15,093
    9/30/2005                  $14,062                           $15,069
   10/31/2005                  $14,058                           $15,077
   11/30/2005                  $14,103                           $15,123
   12/31/2005                  $14,131                           $15,178
    1/31/2006                  $14,163                           $15,212
    2/28/2006                  $14,212                           $15,235
    3/31/2006                  $14,245                           $15,263
    4/30/2006                  $14,259                           $15,316
    5/31/2006                  $14,298                           $15,344
    6/30/2006                  $14,334                           $15,376
    7/31/2006                  $14,419                           $15,480
    8/31/2006                  $14,490                           $15,578
    9/30/2006                  $14,543                           $15,654
   10/31/2006                  $14,574                           $15,718


Franklin Adjustable U.S. Government             Lehman Brothers U.S. Government
Securities Fund                                 Index: 1-2 Year Component 6

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
 CLASS A                   10/31/06
-----------------------------------
 1-Year                     +1.37%
-----------------------------------
 5-Year                     +1.92%
-----------------------------------
 10-Year                    +3.84%
-----------------------------------


CLASS C (7/1/03-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FRANKLIN ADJUSTABLE U.S.    LEHMAN BROTHERS
                          GOVERNMENT SECURITIES      U.S. GOVERNMENT
             DATE             FUND - CLASS C         1-2 YEAR INDEX
         -----------------------------------------------------------
           7/1/2003              $10,000                 $10,000
          7/31/2003               $9,946                  $9,964
          8/31/2003               $9,924                  $9,972
          9/30/2003               $9,981                 $10,045
         10/31/2003               $9,958                 $10,017
         11/30/2003               $9,958                 $10,016
         12/31/2003               $9,993                 $10,067
          1/31/2004              $10,005                 $10,085
          2/29/2004              $10,028                 $10,126
          3/31/2004              $10,063                 $10,149
          4/30/2004              $10,030                 $10,078
          5/31/2004              $10,015                 $10,071
          6/30/2004              $10,027                 $10,068
          7/31/2004              $10,059                 $10,101
          8/31/2004              $10,091                 $10,161
          9/30/2004              $10,101                 $10,153
         10/31/2004              $10,098                 $10,181
         11/30/2004              $10,110                 $10,141
         12/31/2004              $10,131                 $10,159
          1/31/2005              $10,141                 $10,161
          2/28/2005              $10,176                 $10,148
          3/31/2005              $10,176                 $10,149
          4/30/2005              $10,187                 $10,201
          5/31/2005              $10,212                 $10,237
          6/30/2005              $10,226                 $10,256
          7/31/2005              $10,205                 $10,240
          8/31/2005              $10,256                 $10,296
          9/30/2005              $10,249                 $10,280
         10/31/2005              $10,243                 $10,286
         11/30/2005              $10,272                 $10,317
         12/31/2005              $10,301                 $10,355
          1/31/2006              $10,321                 $10,378
          2/28/2006              $10,342                 $10,394
          3/31/2006              $10,363                 $10,413
          4/30/2006              $10,382                 $10,449
          5/31/2006              $10,406                 $10,468
          6/30/2006              $10,418                 $10,490
          7/31/2006              $10,476                 $10,561
          8/31/2006              $10,524                 $10,627
          9/30/2006              $10,559                 $10,680
         10/31/2006              $10,599                 $10,723

Franklin Adjustable U.S. Government             Lehman Brothers U.S. Government
Securities Fund                                 Index: 1-2 Year Component 6


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
 CLASS C                   10/31/06
-----------------------------------
 1-Year                      +2.48%
-----------------------------------
 3-Year                      +2.10%
-----------------------------------
 Since Inception (7/1/03)    +1.76%
-----------------------------------


                                                               Annual Report | 9

ENDNOTES

INTEREST RATE MOVEMENTS, UNSCHEDULED MORTGAGE PREPAYMENTS AND OTHER RISK FACTORS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Class C) per share on 10/31/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

6.    Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
      Index: 1-2 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, two years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible.


10 | Annual Report

Your Fund's Expenses

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,037.50               $4.57
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,020.72               $4.53
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,003.47               $6.46
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,018.75               $6.51
-------------------------------------------------------------------------------------------------------


*     Expenses are equal to the annualized expense ratio for each class (A:
      0.89% and C: 1.28%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Annual Report

Franklin Floating Rate Daily Access Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in floating interest rate corporate loans and corporate debt securities.

--------------------------------------------------------------------------------
WHAT ARE SYNDICATED BANK LOANS?
--------------------------------------------------------------------------------
Syndicated bank loans are typically floating rate loans to corporate borrowers made by a group, or syndicate, of banks and other lenders. A group of lenders provides capital to companies for varied purposes, such as merger and acquisition activity, leveraged buyouts or refinancings. Borrowing rates are generally pegged to an index, such as LIBOR, the London InterBank Offered Rate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL
1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO BREAKDOWN
Franklin Floating Rate Daily Access Fund
Based on Total Net Assets as of 10/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Senior Floating Rate Interests .........................................   91.2%

Short-Term Investments &
Other Net Assets .......................................................    8.8%

--------------------------------------------------------------------------------

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Floating Rate Daily Access Fund - Class A posted a +5.59% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Credit Suisse (CS) Leveraged Loan Index, which posted a +6.83% total return for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 18.

SYNDICATED BANK LOAN MARKET OVERVIEW

During the year under review, the Federal Reserve Board (Fed) continued to raise short-term interest rates and increased the federal funds target rate from

1. Source: Credit Suisse (CS). The CS Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 58.


                                                              Annual Report | 13

3.75% to 5.25%. Similarly, the three-month LIBOR rose from 4.25% to 5.37%, benefiting yields in the bank loan asset class due to their floating rate nature. The 10-year Treasury yield remained relatively flat, increasing marginally from 4.57% to 4.61%, as the yield curve flattened.

The bank loan market performed well with record new issuance in the primary market fueled by large leveraged buyouts (LBO) and merger and acquisition (M&A) activity. For the first half of the Fund's fiscal year, demand outpaced supply as new investors and newly formed structured investment vehicles (mostly collateralized loan obligations) entered the market at a rapid pace, attracted by rising short-term interest rates, as well as improving corporate fundamentals and strong liquidity within a positive credit cycle. With demand exceeding supply, the market saw more transactions primarily favoring the issuer, with fewer covenants to protect lenders, lower spreads above LIBOR and more aggressive structures, including second lien loans. As a result, loan valuations reached a peak in March.

From April through June 2006, secondary loan prices came under pressure as the new-issue market continued to build, finally weighing on some of the existing higher credit quality loans, due to their lower spreads. In conjunction with record new-issue volume, institutional new-issue loan spreads widened slightly, a sharp contrast to the spread tightening and strong market of the previous months. However, secondary loan market softness was mostly technical as loan default rates remained below historical levels, and toward period-end the loan market eventually found a balance.

The recent loan market equilibrium, along with the continuing trend of robust M&A activity and large LBO transactions, resulted in many attractive investment opportunities from the significant new-issue supply, as these larger transactions had to offer additional spread to entice investors to lend out capital before becoming fully syndicated.

INVESTMENT STRATEGY

We use credit analysis to select corporate loan and corporate debt securities that meet our criteria. The Fund invests in a corporate loan or corporate debt security only if the manager judges that the borrower can meet the scheduled payments on the obligations. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in hundreds of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.


14 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Floating Rate Daily Access Fund
11/1/05-10/31/06


                                    DIVIDEND PER SHARE
              ------------------------------------------------------------------
MONTH           CLASS A           CLASS B           CLASS C        ADVISOR CLASS
--------------------------------------------------------------------------------
November      4.1958 cents      3.5596 cents      3.8461 cents      4.3615 cents
--------------------------------------------------------------------------------
December      4.3349 cents      3.7672 cents      4.0595 cents      4.5713 cents
--------------------------------------------------------------------------------
January       4.9777 cents      4.3035 cents      4.6366 cents      5.2063 cents
--------------------------------------------------------------------------------
February      4.4093 cents      3.8359 cents      4.1077 cents      4.6246 cents
--------------------------------------------------------------------------------
March         4.9175 cents      4.3243 cents      4.6015 cents      5.1439 cents
--------------------------------------------------------------------------------
April         4.6980 cents      4.1125 cents      4.3963 cents      4.8968 cents
--------------------------------------------------------------------------------
May           5.5482 cents      4.8646 cents      5.1916 cents      5.7838 cents
--------------------------------------------------------------------------------
June          5.1412 cents      4.5180 cents      4.8161 cents      5.3529 cents
--------------------------------------------------------------------------------
July          5.4477 cents      4.8071 cents      5.1013 cents      5.6655 cents
--------------------------------------------------------------------------------
August        5.5688 cents      4.9307 cents      5.2275 cents      5.7773 cents
--------------------------------------------------------------------------------
September     5.2020 cents      4.6178 cents      4.8936 cents      5.3942 cents
--------------------------------------------------------------------------------
October       5.6466 cents      5.0292 cents      5.2803 cents      5.8734 cents
--------------------------------------------------------------------------------
TOTAL        60.0877 CENTS     52.6704 CENTS     56.1581 CENTS     62.6515 CENTS
--------------------------------------------------------------------------------


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

During the reporting period, the Fund's significant overweighting in the service and telecommunications industries benefited the Fund. 2 These industries outperformed our benchmark, the CS Leveraged Loan Index. In contrast, the Fund's underweighting in utilities detracted from performance because many of these loans offered higher yields and returns in addition to their higher-than-historical volatility. 3 Our land development and homebuilding exposure within the housing industry also negatively impacted performance. 4

We continued to remain selective in our process of evaluating available credits, seeking to take advantage of the market dislocation resulting from technical factors, but also maintaining our focus on investing in higher credit quality loans that may be more defensive should the credit cycle eventually turn.

2. The service industry comprises building products; environmental services; finance, rental and leasing; investment banks and brokers; miscellaneous commercial services; other consumer services; and personnel services in the SOI. The telecommunication industry comprises diversified telecommunication services, and wireless telecommunication services in the SOI.

3. The utilities industry comprises electric utilities, gas utilities, independent power producers and energy traders, multi-utilities, and water utilities in the SOI.

4.    The housing industry comprises real estate development in the SOI.

TOP 10 HOLDINGS
Franklin Floating Rate Daily Access Fund
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
NRG Energy Inc.                                                             1.8%
 ELECTRIC UTILITIES
--------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                       1.5%
 PULP & PAPER
--------------------------------------------------------------------------------
Windstream Corp.                                                            1.4%
 SPECIALTY TELECOMMUNICATIONS
--------------------------------------------------------------------------------
CSC Holdings Inc. (Cablevision)                                             1.3%
 CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------
Adelphia                                                                    1.2%
 CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------
Allied Waste North America Inc.                                             1.2%
 ENVIRONMENTAL SERVICES
--------------------------------------------------------------------------------
Hexion Specialty Chemicals Inc.                                             1.2%
 CHEMICALS: SPECIALTY
--------------------------------------------------------------------------------
Fresenius Medical Care Holdings Inc.                                        1.1%
 MEDICAL & NURSING SERVICES
--------------------------------------------------------------------------------
Regal Cinemas Corp.                                                         1.1%
 MOVIES & ENTERTAINMENT
--------------------------------------------------------------------------------
Intelsat Corp.                                                              1.1%
 CABLE & SATELLITE TELEVISION
--------------------------------------------------------------------------------


                                                              Annual Report | 15

Following our investment strategy, the Fund made two significant investments in Georgia-Pacific and Fresenius Medical Care Holdings during the Fund's fiscal year. Georgia-Pacific is one of the largest diversified forest products companies with dominant market positions in its business segments including consumer products, packaging, bleached pulp and paper and building products. Since our investment, the company continued to perform well, maintaining revenue and earnings growth. Fresenius, a leading dialysis care provider, also delivered positive results as it benefited from additional revenues and operating cash flow from its acquisition of Renal Care Group.

Another significant investment we made was in Windstream. The Windstream loan financed the merger of Valor Telecommunications with Alltel Corporation's telecommunications wireline business spinoff. The merger created the U.S.'s largest rural telecommunications carrier and second largest non-regional Bell operating company with more than 3.4 million access lines in 16 states. We liked Windstream due to its leading market position and strong barriers to entry.

In July, the Fund also approved the merger of two of our existing portfolio holdings, Intelsat and Panamsat. The newly formed Intelsat is now the largest global provider of fixed satellite services worldwide to the media, network services, telecommunications and government industries. Our strong collateral coverage comes from Intelsat's global fleet of 50 satellites, 8 teleports and terrestrial (land-based) facilities, all of which are pledged to us. The company's revenues are diversified among service industries, geographic regions, satellites and customers. Its backlog is primarily contracted and non-cancelable with substantial high termination fees, providing stable future revenues.

With regard to industry positioning, the Fund increased its exposure to the chemicals industry due to its favorable cash flow generation in the current cycle and a strong asset base. The Fund was overweighted in chemicals relative to our benchmark at period-end. We invested significantly in Lyondell Chemical, a leading chemical company, to help finance the acquisition of the remaining 41.25% stake in the Lyondell-Citgo Refinery that Lyondell did not previously own. The transaction, which was moderately leveraged, improved Lyondell's business diversification and strengthened its asset base. Additionally, the Fund participated in the refinancing of Hexion Specialty Chemicals, a specialty chemical company formed through the merger of four entities and the world's largest thermosetting resins producer. We liked Hexion due to its leading market position and low-cost global manufacturing operations.

The Fund also maintained its overweighting in the cable and satellite television industry, with significant investments in NTL Dover, CSC Holdings (Cablevision) and Insight Midwest Holdings. The Fund favored investments in this industry due to its stable revenue and cash flow characteristics, and


16 | Annual Report
the strong asset coverage cable companies offered. We invested in NTL and Cablevision due to NTL's strong market presence in broadband communications within the U.K. and Cablevision's position as a leading cable operator in the New York metropolitan market. Similarly, we recently increased our holdings in Insight Midwest through a debt refinancing transaction. Insight is a leading cable operator serving the four contiguous states of Illinois, Indiana, Kentucky and Ohio.

Conversely, we significantly reduced our exposure to the housing industry due to current market trends, which continued to be negative. With inventories of unsold homes still high and housing permits still falling at period-end, overall construction activity may continue to decline. As a result, the industry could remain under pressure as homebuilders and land development companies in a single geographic market might continue to experience more declines in operating results.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Richard S. Hsu, CFA
Richard S. Hsu

[PHOTO OMITTED]

/s/ Madeline Lam
Madeline Lam

Portfolio Management Team
Franklin Floating Rate Daily Access Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 17

Performance Summary as of 10/31/06

FRANKLIN FLOATING RATE DAILY ACCESS FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------
CLASS A (SYMBOL: FAFRX)                          CHANGE   10/31/06   10/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.05   $  10.06   $  10.11
-----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------
Dividend Income                   $ 0.600877
-----------------------------------------------------------------------------
CLASS B (SYMBOL: FBFRX)                          CHANGE   10/31/06   10/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.04   $  10.06   $  10.10
-----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------
Dividend Income                   $ 0.526704
-----------------------------------------------------------------------------
CLASS C (SYMBOL: FCFRX)                          CHANGE   10/31/06   10/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.04   $  10.07   $  10.11
-----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------
Dividend Income                   $ 0.561581
-----------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FDAAX)                    CHANGE   10/31/06   10/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                            -$0.04   $  10.08   $  10.12
-----------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------
Dividend Income                   $ 0.626515
-----------------------------------------------------------------------------


18 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                     1-YEAR   5-YEAR   INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.59%   +25.09%       +28.16%
--------------------------------------------------------------------------------
Average Annual Total Return 2               +3.25%   +4.10%         +4.18%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3          +2.80%   +3.95%         +4.12%
--------------------------------------------------------------------------------
   Distribution Rate 4               6.25%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5       6.21%
--------------------------------------------------------------------------------
CLASS B                                     1-YEAR   5-YEAR   INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +4.93%   +20.97%       +23.48%
--------------------------------------------------------------------------------
Average Annual Total Return 2               +0.95%   +3.53%         +3.75%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3          +0.50%   +3.35%         +3.70%
--------------------------------------------------------------------------------
   Distribution Rate 4               5.67%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5       5.55%
--------------------------------------------------------------------------------
CLASS C                                     1-YEAR   5-YEAR   INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.29%   +22.85%       +25.61%
--------------------------------------------------------------------------------
Average Annual Total Return 2               +4.29%   +4.20%         +4.23%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3          +3.84%   +4.05%         +4.18%
--------------------------------------------------------------------------------
   Distribution Rate 4               5.99%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5       5.94%
--------------------------------------------------------------------------------
ADVISOR CLASS                               1-YEAR   5-YEAR   INCEPTION (5/1/01)
--------------------------------------------------------------------------------
Cumulative Total Return 1                   +5.96%   +26.90%       +30.17%
--------------------------------------------------------------------------------
Average Annual Total Return 2               +5.96%   +4.88%         +4.91%
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 3          +5.50%   +4.68%         +4.84%
--------------------------------------------------------------------------------
   Distribution Rate 4               6.65%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 5       6.60%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                    10/31/06
-----------------------------------
1-Year                       +3.25%
-----------------------------------
5-Year                       +4.10%
-----------------------------------
Since Inception (5/1/01)     +4.18%
-----------------------------------

CLASS A (5/1/01-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED
       DATE        ACCESS FUND - CLASS A              LOAN INDEX
   --------------------------------------------------------------------
     5/1/2001               $9,775                      $10,000
    5/31/2001               $9,896                      $10,120
    6/30/2001               $9,951                      $10,132
    7/31/2001              $10,022                      $10,158
    8/31/2001              $10,072                      $10,239
    9/30/2001              $10,025                      $10,043
   10/31/2001              $10,015                       $9,886
   11/30/2001              $10,107                      $10,042
   12/31/2001              $10,181                      $10,146
    1/31/2002              $10,261                      $10,202
    2/28/2002              $10,255                      $10,163
    3/31/2002              $10,333                      $10,281
    4/30/2002              $10,395                      $10,391
    5/31/2002              $10,443                      $10,384
    6/30/2002              $10,416                      $10,227
    7/31/2002              $10,279                      $10,072
    8/31/2002              $10,252                      $10,043
    9/30/2002              $10,259                      $10,065
   10/31/2002              $10,202                       $9,930
   11/30/2002              $10,271                      $10,100
   12/31/2002              $10,382                      $10,259
    1/31/2003              $10,440                      $10,398
    2/28/2003              $10,485                      $10,452
    3/31/2003              $10,533                      $10,486
    4/30/2003              $10,612                      $10,634
    5/31/2003              $10,692                      $10,777
    6/30/2003              $10,783                      $10,929
    7/31/2003              $10,830                      $11,003
    8/31/2003              $10,868                      $11,027
    9/30/2003              $10,922                      $11,138
   10/31/2003              $10,984                      $11,238
   11/30/2003              $11,023                      $11,319
   12/31/2003              $11,065                      $11,389
    1/31/2004              $11,115                      $11,508
    2/29/2004              $11,150                      $11,544
    3/31/2004              $11,188                      $11,591
    4/30/2004              $11,225                      $11,644
    5/31/2004              $11,225                      $11,671
    6/30/2004              $11,282                      $11,745
    7/31/2004              $11,316                      $11,786
    8/31/2004              $11,332                      $11,804
    9/30/2004              $11,358                      $11,849
   10/31/2004              $11,408                      $11,908
   11/30/2004              $11,439                      $11,973
   12/31/2004              $11,472                      $12,028
    1/31/2005              $11,508                      $12,090
    2/28/2005              $11,565                      $12,160
    3/31/2005              $11,603                      $12,222
    4/30/2005              $11,606                      $12,232
    5/31/2005              $11,614                      $12,243
    6/30/2005              $11,678                      $12,325
    7/31/2005              $11,743                      $12,421
    8/31/2005              $11,792                      $12,507
    9/30/2005              $11,838                      $12,566
   10/31/2005              $11,865                      $12,606
   11/30/2005              $11,903                      $12,648
   12/31/2005              $11,954                      $12,712
    1/31/2006              $12,048                      $12,795
    2/28/2006              $12,112                      $12,884
    3/31/2006              $12,159                      $12,979
    4/30/2006              $12,216                      $13,041
    5/31/2006              $12,234                      $13,092
    6/30/2006              $12,272                      $13,146
    7/31/2006              $12,327                      $13,214
    8/31/2006              $12,395                      $13,303
    9/30/2006              $12,447                      $13,375
   10/31/2006              $12,528                      $13,467

Franklin Floating Rate Daily Access Fund      CS Leveraged Loan Index 6


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                    10/31/06
-----------------------------------
1-Year                      +0.95%
-----------------------------------
5-Year                      +3.53%
-----------------------------------
Since Inception (5/1/01)    +3.75%
-----------------------------------

CLASS B (5/1/01-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED
        DATE        ACCESS FUND - CLASS B              LOAN INDEX
   ---------------------------------------------------------------------
      5/1/2001              $10,000                      $10,000
     5/31/2001              $10,118                      $10,120
     6/30/2001              $10,168                      $10,132
     7/31/2001              $10,243                      $10,158
     8/31/2001              $10,288                      $10,239
     9/30/2001              $10,234                      $10,043
    10/31/2001              $10,208                       $9,886
    11/30/2001              $10,307                      $10,042
    12/31/2001              $10,365                      $10,146
     1/31/2002              $10,452                      $10,202
     2/28/2002              $10,430                      $10,163
     3/31/2002              $10,508                      $10,281
     4/30/2002              $10,569                      $10,391
     5/31/2002              $10,604                      $10,384
     6/30/2002              $10,583                      $10,227
     7/31/2002              $10,438                      $10,072
     8/31/2002              $10,406                      $10,043
     9/30/2002              $10,397                      $10,065
    10/31/2002              $10,334                       $9,930
    11/30/2002              $10,409                      $10,100
    12/31/2002              $10,505                      $10,259
     1/31/2003              $10,558                      $10,398
     2/28/2003              $10,598                      $10,452
     3/31/2003              $10,650                      $10,486
     4/30/2003              $10,724                      $10,634
     5/31/2003              $10,788                      $10,777
     6/30/2003              $10,874                      $10,929
     7/31/2003              $10,925                      $11,003
     8/31/2003              $10,948                      $11,027
     9/30/2003              $10,995                      $11,138
    10/31/2003              $11,050                      $11,238
    11/30/2003              $11,085                      $11,319
    12/31/2003              $11,120                      $11,389
     1/31/2004              $11,174                      $11,508
     2/29/2004              $11,192                      $11,544
     3/31/2004              $11,223                      $11,591
     4/30/2004              $11,253                      $11,644
     5/31/2004              $11,259                      $11,671
     6/30/2004              $11,297                      $11,745
     7/31/2004              $11,325                      $11,786
     8/31/2004              $11,334                      $11,804
     9/30/2004              $11,353                      $11,849
    10/31/2004              $11,398                      $11,908
    11/30/2004              $11,421                      $11,973
    12/31/2004              $11,447                      $12,028
     1/31/2005              $11,476                      $12,090
     2/28/2005              $11,526                      $12,160
     3/31/2005              $11,558                      $12,222
     4/30/2005              $11,553                      $12,232
     5/31/2005              $11,554                      $12,243
     6/30/2005              $11,611                      $12,325
     7/31/2005              $11,669                      $12,421
     8/31/2005              $11,710                      $12,507
     9/30/2005              $11,749                      $12,566
    10/31/2005              $11,768                      $12,606
    11/30/2005              $11,798                      $12,648
    12/31/2005              $11,842                      $12,712
     1/31/2006              $11,928                      $12,795
     2/28/2006              $11,996                      $12,884
     3/31/2006              $12,024                      $12,979
     4/30/2006              $12,073                      $13,041
     5/31/2006              $12,083                      $13,092
     6/30/2006              $12,125                      $13,146
     7/31/2006              $12,171                      $13,214
     8/31/2006              $12,231                      $13,303
     9/30/2006              $12,275                      $13,375
    10/31/2006              $12,248                      $13,467

Franklin Floating Rate Daily Access Fund           CS Leveraged Loan Index 6


20 | Annual Report

CLASS C (5/1/01-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN FLOATING RATE DAILY    CREDIT SUISSE LEVERAGED
        DATE        ACCESS FUND - CLASS C              LOAN INDEX
    --------------------------------------------------------------------
      5/1/2001             $10,000                       $10,000
     5/31/2001             $10,120                       $10,120
     6/30/2001             $10,173                       $10,132
     7/31/2001             $10,252                       $10,158
     8/31/2001             $10,299                       $10,239
     9/30/2001             $10,238                       $10,043
    10/31/2001             $10,225                        $9,886
    11/30/2001             $10,326                       $10,042
    12/31/2001             $10,388                       $10,146
     1/31/2002             $10,476                       $10,202
     2/28/2002             $10,456                       $10,163
     3/31/2002             $10,545                       $10,281
     4/30/2002             $10,605                       $10,391
     5/31/2002             $10,641                       $10,384
     6/30/2002             $10,610                       $10,227
     7/31/2002             $10,468                       $10,072
     8/31/2002             $10,449                       $10,043
     9/30/2002             $10,443                       $10,065
    10/31/2002             $10,385                        $9,930
    11/30/2002             $10,452                       $10,100
    12/31/2002             $10,564                       $10,259
     1/31/2003             $10,621                       $10,398
     2/28/2003             $10,664                       $10,452
     3/31/2003             $10,709                       $10,486
     4/30/2003             $10,781                       $10,634
     5/31/2003             $10,858                       $10,777
     6/30/2003             $10,947                       $10,929
     7/31/2003             $10,991                       $11,003
     8/31/2003             $11,027                       $11,027
     9/30/2003             $11,077                       $11,138
    10/31/2003             $11,135                       $11,238
    11/30/2003             $11,171                       $11,319
    12/31/2003             $11,209                       $11,389
     1/31/2004             $11,255                       $11,508
     2/29/2004             $11,287                       $11,544
     3/31/2004             $11,321                       $11,591
     4/30/2004             $11,355                       $11,644
     5/31/2004             $11,352                       $11,671
     6/30/2004             $11,405                       $11,745
     7/31/2004             $11,436                       $11,786
     8/31/2004             $11,447                       $11,804
     9/30/2004             $11,470                       $11,849
    10/31/2004             $11,517                       $11,908
    11/30/2004             $11,544                       $11,973
    12/31/2004             $11,574                       $12,028
     1/31/2005             $11,607                       $12,090
     2/28/2005             $11,660                       $12,160
     3/31/2005             $11,694                       $12,222
     4/30/2005             $11,693                       $12,232
     5/31/2005             $11,697                       $12,243
     6/30/2005             $11,758                       $12,325
     7/31/2005             $11,820                       $12,421
     8/31/2005             $11,865                       $12,507
     9/30/2005             $11,908                       $12,566
    10/31/2005             $11,931                       $12,606
    11/30/2005             $11,965                       $12,648
    12/31/2005             $12,013                       $12,712
     1/31/2006             $12,104                       $12,795
     2/28/2006             $12,177                       $12,884
     3/31/2006             $12,208                       $12,979
     4/30/2006             $12,261                       $13,041
     5/31/2006             $12,275                       $13,092
     6/30/2006             $12,322                       $13,146
     7/31/2006             $12,372                       $13,214
     8/31/2006             $12,436                       $13,303
     9/30/2006             $12,484                       $13,375
    10/31/2006             $12,561                       $13,467

Franklin Floating Rate Daily Access Fund              CS Leveraged Loan Index 6


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                    10/31/06
-----------------------------------
1-Year                      +4.29%
-----------------------------------
5-Year                      +4.20%
-----------------------------------
Since Inception (5/1/01)    +4.23%
-----------------------------------


ADVISOR CLASS (5/1/01-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                FRANKLIN FLOATING RATE DAILY         CREDIT SUISSE
       DATE     ACCESS FUND - CLASS ADVISOR      LEVERAGED LOAN INDEX
  --------------------------------------------------------------------
     5/1/2001             $10,000                       $10,000
    5/31/2001             $10,126                       $10,120
    6/30/2001             $10,184                       $10,132
    7/31/2001             $10,269                       $10,158
    8/31/2001             $10,322                       $10,239
    9/30/2001             $10,276                       $10,043
   10/31/2001             $10,258                        $9,886
   11/30/2001             $10,365                       $10,042
   12/31/2001             $10,432                       $10,146
    1/31/2002             $10,526                       $10,202
    2/28/2002             $10,511                       $10,163
    3/31/2002             $10,604                       $10,281
    4/30/2002             $10,670                       $10,391
    5/31/2002             $10,711                       $10,384
    6/30/2002             $10,695                       $10,227
    7/31/2002             $10,557                       $10,072
    8/31/2002             $10,532                       $10,043
    9/30/2002             $10,530                       $10,065
   10/31/2002             $10,485                        $9,930
   11/30/2002             $10,557                       $10,100
   12/31/2002             $10,663                       $10,259
    1/31/2003             $10,736                       $10,398
    2/28/2003             $10,773                       $10,452
    3/31/2003             $10,836                       $10,486
    4/30/2003             $10,919                       $10,634
    5/31/2003             $10,993                       $10,777
    6/30/2003             $11,100                       $10,929
    7/31/2003             $11,150                       $11,003
    8/31/2003             $11,193                       $11,027
    9/30/2003             $11,250                       $11,138
   10/31/2003             $11,316                       $11,238
   11/30/2003             $11,348                       $11,319
   12/31/2003             $11,405                       $11,389
    1/31/2004             $11,459                       $11,508
    2/29/2004             $11,498                       $11,544
    3/31/2004             $11,528                       $11,591
    4/30/2004             $11,569                       $11,644
    5/31/2004             $11,582                       $11,671
    6/30/2004             $11,643                       $11,745
    7/31/2004             $11,681                       $11,786
    8/31/2004             $11,688                       $11,804
    9/30/2004             $11,729                       $11,849
   10/31/2004             $11,772                       $11,908
   11/30/2004             $11,818                       $11,973
   12/31/2004             $11,854                       $12,028
    1/31/2005             $11,895                       $12,090
    2/28/2005             $11,955                       $12,160
    3/31/2005             $11,997                       $12,222
    4/30/2005             $12,002                       $12,232
    5/31/2005             $12,002                       $12,243
    6/30/2005             $12,071                       $12,325
    7/31/2005             $12,152                       $12,421
    8/31/2005             $12,206                       $12,507
    9/30/2005             $12,244                       $12,566
   10/31/2005             $12,286                       $12,606
   11/30/2005             $12,327                       $12,648
   12/31/2005             $12,383                       $12,712
    1/31/2006             $12,483                       $12,795
    2/28/2006             $12,552                       $12,884
    3/31/2006             $12,604                       $12,979
    4/30/2006             $12,665                       $13,041
    5/31/2006             $12,687                       $13,092
    6/30/2006             $12,729                       $13,146
    7/31/2006             $12,801                       $13,214
    8/31/2006             $12,861                       $13,303
    9/30/2006             $12,917                       $13,375
   10/31/2006             $13,017                       $13,467

Franklin Floating Rate Daily Access Fund              CS Leveraged Loan Index 6


AVERAGE ANNUAL TOTAL RETURN

------------------------------------
ADVISOR CLASS              10/31/06
------------------------------------
1-Year                        +5.96%
------------------------------------
5-Year                        +4.88%
------------------------------------
Since Inception (5/1/01)      +4.91%
------------------------------------


                                                              Annual Report | 21

ENDNOTES

INVESTORS SHOULD BE AWARE THAT THE FUND'S SHARE PRICE AND YIELD WILL FLUCTUATE WITH MARKET CONDITIONS. THE FUND SHOULD NOT BE CONSIDERED AN ALTERNATIVE TO MONEY MARKET FUNDS OR CDS. THE FLOATING-RATE LOANS AND DEBT SECURITIES IN WHICH THE FUND INVESTS TEND TO BE RATED BELOW INVESTMENT GRADE. INVESTING IN HIGHER-YIELDING, LOWER-RATED FLOATING-RATE LOANS AND DEBT SECURITIES INVOLVES GREATER RISK OF DEFAULT, WHICH COULD RESULT IN LOSS OF PRINCIPAL -- A RISK THAT MAY BE HEIGHTENED IN A SLOWING ECONOMY. IN ADDITION, THE FUND IS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE LOANS OF ONE BORROWER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C:           These shares have higher annual fees and expenses than Class
                   A shares.

ADVISOR CLASS:     Shares are available to certain eligible investors as
                   described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/06.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

6. Source: Credit Suisse. The CS Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market.


22 | Annual Report

Your Fund's Expenses

FRANKLIN FLOATING RATE DAILY ACCESS FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 23

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,025.60              $4.49
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.77              $4.48
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,022.80              $8.26
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,017.04              $8.24
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,024.60              $6.48
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.80              $6.46
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,027.90              $3.22
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,022.03              $3.21
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.88%; B: 1.62%; C: 1.27%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


24 | Annual Report

Franklin Low Duration Total Return Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Low Duration Total Return Fund seeks a high level of current income consistent with prudent investing, while seeking preservation of capital. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and other asset-backed securities, targeting an estimated average portfolio duration of three years or less.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL
1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DURATION IS A MEASURE OF A BOND'S PRICE SENSITIVITY TO INTEREST RATE CHANGES. IN GENERAL, A PORTFOLIO OF SECURITIES WITH A LOWER DURATION CAN BE EXPECTED TO BE LESS SENSITIVE TO INTEREST RATE CHANGES THAN A PORTFOLIO WITH A HIGHER DURATION.
--------------------------------------------------------------------------------

This annual report for Franklin Low Duration Total Return Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Low Duration Total Return Fund - Class A posted a +3.99% cumulative total return for the 12 months under review. The Fund underperformed its benchmark, the Lehman Brothers (LB) U.S. Government Index: 1-3 Year Component, which posted a +4.28% total return for the same period. 1 You can find more of the Fund's performance data in the Performance Summary beginning on page 29.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we will evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a Fund with a higher duration.

1. Source: Standard & Poor's Micropal. The LB U.S. Government Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                                                              Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Low Duration Total Return Fund
Based on Total Investments as of 10/31/06

U.S. Government & Agency Securities                                        48.8%

Mortgage-Backed Securities                                                 27.4%

Corporate Bonds                                                             9.3%

Foreign Government & Agency Securities                                      5.5%

Asset-Backed & Commercial
Mortgage-Backed Securities                                                  5.2%

Convertible Bonds                                                           0.2%

Short-Term Investments                                                      3.6%


MANAGER'S DISCUSSION

During the year under review, we invested in shorter-duration, adjustable rate mortgage-backed securities (MBS), which tend to have lower durations than fixed rate MBS, to help reduce the Fund's exposure to interest rate risk. Similarly, we invested some of the Fund's assets in floating rate asset-backed securities
(ABS), which had lower durations than their fixed rate counterparts.

In the last third of the period, declining long-term yields, partly caused by moderating growth and declining oil prices, helped price performance in the fixed income markets. (Bond yield and price typically move in opposite directions.) Some of the more credit-sensitive investments outperformed higher quality assets by a small margin. For example, for the 12 months under review, the LB U.S. Aggregate Index, which measures performance of investment-grade bonds, returned +5.19%. 2 The LB U.S. Universal Index, which includes the LB U.S. Aggregate Index as well as some high yield, non-dollar and other components, returned +5.69%. 3

As we looked for new opportunities, our major investment sectors evolved but did not change dramatically. We continued to find value in international markets and remained overweighted in this arena. We looked to non-euro European and non-Japan Asian debt as these sectors are often overlooked. However, we also searched through more traditional non-dollar sectors, such as Japan, as many of these securities offered what we considered attractive fundamentals.

Although near-term corporate profit forecasts remained strong, profit growth may slow over the next few quarters should economic growth slow significantly. Considering this possibility and the risks inherent in many parts of the credit

2. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

3. Source: Standard & Poor's Micropal. The LB U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars.


26 | Annual Report
spectrum, we continued to seek more defensive areas for our allocations within the corporate bond sector.

The Federal Reserve Board (Fed) left short-term interest rates unchanged at their past three meetings. The market did not expect further increases and actually expected the Fed's next move to be a decline, as indicated by the Federal Funds Futures Contract Table. 4 Following our multi-sector strategy, we compared Treasuries at each part of the yield curve with agency debentures, agency mortgages and ABS. We continued to find the best opportunities outside the Treasury sector. We continued to believe there was a strong case for mortgage-related securities as a core holding across cycles due to their income-generating characteristics and lower volatility than many comparable credit-quality assets.

4. The federal funds futures contract is a key benchmark interest rate barometer that reflects the forward overnight effective rate for excess reserves that are traded among commercial banks in the U.S. federal funds market.

DIVIDEND DISTRIBUTIONS*
Franklin Low Duration Total Return Fund
Class A
11/1/05-10/31/06

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
November                                                            2.7968 cents
--------------------------------------------------------------------------------
December                                                            2.8742 cents
--------------------------------------------------------------------------------
January                                                             3.0557 cents
--------------------------------------------------------------------------------
February                                                            2.7691 cents
--------------------------------------------------------------------------------
March                                                               3.0674 cents
--------------------------------------------------------------------------------
April                                                               2.7515 cents
--------------------------------------------------------------------------------
May                                                                 2.9830 cents
--------------------------------------------------------------------------------
June                                                                2.7519 cents
--------------------------------------------------------------------------------
July                                                                2.9779 cents
--------------------------------------------------------------------------------
August                                                              3.2499 cents
--------------------------------------------------------------------------------
September                                                           3.2643 cents
--------------------------------------------------------------------------------
October                                                             3.6969 cents
--------------------------------------------------------------------------------
TOTAL                                                              36.2386 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 27

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Roger A. Bayston
Roger A. Bayston, CFA


[PHOTO OMITTED]

/s/ Kent Burns
Kent Burns, CFA


[PHOTO OMITTED]

/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


28 | Annual Report

Performance Summary as of 10/31/06

FRANKLIN LOW DURATION TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FLDAX)                             CHANGE   10/31/06   10/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.02      $9.79      $9.77
--------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                         $0.362386
--------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                            1-YEAR   INCEPTION (11/17/04)
--------------------------------------------------------------------------------
Cumulative Total Return 2                          +3.99%          +4.81%
--------------------------------------------------------------------------------
Average Annual Total Return 3                      +1.70%          +1.25%
--------------------------------------------------------------------------------
Average Annual Total Return (9/30/06) 4            +0.92%          +0.99%
--------------------------------------------------------------------------------
   Distribution Rate 5                    4.22%
--------------------------------------------------------------------------------
   30-Day Standardized Yield 6            3.75%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                    10/31/06
-----------------------------------
1-Year                      +1.70%
-----------------------------------
Since Inception (11/17/04)  +1.25%
-----------------------------------


CLASS A (11/17/04-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                FRANKLIN LOW DURATION TOTAL        LEHMAN BROTHERS U.S.
       DATE        RETURN FUND - CLASS A        GOVERNMENT 1-3 YEAR INDEX          CPI
   -------------------------------------------------------------------------------------
   11/17/2004             $9,775                          $10,000                $10,000
   11/30/2004             $9,763                           $9,979                $10,002
   12/31/2004             $9,776                          $10,000                 $9,966
    1/31/2005             $9,781                           $9,998                 $9,987
    2/28/2005             $9,775                           $9,977                $10,044
    3/31/2005             $9,753                           $9,975                $10,123
    4/30/2005             $9,799                          $10,033                $10,191
    5/31/2005             $9,826                          $10,074                $10,180
    6/30/2005             $9,844                          $10,094                $10,186
    7/31/2005             $9,821                          $10,065                $10,233
    8/31/2005             $9,882                          $10,129                $10,285
    9/30/2005             $9,861                          $10,103                $10,411
   10/31/2005             $9,851                          $10,100                $10,432
   11/30/2005             $9,869                          $10,133                $10,348
   12/31/2005             $9,898                          $10,173                $10,306
    1/31/2006             $9,939                          $10,192                $10,385
    2/28/2006             $9,947                          $10,203                $10,406
    3/31/2006             $9,958                          $10,215                $10,463
    4/30/2006             $9,996                          $10,249                $10,552
    5/31/2006            $10,006                          $10,263                $10,605
    6/30/2006            $10,004                          $10,282                $10,625
    7/31/2006            $10,076                          $10,360                $10,657
    8/31/2006            $10,141                          $10,435                $10,678
    9/30/2006            $10,185                          $10,489                $10,625
   10/31/2006            $10,245                          $10,533                $10,568

Franklin Low Duration         Lehman Brothers U.S. Government         CPI 7
Total Return Fund             Index: 1-3 Year Component 7


30 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S INVESTMENTS IN DERIVATIVES, SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS, MAY INVOLVE A SMALL INVESTMENT RELATIVE TO THE AMOUNT OF RISK ASSUMED. SOME DERIVATIVES ARE PARTICULARLY SENSITIVE TO CHANGES IN INTEREST RATES. THE RISKS OF FOREIGN SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL UNCERTAINTY. DURING PERIODS OF DECLINING INTEREST RATES, PRINCIPAL PREPAYMENTS TEND TO INCREASE AS BORROWERS REFINANCE THEIR MORTGAGES AT LOWER RATES; THEREFORE THE FUND MAY BE FORCED TO REINVEST RETURNED PRINCIPAL AT LOWER INTEREST RATES, REDUCING ITS INCOME. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.52%. The manager and administrator may end this arrangement at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the past 30 days' daily distribution per share and the maximum offering price of $10.02 per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7.    Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Government
      Index: 1-3 Year Component includes fixed rate securities issued by the U.S. government with remaining maturity of one year up to, but not including, three years. Securities must have at least $250 million par amount outstanding and be rated investment grade. All issues included must be publicly issued, dollar denominated and nonconvertible. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 31

Your Fund's Expenses

FRANKLIN LOW DURATION TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50,  THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/31/06
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,024.80              $2.86
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,022.38              $2.85
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 33

Franklin Total Return Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 85% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Total Return Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Total Return Fund - Class A posted a +5.56% cumulative total return for the 12 months under review. The Fund underperformed one of its benchmarks, the Lehman Brothers (LB) U.S. Universal Index, which posted a total return of +5.69% for the same period.1 However, it outperformed its other benchmark, the LB U.S. Aggregate Index, which returned +5.19%.2 You can find the Fund's long-term performance data in the Performance Summary beginning on page 38.

INVESTMENT STRATEGY

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a

1. Source: Standard & Poor's Micropal. The LB U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars.

2. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

      The indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

      THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS
      (SOI). THE SOI BEGINS ON PAGE 83.


34 | Annual Report

PORTFOLIO BREAKDOWN
Franklin Total Return Fund
Based on Total Investments

--------------------------------------------------------------------------------
SECTOR                                                     10/31/06    10/31/05
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                   34.4%       20.1%
--------------------------------------------------------------------------------
Corporate Bonds                                              19.2%       24.0%
--------------------------------------------------------------------------------
Asset-Backed & Commercial Mortgage-Backed Securities         15.8%       21.0%
--------------------------------------------------------------------------------
U.S. Government & Agency Securities                          14.5%       25.7%
--------------------------------------------------------------------------------
Foreign Government & Agency Securities                        6.9%        7.3%
--------------------------------------------------------------------------------
Senior Floating Rate Interests                                3.0%        0.4%
--------------------------------------------------------------------------------
Convertible Bonds                                             0.5%        0.0%
--------------------------------------------------------------------------------
Credit-Linked Structured Note                                 0.2%        0.5%
--------------------------------------------------------------------------------
Convertible Preferred Stock                                   0.1%        0.0%
--------------------------------------------------------------------------------
Short-Term Investments                                        5.4%        1.0%
--------------------------------------------------------------------------------

relative basis. The Fund may also invest up to 15% of its total assets in noninvestment-grade debt securities.

MANAGER'S DISCUSSION

In the last third of the period, declining long-term yields, partly caused by moderating growth and declining oil prices, helped price performance in the fixed income markets. (Bond yield and price typically move in opposite directions.) Some of the more credit-sensitive investments outperformed higher quality assets by a small margin. For example, for the 12 months under review, the LB U.S. Aggregate Index, which measures performance of investment-grade bonds, returned +5.19%.2 The LB U.S. Universal Index, which includes the LB U.S. Aggregate Index as well as some high yield, non-dollar and other components, returned +5.69%. 1

As we looked for new opportunities, our major investment sectors evolved but did not change dramatically. We continued to find value in international markets and remained overweighted in this arena. We looked to non-euro European and non-Japan Asian debt as these sectors are often overlooked. However, we also searched through more traditional non-dollar sectors, such as Japan, as many of these securities offered what we considered attractive fundamentals.

Although near-term corporate profit forecasts remained strong, profit growth may slow over the next few quarters should economic growth slow significantly. Considering this possibility and the risks inherent in many parts of the credit spectrum, we continued to seek more defensive areas for our allocations within the corporate bond sector.


                                                              Annual Report | 35

DIVIDEND DISTRIBUTIONS*
Franklin Total Return Fund
11/1/05-10/31/06

                             -------------------------------------------------------------
                                            DIVIDEND PER SHARE (CENTS)
------------------------------------------------------------------------------------------
MONTH                        CLASS A     CLASS B     CLASS C     CLASS R     ADVISOR CLASS
------------------------------------------------------------------------------------------
November                      3.6316      3.3159      3.3147      3.4292         3.8427
------------------------------------------------------------------------------------------
December**                    7.0463      6.7102      6.6948      6.8345         7.2624
------------------------------------------------------------------------------------------
January                       3.9383      3.5892      3.5959      3.7270         4.1566
------------------------------------------------------------------------------------------
February                      3.6354      3.3440      3.3308      3.4449         3.8329
------------------------------------------------------------------------------------------
March                         3.9082      3.5724      3.5694      3.6981         4.1230
------------------------------------------------------------------------------------------
April                         3.6543      3.3576      3.3451      3.4662         3.8463
------------------------------------------------------------------------------------------
May                           4.1163      3.7629      3.6987      3.8898         4.3375
------------------------------------------------------------------------------------------
June                          3.7800      3.4621      3.4605      3.5814         3.9854
------------------------------------------------------------------------------------------
July                          3.9797      3.6496      3.6440      3.7723         4.1904
------------------------------------------------------------------------------------------
August                        3.9641      3.6303      3.6286      3.7549         4.1776
------------------------------------------------------------------------------------------
September                     3.7427      3.4372      3.4268      3.5474         3.9456
------------------------------------------------------------------------------------------
October                       4.0708      3.7218      3.7262      3.8522         4.2914
------------------------------------------------------------------------------------------
TOTAL                        49.4677     45.5532     45.4355     46.9979        51.9918
------------------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 3.43 cent per share distribution to meet excise tax requirements.

The Federal Reserve Board (Fed) left short-term interest rates unchanged at their past three meetings. The market did not expect further increases and actually expected the Fed's next move to be a decline, as indicated by the Federal Funds Futures Contract Table. 4 Following our multi-sector strategy, we compared Treasuries at each part of the yield curve with agency debentures, agency mortgages and ABS. We continued to find the best opportunities outside the Treasury sector. We continued to believe there was a strong case for mortgage-related securities as a core holding across cycles due to their income-generating characteristics and lower volatility than many comparable credit-quality assets.

4. The federal funds futures contract is a key benchmark interest rate barometer that reflects the forward overnight effective rate for excess reserves that are traded among commercial banks in the U.S. federal funds market.


36 | Annual Report

Thank you for your continued participation in Franklin Total Return Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Roger A. Bayston
Roger A. Bayston, CFA


[PHOTO OMITTED]

/s/ Kent Burns
Kent Burns, CFA


[PHOTO OMITTED]

/s/ Christopher J. Molumphy
Christopher J. Molumphy, CFA


[PHOTO OMITTED]

/s/ David Yuen
David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 37

Performance Summary as of 10/31/06

FRANKLIN TOTAL RETURN FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKBAX)                                 CHANGE   10/31/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.04     $9.95        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------
Dividend Income                             $0.494677
--------------------------------------------------------------------------------------
CLASS B (SYMBOL: FBTLX)                                 CHANGE   10/31/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.03     $9.94        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------
Dividend Income                             $0.455532
--------------------------------------------------------------------------------------
CLASS C (SYMBOL: FCTLX)                                 CHANGE   10/31/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.03     $9.94        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------
Dividend Income                             $0.454355
--------------------------------------------------------------------------------------
CLASS R (SYMBOL: FTRRX)                                 CHANGE   10/31/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.03     $9.94        $9.91
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------
Dividend Income                             $0.469979
--------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FBDAX)                           CHANGE   10/31/06     10/31/05
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.04     $9.96        $9.92
--------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
--------------------------------------------------------------------------------------
Dividend Income                             $0.519918
--------------------------------------------------------------------------------------


38 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------
CLASS A                                               1-YEAR     5-YEAR   INCEPTION (8/3/98)
--------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +5.56%    +28.38%         +59.64%
--------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +1.08%     +4.22%          +5.28%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                    -0.60%     +4.38%          +5.23%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                        4.48%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.61%
--------------------------------------------------------------------------------------------
CLASS B                                               1-YEAR     3-YEAR   INCEPTION (3/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +5.04%    +12.54%         +26.93%
--------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +1.04%     +3.09%          +4.88%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                    -0.61%     +2.66%          +4.80%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                        4.28%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.42%
--------------------------------------------------------------------------------------------
CLASS C                                               1-YEAR     3-YEAR   INCEPTION (3/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +5.03%    +12.62%         +27.02%
--------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +4.03%     +4.04%          +5.26%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                    +2.45%     +3.57%          +5.18%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                        4.29%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.42%
--------------------------------------------------------------------------------------------
CLASS R                                               1-YEAR     3-YEAR   INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +5.20%    +13.03%         +29.09%
--------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +5.20%     +4.17%          +5.43%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                    +3.60%     +3.76%          +5.38%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                        4.43%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                4.57%
--------------------------------------------------------------------------------------------
ADVISOR CLASS                                         1-YEAR     5-YEAR   INCEPTION (8/3/98)
--------------------------------------------------------------------------------------------
Cumulative Total Return 2                             +5.82%    +29.87%         +63.03%
--------------------------------------------------------------------------------------------
Average Annual Total Return 3                         +5.82%     +5.37%          +6.10%
--------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                    +4.11%     +5.54%          +6.06%
--------------------------------------------------------------------------------------------
   Distribution Rate 5                        4.92%
--------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                5.07%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS A                   10/31/06
----------------------------------
1-Year                     +1.08%
----------------------------------
5-Year                     +4.22%
----------------------------------
Since Inception (8/3/98)   +5.28%
----------------------------------


CLASS A (8/3/98-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL RETURN    LEHMAN BROTHERS                 LEHMAN BROTHERS
        DATE        FUND - CLASS A        UNIVERSAL INDEX      CPI      U.S. AGGREGATE INDEX
    ----------------------------------------------------------------------------------------
      8/3/1998            $9,579              $10,000        $10,000          $10,000
     8/31/1998            $9,761               $9,999        $10,012          $10,163
     9/30/1998           $10,038              $10,236        $10,025          $10,401
    10/31/1998            $9,966              $10,194        $10,049          $10,346
    11/30/1998           $10,010              $10,296        $10,049          $10,404
    12/31/1998           $10,031              $10,319        $10,043          $10,436
     1/31/1999           $10,104              $10,388        $10,067          $10,510
     2/28/1999            $9,912              $10,223        $10,080          $10,327
     3/31/1999            $9,949              $10,301        $10,110          $10,384
     4/30/1999            $9,976              $10,362        $10,184          $10,417
     5/31/1999            $9,844              $10,257        $10,184          $10,326
     6/30/1999            $9,812              $10,239        $10,184          $10,293
     7/31/1999            $9,770              $10,198        $10,214          $10,249
     8/31/1999            $9,778              $10,186        $10,239          $10,244
     9/30/1999            $9,861              $10,296        $10,288          $10,363
    10/31/1999            $9,894              $10,340        $10,306          $10,401
    11/30/1999            $9,958              $10,357        $10,312          $10,400
    12/31/1999            $9,940              $10,337        $10,312          $10,350
     1/31/2000            $9,850              $10,302        $10,343          $10,316
     2/29/2000            $9,966              $10,433        $10,404          $10,441
     3/31/2000           $10,050              $10,554        $10,490          $10,578
     4/30/2000           $10,006              $10,521        $10,496          $10,548
     5/31/2000            $9,985              $10,502        $10,509          $10,543
     6/30/2000           $10,247              $10,728        $10,564          $10,763
     7/31/2000           $10,346              $10,832        $10,588          $10,860
     8/31/2000           $10,501              $10,990        $10,588          $11,018
     9/30/2000           $10,590              $11,046        $10,643          $11,087
    10/31/2000           $10,647              $11,090        $10,662          $11,160
    11/30/2000           $10,771              $11,240        $10,668          $11,343
    12/31/2000           $10,998              $11,455        $10,662          $11,553
     1/31/2001           $11,211              $11,679        $10,729          $11,742
     2/28/2001           $11,275              $11,777        $10,772          $11,844
     3/31/2001           $11,316              $11,817        $10,797          $11,904
     4/30/2001           $11,210              $11,764        $10,839          $11,854
     5/31/2001           $11,260              $11,849        $10,888          $11,926
     6/30/2001           $11,307              $11,882        $10,907          $11,971
     7/31/2001           $11,560              $12,116        $10,876          $12,239
     8/31/2001           $11,670              $12,267        $10,876          $12,379
     9/30/2001           $11,715              $12,356        $10,925          $12,523
    10/31/2001           $11,911              $12,604        $10,888          $12,785
    11/30/2001           $11,790              $12,457        $10,870          $12,609
    12/31/2001           $11,740              $12,382        $10,827          $12,529
     1/31/2002           $11,821              $12,486        $10,852          $12,630
     2/28/2002           $11,911              $12,603        $10,895          $12,753
     3/31/2002           $11,729              $12,421        $10,956          $12,540
     4/30/2002           $11,944              $12,658        $11,017          $12,784
     5/31/2002           $12,051              $12,753        $11,017          $12,892
     6/30/2002           $12,040              $12,799        $11,023          $13,004
     7/31/2002           $12,037              $12,908        $11,036          $13,161
     8/31/2002           $12,256              $13,146        $11,072          $13,383
     9/30/2002           $12,403              $13,334        $11,091          $13,600
    10/31/2002           $12,321              $13,288        $11,109          $13,538
    11/30/2002           $12,438              $13,324        $11,109          $13,534
    12/31/2002           $12,701              $13,600        $11,085          $13,814
     1/31/2003           $12,771              $13,637        $11,134          $13,825
     2/28/2003           $12,939              $13,831        $11,219          $14,017
     3/31/2003           $12,940              $13,844        $11,287          $14,006
     4/30/2003           $13,137              $14,008        $11,262          $14,121
     5/31/2003           $13,370              $14,275        $11,244          $14,385
     6/30/2003           $13,414              $14,272        $11,256          $14,356
     7/31/2003           $13,012              $13,813        $11,268          $13,874
     8/31/2003           $13,120              $13,912        $11,311          $13,966
     9/30/2003           $13,476              $14,283        $11,348          $14,335
    10/31/2003           $13,415              $14,181        $11,336          $14,202
    11/30/2003           $13,509              $14,230        $11,305          $14,236
    12/31/2003           $13,704              $14,392        $11,293          $14,381
     1/31/2004           $13,840              $14,516        $11,348          $14,496
     2/29/2004           $13,961              $14,659        $11,409          $14,653
     3/31/2004           $14,046              $14,776        $11,483          $14,763
     4/30/2004           $13,705              $14,398        $11,520          $14,379
     5/31/2004           $13,617              $14,325        $11,587          $14,321
     6/30/2004           $13,702              $14,416        $11,624          $14,402
     7/31/2004           $13,828              $14,569        $11,605          $14,545
     8/31/2004           $14,091              $14,858        $11,612          $14,822
     9/30/2004           $14,158              $14,916        $11,636          $14,863
    10/31/2004           $14,304              $15,052        $11,697          $14,987
    11/30/2004           $14,289              $14,958        $11,703          $14,868
    12/31/2004           $14,426              $15,107        $11,661          $15,004
     1/31/2005           $14,492              $15,194        $11,685          $15,099
     2/28/2005           $14,470              $15,132        $11,752          $15,010
     3/31/2005           $14,338              $15,021        $11,844          $14,932
     4/30/2005           $14,475              $15,204        $11,924          $15,135
     5/31/2005           $14,616              $15,381        $11,912          $15,298
     6/30/2005           $14,696              $15,486        $11,918          $15,382
     7/31/2005           $14,586              $15,375        $11,973          $15,242
     8/31/2005           $14,757              $15,563        $12,034          $15,437
     9/30/2005           $14,604              $15,418        $12,181          $15,278
    10/31/2005           $14,485              $15,295        $12,206          $15,157
    11/30/2005           $14,553              $15,369        $12,108          $15,224
    12/31/2005           $14,686              $15,517        $12,059          $15,369
     1/31/2006           $14,744              $15,539        $12,151          $15,370
     2/28/2006           $14,798              $15,601        $12,175          $15,421
     3/31/2006           $14,633              $15,463        $12,243          $15,270
     4/30/2006           $14,642              $15,444        $12,347          $15,242
     5/31/2006           $14,614              $15,422        $12,408          $15,226
     6/30/2006           $14,611              $15,446        $12,433          $15,258
     7/31/2006           $14,837              $15,659        $12,469          $15,464
     8/31/2006           $15,034              $15,902        $12,494          $15,701
     9/30/2006           $15,168              $16,047        $12,433          $15,839
    10/31/2006           $15,291              $16,166        $12,365          $15,944

Franklin Total    Lehman Brothers U.S.     Lehman Brothers             CPI 7
Return Fund       Universal Index 7        U.S. Aggregate Index 7


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                   10/31/06
-----------------------------------
1-Year                     +1.04%
-----------------------------------
3-Year                     +3.09%
-----------------------------------
Since Inception (3/1/02)   +4.88%
-----------------------------------


CLASS B (3/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL RETURN    LEHMAN BROTHERS               LEHMAN BROTHERS U.S.
        DATE        FUND - CLASS B        UNIVERSAL INDEX      CPI        AGGREGATE INDEX
    ----------------------------------------------------------------------------------------
      3/1/2002           $10,000              $10,000        $10,000          $10,000
     3/31/2002            $9,916               $9,855        $10,056           $9,834
     4/30/2002           $10,102              $10,043        $10,112          $10,024
     5/31/2002           $10,189              $10,119        $10,112          $10,110
     6/30/2002           $10,177              $10,156        $10,118          $10,197
     7/31/2002           $10,171              $10,242        $10,129          $10,320
     8/31/2002           $10,353              $10,430        $10,163          $10,494
     9/30/2002           $10,474              $10,580        $10,180          $10,664
    10/31/2002           $10,401              $10,544        $10,197          $10,616
    11/30/2002           $10,497              $10,572        $10,197          $10,613
    12/31/2002           $10,715              $10,791        $10,174          $10,832
     1/31/2003           $10,770              $10,821        $10,219          $10,841
     2/28/2003           $10,908              $10,974        $10,298          $10,991
     3/31/2003           $10,905              $10,985        $10,360          $10,983
     4/30/2003           $11,068              $11,115        $10,337          $11,073
     5/31/2003           $11,261              $11,327        $10,321          $11,280
     6/30/2003           $11,294              $11,324        $10,332          $11,257
     7/31/2003           $10,952              $10,960        $10,343          $10,879
     8/31/2003           $11,039              $11,038        $10,382          $10,951
     9/30/2003           $11,335              $11,333        $10,416          $11,241
    10/31/2003           $11,279              $11,252        $10,405          $11,136
    11/30/2003           $11,355              $11,291        $10,377          $11,163
    12/31/2003           $11,515              $11,419        $10,366          $11,277
     1/31/2004           $11,614              $11,518        $10,416          $11,367
     2/29/2004           $11,723              $11,631        $10,472          $11,490
     3/31/2004           $11,791              $11,724        $10,540          $11,576
     4/30/2004           $11,501              $11,424        $10,574          $11,275
     5/31/2004           $11,423              $11,366        $10,636          $11,230
     6/30/2004           $11,490              $11,438        $10,669          $11,293
     7/31/2004           $11,592              $11,560        $10,652          $11,405
     8/31/2004           $11,809              $11,789        $10,658          $11,623
     9/30/2004           $11,861              $11,835        $10,681          $11,655
    10/31/2004           $11,980              $11,943        $10,737          $11,752
    11/30/2004           $11,964              $11,869        $10,742          $11,659
    12/31/2004           $12,062              $11,987        $10,703          $11,766
     1/31/2005           $12,126              $12,056        $10,726          $11,840
     2/28/2005           $12,104              $12,006        $10,787          $11,770
     3/31/2005           $11,989              $11,919        $10,872          $11,709
     4/30/2005           $12,100              $12,063        $10,945          $11,868
     5/31/2005           $12,213              $12,204        $10,934          $11,996
     6/30/2005           $12,276              $12,288        $10,939          $12,062
     7/31/2005           $12,181              $12,199        $10,990          $11,952
     8/31/2005           $12,319              $12,349        $11,046          $12,105
     9/30/2005           $12,188              $12,234        $11,181          $11,980
    10/31/2005           $12,084              $12,136        $11,204          $11,886
    11/30/2005           $12,137              $12,195        $11,114          $11,938
    12/31/2005           $12,243              $12,312        $11,069          $12,052
     1/31/2006           $12,287              $12,330        $11,153          $12,052
     2/28/2006           $12,329              $12,379        $11,175          $12,092
     3/31/2006           $12,187              $12,269        $11,237          $11,974
     4/30/2006           $12,191              $12,254        $11,333          $11,952
     5/31/2006           $12,163              $12,236        $11,389          $11,939
     6/30/2006           $12,157              $12,256        $11,412          $11,964
     7/31/2006           $12,328              $12,424        $11,445          $12,126
     8/31/2006           $12,501              $12,618        $11,468          $12,312
     9/30/2006           $12,595              $12,733        $11,412          $12,420
    10/31/2006           $12,493              $12,827        $11,350          $12,502

Franklin Total    Lehman Brothers U.S.       Lehman Brothers             CPI 7
Return Fund       Universal Index 7          U.S. Aggregate Index 7


40 | Annual Report

CLASS C (3/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL RETURN    LEHMAN BROTHERS               LEHMAN BROTHERS U.S.
        DATE        FUND - CLASS C        UNIVERSAL INDEX      CPI        AGGREGATE INDEX
    ----------------------------------------------------------------------------------------
      3/1/2002           $10,000              $10,000        $10,000          $10,000
     3/31/2002            $9,928               $9,855        $10,056           $9,834
     4/30/2002           $10,110              $10,043        $10,112          $10,024
     5/31/2002           $10,187              $10,119        $10,112          $10,110
     6/30/2002           $10,185              $10,156        $10,118          $10,197
     7/31/2002           $10,168              $10,242        $10,129          $10,320
     8/31/2002           $10,361              $10,430        $10,163          $10,494
     9/30/2002           $10,472              $10,580        $10,180          $10,664
    10/31/2002           $10,398              $10,544        $10,197          $10,616
    11/30/2002           $10,505              $10,572        $10,197          $10,613
    12/31/2002           $10,715              $10,791        $10,174          $10,832
     1/31/2003           $10,783              $10,821        $10,219          $10,841
     2/28/2003           $10,911              $10,974        $10,298          $10,991
     3/31/2003           $10,907              $10,985        $10,360          $10,983
     4/30/2003           $11,069              $11,115        $10,337          $11,073
     5/31/2003           $11,262              $11,327        $10,321          $11,280
     6/30/2003           $11,294              $11,324        $10,332          $11,257
     7/31/2003           $10,952              $10,960        $10,343          $10,879
     8/31/2003           $11,050              $11,038        $10,382          $10,951
     9/30/2003           $11,346              $11,333        $10,416          $11,241
    10/31/2003           $11,279              $11,252        $10,405          $11,136
    11/30/2003           $11,355              $11,291        $10,377          $11,163
    12/31/2003           $11,515              $11,419        $10,366          $11,277
     1/31/2004           $11,625              $11,518        $10,416          $11,367
     2/29/2004           $11,735              $11,631        $10,472          $11,490
     3/31/2004           $11,802              $11,724        $10,540          $11,576
     4/30/2004           $11,501              $11,424        $10,574          $11,275
     5/31/2004           $11,434              $11,366        $10,636          $11,230
     6/30/2004           $11,490              $11,438        $10,669          $11,293
     7/31/2004           $11,592              $11,560        $10,652          $11,405
     8/31/2004           $11,809              $11,789        $10,658          $11,623
     9/30/2004           $11,872              $11,835        $10,681          $11,655
    10/31/2004           $11,991              $11,943        $10,737          $11,752
    11/30/2004           $11,963              $11,869        $10,742          $11,659
    12/31/2004           $12,073              $11,987        $10,703          $11,766
     1/31/2005           $12,136              $12,056        $10,726          $11,840
     2/28/2005           $12,114              $12,006        $10,787          $11,770
     3/31/2005           $11,988              $11,919        $10,872          $11,709
     4/30/2005           $12,110              $12,063        $10,945          $11,868
     5/31/2005           $12,224              $12,204        $10,934          $11,996
     6/30/2005           $12,274              $12,288        $10,939          $12,062
     7/31/2005           $12,191              $12,199        $10,990          $11,952
     8/31/2005           $12,329              $12,349        $11,046          $12,105
     9/30/2005           $12,186              $12,234        $11,181          $11,980
    10/31/2005           $12,094              $12,136        $11,204          $11,886
    11/30/2005           $12,134              $12,195        $11,114          $11,938
    12/31/2005           $12,241              $12,312        $11,069          $12,052
     1/31/2006           $12,285              $12,330        $11,153          $12,052
     2/28/2006           $12,326              $12,379        $11,175          $12,092
     3/31/2006           $12,197              $12,269        $11,237          $11,974
     4/30/2006           $12,201              $12,254        $11,333          $11,952
     5/31/2006           $12,172              $12,236        $11,389          $11,939
     6/30/2006           $12,166              $12,256        $11,412          $11,964
     7/31/2006           $12,337              $12,424        $11,445          $12,126
     8/31/2006           $12,510              $12,618        $11,468          $12,312
     9/30/2006           $12,604              $12,733        $11,412          $12,420
    10/31/2006           $12,702              $12,827        $11,350          $12,502

Franklin Total     Lehman Brothers U.S.    Lehman Brothers           CPI 7
Return Fund        Universal Index 7       U.S. Aggregate Index 7


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                     10/31/06
-------------------------------------
1-Year                       +4.03%
-------------------------------------
3-Year                       +4.04%
-------------------------------------
Since Inception (3/1/02)     +5.26%
-------------------------------------


CLASS R (1/1/02-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL RETURN    LEHMAN BROTHERS                 LEHMAN BROTHERS
        DATE        FUND - CLASS R        UNIVERSAL INDEX      CPI      U.S. AGGREGATE INDEX
    ----------------------------------------------------------------------------------------
      1/2/2002           $10,000              $10,000       $10,000           $10,000
     1/31/2002           $10,116              $10,084       $10,023           $10,081
     2/28/2002           $10,181              $10,178       $10,062           $10,179
     3/31/2002           $10,024              $10,031       $10,119           $10,009
     4/30/2002           $10,207              $10,222       $10,175           $10,203
     5/31/2002           $10,296              $10,299       $10,175           $10,290
     6/30/2002           $10,285              $10,337       $10,181           $10,379
     7/31/2002           $10,278              $10,424       $10,192           $10,504
     8/31/2002           $10,462              $10,617       $10,226           $10,682
     9/30/2002           $10,585              $10,769       $10,243           $10,855
    10/31/2002           $10,512              $10,732       $10,260           $10,805
    11/30/2002           $10,610              $10,761       $10,260           $10,802
    12/31/2002           $10,820              $10,984       $10,238           $11,025
     1/31/2003           $10,888              $11,014       $10,283           $11,035
     2/28/2003           $11,029              $11,170       $10,362           $11,188
     3/31/2003           $11,028              $11,181       $10,424           $11,179
     4/30/2003           $11,192              $11,313       $10,402           $11,271
     5/31/2003           $11,389              $11,529       $10,385           $11,481
     6/30/2003           $11,424              $11,526       $10,396           $11,459
     7/31/2003           $11,080              $11,155       $10,407           $11,073
     8/31/2003           $11,169              $11,235       $10,447           $11,147
     9/30/2003           $11,470              $11,535       $10,481           $11,442
    10/31/2003           $11,415              $11,453       $10,470           $11,335
    11/30/2003           $11,493              $11,492       $10,441           $11,362
    12/31/2003           $11,656              $11,623       $10,430           $11,478
     1/31/2004           $11,758              $11,723       $10,481           $11,570
     2/29/2004           $11,870              $11,839       $10,538           $11,696
     3/31/2004           $11,941              $11,933       $10,606           $11,783
     4/30/2004           $11,636              $11,628       $10,640           $11,477
     5/31/2004           $11,571              $11,569       $10,702           $11,431
     6/30/2004           $11,640              $11,643       $10,736           $11,495
     7/31/2004           $11,745              $11,766       $10,719           $11,609
     8/31/2004           $11,967              $11,999       $10,724           $11,831
     9/30/2004           $12,021              $12,046       $10,747           $11,863
    10/31/2004           $12,142              $12,156       $10,804           $11,962
    11/30/2004           $12,115              $12,081       $10,809           $11,867
    12/31/2004           $12,229              $12,200       $10,770           $11,976
     1/31/2005           $12,294              $12,271       $10,792           $12,051
     2/28/2005           $12,274              $12,221       $10,855           $11,980
     3/31/2005           $12,158              $12,131       $10,939           $11,919
     4/30/2005           $12,272              $12,279       $11,013           $12,080
     5/31/2005           $12,388              $12,422       $11,002           $12,211
     6/30/2005           $12,454              $12,507       $11,007           $12,277
     7/31/2005           $12,359              $12,417       $11,058           $12,165
     8/31/2005           $12,501              $12,569       $11,115           $12,321
     9/30/2005           $12,369              $12,452       $11,251           $12,194
    10/31/2005           $12,265              $12,352       $11,273           $12,098
    11/30/2005           $12,320              $12,412       $11,183           $12,151
    12/31/2005           $12,430              $12,532       $11,138           $12,267
     1/31/2006           $12,477              $12,550       $11,222           $12,268
     2/28/2006           $12,520              $12,600       $11,245           $12,308
     3/31/2006           $12,377              $12,488       $11,307           $12,188
     4/30/2006           $12,383              $12,473       $11,404           $12,165
     5/31/2006           $12,356              $12,455       $11,460           $12,152
     6/30/2006           $12,351              $12,474       $11,483           $12,178
     7/31/2006           $12,527              $12,646       $11,517           $12,343
     8/31/2006           $12,704              $12,843       $11,539           $12,532
     9/30/2006           $12,814              $12,960       $11,483           $12,642
    10/31/2006           $12,909              $13,056       $11,420           $12,726

Franklin Total     Lehman Brothers U.S.    Lehman Brothers           CPI 7
Return Fund        Universal Index 7       U.S. Aggregate Index 7


AVERAGE ANNUAL TOTAL RETURN
-----------------------------------
CLASS R                    10/31/06
-----------------------------------
1-Year                      +5.20%
-----------------------------------
3-Year                      +4.17%
-----------------------------------
Since Inception (1/1/02)    +5.43%


                                                              Annual Report | 41

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
ADVISOR CLASS              10/31/06
-----------------------------------
1-Year                      +5.82%
-----------------------------------
5-Year                      +5.37%
-----------------------------------
Since Inception (8/3/98)    +6.10%
-----------------------------------

ADVISOR CLASS (8/3/98-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 FRANKLIN TOTAL RETURN    LEHMAN BROTHERS               LEHMAN BROTHERS U.S.
        DATE     FUND - CLASS ADVISOR     UNIVERSAL INDEX      CPI        AGGREGATE INDEX
    ----------------------------------------------------------------------------------------
      8/3/1998           $10,000              $10,000        $10,000          $10,000
     8/31/1998           $10,200               $9,999        $10,012          $10,163
     9/30/1998           $10,480              $10,236        $10,025          $10,401
    10/31/1998           $10,417              $10,194        $10,049          $10,346
    11/30/1998           $10,464              $10,296        $10,049          $10,404
    12/31/1998           $10,499              $10,319        $10,043          $10,436
     1/31/1999           $10,567              $10,388        $10,067          $10,510
     2/28/1999           $10,369              $10,223        $10,080          $10,327
     3/31/1999           $10,411              $10,301        $10,110          $10,384
     4/30/1999           $10,442              $10,362        $10,184          $10,417
     5/31/1999           $10,306              $10,257        $10,184          $10,326
     6/30/1999           $10,274              $10,239        $10,184          $10,293
     7/31/1999           $10,232              $10,198        $10,214          $10,249
     8/31/1999           $10,243              $10,186        $10,239          $10,244
     9/30/1999           $10,332              $10,296        $10,288          $10,363
    10/31/1999           $10,369              $10,340        $10,306          $10,401
    11/30/1999           $10,438              $10,357        $10,312          $10,400
    12/31/1999           $10,421              $10,337        $10,312          $10,350
     1/31/2000           $10,330              $10,302        $10,343          $10,316
     2/29/2000           $10,452              $10,433        $10,404          $10,441
     3/31/2000           $10,543              $10,554        $10,490          $10,578
     4/30/2000           $10,499              $10,521        $10,496          $10,548
     5/31/2000           $10,480              $10,502        $10,509          $10,543
     6/30/2000           $10,756              $10,728        $10,564          $10,763
     7/31/2000           $10,862              $10,832        $10,588          $10,860
     8/31/2000           $11,027              $10,990        $10,588          $11,018
     9/30/2000           $11,123              $11,046        $10,643          $11,087
    10/31/2000           $11,185              $11,090        $10,662          $11,160
    11/30/2000           $11,306              $11,240        $10,668          $11,343
    12/31/2000           $11,546              $11,455        $10,662          $11,553
     1/31/2001           $11,783              $11,679        $10,729          $11,742
     2/28/2001           $11,852              $11,777        $10,772          $11,844
     3/31/2001           $11,885              $11,817        $10,797          $11,904
     4/30/2001           $11,788              $11,764        $10,839          $11,854
     5/31/2001           $11,843              $11,849        $10,888          $11,926
     6/30/2001           $11,909              $11,882        $10,907          $11,971
     7/31/2001           $12,164              $12,116        $10,876          $12,239
     8/31/2001           $12,282              $12,267        $10,876          $12,379
     9/30/2001           $12,345              $12,356        $10,925          $12,523
    10/31/2001           $12,554              $12,604        $10,888          $12,785
    11/30/2001           $12,416              $12,457        $10,870          $12,609
    12/31/2001           $12,366              $12,382        $10,827          $12,529
     1/31/2002           $12,466              $12,486        $10,852          $12,630
     2/28/2002           $12,550              $12,603        $10,895          $12,753
     3/31/2002           $12,362              $12,421        $10,956          $12,540
     4/30/2002           $12,593              $12,658        $11,017          $12,784
     5/31/2002           $12,708              $12,753        $11,017          $12,892
     6/30/2002           $12,712              $12,799        $11,023          $13,004
     7/31/2002           $12,698              $12,908        $11,036          $13,161
     8/31/2002           $12,946              $13,146        $11,072          $13,383
     9/30/2002           $13,090              $13,334        $11,091          $13,600
    10/31/2002           $13,006              $13,288        $11,109          $13,538
    11/30/2002           $13,146              $13,324        $11,109          $13,534
    12/31/2002           $13,413              $13,600        $11,085          $13,814
     1/31/2003           $13,503              $13,637        $11,134          $13,825
     2/28/2003           $13,669              $13,831        $11,219          $14,017
     3/31/2003           $13,674              $13,844        $11,287          $14,006
     4/30/2003           $13,884              $14,008        $11,262          $14,121
     5/31/2003           $14,134              $14,275        $11,244          $14,385
     6/30/2003           $14,184              $14,272        $11,256          $14,356
     7/31/2003           $13,762              $13,813        $11,268          $13,874
     8/31/2003           $13,878              $13,912        $11,311          $13,966
     9/30/2003           $14,258              $14,283        $11,348          $14,335
    10/31/2003           $14,196              $14,181        $11,336          $14,202
    11/30/2003           $14,298              $14,230        $11,305          $14,236
    12/31/2003           $14,508              $14,392        $11,293          $14,381
     1/31/2004           $14,655              $14,516        $11,348          $14,496
     2/29/2004           $14,800              $14,659        $11,409          $14,653
     3/31/2004           $14,894              $14,776        $11,483          $14,763
     4/30/2004           $14,522              $14,398        $11,520          $14,379
     5/31/2004           $14,445              $14,325        $11,587          $14,321
     6/30/2004           $14,524              $14,416        $11,624          $14,402
     7/31/2004           $14,661              $14,569        $11,605          $14,545
     8/31/2004           $14,943              $14,858        $11,612          $14,822
     9/30/2004           $15,031              $14,916        $11,636          $14,863
    10/31/2004           $15,190              $15,052        $11,697          $14,987
    11/30/2004           $15,162              $14,958        $11,703          $14,868
    12/31/2004           $15,311              $15,107        $11,661          $15,004
     1/31/2005           $15,399              $15,194        $11,685          $15,099
     2/28/2005           $15,379              $15,132        $11,752          $15,010
     3/31/2005           $15,228              $15,021        $11,844          $14,932
     4/30/2005           $15,390              $15,204        $11,924          $15,135
     5/31/2005           $15,543              $15,381        $11,912          $15,298
     6/30/2005           $15,616              $15,486        $11,918          $15,382
     7/31/2005           $15,503              $15,375        $11,973          $15,242
     8/31/2005           $15,703              $15,563        $12,034          $15,437
     9/30/2005           $15,529              $15,418        $12,181          $15,278
    10/31/2005           $15,406              $15,295        $12,206          $15,157
    11/30/2005           $15,481              $15,369        $12,108          $15,224
    12/31/2005           $15,626              $15,517        $12,059          $15,369
     1/31/2006           $15,691              $15,539        $12,151          $15,370
     2/28/2006           $15,751              $15,601        $12,175          $15,421
     3/31/2006           $15,595              $15,463        $12,243          $15,270
     4/30/2006           $15,608              $15,444        $12,347          $15,242
     5/31/2006           $15,582              $15,422        $12,408          $15,226
     6/30/2006           $15,582              $15,446        $12,433          $15,258
     7/31/2006           $15,810              $15,659        $12,469          $15,464
     8/31/2006           $16,039              $15,902        $12,494          $15,701
     9/30/2006           $16,168              $16,047        $12,433          $15,839
    10/31/2006           $16,303              $16,166        $12,365          $15,944

Franklin Total     Lehman Brothers U.S.    Lehman Brothers           CPI 7
Return Fund        Universal Index 7       U.S. Aggregate Index 7


42 | Annual Report

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. INVESTING IN DERIVATIVE SECURITIES SUCH AS FINANCIAL FUTURES AND OPTION CONTRACTS INVOLVES SPECIAL RISKS. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENTS IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 4.29%, 4.09%, 4.09%, 4.24% and 4.73% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class's past 30 days' daily distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Source: Standard & Poor's Micropal. The LB U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High-Yield Index. Municipal debt, private placements and non-dollar-denominated issuers are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. It is designed to capture the entire portfolio management choice set of fixed income securities issued in U.S. dollars. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                                                              Annual Report | 43

Your Fund's Expenses

FRANKLIN TOTAL RETURN FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


44 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 5/1/06      VALUE 10/31/06   PERIOD* 5/1/06-10/30/06
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,044.30               $4.38
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,020.92               $4.33
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,041.20               $6.43
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,018.90               $6.36
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,041.10               $6.43
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,018.90               $6.36
-------------------------------------------------------------------------------------------------------
CLASS R
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,041.90               $5.66
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,019.66               $5.60
-------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000          $1,044.50               $3.09
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000          $1,022.18               $3.06
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 0.85%; B: 1.25%; C: 1.25%; R: 1.10%; and
      Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 45

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                             ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
CLASS A                                                            2006          2005          2004          2003          2002
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $     8.93    $     9.06    $     9.16    $     9.38    $     9.46
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.303         0.292         0.277         0.313         0.390 h

 Net realized and unrealized gains (losses) ...............       0.025        (0.129)       (0.102)       (0.220)       (0.070)
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.328         0.163         0.175         0.093         0.320
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.378)       (0.293)       (0.275)       (0.313)       (0.400)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- f          -- f          -- f          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $     8.88    $     8.93    $     9.06    $     9.16    $     9.38
                                                             ==================================================================
Total return b ............................................        3.75%         1.82%         1.94%         1.00%         3.45%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $  372,703    $  475,213    $  577,073    $  651,701    $  575,665

Ratios to average net assets:

 Expenses c ...............................................        0.89% g       0.90%         0.89%         0.88%         0.88%

 Net investment income ....................................        3.50%         3.23%         3.01%         3.30%         4.14%

Portfolio turnover rated ..................................       15.91%        24.99%        49.67%       130.32%        85.05%

Portfolio turnover rate excluding mortgage dollar rolls d,e       15.91%        24.99%        45.38%        96.52%        85.05%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Prior to October 27, 2005, the expense ratio includes the fund's share of the U.S. Government Adjustable Rate Mortgage Portfolio's (Portfolio) allocated net expenses.

d     Prior to October 27, 2005, represents the Portfolio's rate of turnover.

e     See Note 1(i) regarding mortgage dollar rolls.

f     Amount rounds to less than $0.001 per share.

g     Benefit of expense reduction rounds to less than 0.01%.

h     Based on average daily shares outstanding.


46 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
                                                              -----------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
CLASS C                                                              2006            2005            2004          2003 h
                                                              -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................   $      8.92     $      9.05     $      9.16     $      9.28
                                                              -----------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................         0.266           0.258           0.232           0.081

 Net realized and unrealized gains (losses) ...............         0.038          (0.129)         (0.104)         (0.120)
                                                              -----------------------------------------------------------
Total from investment operations ..........................         0.304           0.129           0.128          (0.039)
                                                              -----------------------------------------------------------
Less distributions from net investment income .............        (0.344)         (0.259)         (0.238)         (0.081)
                                                              -----------------------------------------------------------
Redemption fees ...........................................            -- f            -- f            -- f            --
                                                              -----------------------------------------------------------
Net asset value, end of year ..............................   $      8.88     $      8.92     $      9.05     $      9.16
                                                              ===========================================================
Total return b ............................................          3.47%           1.43%           1.41%          (0.42)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................   $    35,967     $    48,461     $    49,423     $    12,868

Ratios to average net assets:

 Expenses c ...............................................          1.28% g         1.28%           1.29%           1.26% i

 Net investment income ....................................          3.11%           2.85%           2.61%           2.92% i

Portfolio turnover rated ..................................         15.91%          24.99%          49.67%         130.32%

Portfolio turnover rate excluding mortgage dollar rolls d,e         15.91%          24.99%          45.38%          96.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c Prior to October 27, 2005, the expense ratio includes the fund's share of the Portfolio's allocated net expenses.

d     Prior to October 27, 2005, represents the Portfolio's rate of turnover.

e     See Note 1(i) regarding mortgage dollar rolls.

f     Amount rounds to less than $0.001 per share.

g     Benefit of expense reduction rounds to less than 0.01%.

h     For the period July 1, 2003 (effective date) to October 31, 2003.

i     Annualized.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 47

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT    VALUE
----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 93.5%
  MORTGAGE-BACKED SECURITIES 93.5%
a FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 20.1%
  FHLMC, 4.091%, 2/01/33 ...........................................................        $    645,028    $  652,005
  FHLMC, 5.243%, 12/01/19 ..........................................................           2,473,076     2,506,376
  FHLMC, 5.321%, 6/01/29 ...........................................................           3,580,072     3,629,604
  FHLMC, 5.349%, 11/01/25 ..........................................................           5,691,305     5,701,112
  FHLMC, 5.497%, 1/01/23 ...........................................................             598,943       600,777
  FHLMC, 5.50%, 11/01/16 ...........................................................             618,402       620,274
  FHLMC, 5.518%, 5/01/32 ...........................................................           2,370,911     2,435,203
  FHLMC, 5.573%, 8/01/32 ...........................................................           1,000,352     1,027,750
  FHLMC, 5.707%, 11/01/31 ..........................................................           7,023,146     7,117,839
  FHLMC, 5.743%, 11/01/35 ..........................................................             728,551       743,166
  FHLMC, 5.789%, 6/01/26 ...........................................................             447,630       451,321
  FHLMC, 5.801%, 12/01/16 ..........................................................             347,217       347,291
  FHLMC, 5.899%, 9/01/32 ...........................................................           1,479,751     1,512,833
  FHLMC, 5.90%, 3/01/32 ............................................................           1,709,849     1,718,771
  FHLMC, 5.933%, 8/01/29 ...........................................................           3,074,853     3,152,433
  FHLMC, 6.113%, 4/01/25 ...........................................................           1,765,786     1,777,400
  FHLMC, 6.395%, 5/01/26 ...........................................................             286,013       287,859
  FHLMC, 6.442%, 4/01/29 ...........................................................           1,771,473     1,784,714
  FHLMC, 6.448%, 4/01/19 ...........................................................           1,174,883     1,182,512
  FHLMC, 6.505%, 3/01/18 ...........................................................             259,271       262,699
  FHLMC, 6.525%, 5/01/20 ...........................................................           2,060,279     2,072,914
  FHLMC, 6.539%, 9/01/19 ...........................................................             583,524       588,189
  FHLMC, 6.554%, 10/01/29 ..........................................................             155,441       155,111
  FHLMC, 6.615%, 8/01/30 ...........................................................           3,941,449     4,009,409
  FHLMC, 6.631%, 5/01/25 ...........................................................             404,881       411,387
  FHLMC, 6.632%, 3/01/32 ...........................................................             603,725       613,473
  FHLMC, 6.666%, 10/01/25 ..........................................................             703,161       712,820
  FHLMC, 6.689%, 7/01/27 ...........................................................             657,948       666,590
  FHLMC, 6.716%, 4/01/18 ...........................................................             930,063       942,291
  FHLMC, 6.725%, 12/01/27 ..........................................................              54,883        56,030
  FHLMC, 6.74%, 3/01/19 ............................................................              57,201        57,863
  FHLMC, 6.742%, 9/01/18 ...........................................................           1,174,049     1,182,449
  FHLMC, 6.769%, 9/01/27 ...........................................................             341,105       345,213
  FHLMC, 6.796%, 7/01/18 ...........................................................             219,967       222,303
  FHLMC, 6.798%, 10/01/24 ..........................................................           1,513,092     1,538,819
  FHLMC, 6.817%, 11/01/29 ..........................................................           4,693,608     4,788,710
  FHLMC, 6.843%, 8/01/32 ...........................................................           4,202,344     4,260,092
  FHLMC, 6.852%, 10/01/18 ..........................................................             221,966       225,328
  FHLMC, 6.868%, 4/01/25 ...........................................................           1,732,232     1,739,533
  FHLMC, 6.889%, 12/01/21 ..........................................................              80,473        80,857
  FHLMC, 6.896%, 1/01/23 ...........................................................           5,458,715     5,561,478
  FHLMC, 6.959%, 11/01/25 ..........................................................           1,077,030     1,093,635
  FHLMC, 6.969%, 8/01/27 ...........................................................           1,936,175     1,996,826
  FHLMC, 6.998%, 12/01/30 ..........................................................           1,999,627     2,052,989
  FHLMC, 7.013%, 6/01/26 ...........................................................           4,546,048     4,621,862
  FHLMC, 7.052%, 7/01/29 ...........................................................             216,911       219,570
  FHLMC, 7.08%, 2/01/19 ............................................................             156,544       158,262
  FHLMC, 7.216%, 8/01/30 ...........................................................             274,568       278,580


48 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                     PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FHLMC, 7.244%, 4/01/30 ...........................................................        $    350,075    $   356,061
  FHLMC, 7.249%, 5/01/32 ...........................................................             780,268        798,994
  FHLMC, 7.283%, 8/01/31 ...........................................................             113,379        114,182
  FHLMC, 7.302%, 7/01/20 ...........................................................             111,060        111,487
  FHLMC, 7.307%, 11/01/29 ..........................................................           1,262,531      1,272,525
  FHLMC, 7.348%, 9/01/31 ...........................................................             455,723        462,104
  FHLMC, 7.443%, 9/01/31 ...........................................................             540,879        548,820
  FHLMC, 7.506%, 8/01/31 ...........................................................             123,655        124,401
  FHLMC, 7.71%, 12/01/28 ...........................................................             344,938        351,720
                                                                                                            -----------
                                                                                                             82,304,816
                                                                                                            -----------
a FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 58.0%
  FNMA, 4.21%, 11/01/34 ............................................................           1,417,309      1,413,889
  FNMA, 4.611%, 9/01/32 ............................................................           3,326,222      3,330,952
  FNMA, 4.612%, 2/01/33 ............................................................           9,761,654      9,758,109
  FNMA, 4.624%, 11/01/32 ...........................................................           3,230,359      3,233,379
  FNMA, 4.625%, 1/01/17 ............................................................             780,362        783,698
  FNMA, 4.683%, 9/01/32 ............................................................           5,143,856      5,161,829
  FNMA, 4.708%, 1/01/34 ............................................................           5,355,977      5,304,045
  FNMA, 4.746%, 2/01/33 ............................................................           2,288,027      2,276,086
  FNMA, 4.905%, 12/01/32 ...........................................................           3,730,773      3,774,578
  FNMA, 4.958%, 11/01/17 ...........................................................           2,402,839      2,411,714
  FNMA, 4.979%, 12/01/17 ...........................................................             224,645        230,101
  FNMA, 4.983%, 3/01/19 ............................................................           2,840,582      2,844,308
  FNMA, 4.994%, 3/01/22 ............................................................                 828            825
  FNMA, 5.01%, 5/01/19 .............................................................           1,069,549      1,070,935
  FNMA, 5.021%, 9/01/32 ............................................................           2,076,173      2,070,476
  FNMA, 5.03%, 4/01/22 .............................................................           1,273,849      1,280,529
  FNMA, 5.054%, 4/01/35 ............................................................           1,297,490      1,296,162
  FNMA, 5.093%, 10/01/28 ...........................................................             127,479        126,939
  FNMA, 5.18%, 2/01/32 .............................................................             714,406        734,877
  FNMA, 5.233%, 6/01/35 ............................................................           8,563,241      8,475,836
  FNMA, 5.246%, 5/01/32 ............................................................           2,597,213      2,614,958
  FNMA, 5.287%, 6/01/32 ............................................................           2,007,891      2,053,327
  FNMA, 5.334%, 3/01/32 ............................................................             654,733        671,658
  FNMA, 5.338%, 1/01/19 ............................................................           1,000,123      1,011,058
  FNMA, 5.34%, 3/01/33 .............................................................           3,251,086      3,266,706
  FNMA, 5.40%, 4/01/32 .............................................................           2,720,752      2,734,347
  FNMA, 5.401%, 8/01/33 ............................................................           9,610,054      9,748,453
  FNMA, 5.411%, 4/01/19 ............................................................           1,219,646      1,224,698
  FNMA, 5.421%, 5/01/36 ............................................................           2,422,034      2,440,117
  FNMA, 5.422%, 1/01/26 ............................................................             815,042        836,374
  FNMA, 5.427%, 9/01/18 - 8/01/26 ..................................................           2,608,892      2,607,213
  FNMA, 5.427%, 9/01/34 ............................................................           5,048,561      5,087,720
  FNMA, 5.427%, 3/01/35 ............................................................           5,969,091      6,013,606
  FNMA, 5.461%, 5/01/36 ............................................................           3,976,982      4,006,872
  FNMA, 5.463%, 5/01/18 ............................................................           5,606,841      5,605,524
  FNMA, 5.483%, 8/01/32 ............................................................             832,666        850,909


                                                              Annual Report | 49

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FNMA, 5.49%, 5/01/32 ...............................................................      $    1,419,160   $ 1,456,469
  FNMA, 5.497%, 1/01/18 ..............................................................           9,113,766     9,170,474
  FNMA, 5.527%, 6/02/20 ..............................................................           1,768,639     1,770,055
  FNMA, 5.527%, 1/01/29 ..............................................................           4,713,933     4,756,555
  FNMA, 5.551%, 5/01/21 ..............................................................             876,157       885,001
  FNMA, 5.558%, 1/01/32 ..............................................................           2,291,003     2,294,256
  FNMA, 5.58%, 9/01/32 ...............................................................             681,393       689,162
  FNMA, 5.583%, 8/01/22 ..............................................................             188,683       191,961
  FNMA, 5.599%, 6/01/29 ..............................................................           1,353,670     1,374,553
  FNMA, 5.624%, 4/01/32 ..............................................................           1,584,745     1,614,433
  FNMA, 5.645%, 7/01/33 ..............................................................           2,369,779     2,414,540
  FNMA, 5.652%, 5/01/21 ..............................................................             496,428       502,378
  FNMA, 5.672%, 7/01/32 ..............................................................             531,326       538,669
  FNMA, 5.684%, 7/01/17 ..............................................................           1,123,935     1,124,325
  FNMA, 5.689%, 7/01/24 ..............................................................           1,458,085     1,479,119
  FNMA, 5.694%, 10/01/14 .............................................................             125,672       125,724
  FNMA, 5.705%, 2/01/32 ..............................................................             243,529       249,481
  FNMA, 5.722%, 6/01/32 ..............................................................             778,614       795,991
  FNMA, 5.791%, 10/01/22 .............................................................             670,928       675,934
  FNMA, 5.823%, 3/01/20 ..............................................................             250,684       258,424
  FNMA, 5.853%, 3/01/32 ..............................................................             544,294       556,333
  FNMA, 5.893%, 12/01/24 .............................................................             617,117       628,060
  FNMA, 5.898%, 1/01/19 ..............................................................           1,930,598     1,936,706
  FNMA, 5.899%, 11/01/18 .............................................................             160,812       162,418
  FNMA, 5.939%, 4/01/34 ..............................................................           7,163,312     7,210,577
  FNMA, 5.952%, 6/01/19 ..............................................................             423,964       428,588
  FNMA, 5.964%, 3/01/26 ..............................................................             926,692       949,008
  FNMA, 6.006%, 3/01/32 ..............................................................           4,789,903     4,889,688
  FNMA, 6.086%, 2/01/30 ..............................................................             510,656       514,648
  FNMA, 6.098%, 8/01/16 ..............................................................              27,599        27,761
  FNMA, 6.105%, 10/01/17 .............................................................             348,536       352,872
  FNMA, 6.131%, 8/01/21 ..............................................................           2,528,103     2,545,316
  FNMA, 6.16%, 2/01/32 ...............................................................             985,459     1,006,087
  FNMA, 6.163%, 6/01/19 ..............................................................             213,412       215,558
  FNMA, 6.231%, 11/01/27 .............................................................             121,326       123,849
  FNMA, 6.301%, 3/01/20 ..............................................................           2,986,042     3,010,593
  FNMA, 6.35%, 3/01/18 ...............................................................             200,006       200,563
  FNMA, 6.412%, 6/01/17 ..............................................................              24,844        25,013
  FNMA, 6.421%, 4/01/19 ..............................................................             769,248       776,040
  FNMA, 6.45%, 1/01/25 ...............................................................           3,911,247     3,941,522
  FNMA, 6.464%, 11/01/31 .............................................................             800,457       804,661
  FNMA, 6.468%, 5/01/19 ..............................................................             500,958       502,631
  FNMA, 6.471%, 1/01/16 ..............................................................             924,892       925,541
  FNMA, 6.483%, 1/01/19 ..............................................................             436,789       438,807
  FNMA, 6.511%, 4/01/27 ..............................................................           4,083,662     4,096,997
  FNMA, 6.52%, 9/01/30 ...............................................................             291,178       294,711
  FNMA, 6.549%, 11/01/31 .............................................................             359,675       366,918
  FNMA, 6.559%, 12/01/17 .............................................................             149,940       150,925


50 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FNMA, 6.564%, 3/01/22 ..............................................................      $       21,814    $   22,046
  FNMA, 6.575%, 3/01/19 ..............................................................             194,898       195,719
  FNMA, 6.588%, 2/01/19 ..............................................................             290,881       293,623
  FNMA, 6.606%, 2/01/31 ..............................................................             337,924       344,034
  FNMA, 6.621%, 6/01/19 ..............................................................             149,055       149,720
  FNMA, 6.628%, 10/01/32 .............................................................             137,480       140,051
  FNMA, 6.646%, 1/01/19 ..............................................................             620,226       626,617
  FNMA, 6.651%, 4/01/31 ..............................................................           2,172,830     2,208,731
  FNMA, 6.665%, 12/01/20 .............................................................             215,698       218,702
  FNMA, 6.673%, 2/01/29 ..............................................................             447,239       450,870
  FNMA, 6.701%, 1/01/35 ..............................................................           1,688,742     1,704,152
  FNMA, 6.707%, 12/01/18 .............................................................             309,014       311,680
  FNMA, 6.734%, 10/01/32 .............................................................           1,764,145     1,769,198
  FNMA, 6.746%, 5/01/27 ..............................................................           2,158,378     2,184,074
  FNMA, 6.754%, 3/01/19 ..............................................................             344,819       348,132
  FNMA, 6.756%, 10/01/24 .............................................................           8,200,000     8,378,399
  FNMA, 6.78%, 9/01/22 ...............................................................           1,298,928     1,313,583
  FNMA, 6.807%, 1/01/31 ..............................................................           1,039,161     1,057,797
  FNMA, 6.812%, 12/01/20 .............................................................             484,962       489,830
  FNMA, 6.84%, 5/01/32 ...............................................................             709,503       724,138
  FNMA, 6.853%, 5/01/25 ..............................................................           1,271,312     1,286,721
  FNMA, 6.854%, 6/01/19 ..............................................................             458,977       461,629
  FNMA, 6.867%, 7/01/24 ..............................................................             559,777       557,662
  FNMA, 6.919%, 3/01/21 ..............................................................             134,199       136,117
  FNMA, 6.927%, 11/01/30 .............................................................           5,985,590     6,086,599
  FNMA, 6.932%, 3/01/20 ..............................................................             274,804       277,833
  FNMA, 6.934%, 7/01/31 ..............................................................             209,267       212,796
  FNMA, 6.939%, 6/01/31 ..............................................................             699,292       707,951
  FNMA, 6.947%, 11/01/20 .............................................................             256,264       258,682
  FNMA, 6.96%, 10/01/31 ..............................................................           1,352,359     1,375,572
  FNMA, 6.963%, 12/01/27 .............................................................           1,237,134     1,266,111
  FNMA, 6.965%, 8/01/28 ..............................................................           2,643,215     2,691,704
  FNMA, 6.97%, 10/01/19 ..............................................................             565,249       571,308
  FNMA, 6.977%, 6/01/27 ..............................................................             896,925       914,455
  FNMA, 6.989%, 2/01/20 ..............................................................             522,592       525,779
  FNMA, 7.003%, 4/01/18 ..............................................................             195,445       200,105
  FNMA, 7.003%, 12/01/32 .............................................................           1,288,694     1,327,992
  FNMA, 7.009%, 12/01/19 .............................................................             315,546       320,113
  FNMA, 7.026%, 6/01/32 ..............................................................             430,489       437,446
  FNMA, 7.03%, 6/01/31 ...............................................................           1,009,476     1,018,992
  FNMA, 7.033%, 1/01/29 ..............................................................             653,896       673,856
  FNMA, 7.038%, 9/01/39 ..............................................................           1,111,351     1,134,583
  FNMA, 7.051%, 5/01/29 ..............................................................             246,107       251,563
  FNMA, 7.059%, 6/01/19 ..............................................................             661,723       672,917
  FNMA, 7.077%, 9/01/31 ..............................................................             661,618       668,041
  FNMA, 7.09%, 5/01/31 ...............................................................             120,333       122,904
  FNMA, 7.124%, 1/01/31 ..............................................................           1,100,862     1,119,460
  FNMA, 7.125%, 8/01/29 ..............................................................             482,878       487,921


                                                              Annual Report | 51

Franklin Investors Securities Trust

--------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                       PRINCIPAL AMOUNT     VALUE
--------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FNMA, 7.13%, 2/01/25 ...............................................................         $   102,675    $    103,407
  FNMA, 7.132%, 11/01/36 .............................................................           1,138,132       1,147,615
  FNMA, 7.135%, 8/01/29 ..............................................................             254,927         252,476
  FNMA, 7.16%, 11/01/17 ..............................................................           1,413,153       1,422,541
  FNMA, 7.167%, 4/01/30 ..............................................................             709,282         720,194
  FNMA, 7.18%, 8/01/31 ...............................................................             477,091         476,628
  FNMA, 7.199%, 6/01/32 ..............................................................             611,125         622,629
  FNMA, 7.252%, 10/01/30 .............................................................             544,905         549,780
  FNMA, 7.261%, 11/01/26 .............................................................             108,862         108,523
  FNMA, 7.323%, 7/01/26 ..............................................................           1,333,245       1,350,841
  FNMA, 7.393%, 6/01/28 ..............................................................           2,970,776       3,011,190
  FNMA, 7.405%, 11/01/31 .............................................................             305,793         307,923
  FNMA, 7.541%, 1/01/29 ..............................................................             586,505         592,736
  FNMA, 7.598%, 9/01/29 ..............................................................             263,099         265,730
  FNMA, 7.619%, 5/01/19 ..............................................................             425,878         434,270
  FNMA, 7.681%, 9/01/25 ..............................................................             894,522         909,632
  FNMA, 7.722%, 3/01/25 ..............................................................             246,070         243,856
                                                                                                              ------------
                                                                                                               237,020,581
                                                                                                              ------------
a GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 15.4%
  GNMA, 5.125%, 10/20/23 .............................................................           5,665,849       5,705,647
  GNMA, 5.125%, 11/20/23 - 10/20/26 ..................................................           5,126,356       5,165,397
  GNMA, 5.375%, 4/20/22 - 6/20/31 ....................................................          19,577,475      19,700,491
  GNMA, 5.375%, 4/20/32 ..............................................................           5,355,254       5,385,171
  GNMA, 5.375%, 6/20/32 ..............................................................           5,248,982       5,277,959
  GNMA, 5.500%, 7/20/29 - 9/20/31 ....................................................           7,864,113       7,899,530
  GNMA, 5.500%, 7/20/32 ..............................................................           5,500,219       5,521,666
  GNMA, 5.75%, 7/20/21 - 9/20/27 .....................................................           7,922,014       7,993,223
  GNMA, 6.75%, 7/20/25 ...............................................................              84,957          85,046
                                                                                                              ------------
                                                                                                                62,734,130
                                                                                                              ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $387,016,927) ...............................                         382,059,527
                                                                                                              ------------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
    (COST $100,222) 0.0% b
  FINANCE 0.0% b
a Travelers Mortgage Services Inc., 1998-5A, A, FRN, 4.449%, 12/25/18 ................              98,529          98,200
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $387,117,149) ....................................                         382,157,727
                                                                                                              ------------
                                                                                                ----------
                                                                                                  SHARES
                                                                                                ----------
  SHORT TERM INVESTMENTS 5.8%
  MONEY MARKET FUND (COST $20,469,677) 5.0%
c Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ...............          20,469,677      20,469,677
                                                                                                              ------------


52 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND                                                 PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
d REPURCHASE AGREEMENT (COST $3,124,744) 0.8%
   Joint Repurchase Agreement, 5.264%, 11/01/06 (Maturity Value $3,125,201) ......................     $   3,124,744    $  3,124,744
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $294,206)
    Banc of America Securities LLC (Maturity Value $294,206)
    Barclays Capital Inc. (Maturity Value $294,206)
    Bear, Stearns & Co. Inc. (Maturity Value $235,360)
    BNP Paribas Securities Corp. (Maturity Value $294,206)
    Deutsche Bank Securities Inc. (Maturity Value $294,206)
    Greenwich Capital Markets Inc. (Maturity Value $294,206)
    Lehman Brothers Inc. (Maturity Value $241,987)
    Merrill Lynch Government Securities Inc. (Maturity Value $294,206)
    Morgan Stanley & Co. Inc. (Maturity Value $294,206)
    UBS Securities LLC (Maturity Value $294,206)
     Collateralized by U.S. Government Agency Securities, 2.625% - 7.25%, 11/3/06 - 7/18/11;
       e U.S. Treasury Bills, 3/15/07; and U.S. Treasury Notes, 3.375% - 6.125%, 3/15/07 - 2/15/29
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $23,594,421) ................................................                        23,594,421
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $410,711,570) 99.3% ....................................................                       405,752,148
  OTHER ASSETS, LESS LIABILITIES 0.7% ............................................................                         2,917,962
                                                                                                                        ------------
  NET ASSETS 100.0% ..............................................................................                      $408,670,110
                                                                                                                        ============

See Selected Portfolio Abbreviations on page 99.

a     The coupon rate shown represents the rate at period end.

b     Rounds to less than 0.1% of net assets.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d     See Note 1(c) regarding repurchase agreements.

e A portion or all of the security is traded on a discount basis with no stated coupon rate.


Annual Report | The accompanying notes are an integral part of these financial statements. | 53

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                            ------------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS A                                                            2006           2005           2004           2003           2002
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................  $     10.11    $     10.13    $     10.03    $      9.69    $      9.95
                                                            ------------------------------------------------------------------------
Income from investment operations a:

 Net investment income ...................................        0.599          0.416          0.281          0.388          0.437

 Net realized and unrealized gains (losses) ..............       (0.048)        (0.018)         0.102          0.341         (0.248)
                                                            ------------------------------------------------------------------------
Total from investment operations .........................        0.551          0.398          0.383          0.729          0.189
                                                            ------------------------------------------------------------------------
Less distributions from net investment income ............       (0.601)        (0.418)        (0.283)        (0.389)        (0.449)
                                                            ------------------------------------------------------------------------
Redemption fees ..........................................           -- c           -- c           -- c           --             --
                                                            ------------------------------------------------------------------------
Net asset value, end of year .............................  $     10.06    $     10.11    $     10.13    $     10.03    $      9.69
                                                            =======================================================================
Total return b ...........................................         5.59%          4.00%          3.87%          7.65%          1.87%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $ 1,742,514    $ 1,890,591    $   615,002    $   127,660    $    49,389

Ratios to average net assets:

 Expenses ................................................         0.87% d        0.89% d        0.94% d        1.05%          1.12%

 Net investment income ...................................         5.94%          4.26%          2.71%          3.83%          4.33%

Portfolio turnover rate ..................................        74.56%         77.13%         50.52%         85.54%         76.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c     Amount rounds to less than $0.001 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


54 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                             ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
CLASS B                                                            2006          2005          2004          2003          2002
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $    10.10    $    10.12    $    10.02    $     9.68    $     9.95
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income (loss) .............................       0.524         0.339         0.207         0.328         0.379

 Net realized and unrealized gains (losses) ...............      (0.037)       (0.015)        0.105         0.333        (0.251)
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.487         0.324         0.312         0.661         0.128
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.527)       (0.344)       (0.212)       (0.321)       (0.398)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- c          -- c          -- c          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $    10.06    $    10.10    $    10.12    $    10.02    $     9.68
                                                             ==================================================================
Total return b ............................................        4.93%         3.25%         3.14%         6.92%         1.24%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $   60,972    $   65,687    $   69,331    $   28,637    $   17,162

Ratios to average net assets:

 Expenses .................................................        1.60% d       1.62% d       1.68% d       1.74%         1.72%

 Net investment income ....................................        5.21%         3.53%         1.97%         3.14%         3.73%

Portfolio turnover rate ...................................       74.56%        77.13%        50.52%        85.54%        76.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c     Amount rounds to less than $0.001 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 55

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND


                                                            -----------------------------------------------------------------------
                                                                                        YEAR ENDED OCTOBER 31,
CLASS C                                                            2006           2005           2004           2003           2002
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................  $     10.11    $     10.13    $     10.03    $      9.69    $      9.95
                                                            -----------------------------------------------------------------------
Income from investment operations a:

 Net investment income ...................................        0.561          0.373          0.239          0.351          0.405

 Net realized and unrealized gains (losses) ..............       (0.039)        (0.015)         0.102          0.337         (0.245)
                                                            -----------------------------------------------------------------------
Total from investment operations .........................        0.522          0.358          0.341          0.688          0.160
                                                            -----------------------------------------------------------------------
Less distributions from net investment income ............       (0.562)        (0.378)        (0.241)        (0.348)        (0.420)
                                                            -----------------------------------------------------------------------
Redemption fees ..........................................           -- c           -- c           -- c           --             --
                                                            -----------------------------------------------------------------------
Net asset value, end of year .............................  $     10.07    $     10.11    $     10.13    $     10.03    $      9.69
                                                            =======================================================================
Total return b ...........................................         5.29%          3.59%          3.44%          7.21%          1.57%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $   380,599    $   331,218    $   270,104    $    95,802    $    54,585

Ratios to average net assets:

 Expenses ................................................         1.26% d        1.29% d        1.34% d        1.46%          1.42%

 Net investment income ...................................         5.55%          3.86%          2.31%          3.42%          4.03%

Portfolio turnover rate ..................................        74.56%         77.13%         50.52%         85.54%         76.17%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c     Amount rounds to less than $0.001 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


56 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN FLOATING RATE DAILY ACCESS FUND

                                                             ------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                      2006          2005          2004          2003          2002
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $    10.12    $    10.13    $    10.04    $     9.70    $     9.95
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.630         0.438         0.307         0.411         0.464

 Net realized and unrealized gains (losses) ...............      (0.043)       (0.004)        0.092         0.343        (0.241)
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.587         0.434         0.399         0.754         0.223
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.627)       (0.444)       (0.309)       (0.414)       (0.473)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- b          -- b          -- b          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $    10.08    $    10.12    $    10.13    $    10.04    $     9.70
                                                             ==================================================================
Total return ..............................................        5.96%         4.37%         4.03%         7.92%         2.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $   94,185    $   38,822    $   37,810    $    7,602    $    5,874

Ratios to average net assets:

 Expenses .................................................        0.62% c       0.64% c       0.69% c       0.80%         0.87%

 Net investment income ....................................        6.19%         4.51%         2.96%         4.08%         4.58%

Portfolio turnover rate ...................................       74.56%        77.13%        50.52%        85.54%        76.17%


a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Amount rounds to less than $0.001 per share.

c     Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 57

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 91.2%
b,c SENIOR FLOATING RATE INTERESTS 91.2%
    ADVERTISING/MARKETING SERVICES 0.1%
    Adams Outdoor Advertising Inc., Term Loan B,
     7.13% - 7.15%, 10/15/12 ..................................................   United States      $  2,736,780     $ 2,739,982
                                                                                                                      -----------
    AEROSPACE & DEFENSE 2.9%
    BE Aerospace Inc., Term Loan B, 7.14% - 9.25%, 8/24/12 ....................   United States         5,300,000       5,319,239
    CACI International Inc., Term Loan B, 6.87% - 7.00%, 5/03/11 ..............   United States         9,764,773       9,775,905
    DRS Technologies Inc., Term Loan, 6.88% - 6.90%, 1/31/13 ..................   United States         5,346,066       5,326,553
    Dyncorp International, Term Loan B, 7.688% - 7.813%, 2/11/11 ..............   United States         7,880,000       7,934,766
    GenCorp Inc.,
      L/C, 8.57%, 12/06/10 ....................................................   United States         1,864,078       1,866,277
      Term Loan B, 8.65%, 12/06/10 ............................................   United States         1,726,922       1,728,960
    ILC Industries Inc., Term Loan B, 7.867%, 2/24/12 .........................   United States         2,878,275       2,883,945
    K&F Acquisition Inc., Term Loan C, 7.32%, 11/18/12 ........................   United States         3,233,482       3,245,576
    MRO Acquisition Corp. (Piedmont), First Lien Term Loan,
     7.90%, 8/27/10 ...........................................................   United States         5,044,586       5,075,005
    Onex Wind Finance LP (Mid-Western Aircraft),
     Term Loan B, 7.57%, 12/31/11 .............................................   United States         2,763,769       2,783,226
    SI International Inc., Term Loan, 7.32% - 7.46%, 2/09/11 ..................   United States         1,620,970       1,627,648
    TransDigm Inc., Term Loan B, 7.389%, 6/23/13 ..............................   United States         9,100,000       9,098,635
    Vought Aircraft Industries Inc.,
      L/C Term Loan, 7.822%, 12/22/10 .........................................   United States         1,000,000       1,002,640
      Term Loan B, 7.87% - 7.88%, 12/22/11 ....................................   United States         8,552,280       8,572,378
                                                                                                                      -----------
                                                                                                                       66,240,753
                                                                                                                      -----------
    AIRLINES 0.1%
    United Air Lines Inc.,
       Delay Draw, 9.125%, 2/01/12 ............................................   United States           356,373         360,710
       Term Loan B, 9.25%, 2/01/12 ............................................   United States         2,494,609       2,524,968
                                                                                                                      -----------
                                                                                                                        2,885,678
                                                                                                                      -----------
    ALUMINUM 0.4%
    Novelis Corp., U.S. Term Loan, 7.718%, 1/09/12 ............................   United States         5,775,887       5,801,543
    Novelis Inc., Canadian Term Loan, 7.718%, 1/09/12 .........................      Canada             3,325,511       3,340,283
                                                                                                                      -----------
                                                                                                                        9,141,826
                                                                                                                      -----------
    APPAREL/FOOTWEAR 0.9%
    Hanesbrands Inc., Term Loan B, 7.625% - 7.688%, 9/05/13 ...................   United States         5,500,000       5,539,930
    St. John Knits International Inc., Term Loan B, 9.32%, 3/23/12 ............   United States         1,601,013       1,596,658
    Warnaco Inc., Term Loan, 6.82% - 8.75%, 1/31/13 ...........................   United States         5,273,500       5,235,794
    The William Carter Co., Term Loan B, 6.85% - 6.876%, 7/14/12 ..............   United States         8,093,717       8,077,772
                                                                                                                      -----------
                                                                                                                       20,450,154
                                                                                                                      -----------
    APPAREL/FOOTWEAR RETAIL 0.2%
    Easton Bell Sports Inc., Term Loan B, 7.07% - 9.00%, 3/16/12 ..............   United States         3,736,237       3,730,857
                                                                                                                      -----------


58 | Annual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY       PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    AUTO PARTS: ORIGINAL EQUIPMENT MANUFACTURER 2.7%
    Accuride Corp., Term Loan B, 7.438%, 1/31/12 ..............................   United States      $   3,405,682     $ 3,416,324
    Cooper Standard Automotive Inc.,
      Term Loan B, 7.875%, 12/23/11 ...........................................      Canada              4,513,474       4,493,840
      Term Loan C, 7.875%, 12/23/11 ...........................................   United States          8,335,679       8,299,419
      Term Loan D, 7.875%, 12/23/11 ...........................................   United States          1,687,250       1,679,219
    Dayco Products LLC (Mark IV), Term Loan B, 7.83% - 8.10%, 6/21/11 .........   United States          8,939,912       8,972,900
    Key Plastics LLC and Key Safety Inc., First Lien Term Loan,
     8.82% - 8.90%, 6/25/10 ...................................................   United States          4,670,343       4,672,304
    Tenneco Automotive Inc.,
      L/C Term Loan, 7.311%, 12/12/10 .........................................   United States          4,203,691       4,210,207
      Term Loan B, 7.19%, 12/10/10 ............................................   United States          8,057,117       8,069,606
    TRW Automotive Inc.,
      Term Loan B, 7.188%, 6/30/12 ............................................   United States         10,070,625      10,008,892
      Term Loan B2, 6.813%, 6/30/12 ...........................................   United States          2,282,750       2,268,757
      Term Loan E, 6.75%, 10/31/10 ............................................   United States          6,373,888       6,369,242
                                                                                                                       -----------
                                                                                                                        62,460,710
                                                                                                                       -----------
    AUTOMOTIVE AFTERMARKET 0.6%
    Affinia Group Inc., Term Loan B, 8.376%, 11/30/11 .........................   United States          9,811,452       9,863,580
    United Components Inc., Term Loan D, 7.70%, 6/29/12 .......................   United States          4,071,611       4,061,758
                                                                                                                       -----------
                                                                                                                        13,925,338
                                                                                                                       -----------
    BEVERAGES: ALCOHOLIC 0.8%
    Constellation Brands Inc., Term Loan B, 6.875% - 6.938%, 6/05/13 ..........   United States         12,916,667      12,963,038
    Southern Wine & Spirits of America Inc., Term Loan B, 6.867%, 5/31/12 .....   United States          4,236,855       4,236,558
                                                                                                                       -----------
                                                                                                                        17,199,596
                                                                                                                       -----------
    BROADCASTING 2.8%
    Alliance Atlantis Communications Inc., Term Loan C, 6.867%, 12/16/11 ......   United States          6,008,500       5,969,505
    Cumulus Media Inc., Term Loan B, 7.32% - 7.626%, 6/07/13 ..................   United States          6,683,250       6,706,708
    Emmis Operating Co., Term Loan B, 8.25%, 11/01/13 .........................   United States          3,000,000       3,014,610
    Entravision Communications Corp., Term Loan B, 6.87%, 3/29/13 .............   United States         18,124,000      18,011,812
    Gray Television Inc.,
      2006 Incremental Facility Loan, 6.88%, 5/22/13 ..........................   United States          1,862,181       1,850,449
      Term Loan B, 6.87% - 6.88%, 11/22/12 ....................................   United States          4,004,381       3,980,235
    LBI Media Inc., Term Loan B, 6.763%, 3/31/12 ..............................   United States            995,000         980,791
    Mission Broadcasting Inc., Term Loan B, 7.117%, 10/01/12 ..................   United States          6,983,404       6,966,155
    NEP Supershooters LP, First Lien Term Loan, 9.37% - 9.47%, 2/03/11 ........   United States          1,911,112       1,933,873
    Nexstar Broadcasting Inc., Term Loan B, 7.117%, 10/01/12 ..................   United States          6,618,617       6,602,269
    NextMedia Inc.,
      Delay Draw, 7.32%, 11/15/12 .............................................   United States          1,096,615       1,095,382
      Term Loan B, 7.32%, 11/15/12 ............................................   United States          2,467,385       2,467,311
    Spanish Broadcasting System Inc., Term Loan B, 7.12%, 6/11/12 .............   United States          4,629,500       4,608,528
                                                                                                                       -----------
                                                                                                                        64,187,628
                                                                                                                       -----------


                                                              Annual Report | 59

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    BUILDING PRODUCTS 2.1%
    Building Materials Holding Corp., Term Loan B, 7.12%, 8/21/10 .............   United States      $   1,935,000     $  1,935,813
    Euramax International Inc., Domestic Term Loan, 8.188%, 6/29/12 ...........   United States          8,685,421        8,703,660
    Goodman Global Holdings Inc., Term Loan C, 7.25%, 12/15/11 ................   United States          5,384,422        5,363,315
    Headwaters Inc., Term Loan B, 7.38%, 4/30/11 ..............................   United States          6,691,306        6,693,782
    NCI Building Systems Inc., Term Loan B, 6.82% - 6.87%, 6/18/10 ............   United States          4,609,764        4,612,253
    Nortek Inc., Term Loan, 7.32% - 9.25%, 8/27/11 ............................   United States         20,627,579       20,624,279
                                                                                                                       ------------
                                                                                                                         47,933,102
                                                                                                                       ------------
    CABLE/SATELLITE TELEVISION 7.8%
d,e Century Cable (Adelphia),
      Discretionary Term Loan, 10.25%, 12/31/09 ...............................   United States          3,000,000        2,947,500
      Term Loan B, 10.25%, 6/30/09 ............................................   United States          2,000,000        1,960,000
    Charter Communications Operating LLC, Term Loan B, 8.005%, 4/28/13 ........   United States         14,191,120       14,301,386
    CSC Holdings Inc. (Cablevision), Incremental Term Loan,
     7.073% - 7.218%, 3/29/13 .................................................   United States         30,447,000       30,428,732
    DIRECTV Holdings LLC, Term Loan B, 6.82%, 4/13/13 .........................   United States          9,982,788        9,982,289
  f Insight Midwest Holdings,
      Delayed Draw Term Loan, 9.50%, 4/02/14 ..................................   United States          4,600,000        4,638,410
      Term Loan B, 9.50%, 4/02/14 .............................................   United States         13,800,000       13,915,230
    Intelsat Corp. (Panamsat), Term Loan B2, 7.872%, 7/03/13 ..................   United States         11,317,510       11,407,937
    Intelsat Subsidiary Holding Co. Ltd., Term Loan B, 7.622%, 6/30/13 ........   United States         13,353,524       13,420,559
    MCC Iowa,
      Term Loan D-1, 6.752% - 7.37%, 1/31/15 ..................................   United States          8,025,414        8,019,234
      Term Loan D-2 (Delayed Draw), 7.38%, 1/31/15 ............................   United States          2,300,000        2,298,229
    Mediacom Broadband (MCC Iowa), Term Loan A,
      6.32% - 6.62%, 3/31/10 ..................................................   United States          3,931,250        3,884,075
    Mediacom LLC, Term Loan C, 7.002% - 7.37%, 1/31/15 ........................   United States          6,625,000        6,624,006
    NTL Dover LLC, Tranche B4, 7.32%, 12/31/12 ................................   United States         10,754,098       10,784,210
d,e Olympus Cable Holdings (Adelphia), Term Loan B, 10.25%, 9/30/10 ...........   United States          2,000,000        1,965,000
d,e UCA-HHC (Adelphia), Term Loan, 9.50%, 3/31/08 .............................   United States         21,932,500       21,493,850
    UPC Financing Partnership,
      Term Loan J2, 7.64%, 3/31/13 ............................................    Netherlands           9,220,000        9,254,206
      Term Loan K2, 7.64%, 12/31/13 ...........................................    Netherlands           9,220,000        9,254,206
                                                                                                                       ------------
                                                                                                                        176,579,059
                                                                                                                       ------------
    CASINOS/GAMING 2.4%
    Ameristar Casinos Inc., Term Loan B, 6.90%, 11/10/12 ......................   United States          2,411,738        2,417,550
    Boyd Gaming Corp., Term Loan B, 6.867%, 6/30/11 ...........................   United States          1,432,879        1,431,002
    CCM Merger Inc. (MotorCity Casino), Term Loan B,
     7.367% - 7.40%, 7/13/12 ..................................................   United States          5,215,126        5,192,649
    Global Cash Access LLC, Term Loan B, 9.00%, 3/10/10 .......................   United States          2,814,788        2,837,250
    Greektown Casinos LLC, Term Loan B, 7.89%, 12/03/12 .......................   United States          5,629,827        5,661,580
    Isle of Capri Black Hawk LLC, Term Loan, 7.35% - 7.48%, 10/24/11 ..........   United States          4,005,534        3,997,163
    Penn National Gaming Inc.,
       Term Loan A, 7.02% - 7.25%, 10/03/11 ...................................   United States          2,534,884        2,535,467
       Term Loan B, 7.02% - 7.25%, 10/03/12 ...................................   United States          7,917,519        7,952,752
    Venetian Casino Resorts,
       Delay Draw, 7.12%, 6/15/11 .............................................   United States          2,393,162        2,390,889
       Term Loan B, 7.12%, 6/15/11 ............................................   United States         11,606,838       11,595,811


60 | Annual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CASINOS/GAMING (CONTINUED)
    VML US Finance LLC (Venetian Macau), Term Loan B, 8.12%, 5/26/13 ..........   United States      $   8,933,333     $ 8,981,127
                                                                                                                       -----------
                                                                                                                        54,993,240
                                                                                                                       -----------
    CHEMICALS: MAJOR DIVERSIFIED 3.3%
    Basell BV,
       Term Loan B4, 7.60%, 8/01/13 ...........................................    Netherlands             183,333         184,574
       Term Loan C4, 8.35%, 8/01/14 ...........................................    Netherlands             183,333         184,681
    Basell USA Inc.,
       Term Loan B2, 7.60%, 8/01/13 ...........................................   United States            916,667         923,844
       Term Loan C2, 8.35%, 8/01/14 ...........................................   United States            916,667         923,404
    BCP Crystal U.S. Holdings Corp. (Celanese), Term Loan B, 7.367%,
     4/06/11 ..................................................................   United States         13,751,143      13,780,846
    Huntsman International LLC, Term Loan B, 7.07%, 8/16/12 ...................   United States         20,882,019      20,859,258
    Ineos U.S. Finance LLC,
       Term Loan B2, 7.611% - 7.615%, 12/16/13 ................................   United States          3,600,000       3,629,448
       Term Loan C2, 8.111% - 8.115%, 12/23/14 ................................   United States          3,600,000       3,629,592
    Invista Canada Co., Term Loan B2, 6.875%, 4/29/11 .........................      Canada              3,998,423       4,009,019
    Invista SARL, Term Loan B1, 6.875%, 4/29/11 ...............................    Luxembourg            7,543,098       7,563,087
    Lyondell Chemical Co., Term Loan, 7.11%, 8/16/13 ..........................   United States         18,500,000      18,606,005
                                                                                                                       -----------
                                                                                                                        74,293,758
                                                                                                                       -----------
    CHEMICALS: SPECIALTY 2.9%
    Brenntag Holding GM,
       Acquisition Facility, 8.08%, 12/23/13 ..................................      Germany               824,727         824,604
       Term Loan B2, 8.08%, 12/23/13 ..........................................   United States          3,375,273       3,374,766
    Compass Minerals Group Inc., Term Loan, 6.87% - 6.88%, 12/22/12 ...........   United States          6,078,337       6,095,539
    Hexion Specialty Chemicals BV, Term Loan C-2, 7.37%, 5/03/13 ..............    Netherlands           5,025,941       4,962,162
    Hexion Specialty Chemicals Inc., Term Loan C-1, 7.375%, 5/03/13 ...........   United States         23,136,661      22,843,057
    ISP Chemco Inc., Term Loan, 7.188% - 7.625%, 2/16/13 ......................   United States          5,074,500       5,081,401
    Nalco Co., Term Loan B, 7.07% - 7.30%, 11/04/10 ...........................   United States         12,826,866      12,878,687
    Rockwood Specialties Group Inc., Term Loan E, 7.376%, 7/30/12 .............   United States          5,904,553       5,925,455
    Vertellus Specialties Inc., First Lien Term Loan,
     8.62% - 8.63%, 7/10/13 ...................................................   United States          4,488,750       4,478,920
                                                                                                                       -----------
                                                                                                                        66,464,591
                                                                                                                       -----------
    COAL 0.2%
    Alpha Natural Resources LLC, Term Loan B, 7.117%, 10/26/12 ................   United States          5,657,250       5,657,137
                                                                                                                       -----------
    COMMERCIAL PRINTING/FORMS 0.1%
    Cenveo Corp., Term Loan B, 7.372% - 7.39%, 6/21/13 ........................   United States          3,092,250       3,095,064
                                                                                                                       -----------
    CONSTRUCTION MATERIALS 0.1%
    Gibraltar Industries Inc., Term Loan B, 7.125%, 12/08/10 ..................   United States          2,488,500       2,491,909
                                                                                                                       -----------


                                                              Annual Report | 61

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER SUNDRIES 0.4%
    Central Garden & Pet Co., Term Loan B, 6.82%, 9/30/12 .....................   United States      $   5,401,614     $ 5,403,775
    Nutro Products Inc., Term Loan B, 7.367%, 4/26/13 .........................   United States          4,776,000       4,773,421
                                                                                                                       -----------
                                                                                                                        10,177,196
                                                                                                                       -----------
    CONTAINERS/PACKAGING 2.1%
    Altivity Packaging LLC (Bluegrass Container Co.),
       Delayed Draw First Lien Term Loan, 7.574% - 7.617%, 6/30/13 ............   United States          2,090,518       2,098,838
       First Lien Term Loan, 7.573% - 8.50%, 6/30/13 ..........................   United States          6,986,732       7,014,539
    Berry Plastics Holding Corp., Term Loan B, 7.10% - 7.124%, 9/20/13 ........   United States          1,982,000       1,982,813
    BWAY Corp., Term Loan B, 7.125%, 7/17/13 ..................................   United States          2,692,895       2,695,345
    Graham Packaging Co.,
       First Lien Term Loan, 7.625% - 7.875%, 10/07/11 ........................   United States         16,715,240      16,775,247
       Incremental Term Loan B, 7.625% - 7.688%, 10/07/11 .....................   United States          1,293,418       1,297,518
    Graphic Packaging International Corp., Term Loan C, 7.75% - 8.14%,
     8/08/10 ..................................................................   United States          3,635,583       3,674,048
    Intertape Polymer Group Inc., Term Loan B, 7.62% - 7.64% 7/28/11 ..........   United States          7,408,000       7,412,519
    Smurfit-Stone Container Canada Inc.,
       Term Loan C, 7.625% - 7.688%, 11/01/11 .................................      Canada              1,463,138       1,474,024
       Term Loan C-1, 7.625%, 11/01/11 ........................................      Canada                460,651         468,860
    Smurfit-Stone Container Enterprises,
       L/C Term Loan, 5.22%, 11/01/10 .........................................   United States            608,628         612,371
       Term Loan B, 7.625% - 7.688%, 11/01/11 .................................   United States          2,861,977       2,883,270
                                                                                                                       -----------
                                                                                                                        48,389,392
                                                                                                                       -----------
    DATA PROCESSING SERVICES 0.2%
    InfoUSA Inc., Term Loan B, 7.08%, 2/14/12 .................................   United States          4,667,075       4,678,556
                                                                                                                       -----------
    DEPARTMENT STORES 0.3%
    Neiman Marcus Group Inc., Term Loan, 7.641%, 4/06/13 ......................   United States          6,455,696       6,464,734
                                                                                                                       -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.5%
    Alaska Communications Systems Holdings Inc.,
       2006-1 Incremental Facility Loan, 7.117%, 2/01/12 ......................   United States            500,000         499,275
       Incremental Term Loan, 7.117%, 2/01/12 .................................   United States          1,728,567       1,725,317
       Term Loan, 7.117%, 2/01/12 .............................................   United States          8,357,133       8,341,422
    Cincinnati Bell Inc., Term Loan, 6.82% - 7.028%, 8/31/12 ..................   United States          3,960,000       3,946,378
    Consolidated Communications Inc., Term Loan D, 7.367% - 7.41%,
     10/14/11 .................................................................   United States          6,214,286       6,218,946
    Wind Telecomunicazioni SpA,
       Term Loan B, 8.668%, 9/30/13 ...........................................       Italy              5,850,000       5,875,272
       Term Loan C, 8.168%, 9/30/14 ...........................................       Italy              5,850,000       5,890,658
  g Winstar Communications Inc., DIP, 2/20/49 .................................   United States          1,837,576       2,517,479
                                                                                                                       -----------
                                                                                                                        35,014,747
                                                                                                                       -----------
    DRUG STORE CHAINS 0.1%
    The Jean Coutu Group (PJC) Inc., Term Loan B,
     7.875% - 7.938%, 7/30/11 .................................................      Canada              2,950,776       2,956,058
                                                                                                                       -----------


62 | Annual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    ELECTRIC UTILITIES 2.5%
    Astoria Generating Co. Acquisitions LLC,
       L/C Term Loan, 7.32%, 2/23/11 ..........................................   United States      $     503,384     $   505,881
       Term Loan B, 7.39%, 2/23/13 ............................................   United States          2,554,383       2,571,906
    LSP General Finance Co. LLC,
       Delay Draw, 7.117%, 5/04/13 ............................................   United States            194,769         194,857
       Term Loan, 7.117%, 5/04/13 .............................................   United States          4,579,520       4,581,581
    Midwest Generation LLC, Term Loan, 6.87% - 6.99%, 4/27/11 .................   United States          2,664,291       2,681,876
    NRG Energy Inc.,
       Credit Link, 7.367%, 2/01/13 ...........................................   United States          8,126,473       8,177,589
       Term Loan B, 7.367%, 2/01/13 ...........................................   United States         33,475,309      33,685,534
    Pike Electric Inc.,
       Term Loan B, 6.875%, 7/02/12 ...........................................   United States          2,447,059       2,450,362
       Term Loan C, 6.875%, 12/10/12 ..........................................   United States          1,392,941       1,394,111
                                                                                                                       -----------
                                                                                                                        56,243,697
                                                                                                                       -----------
    ELECTRICAL PRODUCTS 0.2%
    EnerSys Capital Inc., Term Loan D, 7.374% - 7.594%, 3/17/11 ...............   United States          4,849,705       4,867,067
                                                                                                                       -----------
    ELECTRONIC COMPONENTS 0.2%
    Sanmina-SCI Corp., Term Loan, 7.88%, 1/31/08 ..............................   United States          4,100,000       4,110,291
                                                                                                                       -----------
    ELECTRONICS/APPLIANCES 1.4%
    DEI Sales Inc., Term Loan B, 7.82% - 7.91%, 9/22/13 .......................   United States          5,785,500       5,796,955
    Eastman Kodak Co.,
       Term Loan B1, 7.57% - 7.649%, 10/18/12 .................................   United States          7,357,794       7,384,356
       Term Loan B2 (Delayed Draw), 7.57% - 7.655%, 10/18/12 ..................   United States          6,906,514       6,932,413
    Jarden Corp.,
       Term Loan B1, 7.367%, 1/24/12 ..........................................   United States            756,851         759,977
       Term Loan B2, 7.117%, 1/24/12 ..........................................   United States         10,506,736      10,510,624
                                                                                                                       -----------
                                                                                                                        31,384,325
                                                                                                                       -----------
    ENVIRONMENTAL SERVICES 2.0%
  f Allied Waste North America Inc.,
       Credit Link, 5.323%, 1/15/12 ...........................................   United States          8,025,415       8,020,760
       Term Loan B, 7.07% - 7.21%, 1/15/12 ....................................   United States         20,226,765      20,215,033
    Casella Waste Systems Inc., Term Loan B, 7.40% - 7.472%, 4/28/10 ..........   United States          2,300,000       2,305,566
    EnviroSolutions Inc., Term Loan B, 8.902% - 8.92%, 7/07/12 ................   United States          5,661,764       5,703,038
    IESI Corp., Term Loan B, 7.124% - 7.149%, 1/20/12 .........................   United States          3,800,000       3,792,894
    Safety-Kleen Systems Inc.,
       Synthetic L/C, 7.875%, 8/02/13 .........................................   United States            572,881         573,368
       Term Loan B, 7.875%, 8/02/13 ...........................................   United States          2,027,119       2,028,842
    Synagro Technologies Inc.,
       Delay Draw, 7.57%, 4/29/12 .............................................   United States            471,429         472,819
       Term Loan B, 7.57%, 4/29/12 ............................................   United States          2,828,571       2,836,916
                                                                                                                       -----------
                                                                                                                        45,949,236
                                                                                                                       -----------


                                                              Annual Report | 63

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    FINANCE/RENTAL/LEASING 1.3%
    Ashtead Holdings LLC, Term Loan, 7.14%, 8/31/11 ...........................   United States      $   3,800,000     $ 3,794,870
    Avis Budget Car Rental LLC, Term Loan, 6.63%, 4/19/12 .....................   United States          9,475,714       9,475,430
    Baker Tanks Inc., Term Loan, 7.82%, 11/23/12 ..............................   United States          1,423,125       1,427,764
    Hertz Corp.,
      Credit Link, 5.39%, 12/21/12 ............................................   United States          1,535,410       1,542,642
      Term Loan B, 7.60% - 7.73%, 12/21/12 ....................................   United States         12,198,758      12,256,215
                                                                                                                       -----------
                                                                                                                        28,496,921
                                                                                                                       -----------
    FINANCIAL CONGLOMERATES 1.7%
    Fidelity National Information Services Inc., Term Loan B,
     7.07%, 3/08/13 ...........................................................   United States         24,553,067      24,637,038
    Nasdaq Stock Market Inc.,
      Term Loan B, 7.07% - 7.117%, 4/18/12 ....................................   United States          8,346,178       8,341,922
      Term Loan C (Delayed Draw), 7.03% - 7.16%, 4/18/12 ......................   United States          4,911,502       4,908,998
                                                                                                                       -----------
                                                                                                                        37,887,958
                                                                                                                       -----------
    FOOD DISTRIBUTORS 0.2%
    OSI Group LLC,
      Dutch Term Loan, 7.367%, 9/02/11 ........................................    Netherlands           1,499,265       1,496,042
      German Term Loan, 7.367%, 9/02/11 .......................................      Germany             1,199,412       1,196,833
      U.S. Term Loan, 7.367%, 9/02/11 .........................................   United States          2,698,677       2,692,875
                                                                                                                       -----------
                                                                                                                         5,385,750
                                                                                                                       -----------
    FOOD: MAJOR DIVERSIFIED 1.4%
    Birds Eye Foods Inc. (Agrilink Foods), Term Loan B, 8.07%, 6/30/08 ........   United States          7,037,185       7,079,408
    Del Monte Foods Co., Term Loan B, 6.82% - 7.072%, 2/08/12 .................   United States          7,541,322       7,536,948
    Dole Food Co. Inc., Term Loan B, 7.438% - 9.25%, 4/12/13 ..................   United States          1,533,734       1,511,894
    Pinnacle Foods Group Inc., Term Loan B, 7.33% - 7.39%, 11/25/10 ...........   United States         10,031,410      10,027,197
    Solvest Ltd. (Dole),
      L/C, 5.244%, 4/12/13 ....................................................      Bermuda               685,085         675,329
      Term Loan C, 7.438% - 9.25%, 4/12/13 ....................................      Bermuda             5,112,447       5,039,646
                                                                                                                       -----------
                                                                                                                        31,870,422
                                                                                                                       -----------
    FOOD: MEAT/FISH/DAIRY 0.2%
    Bumble Bee Foods LLC, Term Loan B, 7.039% - 7.249%, 5/02/12 ...............   United States          2,000,000       1,998,120
    Michael Foods Inc., Term Loan B1, 7.387% - 7.553%, 11/21/10 ...............   United States          2,731,409       2,729,333
                                                                                                                       -----------
                                                                                                                         4,727,453
                                                                                                                       -----------
    FOOD: SPECIALTY/CANDY 0.8%
    CBRL Group (Cracker Barrel), Term Loan B1, 6.83% - 6.97%, 4/27/13 .........   United States          5,849,685       5,849,509
    Herbalife International Inc., Term Loan B, 6.82% - 6.87%, 7/21/13 .........   United States          3,690,000       3,690,849
    Otis Spunkmeyer Inc., Term Loan B, 10.00%, 6/30/11 ........................   United States          5,954,224       5,980,542
    Sonic Corp., Term Loan B, 7.32%, 9/14/13 ..................................   United States          2,952,000       2,954,804
                                                                                                                       -----------
                                                                                                                        18,475,704
                                                                                                                       -----------
    FOREST PRODUCTS 0.1%
    Roseburg Forest Products (RLC Industries), Term Loan B,
     6.82%, 2/24/10 ...........................................................   United States          3,353,036       3,353,472
                                                                                                                       -----------


64 | Annual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    HOME FURNISHINGS 0.6%
    Knoll Inc., Term Loan, 7.117%, 10/03/12 ...................................   United States      $   3,437,240     $ 3,435,315
    National Bedding Co. LLC, Term Loan, 7.35% - 7.39%, 8/31/11 ...............   United States          4,598,140       4,625,131
    Simmons Bedding Company, Term Loan D, 7.125% - 7.625%, 12/19/11 ...........   United States          5,107,391       5,145,390
                                                                                                                       -----------
                                                                                                                        13,205,836
                                                                                                                       -----------
    HOME IMPROVEMENT CHAINS 0.2%
    Harbor Freight Tools USA Inc., Term Loan C, 7.176%, 7/15/10 ...............   United States          4,480,719       4,477,000
                                                                                                                       -----------
    HOMEBUILDING 1.1%
    CONTECH Construction Products Inc., Term Loan B,
     7.35% - 7.38%, 1/31/13 ...................................................   United States          2,058,090       2,058,769
    Lanoga Corp. (Pro-Build Holdings), Term Loan B, 7.117%, 6/29/13 ...........   United States          4,189,500       4,185,185
    Propex Fabrics Inc., Term Loan B, 7.63%, 7/31/12 ..........................   United States          2,050,125       2,044,098
    Stile Acquisition Corp. (Masonite), Canadian Term Loan,
     7.367% - 7.38%, 4/05/13 ..................................................      Canada              8,374,029       8,251,601
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
     7.367% - 7.38%, 4/05/13 ..................................................   United States          8,388,295       8,265,658
                                                                                                                       -----------
                                                                                                                        24,805,311
                                                                                                                       -----------
    HOSPITAL/NURSING MANAGEMENT 1.8%
    Iasis Healthcare LLC, Term Loan B, 7.617% - 7.62%, 6/22/11 ................   United States         11,221,390      11,293,656
    LifePoint Hospitals Inc., Term Loan B, 6.945%, 4/15/12 ....................   United States         18,399,292      18,336,734
    Vanguard Health Holding Co. II LLC, Term Loan C, 7.868%, 9/23/11 ..........   United States         11,304,990      11,329,725
                                                                                                                       -----------
                                                                                                                        40,960,115
                                                                                                                       -----------
    HOTEL/RESORTS/CRUISELINES 0.1%
    Kuilima Resort Co. (Turtle Bay), First Lien Term Loan,
     8.07%, 9/30/10 ...........................................................   United States          1,919,295       1,867,993
                                                                                                                       -----------
    HOUSEHOLD/PERSONAL CARE 0.7%
    Acco Brands Corp., Term Loan B, 7.124% - 7.149%, 8/17/12 ..................   United States          3,526,807       3,531,216
    American Safety Razor Co., Term Loan B, 7.87% - 7.88%, 7/31/13 ............   United States            743,138         747,619
    Prestige Brands Inc., Term Loan B, 7.71% - 9.50%, 4/06/11 .................   United States          2,991,919       3,000,746
    Spectrum Brands Inc., Term Loan B, 8.37% - 8.44%, 2/06/12 .................   United States          6,033,579       6,058,359
    VJCS Acquisition Inc., Term Loan, 7.61% - 7.81%, 7/19/13 ..................   United States          2,271,321       2,262,122
                                                                                                                       -----------
                                                                                                                        15,600,062
                                                                                                                       -----------
    INDUSTRIAL CONGLOMERATES 0.8%
    Amsted Industries Inc., Term Loan B, 7.37% - 7.40%, 4/05/13 ...............   United States          2,078,916       2,085,069
    Day International Group Inc., Term Loan B, 8.12%, 12/05/12 ................   United States          1,757,836       1,768,594
    FCI USA,
      Term Loan B 1, 8.83%, 11/01/13 ..........................................   United States          2,650,000       2,673,002
      Term Loan C 1, 8.83%, 10/31/14 ..........................................   United States          2,650,000       2,673,134
    Sensata Technologies Finance Co. LLC, Term Loan B, 7.10% - 7.13%,
     4/27/13 ..................................................................   United States          3,696,750       3,673,978


                                                              Annual Report | 65

Franklin Investors Securities Trust

---------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
---------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    INDUSTRIAL CONGLOMERATES (CONTINUED)
    TriMas Co. LLC,
       Term Loan B, 8.25%, 8/02/13 ............................................   United States      $   4,782,169     $ 4,800,868
       Tranche B-1 L/C, 8.08%, 8/02/11 ........................................   United States          1,103,578       1,107,661
                                                                                                                       -----------
                                                                                                                        18,782,306
                                                                                                                       -----------
    INDUSTRIAL MACHINERY 1.8%
    CI Acquisition Inc. (Chart Industries), Term Loan B,
     7.375% - 7.563%, 10/17/12 ................................................   United States          2,603,379       2,608,196
    Colfax Corp., Term Loan B, 7.375%, 11/30/11 ...............................   United States          3,931,094       3,956,961
  f Dresser Inc., Term Loan B, 10.00%, 10/31/13 ...............................   United States          6,550,000       6,550,000
    Flowserve Corp., Term Loan B, 6.875% - 6.938%, 8/10/12 ....................   United States          5,617,650       5,627,312
    Mueller Group, Term Loan B, 7.32% - 7.618%, 10/03/12 ......................   United States          7,408,111       7,456,189
    RBS Global Inc. (Rexnord Corp.), Term Loan,
     7.875% - 7.938%, 7/19/13 .................................................   United States          6,000,000       6,011,280
    Sensus Metering Systems Inc.,
       Term Loan B1, 7.374% - 7.583%, 12/17/10 ................................   United States          8,675,981       8,668,694
       Term Loan B2, 7.399% - 7.583%, 12/17/10 ................................    Luxembourg            1,152,428       1,152,266
                                                                                                                       -----------
                                                                                                                        42,030,898
                                                                                                                       -----------
    INDUSTRIAL SPECIALTIES 0.1%
    Babcock and Wilcox Co., Synthetic L/C, 5.267%, 2/22/12 ....................   United States          1,800,000       1,807,326
                                                                                                                       -----------
    INFORMATION TECHNOLOGY SERVICES 0.2%
  f Verifone Inc., Term Loan B, 8.25%, 10/31/13 ...............................   United States          3,500,000       3,506,895
                                                                                                                       -----------
    INSURANCE BROKERS/SERVICES 0.4%
    Alliant Resources Group Inc.,
       First Lien Term Loan, 8.375%, 11/30/11 .................................   United States          2,679,750       2,682,724
       Term Loan C, 8.375%, 11/30/11 ..........................................   United States          1,000,000       1,001,110
    Arrowhead General Insurance Agency Inc., First Lien Term Loan,
     8.37% - 8.40%, 8/08/12 ...................................................   United States          2,300,000       2,305,750
    HMSC Holdings Corp. (Swett & Crawford), First Lien Term Loan,
     8.124%, 11/11/11 .........................................................   United States          2,288,500       2,295,869
                                                                                                                       -----------
                                                                                                                         8,285,453
                                                                                                                       -----------
    INVESTMENT BANKS/BROKERS 1.2%
    Ameritrade Holding Corp., Term Loan B, 6.82%, 12/31/12 ....................   United States         15,613,250      15,619,027
    BNY Convergex Group LLC, First Lien Term Loan, 8.38%, 10/02/13 ............   United States          9,100,000       9,131,031
    LPL Holdings Inc., Term Loan B, 7.88% - 8.367%, 6/28/13 ...................   United States          3,225,625       3,266,448
                                                                                                                       -----------
                                                                                                                        28,016,506
                                                                                                                       -----------
    LIFE/HEALTH INSURANCE 0.3%
    Conseco Inc., Term Loan, 7.32%, 10/10/13 ..................................   United States          7,600,000       7,623,788
                                                                                                                       -----------
    MANAGED HEALTH CARE 0.1%
    Multiplan Inc., Term Loan B, 7.85%, 4/12/13 ...............................   United States          3,220,000       3,222,995
                                                                                                                       -----------
    MARINE SHIPPING 0.2%
    Horizon Lines LLC, Term Loan C, 7.62%, 7/07/11 ............................   United States          4,203,250       4,235,153
                                                                                                                       -----------


66 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    MEDICAL DISTRIBUTORS 0.2%
    VWR International Inc., Term Loan B, 7.63%, 4/07/11 .......................   United States      $   3,581,907     $  3,592,187
                                                                                                                       ------------
    MEDICAL SPECIALTIES 0.2%
    DJ Orthopedics LLC, Term Loan B, 6.875%, 4/07/13 ..........................   United States          5,031,214        4,999,970
                                                                                                                       ------------
    MEDICAL/NURSING SERVICES 3.2%
    AMR Holdco/Emcare Holdco, Term Loan B, 7.27% - 7.32%, 2/10/12 .............   United States          4,378,791        4,385,315
    DaVita Inc., Term Loan B, 7.37% - 7.69%, 10/05/12 .........................   United States         23,363,068       23,511,190
    Fresenius Medical Care Holdings Inc., Term Loan B,
     6.742% - 6.775%, 3/31/13 .................................................   United States         26,168,500       25,998,666
    HealthSouth Corp., Term Loan B, 8.62%, 3/10/13 ............................   United States         10,174,500       10,205,430
    Team Finance LLC, Term Loan B, 7.90%, 11/23/12 ............................   United States          3,473,750        3,488,375
    US Oncology Inc., Term Loan B, 7.625% - 7.875%, 8/20/11 ...................   United States          5,850,028        5,865,355
                                                                                                                       ------------
                                                                                                                         73,454,331
                                                                                                                       ------------
    MISCELLANEOUS COMMERCIAL SERVICES 6.7%
    Acosta Inc., Term Loan B, 8.08%, 7/26/13 ..................................   United States          5,556,075        5,592,578
    Acxiom Corp., Term Loan B, 7.07% - 7.39%, 9/14/12 .........................   United States          6,100,000        6,107,991
    Affiliated Computer Services Inc.,
      Additional Term Loan, 7.39% - 7.40%, 3/20/13 ............................   United States         15,062,250       15,083,337
      Term Loan B, 7.389%, 3/20/13 ............................................   United States          2,779,000        2,782,891
    Alix Partners LLP, Term Loan, 7.88%, 10/12/13 .............................   United States          5,400,000        5,410,854
    Alliance Laundry Systems LLC, Term Loan, 7.57%, 1/27/12 ...................   United States          5,151,426        5,146,171
    American Reprographics, Term Loan C, 7.15%, 6/18/09 .......................   United States          5,114,718        5,122,646
    Audatex North America Inc., Term Loan B, 7.62%, 4/13/13 ...................   United States          2,144,625        2,153,096
    Buhrmann U.S. Inc.,
      Term Loan D-1 Anton, 7.086%, 12/23/10 ...................................   United States          1,300,000        1,298,453
      Term Loan D-1, 7.14% - 7.218%, 12/23/10 .................................   United States         10,992,810       10,979,729
    CCC Information Services Group Inc., Term Loan B, 7.87%, 2/10/13 ..........   United States          3,502,343        3,522,044
    Coinmach Corp., Term Loan B-1, 7.875% - 7.938%, 12/19/12 ..................   United States          3,090,618        3,115,498
    Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term
     Loan, 9.75%, 10/26/12 ....................................................   United States         10,800,000       10,870,632
    Duratek Inc. (EnergySolutions), Term Loan B, 7.64% - 7.77%, 6/07/13 .......   United States          2,178,182        2,186,786
    EnergySolutions LLC,
      Synthetic L/C, 7.57%, 6/07/13 ...........................................   United States            228,832          229,736
      Term Loan B, 7.64% - 7.77%, 6/07/13 .....................................   United States          4,807,600        4,826,590
    JohnsonDiversey Inc.,
      Delay Draw, 7.83%, 12/16/10 .............................................   United States            483,233          482,673
      Term Loan B, 7.97%, 12/16/11 ............................................   United States          4,241,669        4,246,419
    Language Lines Inc., Term Loan B, 9.60% - 9.63%, 6/11/11 ..................   United States          4,420,517        4,464,722
    Nielsen Finance LLC (VNU Inc.), Term Loan B, 8.19%, 8/09/13 ...............   United States         20,000,000       20,099,200
    Open Solutions Inc., First Lien Term Loan, 7.90%, 9/02/11 .................   United States          5,007,586        5,018,503
    RGIS Holdings LLC, Term Loan B, 7.867%, 12/31/12 ..........................   United States          6,650,270        6,642,555
  f TDS Investor Corp. (Travel port),
      Synthetic L/C, 8.637%, 8/23/13 ..........................................   United States          1,023,931        1,029,512
      Term Loan B, 8.637%, 8/23/13 ............................................   United States         10,976,069       11,035,888
  f West Corp., Term Loan B, 10.00%, 10/24/13 .................................   United States         10,900,000       10,905,450
    Workflow Management Inc., Term Loan B, 9.376%, 11/30/11 ...................   United States          4,335,927        4,353,141
                                                                                                                       ------------
                                                                                                                        152,707,095
                                                                                                                       ------------


                                                              Annual Report | 67

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    MOVIES/ENTERTAINMENT 3.4%
    24 Hour Fitness Inc., Term Loan B, 7.87% - 8.12%, 6/08/12 .................   United States      $   3,980,000     $ 3,977,851
    Carmike Cinemas Inc., Delay Draw, 8.64%, 5/19/12 ..........................   United States          3,332,732       3,344,063
    Cinemark USA Inc., Term Loan, 7.32%, 10/05/13 .............................   United States          9,500,000       9,555,385
    Cinram International, Term Loan B, 7.222%, 5/05/11 ........................      Canada              6,280,245       6,249,158
    Metro-Goldwyn-Mayer Inc., Term Loan B, 8.617%, 4/08/12 ....................   United States          4,723,888       4,679,247
    Minnesota Hockey Ventures Group LP (Holding Co.), Term Loan,
     10.089%, 12/29/08 ........................................................   United States          1,250,000       1,253,125
    Minnesota Wild Hockey Club LP (Operating Co.), Term Loan, 8.122%,
     12/29/08 .................................................................   United States            926,389         928,705
    Regal Cinemas Corp., Term Loan B, 7.117%, 11/10/10 ........................   United States         25,451,696      25,468,494
    WMG Acquisition Corp. (Warner Music), Term Loan B, 7.309% - 7.409%,
     3/01/11 ..................................................................   United States         20,889,654      21,024,810
                                                                                                                       -----------
                                                                                                                        76,480,838
                                                                                                                       -----------
    OIL & GAS PIPELINES 0.3%
    El Paso Corp., Deposit Loan, 7.32%, 7/29/11 ...............................   United States          3,113,879       3,130,663
    Regency Gas Services LLC, Term Loan B, 7.82%, 8/15/13 .....................   United States          3,600,000       3,627,540
                                                                                                                       -----------
                                                                                                                         6,758,203
                                                                                                                       -----------
    OIL & GAS PRODUCTION 0.6%
    Helix Energy Solutions Group, Term Loan B, 7.321% - 7.64%, 7/01/13 ........   United States         10,673,090      10,661,776
    MEG Energy Corp., Term Loan B, 7.375%, 4/03/13 ............................   United States          1,753,417       1,759,484
    W&T Offshore Inc., Term Loan B, 7.65%, 5/26/10 ............................   United States          2,100,000       2,103,759
                                                                                                                       -----------
                                                                                                                        14,525,019
                                                                                                                       -----------
    OIL REFINING/MARKETING 0.9%
    Alon USA Energy Inc.,
      Edgington Facility, 7.82% - 7.876%, 6/08/13 .............................   United States            498,750         504,049
      Paramount Facility, 7.57% - 7.681%, 6/22/13 .............................   United States          3,990,000       4,032,394
    Citgo Petroleum Corp., Term Loan B, 6.681%, 11/15/12 ......................   United States          7,368,571       7,384,635
    Niska Gas Storage Canada ULC (C/R Gas),
      Asset Sale Term Loan, 7.14%, 5/13/11 ....................................      Canada              1,163,636       1,162,740
      Canadian Term Loan, 7.14% - 7.171%, 5/12/13 .............................      Canada              6,369,455       6,362,830
    Niska Gas Storage U.S. LLC (C/R Gas), U.S. Term Loan, 7.14% - 7.171%,
     5/12/13 ..................................................................   United States          1,215,709       1,213,193
                                                                                                                       -----------
                                                                                                                        20,659,841
                                                                                                                       -----------
    OILFIELD SERVICES/EQUIPMENT 0.1%
    Petroleum Geo-Services ASA and PGS Finance Inc., Term Loan, 7.57% -
     7.62%, 12/17/12 ..........................................................      Norway              1,633,721       1,641,350
                                                                                                                       -----------
    OTHER CONSUMER SERVICES 1.4%
    Affinion Group, Term Loan B, 8.07% - 8.176%, 10/17/12 .....................   United States         15,418,605      15,522,202
    Education Management LLC, Term Loan B, 7.875%, 5/31/13 ....................   United States          8,678,250       8,743,684
    FTD Inc., Term Loan B, 7.35%, 7/28/13 .....................................   United States          4,488,750       4,495,079
    Protection One Inc., Term Loan C, 7.82% - 7.90%, 3/31/12 ..................   United States          1,578,055       1,582,695


68 | Annual Report

Franklin Investors Securities Trust


----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    OTHER CONSUMER SERVICES (CONTINUED)
    VICAR Operating Inc. (Veterinary Centers), Term Loan B, 6.875%,
     5/16/11 ..................................................................   United States      $   1,745,656     $ 1,750,858
                                                                                                                       -----------
                                                                                                                        32,094,518
                                                                                                                       -----------
    OTHER CONSUMER SPECIALTIES 1.1%
    Tupperware Corp., Term Loan B, 6.89%, 12/05/12 ............................   United States         16,920,437      16,837,865
    Visant Holding Corp. (Jostens IH Corp.), Term Loan C, 7.372%,
     12/21/11 .................................................................   United States          5,951,194       5,965,060
    Waterpik Technologies Inc., First Lien Term Loan, 7.73%, 6/28/13 ..........   United States          1,624,164       1,623,190
                                                                                                                       -----------
                                                                                                                        24,426,115
                                                                                                                       -----------
    OTHER TRANSPORTATION 0.2%
    Laidlaw International Inc., Term Loan B, 7.117%, 7/31/13 ..................   United States          3,815,438       3,827,227
    Laidlaw Transit Inc., Term Loan B, 7.117%, 7/31/13 ........................      Canada              1,271,813       1,275,743
                                                                                                                       -----------
                                                                                                                         5,102,970
                                                                                                                       -----------
    PACKAGED SOFTWARE 1.4%
    Infor Global Solutions,
       Delayed Draw First Lien Term Loan, 9.12%, 7/28/12 ......................   United States          1,804,511       1,812,830
       First Lien Term Loan, 9.12%, 7/28/12 ...................................   United States          3,458,647       3,474,591
    Nuance Communications Inc., Term Loan, 7.32%, 3/31/13 .....................   United States          1,990,000       1,977,801
    SunGard Data Systems Inc., Term Loan, 7.999%, 2/11/13 .....................   United States         23,707,900      23,925,065
                                                                                                                       -----------
                                                                                                                        31,190,287
                                                                                                                       -----------
    PERSONNEL SERVICES 0.4%
    Allied Security Holdings LLC, Term Loan D, 8.37%, 6/30/10 .................   United States          1,982,284       1,987,457
    U.S. Investigations Services Inc.,
       Term Loan B, 7.89%, 10/14/12 ...........................................   United States          4,232,758       4,236,483
       Term Loan C, 7.89%, 10/14/12 ...........................................   United States          2,175,956       2,177,871
                                                                                                                       -----------
                                                                                                                         8,401,811
                                                                                                                       -----------
    PUBLISHING: BOOKS/MAGAZINES 1.6%
    Dex Media East LLC, Term Loan B, 6.82% - 7.00%, 5/08/09 ...................   United States          4,574,841       4,565,509
    Dex Media West LLC,
       Term Loan B1, 6.82% - 6.91%, 3/09/10 ...................................   United States          1,837,511       1,828,122
       Term Loan B2, 6.82% - 6.90%, 3/09/10 ...................................   United States         10,390,363      10,337,268
    R.H. Donnelley Inc.,
       Term Loan A-4, 6.60% - 6.63%, 12/31/09 .................................   United States            595,943         594,322
       Term Loan D-1, 6.85% - 6.89%, 6/30/11 ..................................   United States          1,736,742       1,732,418
       Term Loan D-2, 6.85% - 6.90%, 6/30/11 ..................................   United States         14,555,339      14,524,918
  f Wenner Media LLC, Term Loan B, 9.00%, 10/02/13 ............................   United States          2,800,000       2,802,772
                                                                                                                       -----------
                                                                                                                        36,385,329
                                                                                                                       -----------
    PUBLISHING: NEWSPAPERS 0.4%
    Black Press Ltd., Term Loan B2, 7.467% - 7.50%, 8/02/13 ...................      Canada                982,222         985,601
    Black Press U.S. Partnership, Term Loan B1, 7.50%, 8/02/13 ................   United States          1,617,778       1,623,343


                                                              Annual Report | 69

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    PUBLISHING: NEWSPAPERS (CONTINUED)
    MediaNews Group Inc.,
      Term Loan B, 6.57%, 12/30/10 ............................................   United States      $   1,813,050     $ 1,790,205
      Term Loan C, 7.07%, 6/30/13 .............................................   United States          4,189,500       4,180,158
                                                                                                                       -----------
                                                                                                                         8,579,307
                                                                                                                       -----------
    PULP & PAPER 2.2%
    Boise Cascade LLC, Term Loan D, 7.094% - 7.125%, 10/28/11 .................   United States          4,477,032       4,495,298
    Georgia-Pacific Corp.,
      Second Lien Term Loan, 8.39%, 12/23/13 ..................................   United States          7,600,000       7,687,324
      Term Loan B, 7.367% - 7.39%, 12/20/12 ...................................   United States         26,095,250      26,257,824
    NewPage Corp., Term Loan, 8.323% - 8.372%, 5/02/11 ........................   United States          6,177,285       6,181,671
    Verso Paper Holdings LLC, Term Loan B, 7.25%, 8/01/13 .....................   United States          6,100,000       6,092,619
                                                                                                                       -----------
                                                                                                                        50,714,736
                                                                                                                       -----------
    RAILROADS 0.3%
    Helm Financial Corp., Term Loan B, 7.57% - 7.999%, 7/08/11 ................   United States          2,100,387       2,113,851
    Kansas City Southern Railway Co., Term Loan B, 7.11% - 7.15%,
     4/26/13 ..................................................................   United States          2,867,581       2,866,090
    RailAmerica Transportation Corp.,
      Canadian Term Loan, 7.438%, 9/29/11 .....................................      Canada                205,978         207,378
      U.S. Term Loan, 7.438%, 9/29/11 .........................................   United States          1,742,374       1,754,222
                                                                                                                       -----------
                                                                                                                         6,941,541
                                                                                                                       -----------
    REAL ESTATE DEVELOPMENT 0.4%
    London Arena and Waterfront Finance LLC, Term Loan A, 8.89%,
     3/08/12 ..................................................................   United States          2,235,000       2,261,127
    Mattamy Group, Term Loan B, 7.688%, 4/11/13 ...............................   United States          2,125,333       2,116,556
    Standard Pacific Corp., Term Loan B, 6.926%, 5/05/13 ......................   United States          3,500,000       3,419,710
    SunCal Master I LLC, Term Loan B, 8.60% - 8.63%, 1/19/10 ..................   United States          2,312,871       2,244,040
                                                                                                                       -----------
                                                                                                                        10,041,433
                                                                                                                       -----------
    REAL ESTATE INVESTMENT TRUSTS 1.8%
    Capital Automotive REIT, Term Loan B, 7.08%, 12/10/10 .....................   United States         19,122,394      19,127,366
    General Growth Properties Inc., Term Loan A-1, 6.57%, 2/24/10 .............   United States          7,950,000       7,881,630
    Lion Gables Realty LP, Term Loan B, 7.07%, 9/28/07 ........................   United States            255,789         255,879
    Macerich Co., Term Loan B, 6.875%, 4/23/10 ................................   United States          7,200,000       7,171,416
    Newkirk Master LP, Term Loan B, 7.073%, 8/11/08 ...........................   United States          5,617,634       5,616,735
                                                                                                                       -----------
                                                                                                                        40,053,026
                                                                                                                       -----------
    RECREATIONAL PRODUCTS 0.5%
    Bombardier Recreational Products, Term Loan B, 8.13%, 6/28/13 .............   United States          3,000,000       2,973,000
    Fender Musical Instruments, Term Loan B, 8.13%, 3/30/12 ...................   United States          1,888,132       1,894,457
    Mega Bloks Inc., Term Loan B, 7.188%, 7/26/12 .............................      Canada              4,147,500       4,148,910
    PlayPower Inc., Term Loan, 8.32% - 8.37%, 12/18/09 ........................   United States          1,400,000       1,410,850
                                                                                                                       -----------
                                                                                                                        10,427,217
                                                                                                                       -----------


70 | Annual Report

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                         COUNTRY      PRINCIPAL AMOUNT a      VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    RESTAURANTS 0.7%
    Arby's Restaurant Holdings LLC, Term Loan B, 7.57% - 7.626%,
     7/25/12 ..................................................................   United States      $   7,106,149     $ 7,104,870
    Burger King Corp., Term Loan B1, 6.875%, 6/30/12 ..........................   United States          3,740,697       3,722,854
    Dominos Inc., Term Loan B, 6.875% - 6.938%, 6/25/10 .......................   United States          2,739,139       2,730,100
    Jack In The Box Inc., Term Loan B, 6.87% - 6.90%, 1/08/11 .................   United States          2,900,178       2,901,744
                                                                                                                       -----------
                                                                                                                        16,459,568
                                                                                                                       -----------
    SEMICONDUCTORS 1.0%
    Advanced Micro Devices Inc., Term Loan B, 9.50%, 10/24/13 .................   United States         11,200,000      11,247,264
    Fairchild Semiconductor Corp., Term Loan, 6.82%, 6/26/13 ..................   United States          6,021,342       6,023,750
  f Spansion LLC, Term Loan, 10.25%, 11/03/12 .................................   United States          4,900,000       4,929,743
                                                                                                                       -----------
                                                                                                                        22,200,757
                                                                                                                       -----------
    SERVICES TO THE HEALTH INDUSTRY 0.2%
    Per-Se Technologies Inc., Term Loan B, 7.57% - 7.574%, 1/06/13 ............   United States          5,398,851       5,434,807
                                                                                                                       -----------
    SPECIALTY STORES 0.9%
    J.Crew Operating Corp., Term Loan, 7.07%, 5/15/13 .........................   United States          1,049,825       1,045,510
    Michaels Stores Inc., Term Loan B, 9.25%, 10/31/13 ........................   United States          9,800,000       9,877,224
    Pantry Inc., Term Loan, 7.07%, 1/02/12 ....................................   United States          3,422,864       3,439,978
    Travelcenters of America Inc., Term Loan, 7.10% - 7.12%, 12/01/11 .........   United States          6,947,500       6,982,099
                                                                                                                       -----------
                                                                                                                        21,344,811
                                                                                                                       -----------
    SPECIALTY TELECOMMUNICATIONS 3.3%
    Fairpoint Communications Inc.,
     h Revolver, 7.375% - 9.25%, 2/08/11 ......................................   United States            797,750         779,984
       Term Loan B, 7.125%, 2/08/12 ...........................................   United States          8,523,288       8,478,114
  f Iowa Telecommunications Services Inc., Term Loan B, 7.12% - 7.15%,
     11/23/11 .................................................................   United States         14,750,000      14,801,182
    Madison River Communications Corp., Term Loan B-1, 7.62%,
     7/29/12 ..................................................................   United States          6,339,048       6,340,823
    NTELOS Inc., Term Loan B-1, 7.57%, 8/24/11 ................................   United States         10,845,068      10,843,333
    Windstream Corp., Term Loan B, 7.12%, 7/17/13 .............................   United States         32,600,000      32,767,564
                                                                                                                       -----------
                                                                                                                        74,011,000
                                                                                                                       -----------
    TOBACCO 0.9%
    Commonwealth Brands Inc., Term Loan B, 7.688%, 12/22/12 ...................   United States          5,265,651       5,290,452
    Reynolds American Inc., Term Loan B, 7.25% - 7.313%, 5/31/12 ..............   United States         14,264,250      14,324,588
                                                                                                                       -----------
                                                                                                                        19,615,040
                                                                                                                       -----------
    WHOLESALE DISTRIBUTORS 0.2%
    Interline Brands,
       Delayed Draw Term Loan, 7.124%, 6/23/13 ................................   United States          2,260,101       2,262,180
       Term Loan B, 7.07% - 7.124%, 6/23/13 ...................................   United States          1,738,539       1,740,139
                                                                                                                       -----------
                                                                                                                         4,002,319
                                                                                                                       -----------


                                                              Annual Report | 71

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLOATING RATE DAILY ACCESS FUND                                       COUNTRY      PRINCIPAL AMOUNT a        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,c SENIOR FLOATING RATE INTERESTS (CONTINUED)
    WIRELESS COMMUNICATIONS 0.1%
    American Cellular Corp.,
     h Delayed Draw Term Loan, 7.63%, 8/07/13 ..............................   United States      $     312,500     $       311,887
       Term Loan B, 7.60% - 7.63%, 8/07/13 .................................   United States          1,250,000           1,253,362
                                                                                                                    ---------------
                                                                                                                          1,565,249
                                                                                                                    ---------------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $2,075,163,448) .............                                          2,077,141,673
                                                                                                                    ---------------
                                                                                                -----------------
                                                                                                 SHARES/WARRANTS
                                                                                                -----------------
    COMMON STOCKS AND WARRANTS 0.0% i
    COMMERCIAL PRINTING/FORMS 0.0% i
j,k Vertis Holdings Inc., wts., 6/30/11 ....................................   United States               39,812                --
                                                                                                                    ---------------
    STEEL 0.0% i
j,k Copperweld Holding Co., B, Escrow ......................................   United States                1,741           150,405
                                                                                                                    ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $150,406) .......................                                                150,405
                                                                                                                    ---------------
    TOTAL LONG TERM INVESTMENTS (COST $2,075,313,854) ......................                                          2,077,292,078
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS (COST $236,755,840) 10.4%
    MONEY MARKET FUND 10.4%
  l Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ...   United States          236,755,840       236,755,840
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $2,312,069,694) 101.6% .........................                                          2,314,047,918
    OTHER ASSETS, LESS LIABILITIES (1.6)% ..................................                                            (35,778,814)
                                                                                                                    ---------------
    NET ASSETS 100.0% ......................................................                                        $ 2,278,269,104
                                                                                                                    ===============

See Currency and Selected Portfolio Abbreviations on page 99.

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b     The coupon rate shown represents the rate at period end.

c     See Note 1(j) regarding senior floating rate interests.

d     See Note 13 regarding other considerations.

e     See Note 14 regarding fund litigation.

f See Note 1(d) regarding securities purchased on a when-issued or delayed delivery basis.

g     See Note 11 regarding defaulted securities.

h     See Note 12 regarding unfunded loan commitments.

i     Rounds to less than 0.1% of net assets.

j Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2006, the aggregate value of these securities was $150,405, representing 0.0% of net assets.

k     Non-income producing for the twelve months ended October 31, 2006.

l See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


72 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS


FRANKLIN LOW DURATION TOTAL RETURN FUND

                                                                                  --------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                                     2006            2005 e
                                                                                  --------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................................        $     9.77      $    10.00
                                                                                  --------------------------
Income from investment operations a:

 Net investment income ...................................................             0.346           0.263

 Net realized and unrealized gains (losses) ..............................             0.036          (0.186)
                                                                                  --------------------------
Total from investment operations .........................................             0.382           0.077
                                                                                  --------------------------
Less distributions from net investment income ............................            (0.362)         (0.307)
                                                                                  --------------------------
Redemption fees ..........................................................                -- c            -- c
                                                                                  --------------------------
Net asset value, end of year .............................................        $     9.79      $     9.77
                                                                                  ==========================
Total return b ...........................................................              3.99%           0.78%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................................        $   11,722      $   10,311

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .......................              1.37%           1.97% f

 Expenses net of waiver and payments by affiliates .......................              0.90% d         0.90% d,f

 Net investment income ...................................................              3.52%           2.68% f

Portfolio turnover rate ..................................................             86.38%          79.69%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c     Amount rounds to less than $0.001 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

e For the period November 17, 2004 (commencement of operations) to October 31, 2005.

f     Annualized.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 73

  Franklin Investors Securities Trust

  STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                                  COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 93.4%
    CORPORATE BONDS 9.0%
    COMMUNICATIONS 0.9%
  b AT&T Inc., FRN, 5.612%, 11/14/08 .....................................      United States            100,000         $  100,336
                                                                                                                         ----------
    CONSUMER DURABLES 0.4%
    Ford Motor Credit Co., 5.625%, 10/01/08 ..............................      United States             50,000             48,095
                                                                                                                         ----------
    CONSUMER SERVICES 0.9%
  b Cox Communications Inc., FRN, 3.04%, 12/14/07 ........................      United States            100,000            100,495
                                                                                                                         ----------
    FINANCE 2.7%
  b General Electric Capital Corp., FRN, 5.474%, 10/21/10 ................      United States             18,000             18,039
    HSBC Finance Corp., 4.125%, 3/11/08 ..................................      United States            100,000             98,606
b,c Landsbanki Islands HF, 144A, FRN, 6.100%, 8/25/09 ....................         Iceland               100,000            100,098
  b Wells Fargo & Co., FRN, 3.00%, 3/10/08 ...............................      United States            100,000            100,119
                                                                                                                         ----------
                                                                                                                            316,862
                                                                                                                         ----------
    NON-ENERGY MINERALS 0.3%
    Weyerhaeuser Co., 6.125%, 3/15/07 ....................................      United States             39,000             39,022
                                                                                                                         ----------
    PROCESS INDUSTRIES 0.6%
    Bunge Ltd. Finance Corp., 4.375%, 12/15/08 ...........................      United States             75,000             73,321
                                                                                                                         ----------
    TRANSPORTATION 0.8%
    Union Pacific Corp., 6.70%, 12/01/06 .................................      United States            100,000            100,084
                                                                                                                         ----------
    UTILITIES 2.4%
    CenterPoint Energy Inc., senior note, B, 5.875%, 6/01/08 .............      United States            100,000            100,596
    FirstEnergy Corp., 5.50%, 11/15/06 ...................................      United States             30,000             30,000
    PSEG Funding Trust, 5.381%, 11/16/07 .................................      United States             50,000             49,954
    Public Service Electric and Gas Co., 4.00%, 11/01/08 .................      United States            100,000             97,621
                                                                                                                         ----------
                                                                                                                            278,171
                                                                                                                         ----------
    TOTAL CORPORATE BONDS (COST $1,060,579) ..............................                                                1,056,386
                                                                                                                         ----------
    CONVERTIBLE BOND (COST $20,806) 0.2%
    PROCESS INDUSTRIES 0.2%
    Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 .............      United States             20,000             20,990
                                                                                                                         ----------
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 5.1%
    FINANCE 3.4%
    Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-6, 1A3,
     3.34%, 5/25/26 ......................................................      United States             68,535             67,386
  b Countrywide Asset-Backed Certificates,
      2001-BC3, A, FRN, 2.89%, 12/25/31 ..................................      United States              5,758              5,763
      2002-3, 1A1, FRN, 3.02%, 5/25/32 ...................................      United States              1,795              1,797
    FNMA, G93-33, K, 7.00%, 9/25/23 ......................................      United States             21,918             22,976
  b Merrill Lynch Mortgage Investors Trust, 2005-WMC1, A2B, FRN, 5.54%,
     9/25/35 .............................................................      United States              6,207              6,212
    New Century Home Equity Loan Trust, 2003-5, AI3, 3.56%, 11/25/33 .....      United States              7,776              7,729
    Popular ABS Mortgage Pass-Through Trust, 2004-4, AF3, 3.856%,
     9/25/34 .............................................................      United States            129,267            128,185


74 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN LOW DURATION TOTAL RETURN FUND                                    COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
  FINANCE (CONTINUED)
  Residential Funding Mortgage Securities I, 2003-HS3, AI2, 3.15%,
   7/25/18 ...............................................................      United States             39,408       $   38,874
  Structured Asset Securities Corp., 2004-4XS, 1A4, 4.13%, 2/25/34 .......      United States             23,172           22,730
c Susquehanna Auto Lease Trust, 2005-1, A3, 144A, 4.43%, 6/16/08 .........      United States            100,000           99,283
                                                                                                                       ----------
                                                                                                                          400,935
                                                                                                                       ----------
  REAL ESTATE INVESTMENT TRUST 1.7%
b Ownit Mortgage Loan Asset-Backed Certificate, 2006-6, A2B, FRN,
   5.434%, 9/25/37 .......................................................      United States            193,940          194,060
                                                                                                                       ----------
  TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
   SECURITIES (COST $595,508) ............................................                                                594,995
                                                                                                                       ----------
  MORTGAGE-BACKED SECURITIES 26.6%
b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 2.5%
  FHLMC, 4.286%, 12/01/34 ................................................      United States            155,493          152,447
  FHLMC, 4.323%, 10/01/33 ................................................      United States            146,474          144,797
                                                                                                                       ----------
                                                                                                                          297,244
                                                                                                                       ----------
b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 22.4%
  FNMA, 3.451%, 3/01/34 ..................................................      United States             91,254           91,364
  FNMA, 3.501%, 4/01/34 ..................................................      United States             57,677           55,712
  FNMA, 3.842%, 1/01/35 ..................................................      United States             44,777           44,536
  FNMA, 4.009%, 8/01/34 ..................................................      United States             68,751           68,218
  FNMA, 4.034%, 12/01/34 .................................................      United States             45,287           45,219
  FNMA, 4.087%, 4/01/35 ..................................................      United States             88,801           87,698
  FNMA, 4.21%, 11/01/34 ..................................................      United States            172,927          172,510
  FNMA, 4.224%, 6/01/34 ..................................................      United States             92,292           89,582
  FNMA, 4.252%, 4/01/33 ..................................................      United States             45,683           45,352
  FNMA, 4.255%, 4/01/33 ..................................................      United States            291,084          289,150
  FNMA, 4.288%, 12/01/33 .................................................      United States            137,669          136,172
  FNMA, 4.339%, 1/01/33 ..................................................      United States             56,368           56,118
  FNMA, 4.357%, 2/01/35 ..................................................      United States            195,991          194,375
  FNMA, 4.363%, 2/01/34 ..................................................      United States             91,304           90,282
  FNMA, 4.489%, 8/01/34 ..................................................      United States            155,448          151,618
  FNMA, 4.50%, 12/01/32 ..................................................      United States             28,167           28,366
  FNMA, 4.567%, 5/01/33 ..................................................      United States             52,742           52,266
  FNMA, 4.637%, 7/01/34 ..................................................      United States             81,744           80,642
  FNMA, 4.776%, 3/01/33 ..................................................      United States            154,282          154,316
  FNMA, 4.81%, 3/01/35 ...................................................      United States            356,826          356,657
  FNMA, 5.298%, 11/01/32 .................................................      United States            146,836          146,657
  FNMA, 5.427%, 8/01/33 ..................................................      United States            182,757          185,389
                                                                                                                       ----------
                                                                                                                        2,622,199
                                                                                                                       ----------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 0.7%
  FNMA 30 Year, 9.00%, 12/01/20 ..........................................      United States             77,068           79,007
                                                                                                                       ----------


                                                              Annual Report | 75

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                                  COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
  b GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 1.0%
    GNMA, 5.375%, 4/20/26 ................................................      United States              40,313        $   40,572
    GNMA, 5.75%, 8/20/26 - 9/20/26 .......................................      United States              70,343            71,107
                                                                                                                         ----------
                                                                                                                            111,679
                                                                                                                         ----------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $3,130,659) ...................                                                3,110,129
                                                                                                                         ----------
    U.S. GOVERNMENT AND AGENCY SECURITIES 47.2%
    FHLB, 4.625%, 11/21/08 ...............................................      United States             250,000           248,861
    FHLMC,
      4.125%, 7/12/10 ....................................................      United States             100,000            97,604
      4.375%, 11/16/07 ...................................................      United States             300,000           297,766
      4.875%, 2/17/09 ....................................................      United States             300,000           300,301
      5.125%, 4/18/08 ....................................................      United States             300,000           300,808
      5.25%, 5/21/09 .....................................................      United States             500,000           505,025
    FNMA,
      7.125%, 6/15/10 ....................................................      United States             200,000           214,951
      7.25%, 1/15/10 .....................................................      United States             500,000           535,256
    U.S. Treasury Note,
      3.625%, 1/15/10 ....................................................      United States           1,000,000           971,485
      4.875%, 8/31/08 ....................................................      United States             200,000           200,555
      4.875%, 8/15/09 ....................................................      United States             300,000           302,039
      6.50%, 2/15/10 .....................................................      United States           1,000,000         1,057,501
    d Index Linked, 0.875%, 4/15/10 ......................................      United States             538,115           507,258
                                                                                                                         ----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $5,514,186) ........                                                5,539,410
                                                                                                                         ----------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 5.3%
    European Investment Bank, 2.125%, 9/20/07 ............................      Supranational e         1,000,000 JPY         8,670
b,f Government of Argentina, FRN, 5.589%, 8/03/12 ........................        Argentina                30,000            21,197
    Government of Indonesia,
      11.50%, 9/15/19 ....................................................        Indonesia           165,000,000 IDR        18,974
      14.00%, 6/15/09 ....................................................        Indonesia           475,000,000 IDR        57,513
    Government of Malaysia,
      6.45%, 7/01/08 .....................................................         Malaysia               250,000 MYR        71,463
      8.60%, 12/01/07 ....................................................         Malaysia                40,000 MYR        11,523
    Government of Norway, 6.75%, 1/15/07 .................................          Norway                215,000 NOK        33,100
    Government of Poland,
      5.75%, 9/23/22 .....................................................          Poland                 50,000 PLN        17,169
      8.50%, 11/12/06 ....................................................          Poland                145,000 PLN        47,921
      8.50%, 5/12/07 .....................................................          Poland                 65,000 PLN        21,908
    Government of Singapore,
      2.625%, 10/01/07 ...................................................        Singapore                20,000 SGD        12,792
      4.00%, 3/01/07 .....................................................        Singapore                20,000 SGD        12,877
    Government of Sweden, 8.00%, 8/15/07 .................................          Sweden                660,000 SEK        94,744
    Government of Thailand, 8.00%, 12/08/06 ..............................         Thailand             1,600,000 THB        43,732
    Inter-American Development Bank, 9.00%, 1/04/07 ......................      Supranational e           600,000 ISK         8,781
    KfW Bankengruppe,
     b FRN, 0.201%, 8/08/11 ..............................................         Germany              1,000,000 JPY         8,556
       senior note, E, 8.25%, 9/20/07 ....................................         Germany                800,000 ISK        11,358


76 | Annual Report

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOW DURATION TOTAL RETURN FUND                                 COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT a     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)

    Korea Treasury Note, 3.75%, 9/10/07 ..................................       South Korea          95,000,000   KRW  $   100,063
    Nota Do Tesouro Nacional, 9.762%, 1/01/10 ............................          Brazil                    50 g BRL       21,389
                                                                                                                        -----------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $585,978) .......                                                  623,730
                                                                                                                        -----------
    TOTAL LONG TERM INVESTMENTS (COST $10,907,716) .......................                                               10,945,640
                                                                                                                        -----------
    SHORT TERM INVESTMENTS 3.5%
    FOREIGN GOVERNMENT SECURITIES 1.5%
  h Egypt Treasury Bill,
     11/21/06 ............................................................          Egypt                 50,000   EGP        8,671
     2/20/07 .............................................................          Egypt                 50,000   EGP        8,468
     9/18/07 .............................................................          Egypt                150,000   EGP       24,095
  h Norwegian Treasury Bill, 3/21/07 .....................................          Norway               175,000   NOK       26,374
  h Thailand Treasury Bill,
      4/19/07 ............................................................         Thailand              625,000   THB       16,657
      5/03/07 ............................................................         Thailand            1,650,000   THB       43,874
                                                                                                                        -----------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $128,249) ..................                                                  128,139
                                                                                                                        -----------
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $49,835) 0.0% k
h,i U.S. Treasury Bill, 11/24/06 .........................................      United States             50,000             49,838
                                                                                                                        -----------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND (COST $11,085,800) ........                                               11,123,617
                                                                                                                        -----------

                                                                                                     --------------
                                                                                                         SHARES
                                                                                                     --------------
    MONEY MARKET FUND (COST $236,609) 2.0%
  j Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% .      United States            236,609            236,609
                                                                                                                        -----------
    TOTAL INVESTMENTS (COST $11,322,409) 96.9% ...........................                                               11,360,226
    NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS 0.0% k .............                                                   (1,751)
    OTHER ASSETS, LESS LIABILITIES 3.1% ..................................                                                  363,581
                                                                                                                        -----------
    NET ASSETS 100.0% ....................................................                                              $11,722,056
                                                                                                                        ===========

See Currency and Selected Portfolio Abbreviations on page 99.

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b     The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the aggregate value of these securities was $199,381, representing 1.70% of net assets.

d     Principal amount of security is adjusted for inflation. See Note 1(l).

e A supranational organization is an entity formed by two or more central governments through international treaties.

f The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

g     Principal amount is stated in 1,000 Real units.

h     The security is traded on a discount basis with no stated coupon rate.

i     On deposit with broker for initial margin on futures contracts (Note 9).

j See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

k     Rounds to less than 0.1% of net assets.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 77

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TOTAL RETURN FUND

                                                             ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS A                                                            2006          2005          2004          2003          2002
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $     9.91    $    10.22    $    10.06    $     9.72    $     9.94
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.439         0.410         0.415         0.403         0.488 f

 Net realized and unrealized gains (losses) ...............       0.096        (0.280)        0.226         0.458        (0.161)
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.535         0.130         0.641         0.861         0.327
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.495)       (0.440)       (0.481)       (0.521)       (0.547)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- d          -- d          -- d          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $     9.95    $     9.91    $    10.22    $    10.06    $     9.72
                                                             ==================================================================
Total return b ............................................        5.56%         1.27%         6.63%         8.88%         3.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $  406,242    $  291,473    $  208,943    $  149,231    $   95,514

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ........        1.03%         1.04%         1.04%         1.02%         0.97%

 Expenses net of waiver and payments by affiliates ........        0.85% e       0.85% e       0.80%         0.68%         0.68%

 Net investment income ....................................        4.39%         3.88%         3.90%         3.88%         5.02%

Portfolio turnover rate ...................................      251.50%        58.81%       100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage dollar rolls c .       89.19%        51.26%        45.85%       110.73%        95.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c     See Note 1(i) regarding mortgage dollar rolls.

d     Amount rounds to less than $0.001 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Based on average daily shares outstanding.


78 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                             ------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS B                                                            2006          2005          2004          2003        2002 f
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $     9.91    $    10.22    $    10.05    $     9.72    $     9.71
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.392         0.356         0.366         0.392         0.295 g

 Net realized and unrealized gains (losses) ...............       0.094        (0.266)        0.245         0.418         0.087
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.486         0.090         0.611         0.810         0.382
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.456)       (0.400)       (0.441)       (0.480)       (0.372)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- d          -- d          -- d          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $     9.94    $     9.91    $    10.22    $    10.05    $     9.72
                                                             ==================================================================

Total return b ............................................        5.04%         0.87%         6.21%         8.44%         4.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $   21,028    $   21,366    $   19,387    $   13,797    $    4,084

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ........        1.43%         1.44%         1.44%         1.42%         1.36% h

 Expenses net of waiver and payments by affiliates ........        1.25% e       1.25% e       1.20%         1.08%         1.07% h

 Net investment income ....................................        3.99%         3.48%         3.50%         3.48%         4.63% h

Portfolio turnover rate ...................................      251.50%        58.81%       100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage dollar rolls c .       89.19%        51.26%        45.85%       110.73%        95.02%


a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c     See Note 1(i) regarding mortgage dollar rolls.

d     Amount rounds to less than $0.001 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period March 1, 2002 (effective date) to October 31, 2002.

g     Based on average daily shares outstanding.

h     Annualized.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 79

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                             ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
CLASS C                                                            2006          2005          2004          2003        2002 f
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $     9.91    $    10.22    $    10.05    $     9.71    $     9.71
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.395         0.364         0.363         0.392         0.292 g

 Net realized and unrealized gains (losses) ...............       0.089        (0.275)        0.247         0.430         0.087
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.484         0.089         0.610         0.822         0.379
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.454)       (0.399)       (0.440)       (0.482)       (0.379)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- d          -- d          -- d          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $     9.94    $     9.91    $    10.22    $    10.05    $     9.71
                                                             ------------------------------------------------------------------
Total return b ............................................        5.03%         0.86%         6.31%         8.47%         3.98%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $   46,110    $   34,751    $   22,202    $   15,807    $    4,466

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ........        1.43%         1.44%         1.44%         1.42%         1.36% h

 Expenses net of waiver and payments by affiliates ........        1.25% e       1.25% e       1.20%         1.08%         1.07% h

 Net investment income ....................................        3.99%         3.48%         3.50%         3.48%         4.63% h

Portfolio turnover rate ...................................      251.50%        58.81%       100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage dollar rolls c .       89.19%        51.26%        45.85%       110.73%        95.02%


a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year. cSee Note 1(i) regarding mortgage dollar rolls.

d     Amount rounds to less than $0.001 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period March 1, 2002 (effective date) to October 31, 2002.

g     Based on average daily shares outstanding.

h     Annualized.


80 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND

                                                             ------------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
CLASS R                                                            2006          2005          2004          2003        2002 f
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $     9.91    $    10.22    $    10.05    $     9.72    $     9.66
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.407         0.389         0.376         0.398         0.385 g

 Net realized and unrealized gains (losses) ...............       0.093        (0.284)        0.250         0.428         0.104
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.500         0.105         0.626         0.826         0.489
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.470)       (0.415)       (0.456)       (0.496)       (0.429)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- d          -- d          -- d          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $     9.94    $     9.91    $    10.22    $    10.05    $     9.72
                                                             ==================================================================

Total return b ............................................        5.20%         1.01%         6.37%         8.61%         5.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $   30,219    $   21,647    $    9,083    $    7,302    $    1,869

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ........        1.28%         1.29%         1.29%         1.27%         1.22% h

 Expenses net of waiver and payments by affiliates ........        1.10% e       1.10% e       1.05%         0.93%         0.93% h

 Net investment income ....................................        4.14%         3.63%         3.65%         3.63%         4.78% h

Portfolio turnover rate ...................................      251.50%        58.81%       100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage dollar rolls c .       89.19%        51.26%        45.85%       110.73%        95.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c     See Note 1(i) regarding mortgage dollar rolls.

d     Amount rounds to less than $0.001 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     For the period January 2, 2002 (effective date) to October 31, 2002.

g     Based on average daily shares outstanding.

h     Annualized.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 81

Franklin Investors Securities Trust

FRANKLIN TOTAL RETURN FUND


                                                             ------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                      2006          2005          2004          2003         2002
                                                             ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ........................  $     9.92    $    10.24    $    10.07    $     9.73    $     9.96
                                                             ------------------------------------------------------------------
Income from investment operations a:

 Net investment income ....................................       0.470         0.436         0.426         0.417         0.513 e

 Net realized and unrealized gains (losses) ...............       0.090        (0.289)        0.251         0.470        (0.170)
                                                             ------------------------------------------------------------------
Total from investment operations ..........................       0.560         0.147         0.677         0.887         0.343
                                                             ------------------------------------------------------------------
Less distributions from net investment income .............      (0.520)       (0.467)       (0.507)       (0.547)       (0.573)
                                                             ------------------------------------------------------------------
Redemption fees ...........................................          -- c          -- c          -- c          --            --
                                                             ------------------------------------------------------------------
Net asset value, end of year ..............................  $     9.96    $     9.92    $    10.24    $    10.07    $     9.73
                                                             ------------------------------------------------------------------
Total return ..............................................        5.82%         1.43%         7.00%         9.15%         3.61%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...........................  $  222,992    $  178,792    $  146,053    $  133,432    $  134,285

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ........        0.78%         0.79%         0.79%         0.77%         0.72%

 Expenses net of waiver and payments by affiliates ........        0.60% d       0.60% d       0.55%         0.43%         0.43%

 Net investment income ....................................        4.64%         4.13%         4.15%         4.13%         5.27%

Portfolio turnover rate ...................................      251.50%        58.81%       100.05%       195.15%       135.63%

Portfolio turnover rate excluding mortgage dollar rolls b .       89.19%        51.26%        45.85%       110.73%        95.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     See Note 1(i) regarding mortgage dollar rolls.

c     Amount rounds to less than $0.001 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

e     Based on average daily shares outstanding.


82 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                 COUNTRY/ORGANIZATION         SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 107.5%
  CONVERTIBLE PREFERRED STOCK (COST $668,075) 0.1%
  ENERGY MINERALS 0.1%
  Chesapeake Energy Corp., 6.25%, cvt. pfd ...............................      United States                2,500       $   682,607
                                                                                                                         -----------
                                                                                                    ------------------
                                                                                                    PRINCIPAL AMOUNT a
                                                                                                    ------------------
  CORPORATE BONDS 21.8%
  COMMERCIAL SERVICES 0.1%
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ..................      United States              100,000           109,125
  Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ...................      United States              100,000           106,000
  JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .............      United States              200,000           205,250
  Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 ....................      United States              100,000           101,000
  United Rentals North America Inc., senior sub. note, 7.75%,
   11/15/13 ..............................................................      United States              200,000           200,500
                                                                                                                         -----------
                                                                                                                             721,875
                                                                                                                         -----------
  COMMUNICATIONS 2.1%
b AT&T Inc., FRN, 5.612%, 11/14/08 .......................................      United States            1,000,000         1,003,364
  Dobson Cellular Systems Inc., senior secured note, 9.875%,
   11/01/12 ..............................................................      United States              100,000           108,500
  Embarq Corp., senior note, 7.082%, 6/01/16 .............................      United States            2,500,000         2,562,440
  Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
   10.375% thereafter, 11/15/12 ..........................................      United Kingdom             200,000           180,000
  Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13 .....................         Bermuda                 200,000           204,750
  Millicom International Cellular SA, senior note, 10.00%,
   12/01/13 ..............................................................        Luxembourg               100,000           108,125
  New Cingular Wireless Services Inc., senior note, 8.125%,
   5/01/12 ...............................................................      United States              400,000           451,978
  Qwest Communications International Inc., senior note, 7.50%,
   2/15/14 ...............................................................      United States              200,000           205,000
  Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 .............          Canada                 100,000           105,500
  Telecom Italia Capital,
      4.95%, 9/30/14 .....................................................          Italy                1,500,000         1,394,010
      senior note, 7.20%, 7/18/36 ........................................          Italy                1,500,000         1,573,740
  Verizon New York Inc., senior deb.,
      7.375%, 4/01/32 ....................................................      United States            1,000,000         1,048,439
      A, 6.875%, 4/01/12 .................................................      United States            4,700,000         4,910,870
  Verizon Virginia Inc., A, 4.625%, 3/15/13 ..............................      United States            1,000,000           938,985
c Wind Acquisition Finance SA, senior note, 144A, 10.75%,
   12/01/15 ..............................................................          Italy                  100,000           111,625
c Windstream Corp., senior note, 144A, 8.625%, 8/01/16 ...................      United States              100,000           108,375
                                                                                                                         -----------
                                                                                                                          15,015,701
                                                                                                                         -----------
  CONSUMER DURABLES 0.6%
  Beazer Homes USA Inc., senior note, 8.125%, 6/15/16 ....................      United States              200,000           204,500
  Ford Motor Credit Co.,
     6.625%, 6/16/08 .....................................................      United States              500,000           490,745
     5.625%, 10/01/08 ....................................................      United States              500,000           480,950
     senior note, 9.875%, 8/10/11 ........................................      United States              500,000           517,145
  General Motors Acceptance Corp., 6.875%, 8/28/12 .......................      United States            1,500,000         1,505,808


                                                              Annual Report | 83

Franklin Investors Securities Trust

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                 COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a     VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  CONSUMER DURABLES (CONTINUED)
  Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ...................      United States              100,000      $  101,500
  KB Home, senior note,
     6.25%, 6/15/15 ......................................................      United States              100,000          94,420
     7.25%, 6/15/18 ......................................................      United States              100,000          98,891
  Phelps Dodge Corp., senior note, 8.75%, 6/01/11 ........................      United States              500,000         561,828
                                                                                                                        ----------
                                                                                                                         4,055,787
                                                                                                                        ----------
  CONSUMER NON-DURABLES 1.1%
  The Clorox Co., senior note, 4.20%, 1/15/10 ............................      United States            1,000,000         971,853
  Dole Foods Co., senior note, 7.25%, 6/15/10 ............................      United States              100,000          93,750
c Miller Brewing Co., 144A, 5.50%, 8/15/13 ...............................      United States            1,000,000         991,068
c Reynolds American Inc., senior secured note, 144A, 7.625%,
   6/01/16 ...............................................................      United States              200,000         213,355
c SABMiller PLC, 144A, 6.50%, 7/01/16 ....................................       South Africa            2,200,000       2,301,715
  Smithfield Foods Inc., senior note,
     7.00%, 8/01/11 ......................................................      United States              100,000         101,375
     7.75%, 5/15/13 ......................................................      United States              100,000         103,750
  Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ................      United States              200,000         163,000
  Tyson Foods Inc., senior note,
     8.25%, 10/01/11 .....................................................      United States            1,500,000       1,616,358
     6.85%, 4/01/16 ......................................................      United States            1,500,000       1,550,499
                                                                                                                        ----------
                                                                                                                         8,106,723
                                                                                                                        ----------
  CONSUMER SERVICES 4.4%
  AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ..............      United States              100,000         103,875
c BSKYB Finance UK Ltd., senior note, 144A, 6.50%, 10/15/35 ..............      United Kingdom           1,000,000       1,001,902
  Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ..............      United States              200,000         195,250
  CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ...................          Canada                 100,000         101,625
  CCH I LLC, senior secured note, 11.00%, 10/01/15 .......................      United States              100,000          96,875
  CCH II LLC, senior note, 10.25%, 9/15/10 ...............................      United States              100,000         103,750
  Comcast Corp., senior note, 6.50%, 11/15/35 ............................      United States            1,000,000       1,024,446
c Cox Enterprises Inc., 144A, 4.375%, 5/01/08 ............................      United States              500,000         491,089
  EchoStar DBS Corp., senior note,
      6.375%, 10/01/11 ...................................................      United States              100,000          99,250
    c 144A, 7.125%, 2/01/16 ..............................................      United States              100,000          98,250
  Harrah's Operating Co. Inc., 6.50%, 6/01/16 ............................      United States            3,000,000       2,645,022
  Host Marriott LP, senior note, K, 7.125%, 11/01/13 .....................      United States              200,000         203,250
  Liberty Media Corp., senior note, 5.70%, 5/15/13 .......................      United States              100,000          94,696
  LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .................      United States              100,000          95,375
  MGM MIRAGE Inc., senior note, 6.625%, 7/15/15 ..........................      United States              400,000         380,500
  News America Inc., senior deb., 7.25%, 5/18/18 .........................      United States            2,000,000       2,214,864
  Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .........      United States              100,000         105,750
  Quebecor Media Inc., senior note, 7.75%, 3/15/16 .......................          Canada                 100,000         101,500
  Radio One Inc., senior sub. note, 6.375%, 2/15/13 ......................      United States              200,000         187,000
c Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
   9/01/14 ...............................................................      United States              100,000         111,750


84 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                 COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  CONSUMER SERVICES (CONTINUED)
  Royal Caribbean Cruises Ltd.,
     senior deb., 7.25%, 3/15/18 .........................................      United States             200,000        $   200,089
     senior note, 8.00%, 5/15/10 .........................................      United States           4,110,000          4,383,566
  Starwood Hotels & Resorts Worldwide Inc., senior note, 7.875%,
   5/01/12 ...............................................................      United States          14,000,000         14,752,500
  Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ................      United States             100,000             92,250
  Time Warner Inc., senior note, 6.875%, 5/01/12 .........................      United States           1,000,000          1,062,836
  Viacom Inc., senior note, 6.25%, 4/30/16 ...............................      United States           2,000,000          2,006,652
                                                                                                                         -----------
                                                                                                                          31,953,912
                                                                                                                         -----------
  ELECTRONIC TECHNOLOGY 0.3%
  DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ...............      United States             100,000            102,750
  Goodrich Corp., 6.29%, 7/01/16 .........................................      United States           1,000,000          1,035,369
  L-3 Communications Corp., senior sub. note, 6.125%, 1/15/14 ............      United States             200,000            198,000
c NXP BV, 144A, 7.875%, 10/15/14 .........................................       Netherlands              200,000            204,000
  Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 ....................      United States             200,000            189,000
  Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16 ........      United States             200,000            202,250
                                                                                                                         -----------
                                                                                                                           1,931,369
                                                                                                                         -----------
  ENERGY MINERALS 1.3%
  Chesapeake Energy Corp., senior note,
     7.625%, 7/15/13 .....................................................      United States             100,000            104,125
     6.25%, 1/15/18 ......................................................      United States             300,000            285,750
  ConocoPhillips, 5.95%, 10/15/36 ........................................      United States           2,700,000          2,790,366
  Hess Corp., 7.125%, 3/15/33 ............................................      United States             500,000            558,578
c LG-Caltex Oil Corp., 144A, 5.50%, 8/25/14 ..............................       South Korea            1,000,000            991,910
  Marathon Oil Corp., 5.375%, 6/01/07 ....................................      United States           1,000,000          1,000,572
c Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 .................      United States             100,000             96,500
  Massey Energy Co., senior note, 6.875%, 12/15/13 .......................      United States             100,000             94,250
  Peabody Energy Corp., senior note, 7.375%, 11/01/16 ....................      United States             100,000            104,500
c Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ............      United States             928,812            905,900
  Plains Exploration & Production Co., senior note, 7.125%,
   6/15/14 ...............................................................      United States             100,000            107,750
  Pogo Producing Co., senior sub. note, 6.875%, 10/01/17 .................      United States             200,000            191,500
c Ras Laffan Liquefied Natural Gas Co. Ltd., 144A, 3.437%,
   9/15/09 ...............................................................          Qatar                 456,000            442,850
  XTO Energy Inc., 6.10%, 4/01/36 ........................................      United States           2,000,000          2,006,682
                                                                                                                         -----------
                                                                                                                           9,681,233
                                                                                                                         -----------
  FINANCE 5.6%
  Bank of America Corp.,
     5.125%, 11/15/14 ....................................................      United States           1,000,000            991,903
     senior sub. note, 5.25%, 12/01/15 ...................................      United States           1,000,000            991,298
  Bear Stearns Cos. Inc., B, 4.55%, 6/23/10 ..............................      United States           1,000,000            981,117
  Charles Schwab Corp., senior note, 8.05%, 3/01/10 ......................      United States             750,000            815,659
  CIT Group Inc., senior note, 5.50%, 11/30/07 ...........................      United States           1,000,000          1,002,852


                                                              Annual Report | 85

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                 COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  FINANCE (CONTINUED)
  Citigroup Inc., sub. note, 5.00%, 9/15/14 ..............................      United States           1,000,000        $   978,325
  CNA Financial Corp.,
     6.75%, 11/15/06 .....................................................      United States             375,000            375,143
     senior note, 6.45%, 1/15/08 .........................................      United States             500,000            505,428
  General Electric Capital Corp.,
   b FRN, 5.474%, 10/21/10 ...............................................      United States           1,500,000          1,503,234
     senior note, 5.00%, 1/08/16 .........................................      United States           2,000,000          1,963,970
c Glitnir Banki HF, 144A, 7.451%, Perpetual ..............................         Iceland              1,800,000          1,927,141
  The Goldman Sachs Group Inc., 5.125%, 1/15/15 ..........................      United States           1,000,000            979,221
c Highmark Inc., 144A, 6.80%, 8/15/13 ....................................      United States           1,000,000          1,057,373
  Household Finance Corp., 6.375%, 10/15/11 ..............................      United States           2,000,000          2,100,832
  HSBC Finance Corp., 5.50%, 1/19/16 .....................................      United States           1,200,000          1,207,999
  International Lease Finance Corp., 5.75%, 2/15/07 ......................      United States           1,200,000          1,201,014
  JPMorgan Chase & Co., sub. note, 4.875%, 3/15/14 .......................      United States           1,500,000          1,452,249
c Kaupthing Bank, 144A, 7.125%, 5/19/16 ..................................         Iceland              2,000,000          2,134,218
c Landsbanki Islands HF, 144A, 6.10%, 8/25/11 ............................         Iceland              2,450,000          2,501,526
  Lazard Group LLC, 7.125%, 5/15/15 ......................................      United States             500,000            522,367
  Merrill Lynch & Co. Inc., 5.00%, 1/15/15 ...............................      United States           1,000,000            978,553
  Morgan Stanley, sub. note, 4.75%, 4/01/14 ..............................      United States           1,500,000          1,437,420
c Nationwide Mutual Insurance Co., 144A, 8.25%, 12/01/31 .................      United States           1,200,000          1,481,442
  St. Paul Travelers Cos. Inc., 6.75%, 6/20/36 ...........................      United States             800,000            892,009
c Standard Chartered Bank, 144A, 8.00%, 5/30/31 ..........................      United Kingdom          1,000,000          1,248,491
  UBS Paine Webber Group Inc., senior note, 6.55%, 4/15/08 ...............      United States             150,000            152,450
  USB Capital IX, 6.189%, Perpetual ......................................      United States           2,000,000          2,044,002
  Wachovia Capital Trust III, 5.80%, Perpetual ...........................      United States           2,000,000          2,019,540
  Washington Mutual Bank, 5.65%, 8/15/14 .................................      United States             900,000            903,359
  Washington Mutual Financial Corp., 6.875%, 5/15/11 .....................      United States           2,155,000          2,302,307
  Wells Fargo Bank National Assn., sub. note, 5.75%, 5/16/16 .............      United States           2,000,000          2,058,670
                                                                                                                         -----------
                                                                                                                          40,711,112
                                                                                                                         -----------
  HEALTH SERVICES 0.4%
  DaVita Inc., senior sub. note, 7.25%, 3/15/15 ..........................      United States             100,000            100,000
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...............         Germany                100,000            102,000
  HCA Inc.,
     senior bond, 6.50%, 2/15/16 .........................................      United States             100,000             79,750
     senior note, 7.875%, 2/01/11 ........................................      United States             100,000             96,500
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ..................      United States             200,000            177,000
  Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
   10/01/14 ..............................................................      United States             200,000            194,500
  WellPoint Inc., 5.00%, 1/15/11 .........................................      United States           2,000,000          1,980,846
                                                                                                                         -----------
                                                                                                                           2,730,596
                                                                                                                         -----------
  HEALTH TECHNOLOGY 0.1%
  Wyeth, senior note, 6.50%, 2/01/34 .....................................      United States           1,000,000          1,098,808
                                                                                                                         -----------


86 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TOTAL RETURN FUND                                               COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    INDUSTRIAL SERVICES 0.2%
    Allied Waste North America Inc., senior secured note, B, 5.75%,
     2/15/11 .............................................................      United States             100,000        $    96,750
    Copano Energy LLC, senior note, 8.125%, 3/01/16 ......................      United States             100,000            102,250
    El Paso Corp., senior note, 7.875%, 6/15/12 ..........................      United States             200,000            209,500
    Hanover Compressor Co., senior note, 7.50%, 4/15/13 ..................      United States             100,000            100,750
    Markwest Energy Partners, senior note, 6.875%, 11/01/14 ..............      United States             200,000            189,000
    Waste Management Inc., 6.50%, 11/15/08 ...............................      United States             500,000            511,902
                                                                                                                         -----------
                                                                                                                           1,210,152
                                                                                                                         -----------
    NON-ENERGY MINERALS 0.5%
    Lafarge SA, 6.50%, 7/15/16 ...........................................          France              2,000,000          2,087,000
  c Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ......................          Canada                200,000            192,000
    Weyerhaeuser Co., 6.75%, 3/15/12 .....................................      United States           1,000,000          1,048,337
                                                                                                                         -----------
                                                                                                                           3,327,337
                                                                                                                         -----------
    PROCESS INDUSTRIES 0.9%
    Abitibi-Consolidated Co. of Canada, senior note, 8.375%,
     4/01/15 .............................................................          Canada                100,000             87,625
    Albemarle Corp., 5.10%, 2/01/15 ......................................      United States             150,000            143,324
  c Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ....................         Germany                100,000            102,000
    BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ........      United States             200,000            220,500
    Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 .........      United States             100,000             98,250
    Bunge Ltd. Finance Corp., senior note, 5.875%, 5/15/13 ...............      United States           1,500,000          1,503,058
    Crown Americas Inc., senior note, 7.75%, 11/15/15 ....................      United States             100,000            103,125
    Graphic Packaging International Corp., senior note, 8.50%,
     8/15/11 .............................................................      United States             100,000            103,250
c,d Huntsman International LLC, senior note, 144A, 7.875%,
     11/15/14 ............................................................      United States             100,000            100,000
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ....................         Ireland                100,000             94,750
    Lyondell Chemical Co., senior note, 8.00%, 9/15/14 ...................      United States             200,000            205,500
    Nalco Co., senior sub. note, 8.875%, 11/15/13 ........................      United States             200,000            211,500
    Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ....      United States             200,000            193,000
    Rhodia SA, senior note, 10.25%, 6/01/10 ..............................          France                200,000            227,500
    RPM International Inc., 6.25%, 12/15/13 ..............................      United States           1,000,000          1,017,193
  c RPM U.K. G.P., 144A, 6.70%, 11/01/15 .................................      United States           1,000,000          1,033,726
  c Verso Paper Holdings LLC, senior secured note, 144A, 9.125%,
     8/01/14 .............................................................      United States             100,000            102,000
  c Yara International ASA, 144A, 5.25%, 12/15/14 ........................          Norway              1,000,000            963,285
                                                                                                                         -----------
                                                                                                                           6,509,586
                                                                                                                         -----------
    PRODUCER MANUFACTURING 0.8%
    Case New Holland Inc., senior note, 9.25%, 8/01/11 ...................      United States             200,000            213,250
    Cleveland Electric Illuminating Co., senior note, 5.65%, 12/15/13 ....      United States           1,000,000          1,003,821
    Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13 ...........      United States             100,000             97,500
    Cooper Industries Ltd., 5.25%, 7/01/07 ...............................      United States           1,000,000            995,984


                                                              Annual Report | 87

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                 COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  PRODUCER MANUFACTURING (CONTINUED)
  Hubbell Inc., 6.375%, 5/15/12 ..........................................      United States           1,000,000        $ 1,059,580
c Hutchison Whampoa International Ltd., senior note, 144A,
     6.25%, 1/24/14 ......................................................        Hong Kong             1,000,000          1,040,011
     7.45%, 11/24/33 .....................................................        Hong Kong             1,000,000          1,154,176
  Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..........................      United States             100,000             96,000
c RBS Global & Rexnord Corp., senior note, 144A, 9.50%, 8/01/14 ..........      United States             100,000            104,000
                                                                                                                         -----------
                                                                                                                           5,764,322
                                                                                                                         -----------
  REAL ESTATE DEVELOPMENT 0.5%
  Colonial Realty LP, 5.50%, 10/01/15 ....................................      United States           1,735,000          1,697,106
  EOP Operating LP, 4.75%, 3/15/14 .......................................      United States           2,000,000          1,906,758
  Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .............      United States             100,000            102,000
                                                                                                                         -----------
                                                                                                                           3,705,864
                                                                                                                         -----------
  REAL ESTATE INVESTMENT TRUSTS 0.2%
  iStar Financial Inc., senior note, 6.00%, 12/15/10 .....................      United States           1,500,000          1,527,811
                                                                                                                         -----------
  RETAIL TRADE 0.2%
  GSC Holdings Corp., senior note, 8.00%, 10/01/12 .......................      United States             100,000            104,250
  Kroger Co., senior note, 7.65%, 4/15/07 ................................      United States             500,000            504,730
c Michaels Stores Inc., senior note, 144A, 10.00%, 11/01/14 ..............      United States             100,000            100,625
  Office Depot Inc., senior note, 6.25%, 8/15/13 .........................      United States           1,000,000          1,024,343
                                                                                                                         -----------
                                                                                                                           1,733,948
                                                                                                                         -----------
  TECHNOLOGY SERVICES 0.3%
  Oracle Corp., 5.25%, 1/15/16 ...........................................      United States           2,000,000          1,976,166
  SunGard Data Systems Inc.,
     senior note, 9.125%, 8/15/13 ........................................      United States             100,000            104,250
     senior sub note, 10.25%, 8/15/15 ....................................      United States             100,000            105,250
                                                                                                                         -----------
                                                                                                                           2,185,666
                                                                                                                         -----------
  TRANSPORTATION 0.3%
  CSX Corp., senior deb., 7.45%, 5/06/07 .................................      United States           1,000,000          1,009,594
  Union Pacific Corp., 3.625%, 6/01/10 ...................................      United States           1,500,000          1,421,460
                                                                                                                         -----------
                                                                                                                           2,431,054
                                                                                                                         -----------
  UTILITIES 1.9%
  Aquila Inc., senior note, 8.27%, 11/15/21 ..............................      United States             100,000            105,250
  CenterPoint Energy Inc., senior note, 6.85%, 6/01/15 ...................      United States           1,000,000          1,067,814
  Consumers Energy Co., first mortgage, H, 4.80%, 2/17/09 ................      United States           1,000,000            988,284
  Dominion Resources Inc., senior note, 5.15%, 7/15/15 ...................      United States           1,500,000          1,457,601
  DPL Inc., senior note, 6.875%, 9/01/11 .................................      United States             500,000            529,997
  Dynegy Holdings Inc., senior note, 8.375%, 5/01/16 .....................      United States             100,000            103,250
  East Coast Power LLC, senior secured note, 6.737%, 3/31/08 .............      United States              22,688             22,826
  MidAmerican Energy Holdings Co., senior note, 3.50%, 5/15/08 ...........      United States           1,000,000            974,209
  Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ............      United States             100,000            108,625
  Mirant North America LLC, senior note, 7.375%, 12/31/13 ................      United States             100,000            101,625


88 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                 COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  UTILITIES (CONTINUED)
  National Grid PLC, 6.30%, 8/01/16 ......................................      United Kingdom          2,000,000       $  2,086,582
  Northeast Generation Co., senior note, 8.812%, 10/15/26 ................      United States             400,000            412,419
  NRG Energy Inc., senior note, 7.375%, 2/01/16 ..........................      United States             200,000            202,750
  Pacific Gas and Electric Co., 6.05%, 3/01/34 ...........................      United States           1,000,000          1,024,946
  PSEG Funding Trust, 5.381%, 11/16/07 ...................................      United States           2,000,000          1,998,142
  Texas New Mexico Power Co., senior note, 6.125%, 6/01/08 ...............      United States           1,000,000          1,006,555
  TXU Corp., senior note,
     P, 5.55%, 11/15/14 ..................................................      United States             500,000            478,886
     R, 6.55%, 11/15/34 ..................................................      United States           1,000,000            959,438
  Westar Energy Inc., first mortgage, 6.00%, 7/01/14 .....................      United States             500,000            515,950
                                                                                                                        ------------
                                                                                                                          14,145,149
                                                                                                                        ------------
  TOTAL CORPORATE BONDS (COST $156,049,369) ..............................                                               158,548,005
                                                                                                                        ------------
  CONVERTIBLE BONDS 0.6%
  CONSUMER SERVICES 0.2%
  Carnival Corp., cvt., senior deb., 2.00%, 4/15/21 ......................      United States             890,000          1,137,616
                                                                                                                        ------------
  ELECTRONIC TECHNOLOGY 0.2%
  Intel Corp., cvt., sub. deb., 2.95%, 12/15/35 ..........................      United States           1,206,000          1,097,799
                                                                                                                        ------------
  PROCESS INDUSTRIES 0.2%
  Headwaters Inc., cvt., senior sub. note, 2.875%, 6/01/16 ...............      United States           1,700,000          1,784,099
                                                                                                                        ------------
  TOTAL CONVERTIBLE BONDS (COST $3,743,044) ..............................                                                 4,019,514
                                                                                                                        ------------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES 18.0%
  FINANCE 18.0%
b Accredited Mortgage Loan Trust, 2005-3, A2A, FRN, 5.42%,
   9/25/35 ...............................................................      United States             296,740            296,950
b Ace Securities Corp., 2005-HE5, A2A, FRN, 5.44%, 8/25/35 ...............      United States             620,014            620,471
b Aegis Asset-Backed Securities Trust, 2004-5, 1A2, FRN, 5.66%,
   3/25/31 ...............................................................      United States             870,679            871,636
b AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 5.96%,
   12/22/27 ..............................................................      United States             344,966            345,320
b Amortizing Residential Collateral Trust, 2002-BC1, M1, FRN,
   6.17%, 1/25/32 ........................................................      United States             673,220            675,762
b Bear Stearns Asset-Backed Securities Inc., 2001-2, 2A, FRN,
   5.64% 10/25/34 ........................................................      United States           3,099,192          3,103,598
b Bear Stearns Commercial Mortgage Securities Inc., 2005-PW10,
   A4, FRN, 5.405%, 12/11/40 .............................................      United States           4,000,000          4,034,725
  Chase Funding Mortgage Loan Asset-Backed Certificates, 2003-1,
   1A4, 4.119%, 2/25/29 ..................................................      United States             261,026            259,700
b Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1,
   A4, FRN, 5.226%, 7/15/44 ..............................................      United States           8,750,000          8,762,039
  Countrywide Asset-Backed Certificates,
      2004-7, AF4, 4.774%, 8/25/32 .......................................      United States             917,000            909,038
    b 2004-9, AF4, FRN, 4.649%, 10/25/32 .................................      United States           2,950,000          2,902,854
b Encore Credit Receivables Trust, 2005-4, 2A1, FRN, 5.42%,
   1/25/36 ...............................................................      United States             595,921            596,371


                                                              Annual Report | 89

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TOTAL RETURN FUND                                               COUNTRY/ORGANIZATION   PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
    FINANCE (CONTINUED)
b,c Ensec Home Finance Pool Ltd., 2005-R1A, note, 144A, FRN,
     5.52%, 5/15/14 ......................................................      United States            3,317,708       $ 3,324,317
    FHLMC, 2643, OG, 5.00%, 7/15/32 ......................................      United States            3,182,750         3,033,041
  b First Franklin Mortgage Loan Asset-Backed Certificates,
       2004-FF11, 1A2, FRN, 5.67%, 1/25/35 ...............................      United States            6,710,567         6,725,502
       2005-FF10, A2, FRN, 5.42%, 11/25/35 ...............................      United States            3,718,487         3,721,234
    FNMA, G93-33, K, 7.00%, 9/25/23 ......................................      United States            1,534,243         1,608,339
  b Fremont Home Loan Trust, 2004-4, 2A2, FRN, 5.09813%,
     3/25/35 .............................................................      United States            3,426,870         3,432,590
    GE Capital Commercial Mortgage Corp., 2003-CI, A4, 4.819%,
     1/10/38 .............................................................      United States            1,578,354         1,546,732
  b GMAC Mortgage Corp. Loan Trust, 2004-HE2, A2, FRN, 2.88%,
     10/25/33 ............................................................      United States              394,618           390,987
    Greenwich Capital Commercial Funding Corp., 2004-GG1, A7,
     5.317%, 6/10/36 .....................................................      United States           11,680,000        11,720,108
  b GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%,
     4/10/38 .............................................................      United States            7,300,000         7,441,040
  b Home Equity Asset Trust, 2005-6, 2A1, FRN, 5.20125%,
     12/25/35 ............................................................      United States              590,068           590,525
    JPMorgan Chase Commercial Mortgage Securities Corp.,
      b 2004-CB9, A4, FRN 5.378%, 6/12/41 ................................      United States           11,324,540        11,513,557
        2004-LN2, A2, 5.115%, 7/15/41 ....................................      United States              697,106           689,614
  c Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24 .............      United States              150,300           149,695
  c Legacy Benefits Insurance Settlements LLC, 2004-1, A, 144A,
     5.35%, 2/10/39 ......................................................      United States            2,383,294         2,254,447
  b Long Beach Mortgage Loan Trust, 2004-2, A4, FRN, 5.82%,
     6/25/34 .............................................................      United States            3,592,978         3,595,213
  b Master Asset-Backed Securities Trust, 2006-AB1, A1, FRN, 5.46%,
     2/25/36 .............................................................      United States            1,362,940         1,363,959
  b Merrill Lynch Mortgage Investors Trust, 2005-WMC1, A2B, FRN,
     5.54%, 9/25/35 ......................................................      United States              262,772           262,963
  b Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.431%, 6/15/38 .........      United States            6,900,000         6,983,507
    New Century Home Equity Loan Trust, 2003-5, AI3, 3.56%,
     11/25/33 ............................................................      United States               15,552            15,458
  b Ownit Mortgage Loan Asset-Backed Certificate, 2006-6, A2B, FRN,
     5.434%, 9/25/37 .....................................................      United States           18,230,360        18,241,650
    Residential Asset Securities Corp.,
        2001-KS2, AI5, 7.014%, 6/25/31 ...................................      United States               13,522            13,536
      b 2002-KS2, AIIB, FRN, 5.86%, 4/25/32 ..............................      United States               69,054            69,120
        2004-KS1, AI4, 4.213%, 4/25/32 ...................................      United States            1,786,721         1,753,585
    Residential Funding Mortgage Securities II, 2005-HI1, A4, 4.70%,
     8/25/34 .............................................................      United States            5,500,000         5,438,792
  b Securitized Asset-Backed Receivables LLC, 2004-OP1, M1, FRN,
     5.83%, 2/25/34 ......................................................      United States              946,143           949,386
  b Structured Asset Investment Loan Trust, HE2, A1, FRN, 5.44%,
     7/25/35 .............................................................      United States            1,461,952         1,462,861


90 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
  FINANCE (CONTINUED)
  Structured Asset Securities Corp.,
   b 2002-1A, 2A1, FRN, 6.344%, 2/25/32 ..................................      United States              188,910      $    188,278
     2004-4XS, 1A4, 4.13%, 2/25/34 .......................................      United States            1,274,450         1,250,163
c Susquehanna Auto Lease Trust, 2005-1,
     A2, 144A, 4.08%, 7/16/07 ............................................      United States              271,331           271,130
     A3, 144A, 4.43%, 6/16/08 ............................................      United States            7,300,000         7,247,609
                                                                                                                        ------------
  TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
   SECURITIES (COST $131,627,413) ........................................                                               130,627,402
                                                                                                                        ------------
  MORTGAGE-BACKED SECURITIES 39.1%
b FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 4.2%
  FHLMC, 3.271%, 5/01/34 .................................................      United States            4,234,599         4,222,036
  FHLMC, 3.846%, 7/01/34 .................................................      United States            1,204,977         1,208,305
  FHLMC, 4.004%, 9/01/34 .................................................      United States            1,016,702         1,008,259
  FHLMC, 4.244%, 1/01/34 .................................................      United States            6,240,463         6,286,853
  FHLMC, 4.679%, 9/01/32 .................................................      United States            4,378,587         4,370,283
  FHLMC, 5.427%, 11/01/27 ................................................      United States            9,064,774         9,143,080
  FHLMC, 6.769%, 9/01/27 .................................................      United States              165,834           167,832
  FHLMC, 6.895%, 4/01/32 .................................................      United States            3,237,582         3,287,501
  FHLMC, 6.901%, 3/01/25 .................................................      United States              196,014           197,669
  FHLMC, 6.991%, 4/01/30 .................................................      United States              761,300           772,545
                                                                                                                        ------------
                                                                                                                          30,664,363
                                                                                                                        ------------
  FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 5.5%
d FHLMC, 6.50%, 11/01/31 .................................................      United States            4,000,000         4,078,752
  FHLMC 30 Year, 5.00%, 11/15/35 .........................................      United States            9,320,414         9,005,850
  FHLMC 30 Year, 6.00%, 11/01/31 .........................................      United States            4,000,000         4,027,500
  FHLMC Gold 15 Year, 4.50%, 10/01/18 - 1/01/19 ..........................      United States            4,853,071         4,700,779
  FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18 ..........................      United States              974,562           961,896
  FHLMC Gold 15 Year, 6.00%, 2/01/17 .....................................      United States              112,476           114,219
d FHLMC Gold 30 Year, 5.00%, 8/01/33 - 5/01/34 ...........................      United States            3,100,400         3,003,951
  FHLMC Gold 30 Year, 5.50%, 1/01/35 .....................................      United States              365,851           362,579
d FHLMC Gold 30 Year, 5.50%, 11/15/36 ....................................      United States            7,049,660         6,972,551
d FHLMC Gold 30 Year, 6.00%, 5/01/33 - 8/01/34 ...........................      United States            3,746,269         3,779,552
  FHLMC Gold 30 Year, 6.50%, 4/01/28 - 1/01/35 ...........................      United States            1,267,266         1,297,706
  FHLMC Gold 30 Year, 7.00%, 4/01/26 - 7/01/32 ...........................      United States              827,702           855,292
  FHLMC Gold 30 Year, 7.50%, 3/01/32 .....................................      United States              106,395           110,726
  FHLMC Gold 30 Year, 8.50%, 8/01/30 .....................................      United States               15,812            16,974
  FHLMC Gold 30 Year, 9.00%, 1/01/22 .....................................      United States              235,347           249,027
  FHLMC Gold 30 Year, 10.00%, 10/01/30 ...................................      United States              427,778           478,923
  FHLMC PC 15 Year, 8.50%, 5/01/12 .......................................      United States               24,708            25,009
                                                                                                                        ------------
                                                                                                                          40,041,286
                                                                                                                        ------------
b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 7.8%
  FNMA, 3.401%, 3/01/34 ..................................................      United States            1,831,600         1,842,181
  FNMA, 3.545%, 4/01/34 ..................................................      United States            6,058,569         6,102,507


                                                              Annual Report | 91

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MORTGAGE-BACKED SECURITIES (CONTINUED)
b FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE (CONTINUED)
  FNMA, 3.566%, 12/01/27 .................................................      United States              610,533      $    614,507
  FNMA, 4.034%, 12/01/34 .................................................      United States            4,048,879         4,042,753
  FNMA, 4.363%, 2/01/34 ..................................................      United States            4,057,937         4,012,554
  FNMA, 4.561%, 3/01/34 ..................................................      United States            2,438,823         2,473,196
  FNMA, 4.604%, 12/01/34 .................................................      United States            2,214,012         2,179,388
  FNMA, 5.054%, 4/01/35 ..................................................      United States            9,855,209         9,845,129
  FNMA, 5.427%, 8/01/33 ..................................................      United States            9,137,596         9,269,190
  FNMA, 5.427%, 9/01/34 ..................................................      United States            9,082,502         9,152,953
  FNMA, 5.725%, 6/01/17 ..................................................      United States              133,849           133,825
  FNMA, 5.831%, 6/01/33 ..................................................      United States              615,334           619,369
  FNMA, 5.832%, 3/01/33 ..................................................      United States              701,954           706,556
  FNMA, 6.241%, 12/01/24 .................................................      United States               72,311            73,234
  FNMA, 6.295%, 9/01/19 ..................................................      United States               48,975            49,669
  FNMA, 6.646%, 1/01/17 ..................................................      United States              770,680           768,695
  FNMA, 6.734%, 10/01/32 .................................................      United States            2,462,467         2,469,521
  FNMA, 6.75%, 6/01/15 ...................................................      United States              137,204           137,728
  FNMA, 6.766%, 12/01/22 .................................................      United States              295,660           297,925
  FNMA, 6.853%, 5/01/25 ..................................................      United States              220,094           222,762
  FNMA, 6.957%, 11/01/31 .................................................      United States            1,007,583         1,022,933
  FNMA, 7.092%, 6/01/32 ..................................................      United States              409,090           415,999
                                                                                                                        ------------
                                                                                                                          56,452,574
                                                                                                                        ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 21.2%
  FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19 .................................      United States            2,142,502         2,075,543
  FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18 .................................      United States            2,161,718         2,134,980
  FNMA 15 Year, 5.50%, 1/01/14 - 2/01/18 .................................      United States            1,182,592         1,187,117
  FNMA 15 Year, 6.00%, 8/01/16 - 6/01/17 .................................      United States              683,464           694,983
  FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16 .................................      United States               68,313            69,819
d FNMA 30 Year, 5.00%, 11/15/35 ..........................................      United States           53,400,000        51,564,375
  FNMA 30 Year, 5.50%, 6/01/33 - 5/01/36 .................................      United States           50,365,381        49,829,172
d FNMA 30 Year, 5.50%, 11/01/33 ..........................................      United States           14,250,000        14,085,242
  FNMA 30 Year, 6.00%, 9/01/32 - 11/01/35 ................................      United States            8,908,020         8,979,436
d FNMA 30 Year, 6.00%, 11/01/32 ..........................................      United States           14,750,000        14,842,188
d FNMA 30 Year, 6.50%, 5/01/28 - 8/01/32 .................................      United States            6,121,990         6,258,178
  FNMA 30 Year, 7.00%, 8/01/29 - 10/01/32 ................................      United States              648,404           670,098
  FNMA 30 Year, 7.50%, 1/01/30 ...........................................      United States              104,506           109,170
  FNMA 30 Year, 8.00%, 12/01/30 ..........................................      United States               10,485            11,067
  FNMA 30 Year, 8.50%, 5/01/32 ...........................................      United States              332,891           358,213
  FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27 ................................      United States            1,099,170         1,194,997
                                                                                                                        ------------
                                                                                                                         154,064,578
                                                                                                                        ------------
b GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.0% e
  GNMA, 5.125%, 10/20/26 .................................................      United States              153,831           155,175
  GNMA, 5.375%, 1/20/23 ..................................................      United States               70,515            71,026
                                                                                                                        ------------
                                                                                                                             226,201
                                                                                                                        ------------


92 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TOTAL RETURN FUND                                             COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    MORTGAGE-BACKED SECURITIES (CONTINUED)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.4%
    GNMA I SF 15 Year, 7.00%, 2/15/09 ...................................      United States                41,072      $     41,646
    GNMA I SF 30 Year, 6.50%, 10/15/31 - 4/15/32 ........................      United States               201,672           207,776
    GNMA I SF 30 Year, 7.00%, 10/15/27 - 4/15/28 ........................      United States                83,595            86,518
    GNMA I SF 30 Year, 7.50%, 12/15/06 - 11/15/26 .......................      United States               624,767           648,581
    GNMA I SF 30 Year, 8.00%, 8/15/16 - 7/15/17 .........................      United States               257,807           271,570
    GNMA I SF 30 Year, 9.00%, 9/15/25 - 3/15/31 .........................      United States                 9,146             9,926
    GNMA II GP SF 30 Year, 8.25%, 9/20/17 ...............................      United States                40,704            43,135
    GNMA II SF 30 Year, 6.00%, 5/20/31 ..................................      United States                58,627            59,374
    GNMA II SF 30 Year, 6.50%, 3/20/28 - 4/20/31 ........................      United States                43,803            45,020
    GNMA II SF 30 Year, 7.00%, 5/20/27 - 12/20/30 .......................      United States               906,892           935,665
    GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33 ........................      United States               347,060           360,527
    GNMA II SF 30 Year, 8.00%, 1/20/27 - 7/20/27 ........................      United States               247,892           261,864
                                                                                                                        ------------
                                                                                                                           2,971,602
                                                                                                                        ------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $283,521,065) ................                                                284,420,604
                                                                                                                        ------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 16.5%
    FHLMC, 4.625%, 2/21/08 ..............................................      United States             7,000,000         6,966,813
    FNMA,
        4.25%, 9/15/07 ..................................................      United States             2,500,000         2,480,595
        6.625%, 10/15/07 ................................................      United States             5,000,000         5,067,950
        6.625%, 11/15/30 ................................................      United States             7,000,000         8,474,669
        7.25%, 5/15/30 ..................................................      United States             1,500,000         1,939,140
    U.S. Treasury Bond,
        5.25%, 2/15/29 ..................................................      United States             2,900,000         3,081,705
        5.375%, 2/15/31 .................................................      United States             1,450,000         1,574,723
        6.25%, 8/15/23 ..................................................      United States            16,000,000        18,625,008
      f Index Linked, 2.00%, 7/15/14 ....................................      United States             8,112,375         7,904,504
    U.S. Treasury Note,
        3.00%, 2/15/08 ..................................................      United States            10,000,000         9,777,740
        3.625%, 1/15/10 .................................................      United States            24,000,000        23,315,640
        5.125%, 6/30/11 .................................................      United States             5,000,000         5,114,650
      f Index Linked, 0.875%, 4/15/10 ...................................      United States             3,228,690         3,043,547
      f Index Linked, 1.875%, 7/15/15 ...................................      United States             6,289,260         6,057,595
      f Index Linked, 2.375%, 4/15/11 ...................................      United States             3,081,630         3,066,102
      f Index Linked, 2.50%, 7/15/16 ....................................      United States             6,057,480         6,146,452
      f Index Linked, 3.00%, 7/15/12 ....................................      United States             6,803,820         7,015,644
                                                                                                                        ------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $119,290,763) ................................................                                                119,652,477
                                                                                                                        ------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 7.8%
    European Investment Bank, 2.125%, 9/20/07 ...........................      Supranational g         110,000,000 JPY       953,685
b,h Government of Argentina, FRN, 5.589%, 8/03/12 .......................        Argentina               2,225,000         1,572,141


                                                              Annual Report | 93

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                               COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
  Government of Indonesia,
      11.50%, 9/15/19 ..................................................        Indonesia           12,200,000,000 IDR   $ 1,402,950
      12.80%, 6/15/21 ..................................................        Indonesia            9,705,000,000 IDR     1,231,534
      12.90%, 6/15/22 ..................................................        Indonesia           21,000,000,000 IDR     2,666,649
      13.15%, 3/15/10 ..................................................        Indonesia            9,320,000,000 IDR     1,126,055
      14.25%, 6/15/13 ..................................................        Indonesia            7,995,000,000 IDR     1,042,515
      14.275%, 12/15/13 ................................................        Indonesia           12,430,000,000 IDR     1,633,226
i Government of Iraq, Reg S, 5.80%, 1/15/28 ............................           Iraq                  3,200,000         2,160,000
  Government of Malaysia,
      3.135%, 12/17/07 .................................................         Malaysia                  545,000 MYR       148,515
      4.032%, 9/15/09 ..................................................         Malaysia                1,440,000 MYR       398,023
      4.305%, 2/27/09 ..................................................         Malaysia                9,300,000 MYR     2,580,273
      6.45%, 7/01/08 ...................................................         Malaysia                3,640,000 MYR     1,040,503
      6.90%, 3/15/07 ...................................................         Malaysia                  585,000 MYR       162,154
      8.60%, 12/01/07 ..................................................         Malaysia                3,390,000 MYR       976,579
  Government of Norway, 6.75%, 1/15/07 .................................          Norway                15,860,000 NOK     2,441,699
  Government of Peru,
      7.84%, 8/12/20 ...................................................           Peru                  1,100,000 PEN       375,353
      Series 7, 8.60%, 8/12/17 .........................................           Peru                  3,200,000 PEN     1,142,961
  Government of the Philippines, 9.00%, 2/15/13 ........................       Philippines                 500,000           572,500
  Government of Poland,
      5.75%, 9/23/22 ...................................................          Poland                 1,250,000 PLN       429,221
      6.00%, 5/24/09 ...................................................          Poland                11,700,000 PLN     3,970,552
      8.50%, 11/12/06 ..................................................          Poland                 1,150,000 PLN       380,063
      8.50%, 5/12/07 ...................................................          Poland                 6,100,000 PLN     2,056,025
  Government of Singapore,
      2.625%, 10/01/07 .................................................        Singapore                2,500,000 SGD     1,598,959
      4.00%, 3/01/07 ...................................................        Singapore                2,490,000 SGD     1,603,135
  Government of Slovakia,
      4.80%, 4/14/09 ...................................................     Slovak Republic             2,600,000 SKK        91,887
      4.90%, 2/11/14 ...................................................     Slovak Republic             2,000,000 SKK        72,370
      5.30%, 5/12/19 ...................................................     Slovak Republic             1,900,000 SKK        72,629
  Government of Sweden,
      5.50%, 10/08/12 ..................................................          Sweden                 2,880,000 SEK       437,991
      8.00%, 8/15/07 ...................................................          Sweden                32,310,000 SEK     4,638,146
  Government of Thailand,
      4.125%, 2/12/08 ..................................................         Thailand               19,000,000 THB       512,715
      8.00%, 12/08/06 ..................................................         Thailand               49,400,000 THB     1,350,222
      8.50%, 12/08/08 ..................................................         Thailand               15,000,000 THB       437,598
b Government of Vietnam, FRN, 6.25%, 3/12/16 ...........................         Vietnam                   223,043           224,041
  Inter-American Development Bank, 9.00%, 1/04/07 ......................      Supranational g           54,500,000 ISK       797,645
  KfW Bankengruppe,
   b FRN, 0.201%, 8/08/11 ..............................................         Germany               190,000,000 JPY     1,625,631
     senior note, E, 8.25%, 9/20/07 ....................................         Germany                51,000,000 ISK       724,093
  Korea Treasury Note,
    3.75%, 9/10/07 .....................................................       South Korea           2,890,000,000 KRW     3,044,019
    4.25%, 9/10/08 .....................................................       South Korea           1,000,000,000 KRW     1,052,935


94 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TOTAL RETURN FUND                                           COUNTRY/ORGANIZATION      PRINCIPAL AMOUNT a       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONTINUED)
    Korea Treasury Note, (continued)
       4.50%, 9/09/08 .................................................       South Korea          3,300,000,000   KRW   $ 3,489,423
       4.75%, 3/12/08 .................................................       South Korea          1,100,000,000   KRW     1,167,471
    Nota Do Tesouro Nacional, 9.762%,
       1/01/10 ........................................................          Brazil                    1,000 j BRL       427,750
       1/01/12 ........................................................          Brazil                    2,500 j BRL     1,017,555
       1/01/14 ........................................................          Brazil                    1,900 j BRL       742,590
  k Swedish Treasury Bill, 12/19/07 ...................................          Sweden               10,085,000   SEK     1,346,332
                                                                                                                         -----------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $53,189,092) ...............................................                                                   56,938,313
                                                                                                                         -----------
b,l SENIOR FLOATING RATE INTERESTS 3.4%
    COMMERCIAL SERVICES 0.3%
    Affiliated Computer Services Inc., Term Loan B, 7.389%, 3/20/13 ...      United States               992,500             993,889
    Buhrmann U.S. Inc., Term Loan D-1, 7.14% - 7.218%, 12/23/10 .......      United States             1,000,000             998,810
    Workflow Management Inc., Term Loan B, 9.376%, 11/30/11 ...........      United States               553,052             555,248
                                                                                                                         -----------
                                                                                                                           2,547,947
                                                                                                                         -----------
    COMMUNICATIONS 0.2%
    Alaska Communications Systems Holdings Inc., 2006-1 Incremental
     Facility Loan, 7.117%, 2/01/12 ...................................      United States             1,000,000             998,550
    Fairpoint Communications Inc., Term Loan B, 7.125%, 2/08/12 .......      United States               835,616             831,188
                                                                                                                         -----------
                                                                                                                           1,829,738
                                                                                                                         -----------
    CONSUMER DURABLES 0.4%
    Jarden Corp., Term Loan B2, 7.117%, 1/24/12 .......................      United States               950,532             950,884
    Propex Fabrics Inc., Term Loan B, 7.63%, 7/31/12 ..................      United States               931,875             929,135
    Tupperware Corp., Term Loan B, 6.89%, 12/05/12 ....................      United States               941,273             936,679
                                                                                                                         -----------
                                                                                                                           2,816,698
                                                                                                                         -----------
    CONSUMER NON-DURABLES 0.4%
    Acco Brands Corp., Term Loan B, 7.124% - 7.149%, 8/17/12 ..........      United States               807,595             808,604
    Central Garden & Pet Co., Term Loan B, 6.82%, 9/30/12 .............      United States               271,973             272,082
    Michael Foods Inc., Term Loan B1, 7.387% - 7.553%, 11/21/10 .......      United States               273,141             272,933
    Southern Wine & Spirits of America Inc., Term Loan B, 6.867%,
     5/31/12 ..........................................................      United States               291,028             291,007
    Warnaco Inc., Term Loan, 6.82% - 8.75%, 1/31/13 ...................      United States               995,000             987,886
                                                                                                                         -----------
                                                                                                                           2,632,512
                                                                                                                         -----------
    CONSUMER SERVICES 0.4%
    Cinemark USA Inc., Term Loan, 7.32%, 10/05/13 .....................      United States               900,000             905,247
    Cinram International, Term Loan B, 7.222%, 5/05/11 ................          Canada                  242,123             240,924
    CSC Holdings Inc. (Cablevision), Incremental Term Loan, 7.073% -
     7.218%, 3/29/13 ..................................................      United States               995,000             994,403
    Dominos Inc., Term Loan B, 6.875% - 6.938%, 6/25/10 ...............      United States               442,640             441,179
                                                                                                                         -----------
                                                                                                                           2,581,753
                                                                                                                         -----------


                                                              Annual Report | 95

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TOTAL RETURN FUND                                              COUNTRY/ORGANIZATION    PRINCIPAL AMOUNT a      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,l SENIOR FLOATING RATE INTERESTS (CONTINUED)
    ENERGY MINERALS 0.1%
    Alpha Natural Resources LLC, Term Loan B, 7.117%, 10/26/12 ...........      United States             992,500        $   992,480
                                                                                                                         -----------
    FINANCE 0.3%
    Ameritrade Holding Corp., Term Loan B, 6.82%, 12/31/12 ...............      United States             888,409            888,738
    Avis Budget Car Rental LLC, Term Loan, 6.63%, 4/19/12 ................      United States             957,143            957,114
                                                                                                                         -----------
                                                                                                                           1,845,852
                                                                                                                         -----------
    HEALTH SERVICES 0.1%
    Fresenius Medical Care Holdings Inc., Term Loan B, 6.742% -
     6.775%, 3/31/13 .....................................................      United States             995,000            988,543
                                                                                                                         -----------
    INDUSTRIAL SERVICES 0.1%
    Allied Waste North America Inc.,
       Credit Link, 5.323%, 1/15/12 ......................................      United States             276,841            276,681
       Term Loan B, 7.07% - 7.21%, 1/15/12 ...............................      United States             697,735            697,330
                                                                                                                         -----------
                                                                                                                             974,011
                                                                                                                         -----------
    PROCESS INDUSTRIES 0.3%
    Berry Plastics Holding Corp., Term Loan B, 7.10% - 7.124%,
     9/20/13 .............................................................      United States             100,000            100,041
    Georgia-Pacific Corp., Term Loan B, 7.367% - 7.39%, 12/20/12 .........      United States             694,750            699,078
    Huntsman International LLC, Term Loan B, 7.07%, 8/16/12 ..............      United States             953,345            952,306
    Ineos U.S. Finance LLC,
        Term Loan B2, 7.611% - 7.615%, 12/16/13 ..........................      United States             250,000            252,045
        Term Loan C2, 8.111% - 8.115%, 12/23/14 ..........................      United States             250,000            252,055
    Nalco Co., Term Loan B, 7.07% - 7.30%, 11/04/10 ......................      United States             221,062            221,955
                                                                                                                         -----------
                                                                                                                           2,477,480
                                                                                                                         -----------
    PRODUCER MANUFACTURING 0.1%
    NCI Building Systems Inc., Term Loan B, 6.82% - 6.87%,
     6/18/10 .............................................................      United States             401,786            402,003
    Sensus Metering Systems Inc.,
        Term Loan B1, 7.374% - 7.583%, 12/17/10 ..........................      United States             197,826            197,660
        Term Loan B2, 7.399% - 7.583%, 12/17/10 ..........................        Luxembourg               26,277             26,273
    TriMas Co. LLC,
        Term Loan B, 8.25%, 8/02/13 ......................................      United States             208,608            209,424
        Tranche B-1 L/C, 8.08%, 8/02/11 ..................................      United States              48,140             48,318
                                                                                                                         -----------
                                                                                                                             883,678
                                                                                                                         -----------
    REAL ESTATE DEVELOPMENT 0.1%
    Mattamy Group, Term Loan B, 7.688%, 4/11/13 ..........................      United States             398,500            396,854
                                                                                                                         -----------
    REAL ESTATE INVESTMENT TRUSTS 0.3%
    Capital Automotive REIT, Term Loan B, 7.08%, 12/10/10 ................      United States             830,268            830,484
    General Growth Properties Inc., Term Loan A-1, 6.57%, 2/24/10 ........      United States           1,000,000            991,400
    Newkirk Master LP, Term Loan B, 7.073%, 8/11/08 ......................      United States             181,734            181,705
                                                                                                                         -----------
                                                                                                                           2,003,589
                                                                                                                         -----------


96 | Annual Report

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN TOTAL RETURN FUND                                              COUNTRY/ORGANIZATION     PRINCIPAL AMOUNT a     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
b,l SENIOR FLOATING RATE INTERESTS (CONTINUED)
    RETAIL TRADE 0.1%
    Easton Bell Sports Inc., Term Loan B, 7.07% - 9.00%, 3/16/12 .........      United States               497,500      $   496,784
                                                                                                                         -----------
    TECHNOLOGY SERVICES 0.1%
    Nuance Communications Inc., Term Loan, 7.32%, 3/31/13 ................      United States               497,500          494,450
                                                                                                                         -----------
    UTILITIES 0.1%
    NRG Energy Inc.,
      Credit Link, 7.367%, 2/01/13 .......................................      United States                98,401           99,020
      Term Loan B, 7.367%, 2/01/13 .......................................      United States               429,441          432,138
                                                                                                                         -----------
                                                                                                                             531,158
                                                                                                                         -----------
    TOTAL SENIOR FLOATING RATE INTERESTS (COST $24,574,022) ..............                                                24,493,527
                                                                                                                         -----------
    CREDIT - LINKED STRUCTURED NOTE (COST $1,606,165) 0.2%
    FINANCE CONGLOMERATES 0.2%
b,c Credit Suisse First Boston International, 144A, FRN, 7.69%,
     3/20/09 .............................................................      United States             1,600,000        1,612,000
                                                                                                                         -----------
    TOTAL LONG TERM INVESTMENTS (COST $774,269,008) ......................                                               780,994,449
                                                                                                                         -----------
    SHORT TERM INVESTMENTS 6.1%
    FOREIGN GOVERNMENT SECURITIES 1.6%
  k Canada Treasury Bill, 5/17/07 ........................................          Canada                1,995,000 CAD    1,736,964
  k Egypt Treasury Bill, 11/21/06 - 9/18/07 ..............................          Egypt                16,100,000 EGP    2,674,490
  k Norwegian Treasury Bill, 3/21/07 .....................................          Norway               12,400,000 NOK    1,868,755
  k Thailand Treasury Bill, 2/22/07 - 10/04/07 ...........................         Thailand             206,137,000 THB    5,442,499
                                                                                                                         -----------
    TOTAL FOREIGN GOVERNMENT SECURITIES (COST $11,734,949) ...............                                                11,722,708
                                                                                                                         -----------
    U.S. GOVERNMENT AND AGENCY SECURITIES (COST $498,348) 0.1%
k,m U.S. Treasury Bill, 11/24/06 .........................................      United States               500,000          498,378
                                                                                                                         -----------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
     (COST $786,502,305) .................................................                                               793,215,535
                                                                                                                         -----------


                                                              Annual Report | 97

Franklin Investors Securities Trust

-----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TOTAL RETURN FUND                                                       COUNTRY               SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND (COST $32,124,892) 4.4%
n Franklin Institutional Fiduciary Trust Money Market Portfolio,
   4.96% .................................................................      United States          32,124,892     $  32,124,892
                                                                                                                      -------------
  TOTAL SHORT TERM INVESTMENTS (COST $44,358,189) ........................                                               44,345,978
                                                                                                                      -------------
  TOTAL INVESTMENTS (COST $818,627,197) 113.6% ...........................                                              825,340,427
  NET UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE
   CONTRACTS 0.0% e ......................................................                                                  (19,775)
  OTHER ASSETS, LESS LIABILITIES (13.6)% .................................                                              (98,730,492)
                                                                                                                      -------------
  NET ASSETS 100.0% ......................................................                                            $ 726,590,160
                                                                                                                      =============

See Currency and Selected Portfolio Abbreviations on page 99.

a     The principal amount is stated in U.S. dollars unless otherwise indicated.

b     The coupon rate shown represents the rate at period end.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the aggregate value of these securities was $38,171,501, representing 5.25% of net assets.

d See Note 1(d) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

e     Rounds to less than 0.1% of net assets.

f     Principal amount of security is adjusted for inflation. See Note 1(l).

g A supranational organization is an entity formed by two or more central governments through international treaties.

h The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

i Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the value of this security was $2,160,000, representing 0.30% of net assets.

j     Principal amount is stated in 1,000 Real units.

k     The security is traded on a discount basis with no stated coupon rate.

l     See Note 1(j) regarding senior floating rate interests.

m     On deposit with broker for initial margin on futures contracts (Note 9).

n See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


98 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

CURRENCY ABBREVIATIONS:                 SELECTED PORTFOLIO ABBREVIATIONS:
BRL   - Brazilian Real                  DIP    - Debtor-In-Possession
CAD   - Canadian Dollar                 FHLB   - Federal Home Loan Bank
EGP   - Egyptian Pound                  FHLMC  - Federal Home Loan Mortgage Corporation
IDR   - Indonesian Rupiah               FNMA   - Federal National Mortgage Association
ISK   - Iceland Krona                   FRN    - Floating Rate Note
JPY   - Japanese Yen                    GNMA   - Government National Mortgage Association
KRW   - South Korean Won                GP     - Graduated Payment
MYR   - Malaysian Ringgit               L/C    - Letter of Credit
NOK   - Norwegian Krone                 PC     - Participation Certificate
PEN   - Peruvian Nuevo Sol              REIT   - Real Estate Investment Trust
PLN   - Polish Zloty                    SF     - Single Family
SEK   - Swedish Krona
SGD   - Singapore Dollar
SKK   - Slovak Koruna
THB   - Thai Baht


99 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2006

                                                           --------------------------------------------------------------------
                                                               FRANKLIN           FRANKLIN          FRANKLIN
                                                              ADJUSTABLE        FLOATING RATE     LOW DURATION      FRANKLIN
                                                            U.S. GOVERNMENT     DAILY ACCESS      TOTAL RETURN    TOTAL RETURN
                                                            SECURITIES FUND         FUND              FUND            FUND
                                                           --------------------------------------------------------------------
Assets:
  Investments in securities:
   Cost - Unaffiliated issuers ..........................   $   387,117,149    $ 2,075,313,854    $ 11,085,800    $ 786,502,305
   Cost - Sweep Money Fund (Note 7) .....................        20,469,677        236,755,840         236,609       32,124,892
   Cost - Repurchase agreements .........................         3,124,744                 --              --               --
                                                           --------------------------------------------------------------------
   Total cost of investments ............................   $   410,711,570    $ 2,312,069,694    $ 11,322,409    $ 818,627,197
                                                           --------------------------------------------------------------------
   Value - Unaffiliated issuers .........................   $   382,157,727    $ 2,077,292,078    $ 11,123,617    $ 793,215,535
   Value - Sweep Money Fund (Note 7) ....................        20,469,677        236,755,840         236,609       32,124,892
   Value - Repurchase agreements ........................         3,124,744                 --              --               --
                                                           --------------------------------------------------------------------
   Total value of investments ...........................       405,752,148      2,314,047,918      11,360,226      825,340,427
  Cash ..................................................                --          5,904,053              --           63,233
  Foreign currency, at value (cost $46,300) .............                --                 --          47,215               --
  Receivables:
   Investment securities sold ...........................         3,041,465         47,423,271         148,034        9,990,124
   Capital shares sold ..................................           345,781          6,497,742         223,898        2,878,301
   Interest .............................................         2,249,285         14,994,655         119,026        6,926,211
   Variation margin .....................................                --                 --              --          196,688
  Swap premiums paid ....................................                --                 --           1,839           16,650
  Unrealized gain on forward exchange contracts (Note 10)                --                 --           1,062          154,792
  Unrealized gain on swap agreements (Note 8) ...........                --                 --              --            8,597
                                                           --------------------------------------------------------------------
         Total assets ...................................       411,388,679      2,388,867,639      11,901,300      845,575,023
                                                           --------------------------------------------------------------------
Liabilities:
  Payables:
   Investment securities purchased ......................                --         93,800,025         135,933      115,772,880
   Capital shares redeemed ..............................         1,853,084         10,534,788           8,453        1,198,179
   Affiliates ...........................................           285,890          1,717,936           2,854          287,248
   Accrued swap premium .................................                --                 --              --           58,989
   Distributions to shareholders ........................           509,355          3,856,160          23,157        1,002,752
  Swap premiums received ................................                --                 --              --          124,764
  Foreign currency advanced by custodian ................                --                 --              --            1,182
  Unrealized loss on forward exchange contracts (Note 10)                --                 --           2,813          174,567
  Unrealized loss on swap agreements (Note 8) ...........                --                 --             586          206,537
  Unrealized loss on unfunded loan commitments
   (Note 12) ............................................                --            102,329              --               --
  Accrued expenses and other liabilities ................            70,240            587,297           5,448          157,765
                                                           --------------------------------------------------------------------
         Total liabilities ..............................         2,718,569        110,598,535         179,244      118,984,863
                                                           --------------------------------------------------------------------
          Net assets, at value ..........................   $   408,670,110    $ 2,278,269,104    $ 11,722,056    $ 726,590,160
                                                           ====================================================================
Net assets consist of:
  Paid-in capital .......................................   $   428,170,428    $ 2,651,270,661    $ 11,854,019    $ 727,005,075
 Undistributed net investment income (distributions in
   excess of net investment income) .....................             2,804           (224,769)        (20,715)        (108,267)
  Net unrealized appreciation (depreciation) ............        (4,959,422)         1,875,895          36,605        7,056,583
  Accumulated net realized gain (loss) ..................       (14,543,700)      (374,652,683)       (147,853)      (7,363,231)
                                                           --------------------------------------------------------------------
          Net assets, at value ..........................   $   408,670,110    $ 2,278,269,104    $ 11,722,056    $ 726,590,160
                                                           ====================================================================


100 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006

                                                           ----------------------------------------------------------------------
                                                               FRANKLIN          FRANKLIN           FRANKLIN
                                                              ADJUSTABLE       FLOATING RATE      LOW DURATION        FRANKLIN
                                                            U.S. GOVERNMENT    DAILY ACCESS       TOTAL RETURN      TOTAL RETURN
                                                            SECURITIES FUND        FUND               FUND              FUND
                                                           ----------------------------------------------------------------------
CLASS A:
 Net assets, at value ...................................    $ 372,703,448    $ 1,742,513,615    $   11,722,056     $ 406,241,512
                                                           ----------------------------------------------------------------------
 Shares outstanding .....................................       41,957,354        173,128,643         1,197,772        40,847,076
                                                           ----------------------------------------------------------------------
 Net asset value per share ..............................    $        8.88    $         10.06    $         9.79     $        9.95
                                                           ----------------------------------------------------------------------
 Maximum offering price per share (net asset value
   per share / 97.75%, 97.75%, 97.75% and 95.75%,
   respectively) a ......................................    $        9.08    $         10.29    $        10.02     $       10.39
                                                           ----------------------------------------------------------------------
CLASS B:
 Net assets, at value ...................................               --    $    60,971,545                --     $  21,028,007
                                                           ----------------------------------------------------------------------
 Shares outstanding .....................................               --          6,062,037                --         2,114,661
                                                           ----------------------------------------------------------------------
 Net asset value and maximum offering price per share a .               --    $         10.06                --     $        9.94
                                                           ----------------------------------------------------------------------
CLASS C:
 Net assets, at value ...................................    $  35,966,662    $   380,598,514                --     $  46,109,806
                                                           ----------------------------------------------------------------------
 Shares outstanding .....................................        4,051,203         37,801,511                --         4,638,624
                                                           ----------------------------------------------------------------------
 Net asset value and maximum offering price per share a .    $        8.88    $         10.07                --     $        9.94
                                                           ----------------------------------------------------------------------
CLASS R:
 Net assets, at value ...................................               --                 --                --     $  30,219,010
                                                           ----------------------------------------------------------------------
 Shares outstanding .....................................               --                 --                --         3,038,838
                                                           ----------------------------------------------------------------------
 Net asset value and maximum offering price per share a .               --                 --                --     $        9.94
                                                           ----------------------------------------------------------------------
ADVISOR CLASS:
 Net assets, at value ...................................               --    $    94,185,430                --     $ 222,991,825
                                                           ----------------------------------------------------------------------
 Shares outstanding .....................................               --          9,347,553                --        22,391,243
                                                           ----------------------------------------------------------------------
 Net asset value and maximum offering price per share a .               --    $         10.08                --     $        9.96
                                                           ----------------------------------------------------------------------


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


101 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF OPERATIONS
for the year ended October 31, 2006

                                                                -----------------------------------------------------------------
                                                                    FRANKLIN          FRANKLIN         FRANKLIN
                                                                   ADJUSTABLE       FLOATING RATE    LOW DURATION      FRANKLIN
                                                                 U.S. GOVERNMENT    DAILY ACCESS     TOTAL RETURN    TOTAL RETURN
                                                                 SECURITIES FUND        FUND             FUND            FUND
                                                                -----------------------------------------------------------------
Investment income:
 Dividends from Sweep Money Fund (Note 7) .....................   $     547,378    $     8,935,415   $     22,001   $   2,077,223
 Interest .....................................................      19,969,697        147,947,321        445,235      30,723,260
                                                                -----------------------------------------------------------------
        Total investment income ...............................      20,517,075        156,882,736        467,236      32,800,483
                                                                -----------------------------------------------------------------
Expenses:
 Management fees (Note 3a) ....................................       1,827,930          6,811,913         43,212       2,375,590
 Administrative fees (Note 3b) ................................         467,194          4,608,993         21,151       1,250,595
 Distribution fees: (Note 3c)
  Class A .....................................................       1,060,525          4,509,236         26,451         872,071
  Class B .....................................................              --            645,854             --         137,367
  Class C .....................................................         270,462          2,246,119             --         252,672
  Class R .....................................................              --                 --             --         133,011
 Transfer agent fees (Note 3e) ................................         499,192          1,879,572          6,814         946,047
 Custodian fees (Note 4) ......................................           8,558             42,472          7,802          87,395
 Reports to shareholders ......................................          53,795            332,224             --          67,666
 Registration and filing fees .................................          63,491            178,073         17,052          87,764
 Professional fees ............................................          32,672            238,137         21,041          31,862
 Trustees' fees and expenses ..................................          16,207             42,255            192          10,881
 Other ........................................................          29,943            109,537          1,582          54,190
                                                                -----------------------------------------------------------------
        Total expenses ........................................       4,329,969         21,644,385        145,297       6,307,111
        Expense reductions (Note 4) ...........................          (1,716)           (43,880)           (93)         (2,926)
        Expenses waived/paid by affiliates (Note 3f) ..........              --                 --        (49,991)     (1,154,519)
                                                                -----------------------------------------------------------------
           Net expenses .......................................       4,328,253         21,600,505         95,213       5,149,666
                                                                -----------------------------------------------------------------
            Net investment income .............................      16,188,822        135,282,231        372,023      27,650,817
                                                                -----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................        (497,000)         1,505,541        (95,080)     (2,123,862)
  Foreign currency transactions ...............................              --                 --            694          65,564
  Financial futures contracts .................................              --                 --             --      (1,694,892)
  Swap agreements .............................................              --                 --          1,162        (256,241)
                                                                -----------------------------------------------------------------
           Net realized gain (loss) ...........................        (497,000)         1,505,541        (93,224)     (4,009,431)
                                                                -----------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................       1,281,173        (11,804,713)       143,434      11,208,020
  Translation of assets and liabilities denominated in
    foreign currencies ........................................              --                 --          1,104          (9,316)
                                                                -----------------------------------------------------------------
           Net change in unrealized
             appreciation (depreciation) ......................       1,281,173        (11,804,713)       144,538      11,198,704
                                                                -----------------------------------------------------------------
Net realized and unrealized gain (loss) .......................         784,173        (10,299,172)        51,314       7,189,273
                                                                -----------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  16,972,995    $   124,983,059   $    423,337   $  34,840,090
                                                                =================================================================


102 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                            ---------------------------------------------------------------------
                                                                   FRANKLIN ADJUSTABLE                FRANKLIN FLOATING RATE
                                                             U.S. GOVERNMENT SECURITIES FUND            DAILY ACCESS FUND
                                                            ---------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,              YEAR ENDED OCTOBER 31,
                                                                   2006             2005              2006               2005
                                                            ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................   $  16,188,822    $  18,498,124    $   135,282,231    $    66,891,404
  Net realized gain (loss) from investments ..............        (497,000)      (2,448,009)         1,505,541          9,136,970
  Net change in unrealized appreciation
     (depreciation) on investments .......................       1,281,173       (5,456,224)       (11,804,713)        (8,036,044)
                                                            ---------------------------------------------------------------------
        Net increase (decrease) in net assets
           resulting from operations .....................      16,972,995       10,593,891        124,983,059         67,992,330
                                                            ---------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..............................................     (18,018,583)     (17,165,271)      (108,018,973)       (52,039,025)
    Class B ..............................................              --               --         (3,443,982)        (2,292,506)
    Class C ..............................................      (1,640,973)      (1,431,190)       (19,601,654)       (11,394,242)
    Advisor Class ........................................              --               --         (4,629,148)        (1,755,947)
                                                            ---------------------------------------------------------------------
 Total distributions to shareholders .....................     (19,659,556)     (18,596,461)      (135,693,757)       (67,481,720)
                                                            ---------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................    (100,079,739)     (94,558,701)      (139,955,746)     1,274,407,282
    Class B ..............................................              --               --         (4,402,296)        (3,566,057)
    Class C ..............................................     (12,245,463)        (263,925)        50,980,725         61,572,299
    Advisor Class ........................................              --               --         56,002,366          1,096,322
                                                            ---------------------------------------------------------------------
 Total capital share transactions ........................    (112,325,202)     (94,822,626)       (37,374,951)     1,333,509,846
                                                            ---------------------------------------------------------------------
 Redemption fees .........................................           7,259            3,473             36,615             51,786
                                                            ---------------------------------------------------------------------
      Net increase (decrease) in net assets ..............    (115,004,504)    (102,821,723)       (48,049,034)     1,334,072,242
Net assets:
 Beginning of year .......................................     523,674,614      626,496,337      2,326,318,138        992,245,896
                                                            ---------------------------------------------------------------------
 End of year .............................................   $ 408,670,110    $ 523,674,614    $ 2,278,269,104    $ 2,326,318,138
                                                            =====================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of year ............................................   $       2,804    $       8,000    $      (224,769)   $      (705,165)
                                                            =====================================================================


103 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            ---------------------------------------------------------------------
                                                                  FRANKLIN LOW DURATION                      FRANKLIN
                                                                    TOTAL RETURN FUND                   TOTAL RETURN FUND
                                                            ---------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,             YEAR ENDED OCTOBER 31,
                                                                   2006           2005 a             2006              2005
                                                            ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................   $     372,023    $     193,775     $  27,650,817    $  18,229,656
  Net realized gain (loss) from investments,
    swap agreements, financial futures
    contracts, and foreign currency
    transactions .........................................         (93,224)         (34,097)       (4,009,431)       4,485,544
  Net change in unrealized appreciation
    (depreciation) on investments, and
    translation of assets and liabilities
    denominated in foreign currencies ....................         144,538         (107,933)       11,198,704      (18,143,088)
                                                            ------------------------------------------------------------------
     Net increase (decrease) in net assets
         resulting from operations .......................         423,337           51,745        34,840,090        4,572,112
                                                            ------------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ..............................................        (394,176)        (239,991)      (17,392,729)     (10,278,245)
    Class B ..............................................              --               --          (983,675)        (815,594)
    Class C ..............................................              --               --        (1,791,510)      (1,095,349)
    Class R ..............................................              --               --        (1,263,525)        (622,208)
    Advisor Class ........................................              --               --       (10,025,400)      (7,538,538)
                                                            ------------------------------------------------------------------
 Total distributions to shareholders .....................        (394,176)        (239,991)      (31,456,839)     (20,349,934)
                                                            ------------------------------------------------------------------
 Capital share transactions: (Note 2)
    Class A ..............................................       1,382,277       10,498,709       112,725,310       90,663,020
    Class B ..............................................              --               --          (403,599)       2,637,458
    Class C ..............................................              --               --        11,130,931       13,530,673
    Class R ..............................................              --               --         8,436,557       13,151,844
    Advisor Class ........................................              --               --        43,281,057       38,146,085
                                                            ------------------------------------------------------------------
 Total capital share transactions ........................       1,382,277       10,498,709       175,170,256      158,129,080
                                                            ------------------------------------------------------------------
 Redemption fees .........................................             (41)             196             7,345            9,730
                                                            ------------------------------------------------------------------
     Net increase (decrease) in net assets ...............       1,411,397       10,310,659       178,560,852      142,360,988
Net assets:
 Beginning of year .......................................      10,310,659               --       548,029,308      405,668,320
                                                            ------------------------------------------------------------------
 End of year .............................................   $  11,722,056    $  10,310,659     $ 726,590,160    $ 548,029,308
                                                            ==================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of year ............................................   $     (20,715)   $     (14,267)    $    (108,267)   $     363,210
                                                            ==================================================================

a For the period November 17, 2004 (commencement of operations) to October 31, 2005.


104 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of nine separate series. All funds included in this report (the Funds) are diversified, except The Franklin Floating Rate Daily Access Fund. The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                                       CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------
Franklin Low Duration Total Return Fund                       Franklin Floating Rate Daily Access Fund

-----------------------------------------------------------------------------------------------------------------
CLASS A & CLASS C                                             CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------

Franklin Adjustable U.S. Government Securities Fund           Franklin Total Return Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.


                                                             Annual Report | 105

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


106 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

Certain Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At October 31, 2006, all repurchase agreements held by the funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FUTURES CONTRACTS

The Franklin Total Return Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

F. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.


                                                             Annual Report | 107

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statements of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

G. CREDIT DEFAULT SWAPS

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund may purchase or sell credit default swap contracts to manage or gain exposure to credit risk. Credit default swaps are agreements between two parties whereby the buyer receives credit protection and the seller guarantees the credit worthiness of a referenced debt obligation. The buyer pays the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss upon receipt or payment thereof in the Statements of Operations. In return, the buyer would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation.

Credit default swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Any payment received or paid to initiate a contract is recorded as a liability or asset in the Statements of Assets and Liabilities and amortized over the life of the contract as a realized gain or loss. When the swap contract is terminated early, the funds record a realized gain or loss for any payments received or paid.

The risks of credit default swaps include unfavorable changes in interest rates, an illiquid secondary market and the possible inability of the counterparty to fulfill its obligations under the agreement, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

H. CREDIT LINKED NOTES

The Franklin Total Return Fund may purchase credit linked notes. Credit linked notes are intended to replicate the economic effects that would apply had the fund directly purchased the


108 | Annual Report

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. CREDIT LINKED NOTES (CONTINUED)

underlying reference asset or basket of assets. The risks of credit linked notes include the potential default of the underlying reference asset, the potential inability of the fund to dispose of the credit linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts.

I. MORTGAGE DOLLAR ROLLS

The Franklin Adjustable U.S. Government Securities Fund and the Franklin Total Return Fund may enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the funds and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the funds. The risks of mortgage dollar roll transactions include the potential inability of the coun-terparty to fulfill its obligations.

J. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.

K. INCOME TAXES

No provision has been made for U.S. income taxes because each fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

L. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States.


                                                             Annual Report | 109

Franklin Investors Securities Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

M. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

N. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

O. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


110 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                  --------------------------------------------------------------------
                                                      FRANKLIN ADJUSTABLE
                                                         U.S. GOVERNMENT                   FRANKLIN FLOATING RATE
                                                         SECURITIES FUND                      DAILY ACCESS FUND
                                                  --------------------------------------------------------------------
                                                     SHARES          AMOUNT               SHARES           AMOUNT
                                                  --------------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold ................................       7,377,946    $    65,604,588         54,725,812    $   552,722,965
 Shares issued in reinvestment of
  distributions .............................       1,470,102         13,073,964          7,357,358         74,246,788
 Shares redeemed ............................     (20,107,643)      (178,758,291)       (75,947,165)      (766,925,499)
                                                  --------------------------------------------------------------------
 Net increase (decrease) ....................     (11,259,595)   $  (100,079,739)       (13,863,995)   $  (139,955,746)
                                                  ====================================================================
Year ended October 31, 2005
 Shares sold ................................      13,610,431    $   122,645,919         57,121,865    $   578,544,180
 Shares issued on merger (Note 15) ..........                                           125,483,789      1,266,131,434
 Shares issued in reinvestment of
  distributions .............................       1,324,602         11,927,314          3,542,352         35,860,557
 Shares redeemed ............................     (25,439,575)      (229,131,934)       (59,895,705)      (606,128,889)
                                                  --------------------------------------------------------------------
 Net increase (decrease) ....................     (10,504,542)   $   (94,558,701)       126,252,301    $ 1,274,407,282
                                                  ====================================================================
CLASS B SHARES:
Year ended October 31, 2006
 Shares sold ................................                                             1,766,366    $    17,836,278
 Shares issued in reinvestment of
  distributions .............................                                               223,881          2,258,068
 Shares redeemed ............................                                            (2,429,685)       (24,496,642)
                                                                                         -----------------------------
 Net increase (decrease) ....................                                              (439,438)   $    (4,402,296)
                                                                                         =============================
Year ended October 31, 2005
 Shares sold ................................                                             1,706,282    $    17,264,316
 Shares issued in reinvestment of
  distributions .............................                                               152,119          1,538,677
 Shares redeemed ............................                                            (2,211,030)       (22,369,050)
                                                                                         -----------------------------
 Net increase (decrease) ....................                                              (352,629)   $    (3,566,057)
                                                                                         =============================
CLASS C SHARES:
Year ended October 31, 2006
 Shares sold ................................       1,018,449    $     9,056,076         17,324,325    $   174,966,405
 Shares issued in reinvestment of
  distributions .............................         136,025          1,208,933          1,389,217         14,024,507
 Shares redeemed ............................      (2,533,121)       (22,510,472)       (13,660,912)      (138,010,187)
                                                  --------------------------------------------------------------------
 Net increase (decrease) ....................      (1,378,647)   $   (12,245,463)         5,052,630    $    50,980,725
                                                  ====================================================================
Year ended October 31, 2005
 Shares sold ................................       2,483,828    $    22,360,096         16,619,673    $   168,352,391
 Shares issued in reinvestment of
  distributions .............................         117,750          1,059,436            803,027          8,130,061
 Shares redeemed ............................      (2,632,093)       (23,683,457)       (11,348,279)      (114,910,153)
                                                  --------------------------------------------------------------------
 Net increase (decrease) ....................         (30,515)   $      (263,925)         6,074,421    $    61,572,299
                                                  ====================================================================


                                                             Annual Report | 111

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                                   -------------------------------
                                                                                       FRANKLIN FLOATING RATE
                                                                                         DAILY ACCESS FUND
                                                                                   -------------------------------
                                                                                     SHARES             AMOUNT
                                                                                   -------------------------------
ADVISOR CLASS SHARES:
Year ended October 31, 2006
 Shares sold ................................                                         9,526,397      $  96,508,595
 Shares issued in reinvestment of
  distributions .............................                                           347,922          3,510,016
 Shares redeemed ............................                                        (4,363,229)       (44,016,245)
                                                                                   -------------------------------
 Net increase (decrease) ....................                                         5,511,090      $  56,002,366
                                                                                   ===============================
Year ended October 31, 2005
 Shares sold ................................                                         1,473,037      $  14,932,053
 Shares issued in reinvestment of
  distributions .............................                                           112,047          1,135,335
 Shares redeemed ............................                                        (1,480,348)       (14,971,066)
                                                                                   -------------------------------
 Net increase (decrease) ....................                                           104,736      $   1,096,322
                                                                                   ===============================


                                                 -----------------------------------------------------------------
                                                   FRANKLIN LOW DURATION
                                                     TOTAL RETURN FUND              FRANKLIN TOTAL RETURN FUND
                                                 -----------------------------------------------------------------
                                                    SHARES          AMOUNT            SHARES            AMOUNT
                                                 -----------------------------------------------------------------
CLASS A SHARES:
Year ended October 31, 2006
 Shares sold ................................         489,444    $  4,766,287        20,615,536     $  202,745,466
 Shares issued in reinvestment of
  distributions .............................          17,609         171,686         1,203,711         11,851,828
 Shares redeemed ............................        (364,981)     (3,555,696)      (10,381,230)      (101,871,984)
                                                 -----------------------------------------------------------------
 Net increase (decrease) ....................         142,072    $  1,382,277        11,438,017     $  112,725,310
                                                 =================================================================
Year ended October 31, 2005
 Shares sold ................................       1,239,367    $ 12,311,758        15,479,146     $  156,720,421
 Shares issued in reinvestment of
  distributions .............................           7,183          70,717           657,135          6,652,978
 Shares redeemed ............................        (190,850)     (1,883,766)       (7,162,132)       (72,710,379)
                                                 -----------------------------------------------------------------
 Net increase (decrease) ....................       1,055,700    $ 10,498,709         8,974,149     $   90,663,020
                                                 =================================================================
CLASS B SHARES:
Year ended October 31, 2006
 Shares sold ................................                                           462,867     $    4,551,684
 Shares issued in reinvestment of
  distributions .............................                                            74,768            736,308
 Shares redeemed ............................                                          (579,037)        (5,691,591)
                                                                                       ---------------------------
 Net increase (decrease) ....................                                           (41,402)    $     (403,599)
                                                                                       ===========================
Year ended October 31, 2005
 Shares sold ................................                                           550,691     $    5,587,903
 Shares issued in reinvestment of
  distributions .............................                                            59,363            601,294
 Shares redeemed ............................                                          (350,337)        (3,551,739)
                                                                                       ---------------------------
 Net increase (decrease) ....................                                           259,717     $    2,637,458
                                                                                       ===========================


112 | Annual Report

Franklin Investors Securities Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            ---------------------------
                                                             FRANKLIN TOTAL RETURN FUND
                                                                SHARES        AMOUNT
                                                            ---------------------------
CLASS C SHARES:
Year ended October 31, 2006
 Shares sold .............................................    2,403,512    $ 23,631,789
 Shares issued in reinvestment of
  distributions ..........................................      141,295       1,390,990
 Shares redeemed .........................................   (1,414,514)    (13,891,848)
                                                            ---------------------------
 Net increase (decrease) .................................    1,130,293    $ 11,130,931
                                                            ===========================
Year ended October 31, 2005
 Shares sold .............................................    1,959,776    $ 19,851,364
 Shares issued in reinvestment of
  distributions ..........................................       84,489         854,963
 Shares redeemed .........................................     (708,507)     (7,175,654)
                                                            ---------------------------
 Net increase (decrease) .................................    1,335,758    $ 13,530,673
                                                            ===========================
CLASS R SHARES:
Year ended October 31, 2006
 Shares sold .............................................    1,591,047    $ 15,660,425
 Shares issued in reinvestment of
  distributions ..........................................      117,352       1,155,375
 Shares redeemed .........................................     (853,879)     (8,379,243)
                                                            ---------------------------
 Net increase (decrease) .................................      854,520    $  8,436,557
                                                            ===========================
Year ended October 31, 2005
 Shares sold .............................................    1,778,351    $ 18,040,526
 Shares issued in reinvestment of
  distributions ..........................................       56,963         576,046
 Shares redeemed .........................................     (539,510)     (5,464,728)
                                                            ---------------------------
 Net increase (decrease) .................................    1,295,804    $ 13,151,844
                                                            ===========================
ADVISOR CLASS SHARES:
Year ended October 31, 2006
 Shares sold .............................................    5,675,564    $ 56,096,696
 Shares issued in reinvestment of
  distributions ..........................................      522,742       5,157,807
 Shares redeemed .........................................   (1,822,549)    (17,973,446)
                                                            ---------------------------
 Net increase (decrease) .................................    4,375,757    $ 43,281,057
                                                            ===========================
Year ended October 31, 2005
 Shares sold .............................................    4,790,716    $ 48,687,723
 Shares issued in reinvestment of
  distributions ..........................................      288,893       2,928,644
 Shares redeemed .........................................   (1,327,826)    (13,470,282)
                                                            ---------------------------
 Net increase (decrease) .................................    3,751,783    $ 38,146,085
                                                            ===========================


                                                             Annual Report | 113

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
---------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Franklin Adjustable U.S. Government Securities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
-------------------------------------------------------------------------------
       0.40%               Up to and including $5 billion
       0.35%               Over $5 billion, up to and including $10 billion
       0.33%               Over $10 billion, up to and including $15 billion
       0.30%               In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
-------------------------------------------------------------------------------
       0.450%              Up to and including $500 million
       0.350%              Over $500 million, up to and including $1 billion
       0.300%              Over $1 billion, up to and including $1.5 billion
       0.250%              Over $1.5 billion, up to and including $6.5 billion
       0.225%              Over $6.5 billion, up to and including $11.5 billion
       0.200%              Over $11.5 billion, up to and including $16.5 billion
       0.190%              Over $16.5 billion, up to and including $19 billion
       0.180%              Over $19 billion, up to and including $21.5 billion
       0.170%              In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       0.425%              Up to and including $500 million
       0.325%              Over $500 million, up to and including $1 billion
       0.280%              Over $1 billion, up to and including $1.5 billion
       0.235%              Over $1.5 billion, up to and including $6.5 billion
       0.215%              Over $6.5 billion, up to and including $11.5 billion
       0.200%              Over $11.5 billion, up to and including $16.5 billion
       0.190%              Over $16.5 billion, up to and including $19 billion
       0.180%              Over $19 billion, up to and including $21.5 billion
       0.170%              In excess of $21.5 billion


114 | Annual Report

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

The Franklin Adjustable U.S. Government Securities Fund pays an administrative fee to Advisers based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
-------------------------------------------------------------------------
       0.10%             Up to and including $5 billion
       0.09%             Over $5 billion, up to and including $10 billion
       0.08%             In excess of $10 billion

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the sale and distribution of each Funds' shares up to a certain percentage per year of their average daily net assets as follows:

                                 ----------------------------------------------
                                    FRANKLIN         FRANKLIN
                                   ADJUSTABLE        FLOATING        FRANKLIN
                                 U.S. GOVERNMENT    RATE DAILY     TOTAL RETURN
                                 SECURITIES FUND    ACCESS FUND        FUND
                                 ----------------------------------------------
Class A ......................        0.25%            0.25%           0.25%


Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the sale and distribution of each Fund's shares up to a certain percentage per year of their average daily net assets of each class as follows:

                    -----------------------------------------------------------
                       FRANKLIN        FRANKLIN       FRANKLIN
                      ADJUSTABLE       FLOATING     LOW DURATION     FRANKLIN
                    U.S. GOVERNMENT   RATE DAILY    TOTAL RETURN   TOTAL RETURN
                    SECURITIES FUND   ACCESS FUND       FUND           FUND
                    -----------------------------------------------------------
Class A .........         --                --          .25%            --
Class B .........         --              1.00%          --            .65%
Class C .........        .65%              .65%          --            .65%
Class R .........         --                --           --            .50%


                                                             Annual Report | 115

Franklin Investors Securities Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                           ---------------------------------------------------------------
                                              FRANKLIN          FRANKLIN        FRANKLIN
                                             ADJUSTABLE         FLOATING      LOW DURATION      FRANKLIN
                                           U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                           SECURITIES FUND     ACCESS FUND        FUND            FUND
                                           ---------------------------------------------------------------
Sales charges retained net of
 commissions paid to unaffiliated
 broker/dealers .......................       $ 19,505          $ 166,290       $ 3,220         $ 385,183
Contingent deferred sales charges
 retained .............................       $ 28,522          $ 409,484       $ 2,020         $  75,147

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                           -----------------------------------------------------------------
                                              FRANKLIN           FRANKLIN         FRANKLIN
                                             ADJUSTABLE          FLOATING       LOW DURATION      FRANKLIN
                                           U.S. GOVERNMENT      RATE DAILY      TOTAL RETURN    TOTAL RETURN
                                           SECURITIES FUND      ACCESS FUND         FUND            FUND
                                           -----------------------------------------------------------------
Transfer agent fees ...................      $  346,964         $ 1,213,363        $ 4,587       $  470,567

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive a portion of administrative fees for the Franklin Total Return Fund. FT Services agreed in advance to voluntarily waive administrative fees for the Franklin Low Duration Total Return Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees. Total expenses waived/paid by Advisers and FT Services are not subject to reimbursement by the funds subsequent to the fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2006, Advisers or the investment companies managed by Advisers owned 41.74% and 26.44%, respectively, of the Franklin Low Duration Total Return Fund's and the Franklin Total Return Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended October 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.


116 | Annual Report

Franklin Investors Securities Trust

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2006, the capital loss carryforwards were as follows:

                                           ----------------------------------------------------------------
                                              FRANKLIN          FRANKLIN        FRANKLIN
                                             ADJUSTABLE         FLOATING      LOW DURATION      FRANKLIN
                                           U.S. GOVERNMENT     RATE DAILY     TOTAL RETURN    TOTAL RETURN
                                           SECURITIES FUND     ACCESS FUND        FUND            FUND
                                           ----------------------------------------------------------------
Capital loss carryforwards expiring in:
 2007  ................................     $  1,456,300      $          --    $       --       $        --
 2008  ................................        3,438,157                 --            --                --
 2009  ................................        1,279,054                 --            --         1,361,562
 2010  ................................               --        192,104,885            --           550,214
 2011  ................................          585,362        108,452,146            --                --
 2012  ................................        1,039,516         74,147,691            --                --
 2013  ................................        2,782,773                 --        38,924           466,273
 2014  ................................        3,962,538                 --       108,726         5,783,491
                                           ----------------------------------------------------------------
                                            $ 14,543,700      $ 374,704,722    $  147,650       $ 8,161,540
                                           ================================================================

During the year ended October 31, 2006, the Franklin Floating Rate Daily Access Fund utilized $649,095 of capital loss carryforwards.

On October 31, 2006, the Franklin Adjustable U.S. Government Securities Fund had expired capital loss carryforwards of $2,585,375, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2006 and 2005, was as follows:

                                    --------------------------------------------------------------
                                           FRANKLIN ADJUSTABLE              FRANKLIN FLOATING
                                             U.S. GOVERNMENT                   RATE DAILY
                                             SECURITIES FUND                   ACCESS FUND
                                    --------------------------------------------------------------
                                          2006            2005            2006             2005
                                    --------------------------------------------------------------
Distributions paid from
 ordinary income ................   $  19,659,556   $  18,596,461   $ 135,693,757   $   67,481,720
                                    ==============================================================


                                    --------------------------------------------------------------
                                          FRANKLIN LOW DURATION
                                             TOTAL RETURN FUND          FRANKLIN TOTAL RETURN FUND
                                    --------------------------------------------------------------
                                          2006            2005 a          2006             2005
                                    --------------------------------------------------------------
Distributions paid from
 ordinary income ................   $     394,176   $     239,991   $  31,456,839   $   20,349,934
                                    --------------------------------------------------------------


a For the period November 17, 2004 (commencement of operations) to October 31, 2005.


                                                             Annual Report | 117

Franklin Investors Securities Trust

5. INCOME TAXES (CONTINUED)

At October 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                     --------------------------------------------------------------------
                                        FRANKLIN            FRANKLIN          FRANKLIN
                                       ADJUSTABLE           FLOATING        LOW DURATION       FRANKLIN
                                     U.S. GOVERNMENT       RATE DAILY       TOTAL RETURN     TOTAL RETURN
                                     SECURITIES FUND       ACCESS FUND          FUND             FUND
                                     --------------------------------------------------------------------
Cost of investments .............    $  410,711,570     $ 2,312,434,568    $  11,346,672    $ 820,660,745
                                     ====================================================================
Unrealized appreciation .........    $      232,598     $     6,396,866    $      62,950    $  10,222,820
Unrealized depreciation .........        (5,192,020)         (4,783,516)         (49,396)      (5,543,138)
                                     --------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) .................    $   (4,959,422)    $     1,613,350    $      13,554    $   4,679,682
                                     ====================================================================
Distributable earnings -
 undistributed ordinary income ..    $      512,160     $     4,048,305    $      24,165    $   2,597,532
                                     ====================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, credit default swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2006, were as follows:

                                    --------------------------------------------------------------------------
                                        FRANKLIN             FRANKLIN          FRANKLIN              `
                                       ADJUSTABLE         FLOATING RATE      LOW DURATION        FRANKLIN
                                     U.S. GOVERNMENT       DAILY ACCESS      TOTAL RETURN      TOTAL RETURN
                                     SECURITIES FUND           FUND              FUND              FUND
                                    --------------------------------------------------------------------------
Purchases .......................    $    71,569,511     $  1,597,358,118    $   9,663,993   $  1,865,601,107
Sales ...........................    $   194,531,358     $  1,637,059,112    $   8,594,821   $  1,625,200,571


118 | Annual Report

Franklin Investors Securities Trust

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT DEFAULT SWAPS

At October 31, 2006, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following credit default swap contracts outstanding:

FRANKLIN LOW DURATION TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------------
                                                                     PERIODIC
 CONTRACTS TO SELL PROTECTION                          NOTIONAL      PAYMENT     EXPIRATION      UNREALIZED
 REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)         AMOUNT         RATE         DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
 ABX HE.A.06-1 (JPMorgan Chase) ..................   $     500,000     0.54%        7/25/45      $  (586)


FRANKLIN TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------------
                                                                     PERIODIC
 CONTRACTS TO BUY PROTECTION                           NOTIONAL      PAYMENT     EXPIRATION      UNREALIZED
 REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)         AMOUNT         RATE         DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
 Dow Jones CDX North America High Yield
  Swap Series 5 (JPMorgan Chase) .................   $   3,840,000     3.95%       12/20/10      $ (92,761)
 Dow Jones CDX North America High Yield
  Swap Series 6 (JPMorgan Chase) .................       6,930,000     3.45%        6/20/11        (44,763)
 First Energy Corp., 6.45%, 11/15/11 (Citigroup) .       4,500,000     0.46%        3/20/11        (35,037)
 Royal Caribbean Cruises Ltd., 8.00%, 5/15/10
  (Merrill Lynch) ................................       4,000,000     0.77%        6/20/10         (3,488)
 Starwood Hotels & Resorts Worldwide Inc., 7.875%,
  5/01/12 (Merrill Lynch) ........................      14,000,000     1.43%        6/20/12          8,597

-----------------------------------------------------------------------------------------------------------
                                                                     PERIODIC
 CONTRACTS TO SELL PROTECTION                          NOTIONAL      PAYMENT     EXPIRATION      UNREALIZED
 REFERENCED DEBT OBLIGATION (SWAP COUNTERPARTY)         AMOUNT         RATE         DATE        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
 ABX HE.A.06-1 (Goldman Sachs) ...................   $  30,000,000     0.54%        7/25/45      $ (30,488)


                                                             Annual Report | 119

Franklin Investors Securities Trust

9. FINANCIAL FUTURES CONTRACTS

At October 31, 2006, the Franklin Total Return Fund had the following financial futures contracts outstanding:

FRANKLIN TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------------
                                                       NUMBER OF     DELIVERY      CONTRACT      UNREALIZED
 CONTRACTS TO BUY                                      CONTRACTS      DATES      FACE VALUE     GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
 U.S. Treasury 20 Year Bond ......................        191        12/19/06   $19,100,000      $ 417,813
 U.S. Treasury 5 Year Note .......................        180        12/29/06    18,000,000        135,000

10. FORWARD EXCHANGE CONTRACTS

At October 31, 2006, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had the following forward exchange contracts outstanding:

FRANKLIN LOW DURATION TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                    CONTRACT   SETTLEMENT   UNREALIZED
 CONTRACTS TO BUY                                                                   AMOUNT a      DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
  5,777,000         Japanese Yen ...............................                      50,000      7/13/07   $     1,062
                                                                                                            -----------
                     Unrealized gain on forward exchange contracts ......................................   $     1,062
                                                                                                            ===========

-----------------------------------------------------------------------------------------------------------------------
                                                                                    CONTRACT   SETTLEMENT   UNREALIZED
 CONTRACTS TO BUY                                                                   AMOUNT a      DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
  4,336,800         Japanese Yen ...............................                      40,000      2/26/07   $    (2,323)
  1,250,000         Japanese Yen ...............................                      10,933      2/28/07           (70)
  3,953,250         Japanese Yen ...............................                      35,000      4/20/07          (420)
                                                                                                            -----------
                     Unrealized loss on forward exchange contracts ......................................        (2,813)
                                                                                                            ===========
                      Net unrealized gain (loss) on forward exchange contracts ..........................   $    (1,751)
                                                                                                            ===========

FRANKLIN TOTAL RETURN FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                                    CONTRACT   SETTLEMENT   UNREALIZED
 CONTRACTS TO BUY                                                                   AMOUNT a      DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
265,742,000         Japanese Yen ...............................                   2,300,000      7/13/07   $    48,846
                                                                                                            -----------
                     Unrealized gain on forward exchange contracts ......................................   $    48,846
                                                                                                            ===========

-----------------------------------------------------------------------------------------------------------------------
                                                                                    CONTRACT   SETTLEMENT   UNREALIZED
 CONTRACTS TO BUY                                                                   AMOUNT a      DATE      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
274,844,700         Japanese Yen ...............................                   2,535,000      2/26/07   $  (147,140)
 74,300,000         Japanese Yen ...............................                     649,873      2/28/07        (4,187)
218,558,250         Japanese Yen ...............................                   1,935,000      4/20/07       (23,240)
                                                                                                            -----------
                     Unrealized loss on forward exchange contracts ......................................   $  (174,567)
                                                                                                            ===========
                      Net unrealized gain on offsetting forward exchange contracts ......................       105,946
                                                                                                            ===========
                       Net unrealized gain (loss) on forward exchange contracts .........................   $   (19,775)
                                                                                                            ===========

a     In U.S. dollars unless otherwise indicated.


120 | Annual Report

Franklin Investors Securities Trust

11. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Floating Rate Daily Access Fund has 86.64% of their portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin Floating Rate Daily Access Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2006, the value of this security was $2,517,479, representing 0.11% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

12. UNFUNDED LOAN COMMITMENTS

The Franklin Floating Rate Daily Access Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At October 31, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                        UNFUNDED
  BORROWER                                                            COMMITMENT
--------------------------------------------------------------------------------
  Allied Waste North America Inc., Revolver ......................   $ 1,300,000
  American Cellular Corp., Delayed Draw Term Loan ................       937,500
  American Greetings Corp., Term Loan ............................     2,300,000
  Amsted Industries Inc., Delay Draw .............................       900,000
  Babcock and Wilcox Co., Delay Draw .............................    13,600,000
  Baker Tanks Inc., Delay Draw ...................................       172,500
  CBRL Group (Cracker Barrel), Term Loan B2 (Delayed Draw) .......       817,862
  Conseco Inc., Revolver .........................................     4,000,000
  Fairpoint Communications Inc., Revolver ........................     4,202,250
  Niska Gas Storage U.S. LLC (C/R Gas), Delay Draw ...............       814,545
  Sealy Mattress Co., Revolver ...................................     1,750,000
  VML US Finance LLC (Venetian Macau), Delay Draw ................     4,966,667
  WMG Acquisition Corp. (Warner Music), Revolver A ...............     6,520,000
                                                                     -----------
                                                                     $42,281,324
                                                                     ===========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                             Annual Report | 121

Franklin Investors Securities Trust

13. OTHER CONSIDERATIONS

Directors or employees of Advisers, as the Franklin Floating Rate Daily Access Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At October 31, 2006, such individuals serve in one or more of these capacities for Adelphia Communications Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

14. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. ("Adelphia") and related parties, along with its Official Committee of Unsecured Creditors, filed an adversary proceeding in the Adelphia bankruptcy case in the U.S. Bankruptcy Court (SDNY) against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Advisers Inc., Franklin CLOs I - III, Franklin Floating Rate Daily Access Fund, Franklin Floating Rate Master Series, and Franklin Floating Rate Trust. The Complaint alleges that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders. It seeks avoidance of the loans and recovery of fraudulent transfers. The reference of this adversary proceeding to the Bankruptcy Court has been withdrawn, and the matter is now pending in U.S. District Court (SDNY) before Judge Lawrence McKenna.

The Franklin defendants have not yet been required to respond to the complaint or to discovery, and other pending motions to dismiss have not been ruled upon. Thus, it is not possible to predict the lawsuit's outcome at this preliminary stage of the proceedings. However, management of the funds does not expect that the result will have a material adverse effect on the financial condition of the funds.

15. MERGERS

On June 2, 2005, the Franklin Floating Rate Daily Access Fund acquired the net assets of Franklin Floating Rate Trust pursuant to a plan of reorganization approved by Franklin Floating Rate Trust's shareholders. The merger was accomplished by a tax free exchange of 125,483,789 shares of Franklin Floating Rate Daily Access Fund (valued at $10.09) for the net assets of the Franklin Floating Rate Trust which aggregated $1,266,131,434, including $15,556,666 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $2,468,648,524.


122 | Annual Report

Franklin Investors Securities Trust

16. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


                                                             Annual Report | 123

Franklin Investors Securities Trust

16. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

17. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


124 | Annual Report

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund, and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the "Funds") at October 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2006


                                                             Annual Report | 125

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006.

       -------------------------------------------------------------------
          FRANKLIN            FRANKLIN         FRANKLIN
         ADJUSTABLE        FLOATING RATE     LOW DURATION       FRANKLIN
       U.S. GOVERNMENT      DAILY ACCESS     TOTAL RETURN     TOTAL RETURN
       SECURITIES FUND          FUND             FUND             FUND
       -------------------------------------------------------------------
         $19,616,080        $122,351,077       $369,006       $25,217,041


126 | Annual Report

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee         Since 1986         142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee         Since 1998         143                       Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                    ration and refining of oil and gas),
                                                                                            H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI International
                                                                                            Metals, Inc. (manufacture and distri-
                                                                                            bution of titanium), Canadian National
                                                                                            Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee            Since 1986      116                      Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 127

INDEPENDENT BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee        Since 2005         103                       Director, Hess Corporation (formerly,
One Franklin Parkway San                                                                     Amerada Hess Corporation) (explo-
Mateo, CA 94403-1906                                                                         ration and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service); and
                                                                                             FORMERLY, Director, Becton Dickinson
                                                                                             and Company (medical technology),
                                                                                             Cooper Industries, Inc. (electrical
                                                                                             products and tools and hardware),
                                                                                             Health Net, Inc. (formerly, Foundation
                                                                                             Health) (integrated managed care),
                                                                                             The Hertz Corporation, Pacific
                                                                                             Southwest Airlines, The RCA
                                                                                             Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison), UAL
                                                                                             Corporation (airlines) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

---------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION       TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and    Trustee since      142                       None
One Franklin Parkway             Chairman of    1986 and
San Mateo, CA 94403-1906         the Board      Chairman of the
                                                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and    Trustee since      126                       None
One Franklin Parkway             Vice           1987 and Vice
San Mateo, CA 94403-1906         President      President since
                                                1986

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


128 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                 LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION           TIME SERVED           BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)            Vice President     Since 2003            Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (1945)           Vice President     Since 1986            Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief              Chief Compliance      Not Applicable                  Not Applicable
One Franklin Parkway             Compliance         Officer since 2004
San Mateo, CA 94403-1906         Officer and        and Vice
                                 Vice President     President - AML
                                 - AML              Compliance since
                                 Compliance         February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)             Treasurer        Since 2004            Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice      Since 2002            Not Applicable                  Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief Executive
Fort Lauderdale, FL 33394-3091     Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President   Since 2000            Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 129

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)             Vice President    Since 2000            Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)           President and     President since       Not Applicable                  Not Applicable
One Franklin Parkway                Chief Executive   1993 and Chief
San Mateo, CA 94403-1906            Officer -         Executive Officer -
                                    Investment        Investment
                                    Management        Management
                                                      since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)            Vice President    Vice President        Not Applicable                  Not Applicable
One Franklin Parkway                and Secretary     since March 2006
San Mateo, CA 94403-1906                              and Secretary
                                                      since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 30 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                Vice President    Since 2005            Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


130 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION          TIME SERVED           BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)              Chief Financial   Since 2004            Not Applicable                  Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to October 31, 2006, S. Joseph Fortunato and Gordon S. Macklin each ceased to be a trustee of the Trust.

Note 3: Prior to October 31, 2006, Michael O. Magdol and Steven J. Gray ceased to be officers of the Trust.

Note 4: Subsequent to October 31, 2006, Harmon E. Burns ceased to be an officer of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 131

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


132 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                       Michigan 7
Arizona                       Minnesota 7
California 8                  Missouri
Colorado                      New Jersey
Connecticut                   New York 8
Florida 8                     North Carolina
Georgia                       Ohio 7
Kentucky                      Oregon
Louisiana                     Pennsylvania
Maryland                      Tennessee
Massachusetts 7               Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 9


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


09/06                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON      One Franklin Parkway
    INVESTMENTS         San Mateo, CA 94403-1906


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ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN INVESTORS
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FIST2 A2006 12/06




                                [GRAPHIC OMITTED]

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                                                     OCTOBER 31, 2006
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                                                  A series of Franklin Investors
                                                  Securities Trust

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       ANNUAL REPORT AND SHAREHOLDER LETTER                     BLEND
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                     FRANKLIN  o  Templeton  o  Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1

ANNUAL REPORT

Franklin Balanced Fund ...................................................     3

Performance Summary ......................................................     8

Your Fund's Expenses .....................................................    11

Financial Highlights and Statement of Investments ........................    13

Financial Statements .....................................................    21

Notes to Financial Statements ............................................    25

Report of Independent Registered Public Accounting Firm ..................    34

Tax Designation ..........................................................    35

Board Members and Officers ...............................................    36

Shareholder Information ..................................................    41

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Shareholder Letter

Dear Shareholder:

We are pleased to bring you the inaugural annual report for Franklin Balanced Fund, the latest addition to Franklin Investors Securities Trust. The Fund commenced operations on July 3, 2006. Franklin Balanced Fund is designed to be a diversified, flexible portfolio, spreading assets across multiple asset categories, including corporate, foreign and government bonds, as well as dividend-paying stocks and convertible securities. By combining the growth potential of stocks with exposure to bonds, we believe you can help cushion a portfolio during stock market downturns.

During the period since the Fund's inception through October 31, 2006, the U.S. economy continued to grow. However, concerns about historically high energy prices, a cooling housing market and rising interest rates contributed to a slower economic growth rate during the period. In light of moderating economic growth, the Federal Reserve Board (Fed) left interest rates unchanged at its August, September and October meetings. The Fed's inaction helped boost investor confidence. The Standard & Poor's 500 Index (S&P 500) returned

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             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                               Not part of the annual report | 1

+9.10%, the Dow Jones Industrial Average returned +9.11% and the NASDAQ Composite Index had a return of +10.01% for the period under review. 1

In the enclosed annual report for Franklin Balanced Fund, the portfolio managers discuss market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Investors Securities Trust

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the annual report

Annual Report

Franklin Balanced Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

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PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE
RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 10/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Common Stocks ..................................................    56.3%
Corporate Bonds ................................................    23.7%
Asset-Backed and Mortgage-Backed Securities ....................     7.9%
Convertible Preferred Stocks ...................................     2.8%
Short-Term Investments & Other Net Assets ......................     9.3%

--------------------------------------------------------------------------------

This annual report for Franklin Balanced Fund covers the period since the Fund's inception on July 3, 2006, through October 31, 2006.

PERFORMANCE OVERVIEW

For the period since the Fund's inception on July 3, 2006, Franklin Balanced Fund - Class A posted a +7.20% cumulative total return. The Fund underperformed its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a +9.10% total return for the same period. 1 However, it outperformed its fixed income benchmark, the Lehman Brothers (LB) U.S. Aggregate

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                               Annual Report | 3

Index, which posted a +4.49% total return.2 You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

During the three months ended October 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Gross domestic product growth declined from an annualized rate of 2.6% in the second quarter of 2006 to an estimated 2.2% in the third quarter. Housing market weakness contributed to the slowdown. Growth was supported primarily by corporate profits and consumer and government spending. Export growth picked up some momentum, but a record trade deficit remained. Although labor costs rose and new job creation slowed, hiring generally increased and the unemployment rate fell from 4.6% to a five-year low of 4.4%. 3

Oil prices were volatile and declined from a record high of $77 per barrel in July to nearly $59 at period-end. Shifting oil prices appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Lower retail prices for cars, computers and clothing in September and October signaled that inflationary pressure appeared to be diminishing somewhat. Inflation was still a concern, however, as the core Consumer Price Index (CPI) rose 2.7% for the 12 months ended October 31, 2006, which was higher than the 2.2% 10-year average. 4

From August through October, the Federal Reserve Board (Fed) held the federal funds target rate at 5.25%, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

2. Source: Standard & Poor's Micropal. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3.    Source: Bureau of Labor Statistics.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4 | Annual Report

The Fed's inaction helped restore investor confidence, and equity markets experienced dramatic rallies. From July 3, 2006, through October 31, 2006, the blue chip stocks of the Dow Jones Industrial Average posted a total return of +9.11%, and the broader S&P 500 returned +9.10%, while the technology-heavy NASDAQ Composite Index had a total return of +10.01%. 5 Telecommunications, information technology and utilities stocks performed particularly well.

INVESTMENT STRATEGY

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment grade fixed income securities, but may invest up to 10% of our total assets in non-convertible bonds rated below investment grade. We apply a "bottom-up" approach to investing in individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed-income investments for the Fund, we assess changing economic, market and industry conditions.

MANAGER'S DISCUSSION

The Fund was launched with $15 million and experienced modest net inflows, ending the period with more than $17 million in total net assets. We used the proceeds to invest in a combination of equity and fixed income securities we believed had the potential to meet our income and capital appreciation objectives.

5. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

TOP 5 EQUITIES
10/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Pfizer Inc.                                                                 2.4%
 HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
3M Co.                                                                      2.2%
 PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
The Southern Co.                                                            2.1%
 UTILITIES
--------------------------------------------------------------------------------
Target Corp.                                                                2.0%
 RETAIL TRADE
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                           1.9%
 ENERGY MINERALS
--------------------------------------------------------------------------------

                                                               Annual Report | 5

TOP 5 BONDS
10/31/06


--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
FNMA 30 Year                                                                5.5%
 FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (FNMA) FIXED RATE
--------------------------------------------------------------------------------
Accredited Mortgage Loan Trust                                              2.4%
 FINANCE
--------------------------------------------------------------------------------
Telecom Italia Capital (Italy)                                              1.4%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Lafarge SA (France)                                                         1.2%
 NON-ENERGY MINERALS
--------------------------------------------------------------------------------
National Grid PLC (U.K.)                                                    1.2%
 UTILITIES
--------------------------------------------------------------------------------

During the period under review, the Fund benefited from the equity and fixed income markets' strong performance. Equity markets rose due to solid gains in corporate earnings for the second and third calendar quarters of 2006. Similarly, fixed income markets performed well as moderating economic growth and falling energy prices contributed to the decline in long-term interest rates, from 5.15% to 4.61%, as measured by the 10-Year U.S. Treasury bond.

Among the Fund's equity holdings, several positions positively impacted performance including Pfizer, Wyeth and Johnson & Johnson in the health technology sector. Utilities sector holdings The Southern Co. and Sempra Energy, and retail trade sector holdings Target and The Gap, also benefited the Fund. During the period, holdings that negatively affected Fund performance included Alcoa and Caterpillar and we sold them by period-end.

In the fixed income market, we found credit-sensitive investments more attractive given a favorable environment and better yields relative to higher credit quality U.S. government and agency markets. Significant contributors to Fund performance included St. Paul Travelers, Tyson Foods and KB Home. During the period, several positions negatively affected performance including HCA and Harrah's Operating Co. following the announced leveraged buyout of HCA and Harrah's consideration of a leveraged buyout. We sold both positions by period-end.


6 | Annual Report

Thank you for your participation in Franklin Balanced Fund. We are excited about the potential for investors to profit from the Fund's distinct focus on a combination of equity and fixed-income securities, while pursuing the dual objective of attractive income and capital appreciation.


[PHOTO OMITTED]   /s/ Edward D. Perks

                  Edward D. Perks, CFA


[PHOTO OMITTED]   /s/ Alan E. Muschott

                  Alan E. Muschott, CFA


[PHOTO OMITTED]   /s/ Shawn Lyons

                  Shawn Lyons, CFA

                  Portfolio Management Team
                  Franklin Balanced Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 10/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FBLAX)                          CHANGE     10/31/06      7/3/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.65       $10.65      $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/3/06-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.0679
--------------------------------------------------------------------------------
CLASS C (SYMBOL: N/A)                            CHANGE     10/31/06      7/3/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.62       $10.62      $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/3/06-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.0679
--------------------------------------------------------------------------------
CLASS R (SYMBOL: N/A)                            CHANGE     10/31/06      7/3/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.64       $10.64      $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/3/06-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.0679
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                      CHANGE     10/31/06      7/3/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.66       $10.66      $10.00
--------------------------------------------------------------------------------
DISTRIBUTIONS (7/3/06-10/31/06)
--------------------------------------------------------------------------------
Dividend Income                     $0.0679
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                                                       INCEPTION (7/3/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            +7.20%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             +1.04%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/06) 3,4                                 -1.33%
--------------------------------------------------------------------------------
  30-Day Standardized Yield 5                2.64%
--------------------------------------------------------------------------------
CLASS C                                                       INCEPTION (7/3/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            +6.90%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             +5.90%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/06) 3,4                                 +3.49%
--------------------------------------------------------------------------------
  30-Day Standardized Yield 5                2.17%
--------------------------------------------------------------------------------
CLASS R                                                       INCEPTION (7/3/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            +7.10%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             +7.10%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/06) 3,4                                 +4.69%
--------------------------------------------------------------------------------
  30-Day Standardized Yield 5                2.66%
--------------------------------------------------------------------------------
ADVISOR CLASS                                                 INCEPTION (7/3/06)
--------------------------------------------------------------------------------
Cumulative Total Return 2                                            +7.30%
--------------------------------------------------------------------------------
Aggregate Total Return 3                                             +7.30%
--------------------------------------------------------------------------------
Aggregate Total Return (9/30/06) 3,4                                 +4.79%
--------------------------------------------------------------------------------
  30-Day Standardized Yield 5                3.15%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

ENDNOTES

INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE DRAMATICALLY OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. The Fund's manager and administrator have agreed in advance to waive all or a portion of their fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower, and yield for the period would have been 1.96%; 1.44%; 1.94%; and 2.42% for Classes A, C, R and Advisor, respectively. After 10/31/07, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Aggregate total return represents the change in value of an investment since inception. Because the Fund has existed for less than one year, average annual total returns are not available.

4. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.


10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      EXPENSES PAID DURING
                                                     BEGINNING ACCOUNT             ENDING                  PERIOD*
                                                       ACTUAL 7/3/06           ACCOUNT VALUE        ACTUAL 7/3/06-10/31/06
CLASS A                                             HYPOTHETICAL 5/1/06           10/31/06       HYPOTHETICAL 5/1/06-10/31/06
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000                  $1,072.00                  $3.64
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000                  $1,019.86                  $5.40
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000                  $1,069.00                  $5.80
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000                  $1,016.69                  $8.59
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000                  $1,071.00                  $4.15
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000                  $1,019.11                  $6.16
---------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000                  $1,073.00                  $2.44
---------------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000                  $1,021.63                  $3.62
---------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, for each class (A: 1.06%; C: 1.69%; R: 1.21%; and Advisor:
      0.71%), multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 121/365 to reflect the number of days since commencement of operations.


12 | Annual Report

Franklin Investors Securities Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCED FUND

                                                                ------------
                                                                PERIOD ENDED
                                                                 OCTOBER 31,
CLASS A                                                            2006 d
                                                                ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........................    $    10.00
                                                                 ----------
Income from investment operations a:

 Net investment income b ....................................          0.10

 Net realized and unrealized gains (losses) .................          0.62
                                                                 ----------
Total from investment operations ............................          0.72
                                                                 ----------
Less distributions from net investment income ...............         (0.07)
                                                                 ----------
Redemption fees .............................................            -- e
                                                                 ----------
Net asset value, end of period ..............................    $    10.65
                                                                 ==========
Total return c ..............................................          7.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........................    $   17,258

Ratios to average net assets:

 Expenses before waiver and payments by affiliates ..........          2.02% f

 Expenses net of waiver and payments by affiliates ..........          1.06% f

 Net investment income ......................................          2.84% f

Portfolio turnover rate .....................................         13.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                               -------------
                                                               PERIOD ENDED
                                                                 OCTOBER 31,
CLASS C                                                            2006 d
                                                               -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................    $     10.00
                                                                -----------
Income from investment operations a:

 Net investment income b ...................................           0.07

 Net realized and unrealized gains (losses) ................           0.62
                                                                -----------
Total from investment operations ...........................           0.69
                                                                -----------
Less distributions from net investment income ..............          (0.07)
                                                                -----------
Redemption fees ............................................             -- e
                                                                -----------
Net asset value, end of period .............................    $     10.62
                                                                ===========
Total return c .............................................           6.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................    $       242

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .........           2.65% f

 Expenses net of waiver and payments by affiliates .........           1.69% f

 Net investment income .....................................           2.21% f

Portfolio turnover rate ....................................          13.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                               ------------
                                                               PERIOD ENDED
                                                                OCTOBER 31,
CLASS R                                                            2006 d
                                                               ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................    $     10.00
                                                                -----------
Income from investment operations a:

 Net investment income b ...................................           0.09

 Net realized and unrealized gains (losses) ................           0.62
                                                                -----------
Total from investment operations ...........................           0.71
                                                                -----------
Less distributions from net investment income ..............          (0.07)
                                                                -----------
Redemption fees ............................................             -- e
                                                                -----------
Net asset value, end of period .............................    $     10.64
                                                                ===========
Total return c .............................................           7.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................    $        11

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .........           2.17% f

 Expenses net of waiver and payments by affiliates .........           1.21% f

 Net investment income .....................................           2.69% f

Portfolio turnover rate ....................................          13.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

                                                               ------------
                                                               PERIOD ENDED
                                                                OCTOBER 31,
ADVISOR CLASS                                                      2006 d
                                                               ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .......................    $     10.00
                                                                -----------
Income from investment operations a:

 Net investment income b ...................................           0.11

 Net realized and unrealized gains (losses) ................           0.62
                                                                -----------
Total from investment operations ...........................           0.73
                                                                -----------
Less distributions from net investment income ..............          (0.07)
                                                                -----------
Redemption fees ............................................             -- e
                                                                -----------
Net asset value, end of period .............................    $     10.66
                                                                ===========
Total return c .............................................           7.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..........................    $       239

Ratios to average net assets:

 Expenses before waiver and payments by affiliates .........           1.67% f

 Expenses net of waiver and payments by affiliates .........           0.71% f

 Net investment income .....................................           3.19% f

Portfolio turnover rate ....................................          13.10%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.

e     Amount rounds to less than $0.01 per share.

f     Annualized.

16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

------------------------------------------------------------------------------
   FRANKLIN BALANCED FUND                  COUNTRY        SHARES      VALUE
------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 90.7%
   COMMON STOCKS 56.3%
   COMMUNICATIONS 0.6%
   AT&T Inc. .......................    United States      3,000    $  102,750
                                                                    ----------
   CONSUMER NON-DURABLES 2.3%
   Anheuser-Busch Cos. Inc. ........    United States      3,200       151,744
   The Procter & Gamble Co. ........    United States      4,000       253,560
                                                                    ----------
                                                                       405,304
                                                                    ----------
   CONSUMER SERVICES 0.9%
   Clear Channel Communications Inc.    United States      4,800       167,280
                                                                    ----------
   ELECTRONIC TECHNOLOGY 5.4%
   Analog Devices Inc. .............    United States     10,000       318,200
 a Cisco Systems Inc. ..............    United States      6,000       144,780
   Intel Corp. .....................    United States     15,000       320,100
   QUALCOMM Inc. ...................    United States      5,000       181,950
                                                                    ----------
                                                                       965,030
                                                                    ----------
   ENERGY MINERALS 7.3%
   BP PLC, ADR .....................    United Kingdom     1,800       120,780
   Chesapeake Energy Corp. .........    United States     10,000       324,400
   Chevron Corp. ...................    United States      3,600       241,920
   ConocoPhillips ..................    United States      4,500       271,080
   Exxon Mobil Corp. ...............    United States      4,800       342,816
                                                                    ----------
                                                                     1,300,996
                                                                    ----------
   FINANCE 8.5%
   Bank of America Corp. ...........    United States      4,600       247,802
   Capital One Financial Corp. .....    United States      2,600       206,258
   Citigroup Inc. ..................    United States      6,000       300,960
   Morgan Stanley ..................    United States      2,300       175,789
   Wachovia Corp. ..................    United States      2,800       155,400
   Washington Mutual Inc. ..........    United States      6,000       253,800
   Wells Fargo & Co. ...............    United States      4,400       159,676
                                                                    ----------
                                                                     1,499,685
                                                                    ----------
   HEALTH SERVICES 0.8%
   Caremark Rx Inc. ................    United States      3,000       147,690
                                                                    ----------
   HEALTH TECHNOLOGY 8.3%
 a Genentech Inc. ..................    United States      3,000       249,900
   Johnson & Johnson ...............    United States      2,500       168,500
   Medtronic Inc. ..................    United States      4,700       228,796
   Pfizer Inc. .....................    United States     16,000       426,400
   Schering-Plough Corp. ...........    United States     12,000       265,680
   Wyeth ...........................    United States      2,500       127,575
                                                                    ----------
                                                                     1,466,851
                                                                    ----------
   INDUSTRIAL SERVICES 1.4%
   Rowan Cos. Inc. .................    United States      7,500       250,350
                                                                    ----------


                                                              Annual Report | 17

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------
    FRANKLIN BALANCED FUND                                                     COUNTRY         SHARES     VALUE
------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    PROCESS INDUSTRIES 3.3%
    Air Products and Chemicals Inc. ....................................    United States       2,300    $ 160,241
    Bunge Ltd. .........................................................    United States       3,000      192,330
    The Dow Chemical Co. ...............................................    United States       5,700      232,503
                                                                                                         ---------
                                                                                                           585,074
                                                                                                         ---------
    PRODUCER MANUFACTURING 3.8%
    3M Co. .............................................................    United States       5,000      394,200
    General Electric Co. ...............................................    United States       8,000      280,880
                                                                                                         ---------
                                                                                                           675,080
                                                                                                         ---------
    RETAIL TRADE 4.4%
    The Gap Inc. .......................................................    United States      13,000      273,260
    Target Corp. .......................................................    United States       6,000      355,080
    Wal-Mart Stores Inc. ...............................................    United States       3,000      147,840
                                                                                                         ---------
                                                                                                           776,180
                                                                                                         ---------
    TRANSPORTATION 1.1%
    United Parcel Service Inc., B ......................................    United States       2,500      188,375
                                                                                                         ---------
    UTILITIES 8.2%
    AGL Resources Inc. .................................................    United States       5,000      187,500
    Ameren Corp. .......................................................    United States       3,000      162,300
    Dominion Resources Inc. ............................................    United States       2,000      161,980
    FirstEnergy Corp. ..................................................    United States       2,800      164,780
    Public Service Enterprise Group Inc. ...............................    United States       2,500      152,625
    Sempra Energy ......................................................    United States       5,000      265,200
    The Southern Co. ...................................................    United States      10,000      364,000
                                                                                                         ---------
                                                                                                         1,458,385
                                                                                                         ---------
    TOTAL COMMON STOCKS (COST $9,212,835) ..............................                                 9,989,030
                                                                                                         ---------
    CONVERTIBLE PREFERRED STOCKS 2.8%
    ENERGY MINERALS 1.6%
a,b Goldman Sachs Group Inc. into Peabody Energy Corp.,
    10.00%, cvt. pfd., 144A ............................................    United States       7,500      293,250
                                                                                                         ---------
    NON-ENERGY MINERALS 1.2%
a,b Morgan Stanley into Newmont Mining Corp., 8.50%, cvt. pfd., 144A ...    United States       5,000      216,700
                                                                                                         ---------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $466,855) .................                                   509,950
                                                                                                         ---------

                                                                                            ---------
                                                                                            PRINCIPAL
                                                                                             AMOUNT c
                                                                                            ---------
    CORPORATE BONDS 23.7%
    COMMERCIAL SERVICES 0.5%
    R.H. Donnelley Corp., senior discount note, 6.875%, 1/15/13 ........    United States    $100,000       94,625
                                                                                                         ---------
    COMMUNICATIONS 3.1%
    Embarq Corp., senior note, 7.082%, 6/01/16 .........................    United States     200,000      204,995
    Telecom Italia Capital, senior note, 4.95%, 9/30/14 ................     Luxembourg       100,000       92,934


18 | Annual Report

Franklin Investors Securities Trust

-------------------------------------------------------------------------------------------------------
                                                                                  PRINCIPAL
   FRANKLIN BALANCED FUND                                            COUNTRY       AMOUNT c     VALUE
-------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONTINUED)
   CORPORATE BONDS (CONTINUED)
   COMMUNICATIONS (CONTINUED)
   Telecom Italia Capital, senior note, 7.20%, 7/18/36 .......        Italy        $150,000    $157,374
   Verizon New York Inc., senior deb., A, 6.875%, 4/01/12 ....    United States     100,000     104,487
                                                                                               --------
                                                                                                559,790
                                                                                               --------
   CONSUMER DURABLES 2.5%
 b Ford Motor Credit Co., 144A, 9.75%, 9/15/10 ...............    United States     150,000     154,805
   General Motors Acceptance Corp., 6.875%, 8/28/12 ..........    United States     100,000     100,387
   KB Home, senior note, 6.25%, 6/15/15 ......................    United States     200,000     188,839
                                                                                               --------
                                                                                                444,031
                                                                                               --------
   CONSUMER NON-DURABLES 2.3%
 b Miller Brewing Co., 144A, 5.50%, 8/15/13 ..................    United States     200,000     198,214
   Tyson Foods Inc., senior note, 6.85%, 4/01/16 .............    United States     200,000     206,733
                                                                                               --------
                                                                                                404,947
                                                                                               --------
   CONSUMER SERVICES 1.7%
   Comcast Corp., senior note, 5.85%, 1/15/10 ................    United States     200,000     203,633
   MGM MIRAGE Inc., senior note, 5.875%, 2/27/14 .............    United States     100,000      92,125
                                                                                               --------
                                                                                                295,758
                                                                                               --------
   ENERGY MINERALS 1.1%
   ConocoPhillips, 5.95%, 10/15/36 ...........................    United States     100,000     103,347
   Pioneer Natural Resources Co., 6.875%, 5/01/18 ............    United States     100,000      99,074
                                                                                               --------
                                                                                                202,421
                                                                                               --------
   FINANCE 5.6%
   HSBC Finance Corp., 5.50%, 1/19/16 ........................    United States     200,000     201,334
   International Lease Finance Corp., 4.75%, 2/15/08 .........    United States     200,000     198,380
   JPMorgan Chase & Co., sub. note, 4.875%, 3/15/14 ..........    United States     200,000     193,633
   Morgan Stanley, sub. note, 4.75%, 4/01/14 .................    United States     200,000     191,656
   St. Paul Travelers Cos. Inc., 6.75%, 6/20/36 ..............    United States     100,000     111,501
   Wachovia Capital Trust III, 5.80%, Perpetual ..............    United States     100,000     100,977
                                                                                               --------
                                                                                                997,481
                                                                                               --------
   HEALTH SERVICES 1.1%
   WellPoint Inc., 5.00%, 1/15/11 ............................    United States     200,000     198,085
                                                                                               --------
   HEALTH TECHNOLOGY 0.6%
   Wyeth, senior sub. note 5.50%, 2/01/14 ....................    United States     100,000     100,747
                                                                                               --------
   NON-ENERGY MINERALS 1.2%
   Lafarge SA, 6.50%, 7/15/16 ................................       France         200,000     208,700
                                                                                               --------
   PROCESS INDUSTRIES 0.6%
   Lyondell Chemical Co., senior note, 8.00%, 9/15/14 ........    United States     100,000     102,750
                                                                                               --------
   REAL ESTATE DEVELOPMENT 1.1%
   EOP Operating LP, 4.75%, 3/15/14 ..........................    United States     200,000     190,676
                                                                                               --------
   TECHNOLOGY SERVICES 0.6%
   SunGard Data Systems Inc., senior sub note, 10.25%, 8/15/15    United States     100,000     105,250
                                                                                               --------


                                                              Annual Report | 19

Franklin Investors Securities Trust

------------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL
  FRANKLIN BALANCED FUND                                                     COUNTRY           AMOUNT c        VALUE
------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  UTILITIES 1.7%
  National Grid PLC, 6.30%, 8/01/16 ....................................   United Kingdom     $  200,000    $    208,658
  TXU Corp., senior note, P, 5.55%, 11/15/14 ...........................    United States        100,000          95,777
                                                                                                            ------------
                                                                                                                 304,435
                                                                                                            ------------
  TOTAL CORPORATE BONDS (COST $4,042,767) ..............................                                       4,209,696
                                                                                                            ------------
  ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
  SECURITIES
  (COST $427,100) 2.4%
  FINANCE 2.4%
d Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 5.563%, 9/25/35 .....    United States        426,834         427,473
                                                                                                            ------------
  MORTGAGE-BACKED SECURITIES 5.5%
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 5.5%
  FNMA 30 Year, 6.00%, 8/01/36 .........................................    United States        495,257         498,479
  FNMA 30 Year, 6.50%, 4/01/36 .........................................    United States        464,401         473,516
                                                                                                            ------------
  TOTAL MORTGAGE-BACKED SECURITIES (COST $950,334) .....................                                         971,995
                                                                                                            ------------
  TOTAL LONG TERM INVESTMENTS (COST $15,099,891) .......................                                      16,108,144
                                                                                                            ------------

                                                                                              ---------
                                                                                               SHARES/
                                                                                              CONTRACTS
                                                                                              ---------
  SHORT TERM INVESTMENT (COST $1,487,218) 8.4%
  MONEY MARKET FUND 8.4%
e Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.96% ..   United States      1,487,218       1,487,218
                                                                                                            ------------
  TOTAL INVESTMENTS (COST $16,587,109) 99.1% ...........................                                      17,595,362
  OPTIONS WRITTEN (0.0)% f .............................................                                          (3,690)
  OTHER ASSETS, LESS LIABILITIES 0.9% ..................................                                         158,158
                                                                                                            ------------
  NET ASSETS 100.0% ....................................................                                    $ 17,749,830
                                                                                                            ------------
  OPTIONS WRITTEN 0.0% f
  ELECTRONIC TECHNOLOGY 0.0% f
  Analog Devices Inc., Dec. 35 Calls, 12/16/06 .........................    United States             50           1,500
                                                                                                            ------------
  HEALTH TECHNOLOGY 0.0% f
  Genentech Inc., Dec. 90 Calls, 12/16/06 ..............................    United States             30           2,190
                                                                                                            ------------
  TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $9,160) .....................                                           3,690
                                                                                                            ------------

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note

a     Non-income producing for the twelve months ended October 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At October 31, 2006, the aggregate value of these securities was $862,969, representing 4.86% of net assets.

c     The principal amount is stated in U.S. dollars unless otherwise indicated.

d     The coupon rate shown represents the rate at period end.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

f     Rounds to less than 0.1% of net assets.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

                                                                           ------------
                                                                             FRANKLIN
                                                                             BALANCED
                                                                               FUND
                                                                           ------------
 Assets:
  Investments in securities:
   Cost - Unaffiliated issuers ........................................    $ 15,099,891
   Cost - Sweep Money Fund (Note 7) ...................................       1,487,218
                                                                           ------------
   Total cost of investments ..........................................    $ 16,587,109
                                                                           ------------
   Value - Unaffiliated issuers .......................................    $ 16,108,144
   Value - Sweep Money Fund (Note 7) ..................................       1,487,218
                                                                           ------------
   Total value of investments .........................................      17,595,362
  Receivables:
   Capital shares sold ................................................          32,264
   Dividends and interest .............................................          73,608
   Affiliates .........................................................          10,629
  Offering costs ......................................................          49,468
                                                                           ------------
         Total assets .................................................      17,761,331
                                                                           ------------
 Liabilities:
  Payables:
   Reports to shareholders ............................................           4,265
  Options written, at value (premium received $9,160) .................           3,690
  Accrued expenses and other liabilities ..............................           3,546
                                                                           ------------
         Total liabilities ............................................          11,501
                                                                           ------------
            Net assets, at value ......................................    $ 17,749,830
                                                                           ------------
 Net assets consist of:
  Paid-in capital .....................................................    $ 16,678,810
  Undistributed net investment income .................................          76,695
  Net unrealized appreciation (depreciation) ..........................       1,013,723
  Accumulated net realized gain (loss) ................................         (19,398)
                                                                           ------------
            Net assets, at value ......................................    $ 17,749,830
                                                                           ------------
 CLASS A:
  Net assets, at value ................................................    $ 17,257,822
                                                                           ------------
  Shares outstanding ..................................................       1,621,152
                                                                           ------------
  Net asset value per share a .........................................    $      10.65
                                                                           ------------
  Maximum offering price per share (net asset value per share / 94.25%)    $      11.30
                                                                           ------------
 CLASS C:
  Net assets, at value ................................................    $    242,479
                                                                           ------------
  Shares outstanding ..................................................          22,836
                                                                           ------------
  Net asset value and maximum offering price per share a ..............    $      10.62
                                                                           ------------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Investors Securities Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
October 31, 2006

                                                                      --------
                                                                      FRANKLIN
                                                                      BALANCED
                                                                        FUND
                                                                      --------
CLASS R:
 Net assets, at value .........................................       $ 10,640
                                                                      --------
 Shares outstanding ...........................................          1,000
                                                                      --------
 Net asset value and maximum offering price per share a .......       $  10.64
                                                                      --------
ADVISOR CLASS:
 Net assets, at value .........................................       $238,889
                                                                      --------
 Shares outstanding ...........................................         22,415
                                                                      --------
 Net asset value and maximum offering price per share a .......       $  10.66
                                                                      --------

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

STATEMENT OF OPERATIONS
for the period ended October 31, 2006 a

                                                                        -----------
                                                                         FRANKLIN
                                                                         BALANCED
                                                                           FUND
                                                                        -----------
Investment income:
 Dividends:
  Unaffiliated issuers .............................................    $    62,380
  Sweep Money Fund (Note 7) ........................................         28,859
 Interest ..........................................................        121,000
                                                                        -----------
        Total investment income ....................................        212,239
                                                                        -----------
Expenses:
 Management fees (Note 3a) .........................................         25,212
 Administrative fees (Note 3b) .....................................         10,879
 Distribution fees: (Note 3c)
  Class A ..........................................................         18,726
  Class C ..........................................................            420
  Class R ..........................................................             17
 Transfer agent fees (Note 3e) .....................................            645
 Custodian fees ....................................................            119
 Reports to shareholders ...........................................          4,265
 Registration and filing fees ......................................            646
 Professional fees .................................................         23,968
 Trustees' fees and expenses .......................................             10
 Amortization of offering costs ....................................         24,532
 Other .............................................................            501
                                                                        -----------
        Total expenses .............................................        109,940
        Expenses waived/paid by affiliates (Note 3f) ...............        (52,116)
                                                                        -----------
          Net expenses .............................................         57,824
                                                                        -----------
           Net investment income ...................................        154,415
                                                                        -----------
Realized and unrealized gain (losses)
 Net realized gain (loss) from:
  Investments ......................................................        (35,964)
  Written options (Note 1b) ........................................         16,678
                                                                        -----------
           Net realized gain (loss) ................................        (19,286)
                                                                        -----------
 Net change in unrealized appreciation (depreciation) on investments      1,013,723
                                                                        -----------
Net realized and unrealized gain (loss) ............................        994,437
                                                                        -----------
Net increase (decrease) in net assets resulting from operations ....    $ 1,148,852
                                                                        -----------

a     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Franklin Investors Securities Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       -------------------------
                                                                                              FRANKLIN
                                                                                              BALANCED
                                                                                                FUND
                                                                                       -------------------------
                                                                                        PERIOD ENDED OCTOBER 31,
                                                                                                2006 a
                                                                                       -------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................           $    154,415
  Net realized gain (loss) from investments and options written ..................                (19,286)
  Net change in unrealized appreciation (depreciation) on investments ............              1,013,723
                                                                                             ------------
        Net increase (decrease) in net assets resulting from operations ..........              1,148,852
                                                                                             ------------
 Distributions to shareholders from:
  Net investment income:
    Class A ......................................................................               (107,069)
    Class C ......................................................................                 (1,076)
    Class R ......................................................................                    (68)
    Advisor Class ................................................................                 (1,141)
                                                                                             ------------
 Total distributions to shareholders .............................................               (109,354)
                                                                                             ------------
 Capital share transactions: (Note 2)
    Class A ......................................................................             16,239,165
    Class C ......................................................................                233,326
    Class R ......................................................................                 10,000
    Advisor Class ................................................................                227,840
                                                                                             ------------
 Total capital share transactions ................................................             16,710,331
                                                                                             ------------
 Redemption fees .................................................................                      1
                                                                                             ------------
        Net increase (decrease) in net assets ....................................             17,749,830
Net assets:
 Beginning of period .............................................................                     --
                                                                                             ------------
 End of period ...................................................................           $ 17,749,830
                                                                                             ============
Undistributed net investment income included in net assets:
 End of period ...................................................................           $     76,695
                                                                                             ============

a     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Investors Securities Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN BALANCED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end investment company, consisting of nine separate funds. The Franklin Balanced Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 25

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

26 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


                                                              Annual Report | 27

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                -------------------------------
                                                         PERIOD ENDED
                                                      OCTOBER 31, 2006 a
                                                -------------------------------
                                                   SHARES             AMOUNT
                                                -------------------------------
CLASS A SHARES:
 Shares sold .............................        1,621,499        $ 16,242,687
 Shares issued in reinvestment of
  distributions ..........................              528               5,423
 Shares redeemed .........................             (875)             (8,945)
                                                -------------------------------
 Net increase (decrease) .................        1,621,152        $ 16,239,165
                                                ===============================
CLASS C SHARES:
 Shares sold .............................           22,741        $    232,346
 Shares issued in reinvestment of
  distributions ..........................               97               1,001
 Shares redeemed .........................               (2)                (21)
                                                -------------------------------
 Net increase (decrease) .................           22,836        $    233,326
                                                ===============================
CLASS R SHARES:
 Shares sold .............................            1,000        $     10,000
                                                -------------------------------
 Net increase (decrease) .................            1,000        $     10,000
                                                ===============================
ADVISOR CLASS SHARES:
 Shares sold .............................           22,316        $    226,824
 Shares issued in reinvestment of
  distributions ..........................              104               1,073
 Shares redeemed .........................               (5)                (57)
                                                -------------------------------
 Net increase (decrease) .................           22,415        $    227,840
                                                ===============================

a     For the period July 3, 2006 (commencement of operations) to October 31,
      2006.


28 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and directors of the following subsidiaries:

-----------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
-----------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                            Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
        0.500%          Up to and including $250 million
        0.475%          Over $250 million, up to and including $500 million
        0.450%          Over $500 million, up to and including $1billion
        0.425%          Over $1billion, up to and including $2.5 billion
        0.400%          Over $2.5 billion, up to and including $5 billion
        0.375%          Over $5 billion, up to and including $10 billion
        0.350%          Over $10 billion, up to and including $15 billion
        0.325%          Over $15 billion, up to and including $20 billion
        0.300%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ...............................................     0.35%
Class C ...............................................     1.00%
Class R ...............................................     0.50%


                                                              Annual Report | 29

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers    $2,796
Contingent deferred sales charges retained ..................................    $   --

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $645, of which $526 was retained by Investor Services.

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses. Total expenses waived/paid by Advisers and FT Services are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

G. OTHER AFFILIATED TRANSACTIONS

At October 31, 2006, Advisers owned 89.84% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended October 31, 2006, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2006, the Fund had tax basis capital losses of $19,398 expiring on October 31, 2014.

The tax character of distributions paid during the period ended October 31, 2006, was as follows:

                                                                      ---------
                                                                        2006
                                                                      ---------
Distributions paid from ordinary income ............................  $ 109,354


30 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

5. INCOME TAXES (CONTINUED)

At October 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................      $ 16,587,266
                                                                   ============
Unrealized appreciation .....................................      $  1,066,647
Unrealized depreciation .....................................           (58,551)
                                                                   ------------
Net unrealized appreciation (depreciation) ..................      $  1,008,096
                                                                   ============

Distributable earnings - undistributed ordinary income ......      $     78,986
                                                                   ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2006, aggregated $17,069,431 and $1,939,231, respectively.

Transactions in options written during the period ended October 31, 2006, were as follows:

                                                     ---------------------------
                                                      NUMBER OF       PREMIUMS
                                                      CONTRACTS       RECEIVED
                                                     ---------------------------
Options outstanding at July 3, 2006 ..............         --        $       --
Options written ..................................        651            25,838
Options expired ..................................       (366)          (11,594)
Options exercised ................................       (205)           (5,084)
Options closed ...................................         --                --
                                                     --------------------------
Options outstanding at October 31, 2006 ..........         80        $    9,160
                                                     ==========================

7. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                                                              Annual Report | 31

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


32 | Annual Report

Franklin Investors Securities Trust

FRANKLIN BALANCED FUND

8. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 33

Franklin Investors Securities Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN BALANCED FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund (one of the portfolios constituting the Franklin Investors Securities Trust, hereafter referred to as the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 3, 2006 (commencement of operations) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California

December 19, 2006


34 | Annual Report

Franklin Investors Securities Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN BALANCED FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 57.04% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $61,746 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $123,121 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006.


                                                              Annual Report | 35

Franklin Investors Securities Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                           LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION      TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee       Since 1986        142                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                       company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee       Since 1998        143                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                       Amerada Hess Corporation) (exploration
San Mateo, CA 94403-1906                                                                   and refining of oil and gas),
                                                                                           H.J. Heinz Company (processed foods
                                                                                           and allied products), RTI International
                                                                                           Metals, Inc. (manufacture and
                                                                                           distribution of titanium), Canadian
                                                                                           National Railway (railroad) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee       Since 1986        116                        Director, Center for Creative Land
One Franklin Parkway                                                                       Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

INDEPENDENT BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee       Since 2005        103                      Director, Hess Corporation (formerly,
One Franklin Parkway San                                                                   Amerada Hess Corporation) (exploration
Mateo, CA 94403-1906                                                                       and refining of oil and gas) and
                                                                                           Sentient Jet (private jet service); and
                                                                                           FORMERLY, Director, Becton Dickinson
                                                                                           and Company (medical technology),
                                                                                           Cooper Industries, Inc. (electrical
                                                                                           products and tools and hardware),
                                                                                           Health Net, Inc. (formerly, Foundation
                                                                                           Health) (integrated managed care),
                                                                                           The Hertz Corporation, Pacific
                                                                                           Southwest Airlines, The RCA
                                                                                           Corporation, Unicom (formerly,
                                                                                           Commonwealth Edison), UAL
                                                                                           Corporation (airlines) and White
                                                                                           Mountains Insurance Group, Ltd.
                                                                                           (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive
Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and   Trustee since     142                      None
One Franklin Parkway              Chairman of   1986 and
San Mateo, CA 94403-1906          the Board     Chairman of the
                                                Board since 1993
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and   Trustee since     126                      None
One Franklin Parkway              Vice          1987 and Vice
San Mateo, CA 94403-1906          President     President since
                                                1986
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARK BOYADJIAN (1964)            Vice             Since 2003        Not Applicable           Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1986        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance  Not Applicable           Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice             President - AML
                                 President        Compliance since
                                 - AML            February 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002        Not Applicable           Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000        Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

--------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED       BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice          Since 2000        Not Applicable           Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        President     President since   Not Applicable           Not Applicable
One Franklin Parkway             and Chief     1993 and Chief
San Mateo, CA 94403-1906         Executive     Executive Officer
                                 Officer -     Investment
                                 Investment    Management
                                 Management    since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)         Vice          Vice President    Not Applicable           Not Applicable
One Franklin Parkway             President     since March 2006
San Mateo, CA 94403-1906         and           and Secretary
                                 Secretary     since April 2006


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 30 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice          Since 2005        Not Applicable           Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief         Since 2004        Not Applicable           Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to October 31, 2006, S. Joseph Fortunato and Gordon S. Macklin each ceased to be a trustee of the Trust.

Note 3: Prior to October 31, 2006, Michael O. Magdol and Steven J. Gray ceased to be officers of the Trust.

Note 4: Subsequent to October 31, 2006, Harmon E. Burns ceased to be an officer of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


40 | Annual Report

Franklin Investors Securities Trust

SHAREHOLDER INFORMATION

FRANKLIN BALANCED FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 41

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                             Michigan 7
Arizona                             Minnesota 7
California 8                        Missouri
Colorado                            New Jersey
Connecticut                         New York 8
Florida 8                           North Carolina
Georgia                             Ohio 7
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 7                     Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/06                                              Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON                             One Franklin Parkway
    INVESTMENTS                                San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN BALANCED FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

424 A2006 12/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $285,537 for the fiscal year ended October 31, 2006 and $194,231 for the fiscal year ended October 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $3,069 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $172,792 for the fiscal year ended October 31, 2006 and $4,500 for the fiscal year ended October 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended October 31, 2006 and $4,500 for the fiscal year ended October 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 27, 2006